UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

VERDE BIO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

The boards of directors of SensaSure Technologies Inc., a Nevada corporation (“SSTC”) and Verde Bio Holdings, Inc., a Nevada corporation (“Verde”), have each approved an agreement and plan of merger, as it may be amended from time to time (the “Merger Agreement”), entered into on December 11, 2023, by and among SSTC, Formation Minerals, Inc., a Nevada corporation and a direct, wholly-owned subsidiary of SSTC (“Merger Sub”), and Verde pursuant to which Merger Sub will merge with and into Verde, with Verde surviving as a direct, wholly owned subsidiary of SSTC, and the surviving corporation of the merger, which transaction is referred to herein as the merger (the “Merger”).

If the Merger is completed pursuant to the Merger Agreement, upon the effectiveness of the Merger, (1) each holder of the common stock, par value $0.001 per share, of Verde (“Verde Common Stock”) will be entitled to receive, for every 300 shares of Verde Common Stock, one share of common stock, par value $0.01 per share, of SSTC (“SSTC Common Stock”), (2) each holder of Series A preferred stock, par value $0.001 per share, of Verde (“Verde Series A Preferred Stock”) will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of Class A preferred stock, par value $0.001 per share, of SSTC (“SSTC Class A Preferred Stock”), and (3) each holder of Series C preferred stock, par value $0.001 per share, of Verde (“Verde Series C Preferred Stock”) will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of Class B preferred stock, par value $0.001 per share, of SSTC (“SSTC Class B Preferred Stock”), in each case based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully-diluted shares of Verde Common Stock outstanding, as of the April 1, 2024.

SSTC and Verde will each hold special meetings of their stockholders on May 9, 2024 in connection with the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”). On December 11, 2023, SSTC, the sole stockholder of Merger Sub, approved the Merger and the Merger Agreement.

Verde is controlled by Scott Cox, its Chief Executive Officer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Cox beneficially owns approximately 1.76% of the outstanding shares of Verde Common Stock and 100% of the outstanding shares of Verde Series A Preferred Stock, which are entitled to 10,000 votes per share of Verde Series A Preferred Stock on all matters submitted to a vote of the stockholders of Verde, which in the aggregate represents 55.93% of the outstanding voting power as of the record date for the Verde special meeting. Verde expects that Mr. Cox will vote his shares in favor of the Merger and the Merger Agreement at the Verde special meeting.

Based upon the number of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of April 1, 2024, we anticipate that SSTC will issue approximately 6,917,770 shares of SSTC Common Stock, 1,664 shares of SSTC Class A Preferred Stock and 5,345 shares of SSTC Class B Preferred Stock, in connection with the Merger. Upon the consummation of the Merger, based upon the number of shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of the date of the hereof, SSTC and Verde estimate that the SSTC stockholders immediately prior to the Merger (in their capacities as such) will own approximately 32.71% of the voting power of SSTC Common Stock outstanding immediately after the Merger and the Verde stockholders immediately prior to the Merger (in their capacities as such) will own approximately 68.29% of the voting power of SSTC Common Stock outstanding immediately after the Merger, in each case, on a fully-diluted basis and without taking into account whether any of SSTC stockholders or Verde stockholders were also stockholders of SSTC or Verde, respectively, at that time. Mr. Cox will own 100% of the SSTC Class A Preferred Stock after the Merger and the current holder of Verde Series C Preferred Stock will own 100% of the SSTC Class B Preferred Stock after the Merger, each of which will be convertible into shares of SSTC Common Stock.

At the SSTC special meeting, holders of shares of the SSTC Common Stock will be asked to consider and vote on (i) a proposal to amend and restate the current articles of incorporation, as amended, of SSTC to, among other modifications, (a) increase the number of shares of capital stock which SSTC is authorized to issue to 2,000,000,000 shares, (b) authorize the issuance of up to 150,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the SSTC board of directors and (c) provide that special meetings of stockholders may be called only by the SSTC board of directors, effective prior to the effective time of the Merger (the “Articles of Incorporation A&R Proposal”), (ii) a proposal to change the name of SSTC following the Merger when and as determined by the SSTC board of directors to “Formation Minerals, Inc.” (the “Name Change Proposal” and together with the Articles of Incorporation A&R Proposal, the “Articles of Incorporation Amendment Proposals”) and (iii) a proposal to approve the adjournment of the SSTC special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Articles of Incorporation Amendment Proposals, if there are insufficient votes at the time of such adjournment to approve either Articles of Incorporation Amendment Proposal (the “SSTC Adjournment Proposal”).

At the Verde special meeting, holders of shares of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock will be asked to consider and vote on (i) a proposal to approve the Merger and the Merger Agreement (the “Merger Proposal”), and (ii) a proposal to approve the adjournment of the Verde special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve the Merger Proposal (the “Verde Adjournment Proposal”).

Your vote is very important, regardless of the number of shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock you hold.

The record date for determining the stockholders entitled to receive notice of, and to vote at, the SSTC special meeting is the close of business on April 1, 2024.

The record date for determining the stockholders entitled to receive notice of, and to vote at, the Verde special meeting is the close of business on April 1, 2024. The Merger cannot be completed without the approval of the holders of the shares of Verde Common Stock, Verde Series A Preferred Stock or Series C Preferred Stock.

Please read carefully this joint proxy statement/prospectus in its entirety. The obligations of SSTC, Merger Sub and Verde to consummate the Merger are subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement. More information about SSTC, Merger Sub, Verde, the SSTC special meeting, the Verde special meeting, the Merger Agreement and the proposals is included in this joint proxy statement/prospectus.

You should also consider carefully the risks that are described in the “Risk Factors” section, beginning on page 30 of this joint proxy statement/prospectus and in the “Risk Factors” sections of SSTC’s filings with the Securities and Exchange Commission.

Whether or not you plan to attend the SSTC special meeting, please authorize your proxy as soon as possible to make sure that your shares of SSTC Common Stock, are represented at the SSTC special meeting.

Whether or not you plan to attend the Verde special meeting, please authorize your proxy as soon as possible to make sure that your shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock, are represented at the Verde special meeting.

The SSTC Board of Directors recommends that the holders of shares of SSTC Common Stock vote “FOR” each Articles of Incorporation Amendment Proposal and “FOR” the SSTC Adjournment Proposal.

The Verde Board of Directors recommends that the holders of shares of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock vote “FOR” the Merger Proposal, which approval is necessary to consummate the Merger, and “FOR” the Verde Adjournment Proposal.

We join our respective boards of directors in their recommendation and look forward to the successful combination of Verde and Merger Sub.

Sincerely,
James D. Hiza President SensaSure Technologies Inc.	Scott A. Cox Chief Executive Officer Verde Bio Holdings, Inc.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this joint proxy statement/prospectus or determined that this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated April 10, 2024 and is first being mailed to holders of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock on or about April 10, 2024.

4730 S. Fort Apache Rd.
Suite 300
Las Vegas, Nevada 8147
(347) 325-4677

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2024

Dear Stockholders of SensaSure Technologies Inc.:

We are pleased to invite you to attend a special meeting of stockholders of SensaSure Technologies Inc., a Nevada corporation (“SSTC”). The SSTC special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 10:00 a.m., Eastern Time to consider and vote upon the following matters:

•        a proposal to amend and restate the current articles of incorporation, as amended, of SSTC to, among other modifications, (a) increase the number of shares of capital stock which SSTC is authorized to issue to 2,000,000,000 shares, (b) authorize the issuance of up to 150,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the board of directors of SSTC (the “SSTC Board of Directors”), and (c) provide that special meetings of stockholders may be called only by the SSTC Board of Directors, effective prior to the effective time of the merger (the “Merger”) of Formation Minerals, Inc. (“Merger Sub”), a Nevada corporation and a direct, wholly owned subsidiary of SSTC, with and into Verde Bio Holdings, Inc., a Nevada corporation (“Verde”, and such proposal, the “Articles of Incorporation A&R Proposal”),

•        a proposal to change the name of SSTC following the Merger when and as determined by the SSTC Board of Directors to “Formation Minerals, Inc.” (the “Name Change Proposal” and together with the Articles of Incorporation A&R Proposal the “Articles of Incorporation Amendment Proposals”), and

•        a proposal to approve the adjournment of the SSTC special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve the Articles of Incorporation Amendment Proposals (the “SSTC Adjournment Proposal”).

On December 11, 2023, the SSTC Board of Directors approved the Merger, including the issuance of shares of SSTC common stock, par value $0.01 per share (“SSTC Common Stock”), SSTC Class A preferred stock, par value $0.001 per share (“SSTC Class A Preferred Stock”), and SSTC Class B preferred stock, par value $0.001 per share (“SSTC Class B Preferred Stock”), pursuant to that certain Agreement and Plan of Merger Agreement by and among SSTC, Merger Sub and Verde, dated as of December 11, 2023. In connection with the Merger, on April 5, 2024, the SSTC Board of Directors approved the form of amended and restated articles of incorporation of SSTC to be effective prior to the effective time of the Merger and the name change and related proposals and recommended that such proposals be approved by the SSTC stockholders at the SSTC special meeting.

Holders of record of SSTC Common Stock at the close of business on April 1, 2024 (the “Record Date”), are entitled to notice of, and to vote on, all proposals at the SSTC special meeting and any adjournments or postponements of the SSTC special meeting.

To be approved, each Articles of Incorporation Amendment Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock as of the Record Date at the SSTC special meeting on such proposal. To be approved, the SSTC Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of SSTC Common Stock as of the Record Date at the SSTC special meeting on such proposal.

Your vote is important. Whether or not you expect to participate in the SSTC special meeting, please authorize a proxy to vote your shares of SSTC Common Stock as promptly as possible by: (1) accessing the internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your SSTC Common Stock may be represented and voted at the SSTC special meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card furnished by your broker, bank or other nominee.

By Order of the Board of Directors,

James D. Hiza
Secretary
April 10, 2024

Las Vegas, Nevada

P.O. BOX 67
Jacksboro, Texas 76458
(972) 217-4080

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2024

Dear Stockholders of Verde Bio Holdings, Inc.:

We are pleased to invite you to attend a special meeting of stockholders of Verde Bio Holdings, Inc. a Nevada corporation (“Verde”). The Verde special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 11:00 a.m., Eastern Time to consider and vote upon the following matters:

•        a proposal to approve the merger (the “Merger”) of Formation Minerals, Inc. (“Merger Sub”), a Nevada corporation and a direct, wholly-owned subsidiary of SensaSure Technologies Inc., a Nevada corporation (“SSTC”), with and into Verde, with Verde continuing as the surviving entity, pursuant to the terms and subject to the conditions of that certain Agreement and Plan of Merger, dated as of December 11, 2023, as amended as of February 8, 2024 (as it may be further amended from time to time, the “Merger Agreement”), by and between SSTC, Merger Sub and Verde, and the Merger Agreement (the “Merger Proposal”); and

•        a proposal to approve the adjournment of the Verde special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve the Merger Proposal (the “Verde Adjournment Proposal”).

On December 11, 2023, the board of directors of Verde (“Verde Board of Directors”), approved the Merger and the Merger Agreement and recommended that the Merger and the Merger Agreement and related proposal be approved by the stockholders of Verde.

The approval by Verde stockholders of the Merger Proposal is required to complete the Merger. If the Merger Proposal is not approved, the Merger and certain of the other transactions contemplated by the Merger Agreement will not occur.

Holders of record of common stock, par value $0.001 per share, of Verde (“Verde Common Stock”), holders of record of Series A preferred stock, par value 0.001 per share, of Verde (“Verde Series A Preferred Stock”), and holders of record of Series C preferred stock, par value $0.001 per share, of Verde (“Verde Series C Preferred Stock”), as of the close of business on April 1, 2024 (the “Record Date”), are entitled to notice of, and to vote on, all proposals at the Verde special meeting and any adjournments or postponements of the Verde special meeting.

To be approved, the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Record Date voting together as a single class at the Verde special meeting on such proposal. To be approved, the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Record Date voting together as a single class at the Verde special meeting on such proposal.

Your vote is important. Whether or not you expect to participate in the Verde special meeting, please authorize a proxy to vote your shares of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock as promptly as possible by: (1) accessing the internet website specified on your proxy card; (2) calling the toll-free number specified on your proxy card; or (3) signing and returning the enclosed proxy card in the postage-paid envelope provided, so that your Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock may be represented and voted at the Verde special meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card furnished by your broker, bank or other nominee.

By Order of the Board of Directors,

Scott A. Cox
Secretary
April 10, 2024

Las Vegas, Nevada

WHERE YOU CAN FIND MORE INFORMATION

SSTC and Verde each file annual, quarterly and current reports, proxy statements and other information with the United States Securities and Exchange Commission (the “SEC”), under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including SSTC and Verde, who file electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult the website of Verde for further information concerning Verde at https://www.verdebh.com. Investors may also consult the website of SSTC for further information concerning SSTC at https://www.sensasuretech.com. Information included on these websites are not incorporated by reference into this joint proxy statement/prospectus.

SSTC has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), of which this joint proxy statement/prospectus forms a part. The Form S-4 registers shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock to be issued to Verde stockholders in connection with the Merger. The Form S-4, including the attached exhibits and schedules, contains additional relevant information about the shares of the SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock.

You can obtain any of these documents from the SEC through the website of the SEC at the address described above or from the website of SSTC for the documents SSTC files with the SEC or from the website of Verde for the documents Verde files with the SEC. In addition, you may request information from SSTC or Verde in writing or by telephone at the following addresses:

SensaSure Technologies Inc. 4730 S. Fort Apache Rd. Suite 300 Las Vegas, Nevada 89147 (347) 325-4677 Attn.: Secretary info@pcgadvisory.com	Verde Bio Holdings, Inc. P.O. Box 67 Jacksboro, Texas 76458 (972) 217-4080 Attn.: Secretary ir@verdebh.com

If you are a SSTC or Verde stockholder and would like to request documents, please do so by May 2, 2024, to receive them before the Verde special meeting.

This document is a prospectus of SSTC and is a joint proxy statement of SSTC and Verde for the SSTC and Verde special meetings. Neither SSTC nor Verde has authorized anyone to give any information or make any representations about the Merger Agreement or the Merger, or in addition to the information contained in this joint proxy statement/prospectus or in any of the materials that SSTC or Verde has incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this joint proxy statement/prospectus is provided only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

i

ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This joint proxy statement/prospectus, which forms part of the Form S-4, constitutes a prospectus of SSTC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of SSTC Common Stock, SSTC Class A Preferred Shares and SSTC Class B Preferred Shares to be issued in the Merger. This document also constitutes a proxy statement of each SSTC and Verde under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to each of the SSTC and Verde special meeting.

You should rely only on the information contained in or incorporated by reference into this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated April 10, 2024, and you should assume that the information contained in this joint proxy statement/prospectus is accurate only as of such date or as of such other date specified herein.

You should not construe the contents of this joint proxy statement/prospectus as legal, tax or financial advice. You should consult with your own legal, tax, financial or other professional advisors. All summaries of, and references to, the agreements governing the terms of the transactions described in this joint proxy statement/prospectus are qualified by the full copies of and complete text of such agreements in the forms attached hereto as annexes, which are also available on the Electronic Data Gathering Analysis and Retrieval System of the SEC website at www.sec.gov.

We use certain defined terms throughout this joint proxy statement/prospectus that have the following meanings:

•        Closing Date refers to the date of the consummation of the Merger.

•        Effective Time refers to the effective time of the Merger.

•        GAAP refers to U.S. generally accepted accounting principles.

•        IRC refers to the Internal Revenue Code of 1986, as amended.

•        Merger refers to the merger of Merger Sub with and into Verde, pursuant to the terms and subject to the conditions of the Merger Agreement, with Verde continuing as the surviving entity resulting from the merger.

•        Merger Agreement refers to the Agreement and Plan of Merger, dated as of December 11, 2023, as amended as of February 8, 2024, as it may be further amended from time to time, by and between SSTC, Merger Sub, and Verde.

•        Merger Consideration refers to the consideration to be paid to stockholders of Verde at the Effective Time, having an aggregate value of $10.0 million, payable as follows: (1) each holder of Verde Common Stock will be entitled to receive, for every 300 shares of Verde Common Stock, one share of SSTC Common Stock; (2) each holder of Verde Series A Preferred Stock will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of SSTC Class A Preferred Stock, and (3) each holder of Verde Series C Preferred Stock will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of SSTC Class B Preferred Stock, in each case based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully-diluted shares of Verde Common Stock outstanding, as of the Verde Record Date; the final Merger Consideration will be determined not later than five business days prior to the closing date of the Merger.

•        Merger Sub refers to Formation Minerals, Inc., a Nevada corporation and a direct, wholly-owned subsidiary of SSTC.

•        NRS refers to the Nevada Revised Statutes.

•        SSTC refers to SensaSure Technologies Inc., a Nevada corporation.

•        SSTC Amended and Restated Articles of Incorporation refers to the amended and restated articles of incorporation of SSTC to be approved by the SSTC stockholders at the SSTC special meeting and, if approved, which will be effective prior to the Effective Time.

•        SSTC Amended and Restated Bylaws refers to the amended and restated bylaws of SSTC to be adopted by the SSTC Board of Directors, which will be effective immediately prior to the Effective Time.

•        SSTC Board of Directors refers to collectively to all of the members of the board of directors of SSTC.

•        SSTC Class A Preferred Stock refers to the shares of the Class A preferred stock, par value $0.001 per share, of SSTC.

•        SSTC Class B Preferred Stock refers to the shares of the Class B preferred stock, par value $0.001 per share.

•        SSTC Common Stock refers to the shares of common stock, par value $0.01 per share, of SSTC.

•        SSTC Record Date refers to April 1, 2024.

•        SSTC Stock Issuance refers to the issuance of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock to the holders of Verde Common Stock, Verde Series A Common Stock and Verde Series C Common Stock, respectively, as Merger Consideration.

•        Spartan refers to Spartan Capital Securities LLC.

•        SSTC special meeting refers to the special meeting of SSTC stockholders to be held on May 9, 2024.

•        Transactions refers to the Merger and the other transactions contemplated by the Merger Agreement, including, without limitation, the SSTC Stock Issuance and the issuances of SSTC Common Stock to Spartan and/or its designees and Li Sze Tang.

•        Verde refers to Verde Bio Holdings, Inc., a Nevada corporation.

•        Verde Board of Directors refers to collectively to all of the members of the board of directors of Verde.

•        Verde Common Stock refers to the shares of common stock, par value $0.001 per share, of Verde.

•        Verde Record Date refers to April 1, 2024.

•        Verde Series A Preferred Stock refers to the shares of Series A preferred stock, par value $0.001 per share, of Verde.

•        Verde Series C refers to the shares of Series C preferred stock, par value $0.001 per share, of Verde.

•        Verde special meeting refers to the special meeting of Verde stockholders to be held on May 9, 2024.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding SSTC has been provided by SSTC and information contained in this joint proxy statement/prospectus regarding Verde has been provided by Verde.

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QUESTIONS AND ANSWERS

The following are some questions that you may have regarding the proposals being considered at each of the SSTC and Verde special meetings and answers to those questions. You should carefully read this joint proxy statement/prospectus in its entirety, including the Annexes, and the other documents to which this joint proxy statement/prospectus refers or incorporates by reference, because the information in this section may not provide all the information that might be important to you.

Q.     What is the proposed transaction?

A.     SSTC, Merger Sub and Verde have entered into the Merger Agreement, pursuant to which, and subject to the terms and conditions thereof, Merger Sub will merge with and into Verde, with Verde continuing as the surviving entity and wholly owned subsidiary of SSTC. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

Q.     What will I receive in the proposed transaction?

A.     Pursuant to the Merger Agreement, at the Effective Time, (1) each holder of Verde Common Stock will be entitled to receive, for every 300 shares of Verde Common Stock, one share of SSTC Common Stock, (2) each holder of Verde Series A Preferred Stock will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of SSTC Class A Preferred Stock, and (3) each holder of Verde Series C Preferred Stock will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of SSTC Class B Preferred Stock, in each case based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully-diluted shares of Verde Common Stock outstanding, as of the Verde Record Date.

Q.     What happens if the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the closing of the Merger?

A.     The terms of the Merger will remain the same, but the per share Merger Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of the date of the Merger Agreement, the Verde Record Date and the date hereof was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

Q.     Why am I receiving this joint proxy statement/prospectus?

A.     SSTC and Verde have agreed to combine pursuant to the terms and subject to the conditions of the Merger Agreement. These conditions include, but are not limited to:

•        the approval of the Merger and the Merger Agreement at the Verde special meeting;

•        SSTC’s issuance of 23,110,000 shares of SSTC Common Stock to Li Sze Tang at the Effective Time;

•        SSTC’s issuance to Spartan and its designees of an aggregate of 5,000,000 shares of SSTC Common Stock (subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan will own the number of shares of SSTC Common Stock that is equal to 5.1% of SSTC Common Stock issued and outstanding on the Closing Date and following the Effective Time) in consideration for services Spartan provided to Verde;

•        the accuracy of the representations and warranties made in the Merger Agreement by each of SSTC, Verde and Merger Sub;

•        the absence of any law or order by any governmental authority prohibiting or making illegal the consummation of the SSTC Stock Issuance, the Merger or the other Transactions; and

•        the Form S-4, of which this joint proxy statement/prospectus is a part, being declared effective and no stop order suspending the effectiveness of the Form S-4 having been issued and no proceedings for that purpose having been initiated by the SEC that have not been withdrawn.

You are either receiving this joint proxy statement/prospectus in connection with the SSTC special meeting to obtain the approval of holders of SSTC Common Stock on the Articles of Amendment Proposals and the SSTC Adjournment Proposal because you held shares of SSTC Common Stock as of the SSTC Record Date or the Verde special meeting to obtain the approval of holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock on the Merger Proposal and the Verde Adjournment Proposal because you held shares of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock as of the Verde Record Date.

This joint proxy statement/prospectus contains important information about the Merger, the SSTC special meeting, and the Verde special meeting and you should carefully read it in its entirety. The enclosed voting materials allow you to vote your shares of SSTC Common Stock without attending the SSTC special meeting or to vote your shares of Verde Common Stock, Verde Series A Preferred Stock, Verde Series C Preferred Stock without attending the Verde special meeting.

Your vote is important. We encourage you to vote as soon as possible.

Q.     Why is SSTC proposing the Articles of Incorporation Amendment Proposals?

A.     The SSTC Board of Directors is proposing to amend and restate the current articles of incorporation, as amended, of SSTC to, among other modifications, (i) (a) increase the number of shares of capital stock which SSTC is authorized to issue to 2,000,000,000 shares, (b) authorize the issuance of up to 150,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the SSTC Board of Directors, and (c) provide that special meetings of stockholders may be called only by the SSTC Board of Directors (the “Articles of Incorporation A&R Proposal”), effective prior to the Effective Time, and (ii) change the name of SSTC following the Merger when and as determined by the SSTC Board of Directors to “Formation Minerals, Inc.” (the “Name Change Proposal” and together with the Articles of Incorporation A&R Proposal the “Articles of Incorporation Amendment Proposals”), to among other things, facilitate the completion of the Merger and provide for the SSTC Stock Issuance. The SSTC Board of Directors approved the Merger and the Merger Agreement based on a number of strategic and financial benefits to SSTC. The SSTC Board of Directors believes that the Merger will provide SSTC with a number of significant potential benefits and strategic opportunities that are in the best interests of SSTC. In addition to anticipated increased cash flows as a result of the merger, the SSTC Board of Directors expects that new opportunities will present themselves as a result of the Merger in the oil, gas and mineral industries, increasing SSTC’s presence and reputation in the energy space more broadly. Additionally, the SSTC Board of Directors believes that the expected annual general and administrative savings of the combined company following the Merger will increase stockholder value and that, with increased scale and an expanded capital base, the combined company will be better positioned to access capital markets and increase operating efficiency.

Q.     Why is Verde proposing the Merger?

A.     The Verde Board of Directors approved the Merger and the Merger Agreement and recommended that the stockholders approve the Merger and the Merger Agreement based on a number of strategic and financial benefits to Verde. The Verde Board of Directors believes that the Merger will create a combined company with a streamlined corporate structure and a larger market capitalization and further market reach. The Verde Board of Directors also believes that, as a result of the combined company’s simplified structure, the combined company will have improved financial strength and flexibility, an improved growth outlook and lower costs. Further, the Verde Board of Directors believes that the combined company will have the resources, leadership, and operations needed to consider and make strategic acquisitions in the oil, gas and minerals industry. Additionally, the Verde Board of Directors believes that the expected annual general and administrative savings of the combined company following the Merger will increase stockholder value.

To review the reasons of the Verde Board of Directors for the Merger in greater detail, see “The Merger — Recommendation of the Verde Board of Directors and its Reasons for the Merger and the Other Transactions” beginning on page 75 of this joint proxy statement/prospectus. Notwithstanding the foregoing, the Merger poses risks to Verde and Verde’s stockholders may not realize the benefits of the Merger and the other Transactions. See “Risk Factors — Risks Relating to the Merger and the Other Transactions” beginning on page 32 of this joint proxy statement/prospectus.

Q.     Will my shares of SSTC Common Stock received in the Merger be publicly traded?

A.     Shares of SSTC Common Stock received in the Merger will be publicly traded. There will be no public market for the SSTC Class A Preferred Stock or the SSTC Class B Preferred Stock, but such shares will be convertible in shares of SSTC Common Stock. As a result, holders of the SSTC Class A Preferred Stock and the SSTC Class B Preferred Stock will have very limited, if any, liquidity options with respect to their SSTC Class A Preferred Stock or the SSTC Class B Preferred Stock until such preferred stock is converted into shares of SSTC Common Stock.

Q.     How will Verde’s stockholders be affected by the Merger and the SSTC Stock Issuance?

A.     As a result of the Merger and the SSTC Stock Issuance, Verde’s stockholders will become SSTC stockholders and their rights will therefore be governed by the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws. The SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws, will afford Verde stockholders different rights, as SSTC stockholders, as a result of differences between SSTC’s governing documents and Verde’s governing documents. For further information about these rights, see “Comparison of Rights of SSTC Stockholders and Verde Stockholders” on page 111 of this joint proxy statement/prospectus.

Q.     Do any of SSTC’s executive officers or directors have interests in the Merger that may differ from those of SSTC’s stockholders?

A:     James Hiza is SSTC’s President, Treasurer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Hiza does not own SSTC Common Stock. Mr. Hiza has served as the sole director since December 15, 2023 and is expected to resign effective as of the Effective Time. Prior to serving as President, Treasurer and sole director of SSTC, Mr. Hiza served as the vice president of asset management at Verde since May 2021. Clarence Chan, the former Chief Executive Officer, Chief Financial Officer and director of SSTC resigned from his officer positions and directorship on December 15, 2023. These relationships may have created potential conflicts of interest of the appearance of such conflicts, which may lead to increased dissident stockholder activity including litigation, which could result in significant cost for SSTC and Verde and could materially delay or prevent completion of the Merger.

Q.     Do any of Verde’s executive officers or directors have interests in the Merger that may differ from those of Verde’s stockholders?

A.     Verde is controlled by Scott Cox, its Chief Executive Officer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Cox beneficially owns approximately 1.76% of the outstanding shares of Verde Common Stock and 100% of the outstanding shares of Verde Series A Preferred Stock, which are entitled to 10,000 votes per share of Verde Series A Preferred Stock on all matters submitted to a vote of the stockholders of Verde, which in the aggregate represents 55.93% of the outstanding voting power as of the Verde Record Date. Verde expects that Mr. Cox will vote his shares in favor of the Merger and Merger Agreement at the Verde special meeting. Mr. Cox will serve as SSTC’s President, Chief Executive Officer and Chief Financial Officer and sole director effective immediately following the Effective Time. The interests of Mr. Cox includes, among other things, his employment and service as a director following the Merger, rights to continuing indemnification and directors’ and officers’ liability insurance and rights to receive cash and equity compensation from SSTC. While Mr. Cox will not receive additional compensation solely as a result of the Merger, other than in connection with his capacity as a Verde stockholder that receives Merger consideration, these interests may create potential conflicts of interests or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation, which could result in significant cost for SSTC and Verde and could materially delay or prevent completion of the Merger.

For further information about these interests, see “Risk Factors — Risks Relating to the Merger and the Other Transactions” on page 32 of this joint proxy statement/prospectus and “The Merger — Interests of SSTC and Verde Executive Officers and Directors in the Merger” beginning on page 77 of this joint proxy statement/prospectus.

Q.     When and where will the SSTC special meeting and the Verde special meeting be held?

A.     The SSTC special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 10:00 a.m., Eastern Time.

The Verde special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 11:00 a.m., Eastern Time.

Q.     How do I vote or authorize a proxy to vote my shares?

A.     SSTC:    If you were a holder of record of shares of SSTC Common Stock as of the close of business on the SSTC Record Date, you may authorize a proxy to vote your shares on the applicable proposal by:

•        accessing the internet website specified on your proxy card;

•        calling the toll-free number specified on your proxy card;

•        signing and returning the enclosed proxy card in the postage-paid envelope provided; or

•        attending the SSTC special meeting and voting in person.

Record Owners:    Holders of record of shares of SSTC Common Stock may participate in the SSTC special meeting by attending the meeting in person. Holders of record of SSTC Common Stock on the SSTC Record Date may vote at the SSTC special meeting or authorize a proxy to vote the shares they beneficially own at the SSTC special meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or internet proxy authorization. If the telephone or internet option is available to you, we strongly encourage you to use it because it is faster and less costly. Registered stockholders can transmit their voting instructions by telephone by calling 1-800-690-6903 or on the internet at www.proxyvote.com. Telephone and internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, the day immediately prior to the SSTC special meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the internet. To authorize your proxy by mail, please complete sign, date and mail your proxy card in the envelope provided.

Beneficial Owners:    If you hold SSTC Common Stock in the name of a broker, bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee to ensure that your shares are represented at the SSTC special meeting. If you are a beneficial owner and want to vote your shares of SSTC Common Stock at the SSTC special meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at the SSTC special meeting without a legal proxy. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

Verde:    If you were a holder of record of shares of Verde Common Stock as of the close of business on the Verde Record Date, you may authorize a proxy to vote your shares on the applicable proposal by:

•        accessing the internet website specified on your proxy card;

•        calling the toll-free number specified on your proxy card;

•        signing and returning the enclosed proxy card in the postage-paid envelope provided; or

•        attending the Verde special meeting and voting in person.

Record Owners:    Holders of record of shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock may participate in the Verde special meeting by attending the meeting in person. Holders of record of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock on the Verde Record Date may vote at the Verde special meeting or authorize a proxy to vote the shares they beneficially own at the Verde special meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or internet proxy authorization. If the telephone or internet option is available to you, we strongly encourage you to use it because it is faster and less costly. Registered stockholders can transmit their voting instructions by telephone by calling 1-800-690-6903 or on the internet at www.proxyvote.com. Telephone and internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, the day immediately prior to the Verde special meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the internet. To authorize your proxy by mail, please complete sign, date and mail your proxy card in the envelope provided.

Beneficial Owners:    If you hold Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred in the name of a broker, bank or other nominee, please follow the voting instructions provided by your broker, bank or other nominee to ensure that your shares are represented at the Verde special meeting. If you are a beneficial owner and want to vote your shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock at the Verde special meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at the Verde special meeting without a legal proxy. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

Q.     What am I being asked to vote upon?

A.     SSTC:    SSTC stockholders are being asked to vote to approve the Articles of Incorporation Amendment Proposals and a proposal to adjourn the SSTC special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Articles of Incorporation Amendment Proposals, if there are insufficient votes at the time of such adjournment to approve such proposal (the “SSTC Adjournment Proposal”).

Verde:    Verde stockholders are being asked to vote to approve the Merger Proposal and a proposal to adjourn the Verde special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve such proposal (the “Verde Adjournment Proposal”).

The approval of the Merger Proposal by holders of record of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock is a condition to the closing of the Merger.

Q.     What vote is required to approve each proposal?

A.     SSTC:    The approval of each Articles of Incorporation Amendment Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock outstanding as of the SSTC Record Date at the SSTC special meeting on such proposal.

The approval of the SSTC Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date entitled to vote at the SSTC special meeting on such proposal.

Verde:    The approval of the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

The approval of the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

Q.     How does the SSTC Board of Directors and Verde Board of Directors recommend that I vote?

A.     SSTC:    The SSTC Board of Directors unanimously recommends that SSTC stockholders vote “FOR” each Articles of Incorporation Amendment Proposal and “FOR” the SSTC Adjournment Proposal.

Verde:    The Verde Board of Directors unanimously recommends that Verde stockholders vote “FOR” the Merger Proposal and “FOR” the Verde Adjournment Proposal.

Q.     How many votes do I have?

A.     SSTC:    You are entitled to one vote for each share of SSTC Common Stock that you own as of the SSTC Record Date.

As of the SSTC Record Date, there were 56,349,183 shares of SSTC Common Stock outstanding, none of which were beneficially owned by executive officers and directors of SSTC.

Verde:    You are entitled to (i) one vote for each share of Verde Common Stock that you own as of the Verde Record Date, (ii) 10,000 votes for each share of Verde Series A Preferred Stock that you own as of the Verde Record Date, and (iii) 2,400,000 votes for each share of Verde Series C Preferred Stock that you own as of the Verde Record Date, based on 2,078,599,390 shares of Verde Common Stock outstanding as of, and a conversion price of $0.0005 on, the Verde Record Date; subject to beneficial ownership limitation which only allows such holder to vote a number of shares representing up to 4.99% of the fully-diluted shares of Verde Common Stock outstanding as of the Verde Record Date.

As of the Verde Record Date, there were: (i) 2,078,599,390 shares of Verde Common Stock outstanding, approximately 1.76% of which were beneficially owned by Scott Cox, the Chief Executive Officer and sole director of Verde; (ii) 500,000 shares of Verde Series A Preferred Stock outstanding, 100% of which were beneficially owned by Mr. Cox; and (iii) 803 shares of Verde Series C Preferred Stock outstanding, 100% which is owned by GHS Investments, LLC (“GHS”), an unrelated third party. We expect Mr. Cox and GHS to vote all of their shares in favor of the Merger Proposal and Verde Adjournment Proposal, which as of the Verde Record Date represented approximately 60.92% of the aggregate shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of the Verde Record Date, and is sufficient to approve each proposal, although there is no agreement to do so.

Q.     Are any SSTC or Verde stockholders already committed to vote in favor of the proposals?

A.     No. There are no voting agreements requiring any SSTC stockholders or Verde stockholders to vote in favor of the proposals; however, Verde expects that Mr. Cox and GHS will vote the shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock that they beneficially own, as applicable, in favor of the Merger Proposal and Verde Adjournment Proposal.

Q.     What constitutes a quorum?

A.     SSTC:    At the SSTC special meeting, the presence in person or by proxy of the holders of a majority of the SSTC’s stock issued and outstanding and entitled to vote shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in the name of a broker, bank or other nominee, the broker, bank or other nominee lacks discretionary authority to vote the shares and the broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares.

Verde:    At the Verde special meeting, the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in the name of a broker, bank or other nominee, the broker, bank or other nominee lacks discretionary authority to vote the shares and the broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares.

Q.     If my shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock for me?

A.     If your shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock are held by a broker, bank or other nominee (that is, in “street name”), you must provide your broker, bank or other nominee with instructions on how to vote your shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock held in street name by returning a proxy card directly to SSTC or Verde, as applicable, or by voting in person at the SSTC special meeting or Verde special meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Further, brokers, banks or other nominees who hold shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock on behalf of their customers may not give a proxy to SSTC or Verde, as applicable, to vote those shares without specific instructions from their customers.

Q.     What will happen if I fail to instruct my broker, bank or other nominee how to vote?

A.     SSTC:    If you are a SSTC stockholder and you fail to instruct your broker, bank or other nominee on how to vote your of SSTC Common Stock, your broker, bank or other nominee may not vote your shares of SSTC Common Stock on any of the proposals. This will have the same effect as a vote against the Articles of Incorporation Amendment Proposals, but it will have no effect on the SSTC Adjournment Proposal, assuming a quorum is present.

Verde:    If you are a Verde stockholder and you fail to instruct your broker, bank or other nominee on how to vote your of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock, your broker, bank or other nominee may not vote your shares of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock on any of the proposals. This will have the same effect as a vote against the Merger Proposal, but it will have no effect on the Verde Adjournment Proposal, assuming a quorum is present.

Q.     What will happen if I fail to vote or I abstain from voting?

A.     SSTC:    If you are a SSTC stockholder and abstain from voting, fail to cast your vote at the SSTC special meeting or by proxy or if you hold your shares in “street name” and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote against the Articles of Incorporation Amendment Proposals, but it will have no effect on the SSTC Adjournment Proposal assuming a quorum is present.

Verde:    If you are a Verde stockholder and abstain from voting, fail to cast your vote at the Verde special meeting or by proxy or if you hold your shares in “street name” and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote against the Merger Proposal, but it will have no effect on the Verde Adjournment Proposal, assuming a quorum is present.

Q.     What if I return my proxy card without indicating how to vote?

A.     If you sign and return your proxy card without indicating how to vote on any particular proposal, your shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock will be voted in accordance with the recommendation of the SSTC Board of Directors or Verde Board of Directors, as applicable, with respect to such proposals.

Q.     Can I change my vote or revoke my proxy after I have returned a proxy or voting instruction card?

A.     You can change your vote or revoke your proxy at any time before your proxy is exercised at the SSTC special meeting or Verde special meeting. You can do this in one of the following ways if you own your shares of record:

•        you may revoke a previously authorized proxy at any time before it is exercised by delivering to our corporate secretary a notice of revocation;

•        you can grant a new, valid proxy bearing a later date by internet or by telephone or by signing and returning a later dated proxy card; or

•        you can attend the SSTC special meeting or the Verde special meeting and vote electronically, which will automatically cancel any proxy previously given, or you may revoke your proxy at the SSTC special meeting or the Verde special meeting, but your attendance alone will not revoke any proxy that you have previously given.

If you are a record holder and choose either of the first two methods above, you must submit your notice of revocation or your new proxy to the secretary of SSTC or the secretary of Verde, as applicable, no later than the beginning of the SSTC special meeting or the Verde special meeting, as applicable.

If your shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock are held by a broker, bank or other nominee, you must follow the instructions provided by the broker, bank or other nominee on how to change your instructions or to change your vote.

Q.     What are the anticipated material federal income tax consequences of the Merger to holders of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock?

A.     The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the IRC. Assuming the Merger qualifies as a reorganization, a U.S. holder of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock generally will not recognize any gain or loss upon receipt of SSTC Common Stock, SSTC Class A Preferred Stock, or SSTC Class B Preferred Stock in the Merger.

Tax matters are very complicated and the tax consequences of the Merger to each Verde stockholder may depend on such stockholder’s particular facts and circumstances. For further information, see “Material Federal Income Tax Considerations — Material Federal Income Tax Consequences of the Merger” on page 81 of this joint proxy statement/prospectus.

Q.     When do you expect the Merger to be completed?

A.     The Merger is expected to close by May 31, 2024, subject to the satisfaction or waiver of the conditions to closing. The Merger is subject to various conditions, and it is possible that factors beyond SSTC’s and Verde’s control could result in the Merger not being completed.

Q      What happens if the Merger is not completed?

A.     If the Merger is not completed, then holders of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock will retain ownership of their shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock and will not receive any consideration for their shares of shares of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock. If the Merger Proposal is not approved, the Merger will not be completed and Verde stockholders will remain stockholders in Verde.

Q.     Are Verde stockholders entitled to appraisal rights in connection with the Merger?

A.     As required by the NRS (but only to the extent required thereby), all shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Verde stockholders who have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of the Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock in accordance with Section 92A.380 of the NRS (the “Dissenting Verde Shares”) will not be converted into, or represent the right to receive, the Merger Consideration and instead will entitle the holders thereof to such rights as are granted to such holders by Section 92A.380 of the NRS. Each Dissenting Verde Share held by a Verde stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Verde Share pursuant to Section 92A.380 of the NRS will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender of the Verde certificate in the manner provided in the Merger Agreement.

Q.     What do I need to do now?

A.     Carefully read and consider the information contained in and incorporated by reference into this joint proxy statement/prospectus, including its annexes, and then vote your shares as described above in “— How do I vote?”.

Q.     What happens if I am both a SSTC stockholder and a Verde stockholder?

A.     You will receive separate proxy cards for each company and must complete, sign and date each proxy card and return each proxy card in the appropriate preaddressed postage paid envelope or complete a proxy by one of the other methods specified in your proxy card for each company. If your shares are held in street name, you will receive a separate voting instruction form for each account and from each broker, bank or other nominee that holds your SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock, and you must follow the instructions provided in such voting instruction form to vote your SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock.

Q.     Who can help answer my questions?

A.     If you have any questions about the Merger or how to vote or need additional copies of this joint proxy statement/prospectus or the enclosed proxy card or voting instruction form, as applicable, you should contact:

If you are a SSTC stockholder: SensaSure Technologies Inc. 4730 S. Fort Apache Rd. Suite 300 Las Vegas, Nevada 89147 (347) 325-4677 Attn.: Secretary info@pcgadvisory.com	If you are a Verde stockholder: Verde Bio Holdings, Inc. P.O. Box 67 Jacksboro, Texas 76458 (972) 217-4080 Attn.: Investor Relations ir@verdebh.com

You can also contact Broadridge Financial Solutions, Inc. to request additional copies of this joint proxy statement/prospectus or the enclosed proxy card or voting instruction form, as applicable, at: (800) 579-1639.

SUMMARY

The following summary highlights some of the information contained in this joint proxy statement/prospectus. This summary may not contain all of the information that may be important to you. For a more complete description of the Merger Agreement and the Merger, you should carefully read this joint proxy statement/prospectus in its entirety, including the attached Annexes and the other documents to which this joint proxy statement/prospectus refers or incorporates by reference. For further information see “Incorporation by Reference” beginning on page 119 of this joint proxy statement/prospectus.

Information About the Companies (See SSTC documents incorporated by reference and page 48)

SensaSure Technologies Inc.

Until November 2023, SSTC was a medical technology or “MedTech” company that supplied a simple device and method to collect a breath sample for lab-based analysis. Exhaled breath contains aerosols which originate from the lungs and blood. These aerosols contain revealing information for analytics, diagnostics, and therapeutics. SSTC’s patented method is called ExaBreath, and it can collect, extract, detect and identify non-volatile compounds present in exhaled breath by utilizing existing lab-based testing infrastructure and procedures. ExaBreath is applicable in toxicology, pharmacology, and clinical biochemistry. Sensabues AB (“Sensabues”), SSTC’s wholly-owned subsidiary, owned the core intellectual properties for the design of sample collection devices and the methodologies to collect, extract and detect the non-volatile substances presented within aerosols in exhaled breath. Subsequent to the six months ended October 31, 2023, due to the difficulties in raising adequate capital, the significant cost of maintaining the patents, and delays in engaging appropriate commercialization partners, the management of SSTC believed that the current business of commercializing the exhale breath technology patents was no longer feasible. SSTC began winding-up the business of Sensabues to reduce operating expenses associated with maintaining the exhale breath technology patents. Since then, management of SSTC has been in the process of establishing a new business segment to develop energy related businesses which led to the entry into the Merger Agreement. As of February 26, 2024, the Sensabues business is no longer under the control of SSTC and will cease to exist upon the completion of bankruptcy procedures.

SSTC’s principal executive offices are located at 4730 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147 and SSTC’s telephone number is (347) 325-4677.

Formation Minerals, Inc.

Formation Minerals, Inc., is a Nevada corporation and a wholly-owned subsidiary of SSTC, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Formation Minerals, Inc.’s principal executive offices are located at 4730 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147 and Formation Minerals, Inc.’s telephone number is (347) 325-4677.

Verde Bio Holdings, Inc.

Verde is a growing U.S. energy company based in Frisco, Texas, engaged in the acquisition and development of high-probability, lower risk onshore oil and gas properties within the major oil and gas plays in the U.S. Verde’s dual-focused growth strategy relies primarily on leveraging management’s expertise to grow through the strategic acquisition of non-operating, working interests and royalty interests with the goal of developing into a major company in the industry. Through this strategy of acquisition of royalty and non-operating properties, Verde has the unique ability to rely on the technical and scientific expertise of the world-class energy and power companies operating in the area.

Verde began purchasing mineral and oil and gas royalty interests and surface properties in September 2020 and since such time has completed a total of 18 purchases.

Verde’s principal executive offices are located at P.O. Box 67, Jacksboro, Texas 76458, and Verde’s telephone number is (972) 217-4080.

The Combined Company

Following the Merger, SSTC intends to focus on the acquisition and management of high quality, cash flowing oil and gas minerals and royalties under Verde’s current business plan.

The Merger and the Merger Agreement (See page 83)

The Merger Agreement

SSTC, Verde and Merger Sub have entered into the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus. The SSTC Board of Directors has unanimously approved the Merger Agreement and declared the Merger Agreement advisable and in the best interests of SSTC. The Verde Board of Directors has unanimously approved the Merger Agreement and the Merger and determined and declared the Merger advisable to, and in the best interests of, Verde. SSTC and Verde encourage you to read carefully the Merger Agreement in its entirety because it is the primary legal document governing the Merger.

Form of the Merger

Pursuant to the terms and subject to the conditions of the Merger Agreement, Verde will merge with and into Merger Sub with Verde continuing as the surviving entity and wholly-owned subsidiary of SSTC resulting from the Merger.

The Merger is expected to close by May 31, 2024. Based upon the number of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of April 1, 2024, we anticipate that SSTC will issue approximately 6,917,770 shares of SSTC Common Stock, 1,664 shares of SSTC Class A Preferred Stock and 5,345 shares of SSTC Class B Preferred Stock, in connection with the Merger. Upon the consummation of the Merger, based upon the number of shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of April 1, 2024, SSTC and Verde estimate that the SSTC stockholders immediately prior to the Merger (in their capacities as such) will own approximately 32.71% of the voting power of SSTC Common Stock outstanding immediately after the Merger and the Verde stockholders immediately prior to the Merger (in their capacities as such) will own approximately 68.29% of the voting power of SSTC Common Stock outstanding immediately after the Merger, in each case, on a fully-diluted basis and without taking into account whether any of SSTC stockholders or Verde stockholders were also stockholders of SSTC or Verde, respectively, at that time. Mr. Cox will own 100% of the SSTC Class A Preferred Stock after the Merger and the current holder of Verde Series C Preferred Stock will own 100% of the SSTC Class B Preferred Stock after the Merger, each of which will be convertible into shares of SSTC Common Stock.

For further information, see “The Merger — Exchange of Shares in the Merger” beginning on page 79 of this joint proxy statement/prospectus.

Merger Consideration

Pursuant to the Merger Agreement, at the Effective Time, (1) each holder of Verde Common Stock will be entitled to receive, for every 300 shares of Verde Common Stock, one share of SSTC Common Stock, (2) each holder of Verde Series A Preferred Stock will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of SSTC Class A Preferred Stock, and (3) each holder of Verde Series C Preferred Stock will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of SSTC Class B Preferred Stock, in each case, based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully diluted shares of Verde Common Stock outstanding as of the Verde Record Date. If the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the Effective Time of the Merger, then the terms of the Merger will remain the same, but the per share Merger Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of the date of the Merger

Agreement, the Verde Record Date and the date hereof was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

Recommendation of the SSTC Board of Directors and Verde Board of Directors (See page 56 and 67)

After careful consideration, on December 11, 2023, the SSTC Board of Directors deemed it advisable and in the best interests of SSTC to approve and adopt the Merger Agreement.

After careful consideration, on December 11, 2023 the Verde Board of Directors (i) determined that it is in the best interests of Verde to approve and adopt the Merger and the Merger Agreement, and (ii) recommended that the Merger and the Merger Agreement be approved by the stockholders of Verde.

In connection with the approval of the Merger and the other Transactions, the SSTC Board of Directors and Verde Board of Directors specifically considered, among other things: (1) the anticipated effect of the Merger on existing SSTC and Verde stockholders, respectively; (2) the risk that a different strategic alternative, such as continuing as an independent publicly-registered company, could be more beneficial to SSTC stockholders or Verde stockholders, respectively, than the Merger; and (3) the fact that certain of SSTC’s and Verde’s executive officers and directors may have interests in the Merger that are different from, or in addition to the interests of SSTC’s stockholders or Verde’s stockholders which could create potential conflicts of interest or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation. For a list of the material factors considered by the SSTC Board of Directors and Verde Board of Directors in reaching their decisions to approve the Merger Agreement and make the foregoing recommendation, see “The Merger — Recommendations of the SSTC and Verde Boards of Directors and Its Reasons for the Merger and the Other Transactions” beginning on page 73 of this joint proxy statement/prospectus and “The Merger — Recommendation of the Verde Board of Directors and Its Reasons for the Merger and the Other Transactions” beginning on page 75 of this joint proxy statement/prospectus.

Risks Relating to the Merger and the Other Transactions (See page 32)

You should carefully consider all of the risk factors together with all of the other information in this joint proxy statement/prospectus before deciding how to vote. The risks relating to the Merger and the other Transactions are described under the caption “Risk Factors — Risks Relating to the Merger and the Other Transactions” beginning on page 32 of this joint proxy statement/prospectus. The principal risks relating to the Merger and the other Transactions include the following:

•        SSTC or Verde may waive one or more of the conditions to the Merger or the other Transactions without re-soliciting stockholder approval;

•        the ownership interests of SSTC stockholders will be diluted by the consummation of the Merger;

•        lawsuits may be commenced seeking to enjoin or prevent the Merger or the other Transactions or seeking other relief, which may delay or prevent to completion of the Merger or other Transactions; and

•        the Merger is subject to the satisfaction or waiver of a number of conditions, and the failure to consummate the Merger could adversely affect the future business and financial results of SSTC and Verde.

Stockholders Entitled to Vote; Votes Required (See pages 78)

SSTC

SSTC stockholders who owned shares of SSTC Common Stock at the close of business on the SSTC Record Date are entitled to notice of, and to vote at, the SSTC special meeting. As of the SSTC Record Date, there were 56,349,183 shares of SSTC Common Stock issued and outstanding and entitled to vote at the SSTC special meeting, held by approximately 61 holders of record. Each share of SSTC Common Stock as of the SSTC Record Date is entitled to one vote on each Articles of Incorporation Amendment Proposal and SSTC Adjournment Proposal.

At the SSTC special meeting, the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present at the SSTC special meeting.

The approval of each Articles of Incorporation Amendment Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date at the SSTC special meeting on such proposal. The approval of the SSTC Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date at the SSTC special meeting on such proposal.

Verde

Verde stockholders who owned shares of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock at the close of business on the Verde Record Date are entitled to notice of, and to vote at, the Verde special meeting.

As of the Verde Record Date, there were: (i) 2,078,599,390 shares of Verde Common Stock outstanding held by approximately 35 holders of record, approximately 1.76% of which were beneficially owned by Scott Cox, the Chief Executive Officer and sole director of Verde; (ii) 500,000 shares of Verde Series A Preferred Stock outstanding, 100% of which were beneficially owned by Mr. Cox; and (iii) 803 shares of Verde Series C Preferred Stock outstanding, 100% which is owned by GHS. We expect Mr. Cox and GHS to vote all of their shares in favor of the Merger Proposal and Verde Adjournment Proposal, which as of the Verde Record Date represented approximately 60.92% of the fully-diluted aggregate shares of Verde Common Stock outstanding as of the Verde Record Date, and is sufficient to approve each proposal, although there is no agreement to do so. Each share of Verde Common Stock is entitled to one vote on the Merger Proposal and the Verde Adjournment Proposal. Each share of Verde Series A Preferred Stock is entitled to 10,000 votes on the Merger Proposal and the Verde Adjournment Proposal. Each share of Verde Series C Preferred Stock is entitled to 2,400,000 votes on the Merger Proposal and the Verde Adjournment Proposal, based on 2,078,599,390 shares of Verde Common Stock outstanding as of, and a conversion price of $0.0005 on, the Verde Record Date; subject to the beneficial ownership limitation which only allows such holder to vote an aggregate number of shares representing up to 4.99% of the fully-diluted shares of Verde Common Stock outstanding as of the Verde Record Date.

At the Verde special meeting, the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present at the Verde special meeting.

The approval of the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal. The approval of the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

See page 68 of this joint proxy statement/prospectus for a description of the effect of abstentions and broker non-votes with respect to the above proposals.

Your vote is very important. Please complete, sign, date and return your proxy card as promptly as possible. If you properly submit your proxy card but do not indicate how your shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock should be voted on a matter, the shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock represented by your properly completed proxy will be voted as the SSTC Board of Directors or the Verde Board of Directors recommends, as applicable, and therefore “FOR” each Articles of Incorporation Amendment Proposal, “FOR” the SSTC Adjournment Proposal, “FOR” the Merger Proposal and “FOR” the Verde Adjournment Proposal. If you do not provide voting instructions to your broker, bank or other nominee, your SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock will NOT be voted on such proposals at the meeting and will be considered broker non-votes with respect Verde to such proposals.

Interests of SSTC and Verde Executive Officers and Directors in the Merger (See page 77)

Certain of SSTC’s and Verde’s executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of SSTC and Verde stockholders generally, which may create potential conflicts of interest or the appearance thereof.

As of the date of this joint proxy statement/prospectus, James Hiza is the President, Treasurer and sole director of SSTC. Mr. Hiza has served as the sole director since December 15, 2023 and is expected to resign effective as of the Effective Time. Prior to serving as President, Treasurer and sole director of SSTC, Mr. Hiza worked as the vice president of asset management at Verde since May 2021. Clarence Chan, the former Chief Executive Officer, Chief Financial Officer, and director SSTC resigned from his officer positions and directorship on December 15, 2023. These relationships may have created potential conflicts of interest of the appearance of such conflicts, which may lead to increased dissident stockholder activity including litigation, which could result in significant cost for SSTC and Verde and could materially delay or prevent completion of the Merger.

Mr. Hiza is SSTC’s President, Treasurer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Hiza does not own any SSTC Common Stock. Mr. Hiza has served as the sole director since December 15, 2023 and is expected to resign effective as of the Effective Time. Prior to serving as President, Treasurer and sole director of SSTC, Mr. Hiza served as the vice president of asset management at Verde since May 2021. Clarence Chan, the former Chief Executive Officer, Chief Financial Officer and director SSTC resigned from his officer positions and directorship on December 15, 2023.

Verde is controlled by Scott Cox, its Chief Executive Officer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Cox beneficially owns approximately 1.76% of the outstanding shares of Verde Common Stock and 100% of the outstanding shares of Verde Series A Preferred Stock, which are entitled to 10,000 votes per share of Verde Series A Preferred Stock on all matters submitted to a vote of the stockholders of the Company, which in the aggregate represents 55.93% of the outstanding voting power as of the Verde Record Date. Verde expects that Mr. Cox will vote his shares in favor of the Merger at the Verde special meeting. Mr. Cox will serve as SSTC’s President, Chief Executive Officer and Chief Financial Officer and sole director effective immediately following the Effective Time. The interests of Mr. Cox includes, among other things, his employment and service as a director following the Merger, rights to continuing indemnification and directors’ and officers’ liability insurance and rights to receive cash and equity compensation from SSTC. While Mr. Cox will not receive additional compensation solely as a result of the Merger, other than in connection with his capacity as a Verde stockholder that receives Merger consideration, these interests may create potential conflicts of interests or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation, which could result in significant cost for SSTC and Verde and could materially delay or prevent completion of the Merger.

For further information, see “The Verde Special Meeting — Required Vote” on page 68 of this joint proxy statement/prospectus.

None of SSTC’s or Verde’s executive officers or directors has any arrangement or understanding with either SSTC or Verde concerning any type of compensation based on the Merger, but each of SSTC’s and Verde’s executive officers and directors is entitled to certain rights to indemnification.

These interests are further discussed in “The Merger — Interests of SSTC and Verde Executive Officers and Directors in the Merger” beginning on page 77 of this joint proxy statement/prospectus.

Stockholder Appraisal Rights in the Merger (See page 80)

Dissenting Verde Shares will not be converted into, or represent the right to receive, the Merger Consideration and instead will entitle the holders thereof to such rights as are granted to such holders by Section 92A.380 of the NRS. Each Dissenting Verde Share held by a Verde stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Verde Share pursuant to Section 92A.380 of the NRS will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration in the manner provided in the Merger Agreement. For further information about these appraisal rights, see the section below titled “Appraisal Rights” on page 80 of this joint proxy statement/prospectus.

Conditions to the Completion of the Merger (See page 89)

As more fully described in this joint proxy statement/prospectus and the Merger Agreement, the consummation of the Merger depends on a number of conditions being satisfied at or prior to the closing or, where legally permissible, waived. These conditions include, but are not limited to:

•        the approval of the Merger and the other Transactions at the Verde Special Meeting;

•        SSTC’s issuance of 23,110,000 shares of SSTC Common Stock to Li Sze Tang at the Effective Time;

•        SSTC’s issuance to Spartan and/or its designees of an aggregate of 5,000,000 shares of SSTC Common Stock (subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan will own the number of shares of SSTC Common Stock that is equal to 5.1% of SSTC Common Stock issued and outstanding on the Closing Date and following the Effective Time), in consideration for services Spartan provided to Verde;

•        the accuracy of the representations and warranties made in the Merger Agreement by each of SSTC, Verde and Merger Sub;

•        the absence of any law or order by any governmental authority prohibiting or making illegal the consummation of the SSTC Stock Issuance, the Merger or the other Transactions; and

•        the Form S-4, of which this joint proxy statement/prospectus is a part, being declared effective and no stop order suspending the effectiveness of the Form S-4 having been issued and no proceedings for that purpose having been initiated by the SEC that have not been withdrawn.

Neither SSTC nor Verde can be sure when, or if, the conditions to the Merger will be satisfied or waived, or that the Merger will be completed.

Third Party Consents and Regulatory Approvals (See page 78)

Neither SSTC nor Verde is aware of any third party consents or regulatory approvals that would prevent the consummation of the Merger.

Management of the Combined Company (See page 72)

We expect to consummate the Merger to close by the end of SSTC’s first quarter, subject to the completion of the SEC’s review process and other conditions. The officers of Verde immediately prior to the Effective Time will continue to be officers of the surviving company immediately after the Effective Time, each to serve until the earlier of his or her resignation or removal or the due election and qualification of his or her successor, in each case in accordance with the Verde articles of incorporation and bylaws.

Expected Timing of the Merger (See page 75)

Unless the parties otherwise agree in writing, upon the terms and subject to the conditions of the Merger Agreement and the NRS, the closing of the Merger will take place at the Effective Time.

We expect to consummate the Merger to close in the second calendar quarter of 2024. However, the expected date of the closing of the Merger has not yet been determined. The Merger is subject to various conditions, and it is possible that factors beyond SSTC’s and Verde’s control could result in the Merger not being completed. For further information, see “Risk Factors — Risks Relating to the Merger and the Other Transactions” beginning on page 32 of this joint proxy statement/prospectus.

Termination of the Merger Agreement (See page 89)

The Merger Agreement will automatically terminate on June 30, 2024 (the “Termination Date”) if the Merger has not closed prior to such date. In addition, SSTC and Verde may terminate the Merger Agreement prior to such date by mutual written agreement.

Material Federal Income Tax Consequences of the Merger (See page 81)

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the IRC. Assuming the Merger qualifies as a reorganization, a U.S. holder of Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock generally will not recognize any gain or loss upon receipt of Verde Common Stock in the Merger.

Tax matters are very complicated and the tax consequences of the Merger to each Verde stockholder may depend on such stockholder’s particular facts and circumstances. Verde stockholders are urged to consult their tax advisors to understand fully the tax consequences of the Merger.

Accounting Treatment of the Merger (See page 78)

The Merger will be accounted for as a reverse acquisition because Verde has been determined to be the accounting acquirer (legal subsidiary) and SSTC has been determined to be the legal acquirer (accounting acquiree) under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. The determination is primarily based on the evaluation of the following facts and circumstances taken into consideration:

•        The pre-Merger stockholders of Verde will own a majority of the voting power of SSTC on a fully diluted basis following the completion of the Merger and the other Transactions; it is anticipated that the stockholders of SSTC and Verde immediately prior to the Merger will own approximately 32.71% and 68.29%, respectively, of the voting power conveyed by the three classes of equity interests of SSTC;

•        The senior manager of Verde will become the senior manager of the combined company; and

•        The operations of Verde comprise the only ongoing operations of the combined company.

Other factors were evaluated but are not considered to have a material impact on the determination of Verde as the accounting acquirer.

Under the reverse acquisition accounting, the Merger will be treated as Verde issuing equity interests for the net assets of SSTC with no goodwill or intangible assets recorded.

For a more detailed description of the accounting treatment of the Merger, see “The Merger — Accounting Treatment of the Merger” beginning on page 78 of this joint proxy statement/prospectus.

The SSTC Special Meeting (See page 56)

The SSTC special meeting will be a held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024, at 10:00 a.m., Eastern Time. You may vote at the SSTC special meeting if you owned shares of SSTC Common Stock and SSTC Class A Preferred Stock at the close of business on the SSTC Record Date. On the SSTC Record Date, there were 56,349,183 shares of SSTC Common Stock, outstanding and entitled to vote at the SSTC special meeting. Each share of SSTC Common Stock is entitled to cast one vote on all matters that come before the SSTC special meeting.

At the SSTC special meeting, SSTC stockholders will be asked to consider and vote upon:

•        the Articles of Incorporation A&R Proposal;

•        the Name Change Proposal; and

•        the SSTC Adjournment Proposal.

As of the SSTC Record Date, none of the outstanding shares of SSTC Common Stock were beneficially owned by SSTC’s current executive officers and directors.

The SSTC Board of Directors unanimously recommends that the SSTC stockholders vote “FOR” all of the proposals set forth above.

The Verde Special Meeting (See page 67)

The Verde special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024, at 11:00 a.m., Eastern Time. You may vote at the Verde special meeting if you owned shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock at the close of business on the Verde Record Date. On the Verde Record Date, there were 2,078,599,390 shares of Verde Common Stock, 500,000 shares of Verde Series A Preferred Stock and 803 shares of Verde Series C Preferred Stock outstanding and entitled to vote at the Verde special meeting. Each share of Verde Common Stock is entitled to cast one vote on all matters that come before the Verde special meeting. Each share of Verde Series A Preferred Stock is entitled to cast 10,000 votes on all matters that come before the Verde special meeting. Each share of Verde Series C Preferred Stock is entitled to cast 2,400,000 votes on all matters that come before the Verde special meeting, based on 2,078,599,390 shares of Verde Common Stock outstanding as of, and a conversion price of $0.0005 on, the Record Date; subject to the beneficial ownership limitation which only allows such holder to vote an aggregate number of shares representing up to 4.99% of the fully-diluted shares of Verde Common Stock outstanding as of the Verde Record Date.

At the Verde special meeting, Verde stockholders will be asked to consider and vote upon:

•        the Merger Proposal; and

•        the Verde Adjournment Proposal.

The approval of Merger Proposal is required to complete the Merger. If the Merger Proposal is not approved, the Merger will not be completed.

To be approved, the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal. To be approved, the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

As of the Verde Record Date, there were: (i) 2,078,599, 390 shares of Verde Common Stock outstanding, approximately 1.76% of which were beneficially owned by Scott Cox, the Chief Executive Officer and sole director of Verde; (ii) 500,000 shares of Verde Series A Preferred Stock outstanding, 100% of which were beneficially owned by Mr. Cox; and (iii) 803 shares of Verde Series C Preferred Stock outstanding, 100% which is owned by GHS. We expect Mr. Cox and GHS to vote all of their shares in favor of the Merger Proposal and Verde Adjournment Proposal, which as of the Verde Record Date represented approximately 60.92% of the fully diluted shares of Verde Common Stock outstanding and entitled to vote as of the Verde Record Date, and is sufficient to approve each proposal, although there is no agreement to do so.

Comparison of Rights of SSTC Stockholders and Verde Stockholders (See page 111)

If the Merger is consummated, Verde’s stockholders will become SSTC stockholders. The rights of Verde stockholders are currently governed by and subject to the provisions of the NRS, the Verde articles of incorporation and the bylaws. Upon the consummation of the Merger, the rights of the former Verde stockholders who receive SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock in connection with the Merger will continue to be governed by certain provisions of the NRS and will be governed by the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws.

Unaudited Pro Forma Condensed Combined Financial Information

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed combined statements of operations for the nine months ended January 31, 2024 and year ended April 30, 2023 gives pro forma effect to the Merger and other Transactions as if they had occurred on May 1, 2022. The unaudited pro forma condensed combined balance sheet as of January 31, 2024 gives pro forma effect to the Merger and other Transactions as if they were completed on January 31, 2024. The unaudited pro forma condensed combined financial statements include:

•        the unaudited balance sheets of SSTC and Verde as of January 31, 2024;

•        the unaudited statements of operations of SSTC and Verde for the nine months ended January 31, 2024; and

•        the audited statement of operations of SSTC and Verde for the year ended April 30, 2023.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•        the accompanying notes to the unaudited pro forma condensed combined financial information;

•        the audited historical financial statements of SSTC as of and for the year ended April 30, 2023 and the unaudited historical financial statements of SSTC for the nine months ended January 31, 2024, and the related notes, incorporated by reference into this joint proxy statement/prospectus;

•        the audited historical financial statements of Verde as of and for the year ended April 30, 2023 and the unaudited historical financial statements of Verde for the nine months ended January 31, 2024, and the related notes, included elsewhere in this joint proxy statement/prospectus; and

•        other information relating to SSTC and Verde included in this joint proxy statement/prospectus, including the Merger Agreement and the description of certain terms thereof set forth under the section entitled “The Merger Agreement — Description of the Merger Agreement, as well as the disclosures contained in the sections titled “SSTC Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in SSTC’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023, filed with the SEC on August 14, 2023, SSTC’s Quarterly Report on Form 10-Q for the quarter ended, January 31, 2024, filed with the SEC on March 25, 2024, incorporated by reference into this joint proxy statement/prospectus and “Verde Management’s Discussion and Analysis of Financial Condition and Results of Operations”, beginning on page 83.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Merger and other Transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed. SSTC has elected not to present any management adjustments.

On December 11, 2023, SSTC, Verde and Merger Sub entered into the Merger Agreement, which was amended as of February 8, 2024. At the Effective Time and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Verde, with Verde continuing as the surviving entity and wholly owned subsidiary of SSTC. The Merger Agreement and the transactions contemplated thereby were approved by the SSTC Board of Directors and Verde Board of Directors.

At the Effective Time, (1) each holder of the common stock, par value $0.001 per share, of Verde (“Verde Common Stock”), will be entitled to receive, for every 300 shares of Verde Common Stock, one share of common stock, par value $0.01 per share, of SSTC (“SSTC Common Stock”), (2) each holder of Series A preferred stock, par value $0.001 per share, of Verde (“Verde Series A Preferred Stock”) will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of Class A preferred stock, par value $0.001 per share, of SSTC (“SSTC Class A Preferred Stock”), and (3) each holder of Series C preferred stock, par value $0.001 per share, of Verde (“Verde Series C Preferred Stock”) will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of Class B preferred stock, par value $0.001 per share, of SSTC (“SSTC Class B Preferred Stock”), in each case based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully-diluted shares of Verde Common Stock outstanding, as of the close of business on April 1, 2024. If the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the Effective Time, the terms of the merger will remain the same, but the per share Merger Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of each of the date of the Merger Agreement and April 1, 2024, or the Record Date, was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and, the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

On February 6, 2024, SSTC, Verde and Spartan entered the Spartan Side Letter pursuant to which SSTC (i) confirmed its obligation pursuant to the Merger Agreement to issue to Spartan or its designees, on the Closing Date, a number of shares of the SSTC Common Stock, such that immediately following the Effective Time, as defined in the Merger Agreement, and the issuance of all shares of SSTC Common Stock pursuant to the Merger Agreement, Spartan and its designees will own an aggregate of 5,000,000 shares of SSTC Common Stock (subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan will own the number of shares of SSTC Common Stock that is equal to 5.1% of SSTC Common Stock issued and outstanding on the Closing Date and following the Effective Time in consideration for services Spartan provided to Verde and (ii) agreed that, subject to the terms and conditions of the Side Letter Agreement and the Merger Agreement, and applicable securities laws, if upon an Uplist Event (as defined in the Spartan Side Letter) Spartan’s percentage ownership of SSTC Common Stock is less than (4.0%) of the number of shares of SSTC Common Stock issued and outstanding (and not as a result of Spartan selling, transferring or otherwise disposing of shares of SSTC Common Stock), then the SSTC will promptly issue to Spartan a number of shares of SSTC Common Stock such that Spartan will own 4.0% of SSTC Common Stock issued and outstanding immediately following the consummation of such Uplist Event.

The unaudited pro forma condensed combined financial information has been prepared assuming that:

•        SSTC issues an aggregate of 6,917,770 shares of SSTC Common Stock in exchange for all outstanding shares of Verde Common Stock.

•        SSTC issues an aggregate of 1,664 shares of SSTC Class A Preferred Stock in exchange for all outstanding shares of Verde Series A Preferred Stock.

•        SSTC issues an aggregate of 5,345 shares of SSTC Class B Preferred Stock in exchange for all outstanding shares of Verde Series C Preferred Stock.

•        SSTC issues an aggregate of 5,000,000 shares of SSTC Common Stock to Spartan and/or its designees.

•        SSTC issues an aggregate of 23,110,000 shares of SSTC Common Stock to Li Sze Tang.

Following the Merger and other Transactions, former Verde stockholders are expected to hold, in the aggregate, approximately 68.29% of the voting power of the SSTC Common Stock on a fully diluted basis.

SENSASURE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of January 31, 2024
(In U.S. dollars)

	SSTC	Verde	Proforma Adjustments	Note	Pro Forma Combined
	$	$	$		$
ASSETS
Current assets:
Cash	__	11,561			11,561
Restricted cash held in trust	__	__			__
Accounts receivable	__	53,077			53,077
Subscription receivable	__	__			__
Prepayments and other receivables	__	39,740			39,740
Total current assets	__	104,378.00	__		104,378

Non-current assets
Right-of-use operating lease asset	__	__			__
Property and equipment, net	__	1,081,833			1,081,833
Oil and natural gas properties, net based on the full cost method of accounting	__	696,351			696,351
Investment pursuant to reverse acquisition	__	__	10,152,367	b,c,d	__
			(10,152,367)	e	__
Total assets	15,358	1,882,562	—		1,882,562

LIABILITIES AND STOCKHOLDERS’ DEFIECIENCY
Current liabilities:
Accounts payable and accrued liabilities	63,500	223,099			286,599
Accounts payable and accrued liabilities to a related party	271,296	__			271,296
Demand Loans	100,172	__			100,172
Loans from related parties	__	__			__
Amount due to related parties	182,885	80,503			263,388
Convertible notes payable	__	65,167			65,167
Current portion of operating lease liability	__	__			__
Warrant liabilities	__	1,228,018			1,228,018
	617,853	1,596,787	__		2,214,640
Total liabilities	617,853	1,596,787	__		2,214,640

TEMPORARY EQUITY
Series C Preferred Stock Designated: 7,600, par value of $0.001 per share Issued and outstanding: 836 and 845 shares, respectively	__	1	5	d	6
Series C accrued dividends	__	166,756			166,756
Total Temporary Equity	__	166,757	5		166,762

STOCKHOLDERS’ DEFICIECY
Class A Preferred stock, $0.001 par value, 5,000,000 authorized as at January 31, 2024 and April 30, 2023, respectively. Issued and outstanding shares: Nil and Nil as at January 31, 2024 and April 30, 2023, respectively.	__	__	2	c	—
			(2)	e
Class B Preferred stock, $0.001 par value, 5,000,000 authorized as at January 31, 2024 and April 30, 2023, respectively. Issued and outstanding shares: Nil and Nil as at January 31, 2024 and April 30, 2023, respectively.	__	__	5	d	—
			(5)	e

SENSASURE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET — (Continued)
As of January 31, 2024
(In U.S. dollars)

	SSTC	Verde	Proforma Adjustments	Note	Pro Forma Combined
	$	$	$		$
Common stock, $0.01 par value, 250,000,000 authorized as at January 31, 2024 and April 30, 2023, respectively. Issued and outstanding shares of common stock: 56,349,183 as at January 31, 2024 and 56,349,183 at April 30, 2023, respectively.	563,492	__	281,100	a.1	—
—
			69,718	b
			(844,592)	e
			(69,718)	f
Shares to be issued (804,000 and 804,000 shares of common stock at January 31, 2024 and April 30, 2023 respectively)	15,755	__	(15,755)	e	—
Series A Preferred Stock Designated: 500,000 shares, par value of $0.001 per share Issued and outstanding: 500,000 shares		500	2	f	502
Common stock – 5,000,000,000 shares of common stock, par value of $0.001 per share Issued and outstanding: 1,931,932,723 and 1,543,077,167 shares of common stock, respectively		1,931,153	—		69,718
			88,889	a.2
			57,778	a.3
			(2,077,820)	f
			69,718	f
Additional paid-in capital	2,286,039	16,362,235	1,686,600	a.1	28,376,570
			(88,889)	a.2
			(57,778)	a.3
			(1,686,600)	e
			(2,286,039)	e
			10,081,886	b
			498	c
			798	d
			2,077,820	f
Foreign currency translation reserves	—	—	—	e	__
Accumulated deficit	(3,483,139)	(18,174,870)	3,483,139	e	(28,945,090)
			(1,967,700)	a.1
			1,967,700	a.1
			(10,770,220)	e
Total deficit attributable to equity holders of the Company	(617,853)	119,018	(5)		(498,840)
Total equity attributable to non-controlling interests	__	__	__	e	__
Development reserve	__	__	__	e	__
Total deficit	(617,853)	119,018	(5)		(498,840)
Total liabilities and stockholders’ deficiency	__	1,882,562	__		1,882,562

Refer to the accompanying notes to the unaudited pro forma condensed combined financial statements.

SENSASURE TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the nine months ended January 31, 2024
(In U.S. dollars)

	SSTC	Verde	Pro Forma Adjustments	Note	Pro Forma Combined
	$	$	$		$
Revenue	1,146	211,181			212,327

Expenses
General and administrative expense	1,124,726	556,421	1,967,700	a.1	3,648,847
Research and development expense	10,145	—			10,145
Consulting fees	__	229,056			229,056
Depletion expense	__	142,286			142,286
Depreciation expense	__	46,448			46,448
Professional fees	__	265,650			265,650
Project expenditures	__	12,091			12,091
TOTAL OPERATING EXPENSES	1,134,871	1,251,952	1,967,700		4,354,523

Net Operation Loss	(1,133,725)	(1,040,771)	(1,967,700)		(4,142,196)

Other Income (Expenses)
Finance cost	__	(30,510)			(30,510)
Interest expenses, net	(4,009)	(11,562)			(15,571)
Loss on deconsolidation of subsidiary	(519,442)	—			(519,442)
Loss on disposal of property	__	(1,070,842)			(1,070,842)
Other revenue	__	11,885			11,885
Total Other Income (Expenses)	(523,451)	(1,101,029)			(1,624,480)
NET LOSS	(1,657,176)	(2,141,800)	(1,967,700)		(5,766,676)

Less: Series C Preferred Stock Dividends	0	(57,384)			(57,384)
Less: net loss attributable to non-controlling interests	1,801	—			1,801
Net loss attributable to the Company	(1,655,375)	(2,199,184)	(1,967,700)		(5,822,259)

Basic and diluted loss per share	(0.029)	(0.342)		g	(0.093)

Weighted average number of shares of common stock outstanding	56,349,183	6,429,650		g	62,778,833

Refer to the accompanying notes to the unaudited pro forma condensed combined financial statements

SENSASURE TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended April 30, 2023

(In U.S. dollars)

	SSTC	Verde	Pro Forma Adjustments	Note	Pro Forma Combined
	$	$	$		$
Revenue	4,417	926,099			930,516

Expenses
General and administrative expense	617,175	1,056,638			1,673,813
Research and development expense	161,922	—			161,922
Consulting fees	—	358,095			358,095
Depletion expense	—	464,634			464,634
Depreciation expense	—	61,583			61,583
Professional fees	—	209,935			209,935
Project expenditures	—	415,140			415,140
TOTAL OPERATING EXPENSES	779,097	2,566,025	—		3,345,122

Net Operation Loss	(774,680)	(1,639,926)	—		(2,414,606)

Other Income (Expenses)
Finance cost	—	(88,014)			(88,014)
Interest expenses, net	(8,273)	(65,878)			(74,151)
Other revenue	—	19,639			19,639
Total Other Income (Expenses)	(8,273)	(134,253)	—		(142,526)
NET LOSS	(782,953)	(1,774,179)	—		(2,557,132)

Less: Series C Preferred Stock Dividends	—	(89,064)			(89,064)
Less: net loss attributable to non-controlling interests	16,895	—			16,895
Net loss attributable to the Company	(766,058)	(1,863,243)	—		(2,629,301)

Basic and diluted loss per share	(0.009)	(0.416)		g	(0.029)

Weighted average number of shares of common stock outstanding	87,645,057	4,479,301		g	92,124,358

Refer to the accompanying notes to the unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Description of the Merger

SensaSure Technologies Inc. (“SSTC”, “SensaSure” or the “Company”) was incorporated on September 8, 2020 under the laws of the State of Nevada with an authorized share capital of 250,000,000 shares of common stock, 5,000,000 of Class A and 5,000,000 Class B shares of preferred stock. Sensa Bues AB (“Sensa Bues”) was incorporated in the Kingdom of Sweden in November 2009. Sensa Bues AB owns the core intellectual properties for the design of sample collection devices and the methodologies to collect, extract and detect the non-volatile substances presented within aerosols in exhaled breath. These aerosols, which originate from the lungs and blood, are captured using electret-based filter technologies. This non-invasive breath-based biological sample collection and testing methodology is called ExaBreath (“EB”) technology. Sensa Bues AB performs medical device design and research focusing on developing and commercializing EB for disease detection, exposure monitoring, and drug metabolism.

Subsequent to October 31, 2023, due to the difficulties in raising adequate capital, the significant cost of maintaining the patents, and delays in engaging appropriate commercialization partners, the management of the Company believes that the current business of commercializing the exhale breath technology patents is no longer feasible. The management of the Company is in the process of establishing a new business segment to develop energy and energy related businesses and proceed to wind up its Swedish subsidiary, Sensabues AB (“Sensabues”). Pursuant to the winding up, during the three months ended January 31, 2024, SSTC lost control of Sensabues for accounting purposes. Sensabues was deconsolidated from the Company’s financial statements retroactively as of November 1, 2023. Any revenue earned or expenses incurred by Sensabues that occurred prior to deconsolidation, on November 1, 2023, is included within the unaudited pro forma condensed combined statement of operations.

On December 11, 2023, SSTC, Verde Bio Holdings, Inc., a Nevada corporation (“Verde”), and Formation Minerals Inc., a Nevada corporation and a wholly owned subsidiary of SSTC (“Merger Sub”), entered into the Merger Agreement, which was amended as of February 8, 2024, pursuant to which Merger Sub will merge with and into Verde, with Verde continuing as the surviving entity and wholly owned subsidiary of SSTC. The Merger Agreement and the transactions contemplated thereby were approved by the board of directors of each of SSTC and Verde.

Merger Sub was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. There are no transactions that are conducted by Formation Minerals Inc.

If the Merger is completed pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (1) each holder of the common stock, par value $0.001 per share, of Verde (“Verde Common Stock”), will be entitled to receive, for every 300 shares of Verde Common Stock, one share of common stock, par value $0.01 per share, of SSTC (“SSTC Common Stock”), (2) each holder of Series A preferred stock, par value $0.001 per share, of Verde (“Verde Series A Preferred Stock”) will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of Class A preferred stock, par value $0.001 per share, of SSTC (“SSTC Class A Preferred Stock”), and (3) each holder of Series C preferred stock, par value $0.001 per share, of Verde (“Verde Series C Preferred Stock”) will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of Class B preferred stock, par value $0.001 per share, of SSTC (“SSTC Class B Preferred Stock”), in each case based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully-diluted shares of Verde Common Stock outstanding, as of the close of business on April 1, 2024 (the “Merger Consideration”). If the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the Effective Time, the terms of the Merger will remain the same, but the per share Merger Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of the date of the Merger Agreement, the close of business on April 1, 2024 and the date hereof was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and, the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

On February 6, 2024, SSTC, Verde and Spartan Capital Securities LLC (“Spartan”) entered a side letter (the “Spartan Side Letter”) pursuant to which SSTC (i) confirmed its obligation pursuant to the Merger Agreement to issue to Spartan or its designees, on the consummation of the Merger (the “Closing Date”), a number of shares of the SSTC Common Stock, such that immediately following the Effective Time and the issuance of all shares of SSTC Common Stock pursuant to the Merger Agreement, Spartan and its designees will own an aggregate of 5,000,000 shares of SSTC Common Stock (subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan will own the number of shares of SSTC Common Stock that is equal to 5.1% of SSTC Common Stock issued and outstanding on the Closing Date and following the Effective Time in consideration for services Spartan provided to Verde and (ii) agreed that, subject to the terms and conditions of the Side Letter Agreement and the Merger Agreement, and applicable securities laws, if upon an Uplist Event (as defined in the Spartan Side Letter) Spartan’s percentage ownership of SSTC Common Stock is less than (4.0%) of the number of shares of SSTC Common Stock issued and outstanding (and not as a result of Spartan selling, transferring or otherwise disposing of shares of SSTC Common Stock), then the SSTC will promptly issue to Spartan a number of shares of SSTC Common Stock such that Spartan will own 4.0% of SSTC Common Stock issued and outstanding immediately following the consummation of such Uplist Event. Further, pursuant to the Merger Agreement, on or after the execution of the Merger Agreement, and prior to the Closing, SSTC will issue to Li Sze Tang 23,110,000 shares of SSTC Common Stock.

As a result of the Merger Agreement, former stockholders of Verde Common Stock will receive an aggregate of 6,917,770 shares of SSTC Common Stock, each share having one vote. Verde Series A Preferred Stock holders will receive an aggregate of 1,664 shares of SSTC Class A Preferred Stock and each share of SSTC Class A Preferred Stock is entitled to the number of votes per share equal to 100,000 shares of SSTC Common Stock. Verde Series C Preferred Stock holders will receive an aggregate of 5,345 shares of SSTC Class B Preferred Stock and each share of SSTC Class B Preferred Stock is entitled to a number of votes per share equal to 1,6000 shares of SSTC Common Stock. The above voting rights owned by the Verde stockholders will approximate 68% of total voting power of SSTC’s issued equity interests.

The following summarizes the pro forma ownership of SSTC capital stock to be outstanding after giving effect to the Merger and other Transactions, in each case assuming the issuance of the number of shares noted above and an SSTC Common Stock price of $0.75 per share:

	Shares	% of ownership	Voting rights	% of voting power
SSTC Common Stock
Verde stockholders	6,917,770	7.57%	6,917,770	5.79%
SSTC stockholders	56,349,183	61.67%	56,349,183	61.67%
Spartan and/or its designees and Li Sze Tang	28,110,000	30.76%	28,110,000	30.76%
Total	91,376,953	100%	91,376,953	100%

SSTC Class A Preferred Stock
Verde stockholders	1,664	100%	166,400,000	100%
Total	1,664	100%	166,400,000	100%

SSTC Class B Preferred Stock
Verde stockholders	5,345	100%	8,552,000	100%
Total	5,345	100%	8,552,000	100%

Total voting power owned by Verde stockholders on a fully diluted basis			181,869,770	68.29%

Note 2 — Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with SEC Regulation S-X Article 11, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020 (“Article 11”). The historical financial information of SSTC and Verde has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the reverse acquisition, in accordance with US GAAP, FASB ASC 805 — Business Acquisition.

The Merger will be accounted for as a reverse acquisition because Verde has been determined to be the accounting acquirer (legal subsidiary) and SSTC has been determined to be the legal acquirer (accounting acquiree) under FASB ASC Topic 805, Business Combinations. The determination is primarily based on the evaluation of the following facts and circumstances taken into consideration:

•        The pre-Merger stockholders of Verde will own a majority of the voting power of SSTC on a fully diluted basis following the completion of the Merger and the other Transactions, it is anticipated that the stockholders of SSTC and Verde immediately prior to the Merger will own approximately 32.71% and 68.29% of the voting power, respectively, on a fully diluted basis;

•        The senior manager of Verde will become the senior manager of the combined company; and

•        The operations of Verde comprise the only ongoing operations of the combined company.

Other factors were evaluated but are not considered to have a material impact on the determination of Verde as the accounting acquirer.

Under the reverse acquisition accounting, the Merger will be treated as Verde issuing equity interests for the net assets of SSTC with no goodwill or intangible assets recorded.

In addition, the values will be based on the actual values as of the Closing Date. The differences that may occur between the preliminary estimates and the final acquisition accounting could have a material impact on the accompanying unaudited pro forma condensed combined financial information.

Note 3 — Pro Forma Adjustments

a.      Issuance of shares by SSTC and Verde

a.1.   This adjustment reflects the recording to fair value of the aggregate of 28,110,000 shares of SSTC Common Stock that SSTC will issue to two consultants of SSTC. Fair value in the amount of $1,967,700 is included in the general and admirative expenses as well as a credit made in SSTC Common Stock in amount of $281,000 and additional paid-in capital in amount of $1,686,000 respectively. The fair value of the shares of SSTC Common Stock issued was determined by using the most closing price at $0.75 per share.

a.2.   This adjustment reflects the conversion of 20 shares of Verde Series C Preferred Stock into 88,888,889 shares of Verde Common Stock in February 2024.

a.3.   This adjustment reflects the conversion of 13 shares of Verde Series C Preferred Stock into 57,777,778 shares of Verde Common Stock in March 2024.

b.      SSTC issuance of SSTC Common Stock to acquire all issued and outstanding Verde Common Stock

Pursuant to the Merger Agreement, SSTC will issue 6,917,770 shares of SSTC Common Stock to acquire all outstanding Verde Common Stock that is 2,078,599,390 based on an exchange ratio of 300, based on information as of April 1, 2024.

The fair value of the consideration effectively transferred is calculated using the number of shares of Verde Common Stock that would have been issued to the shareholders of SSTC on the acquisition date to give SSTC an equivalent ownership interest in VHBI as it has in the combined company multiplying the market price of the shares of Verde Common Stock. The fair value of those shares of Verde Common Stock is determined at $10,152,367.

c.      SSTC issuance of shares of SSTC Class A Preferred Stock in exchange for all outstanding shares of Verde Series A Preferred Stock

Pursuant to the Merger Agreement, SSTC will issue 1,664 shares of SSTC Class A Preferred Stock to acquire all outstanding shares of Verde Series A Preferred Stock that is 500,000 by using an exchange ratio of 300, based on information as of April 1, 2024.

The fair value of the consideration effectively transferred is calculated using the number of shares of Verde Series A Preferred Stock that would have been issued to the shareholders of SSTC on the acquisition date to give SSTC an equivalent ownership interest in Verde as it has in the combined company multiplying the fair value per share of Verde Series A Preferred Stock. The fair value of those Verde shares is determined at $500.

d.      SSTC issuance of shares of SSTC Class B Preferred Stock in exchange for all outstanding shares of Verde Series C Preferred Stock

Pursuant to the Merger Agreement, SSTC will issue 5,345 shares of SSTC Class B Preferred Stock to acquire all outstanding shares of Verde Series C Preferred Stock that is 803 by using an exchange ratio of 0.15, based on information as of April 1, 2024.

The fair value of the consideration effectively transferred is calculated using the number of shares of Verde Series C Preferred Stock that would have been issued to the shareholders of SSTC on the acquisition date to give SSTC an equivalent ownership interest in Verde as it has in the combined company multiplying the fair value per share of Verde Series C Preferred Stock. The fair value of those Verde shares is determined at $803.

e.      Adjustment of reverse acquisition

The adjustments relate to the implementation of ASC 805-40 guidance to only reflect accumulated deficit and other equity balances of Verde (legal subsidiary and accounting acquirer) before the Merger:

•        Adjustments to eliminate par value of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock;

•        Adjustments to eliminate shares to be issued for SSTC;

•        Adjustments to eliminate additional paid-in capital of SSTC;

•        Adjustment to eliminate foreign currency translation reserves of SSTC; and

•        Adjustment to eliminate other equity components of SSTC.

f.       Retrospective adjustment of Verde’s equity to reflect SSTC’s equity structure

The amount recognized for issued equity interests that include shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock is the sum of the value recognized for Verde’s equity interests immediately before the acquisition, plus the fair value of the consideration effectively transferred. However, the equity structure appearing in the unaudited proforma condensed combined financial statements (that is, the number and type of equity interests issued) reflect the equity structure of SSTC (the legal parent).

g.      Loss per share

Represents the net loss attributable to common stockholders per share of SSTC Common Stock calculated using the historical weighted average shares of SSTC Common Stock outstanding, and the issuance of additional shares in connection with the reverse acquisition, assuming the shares were outstanding since May 1, 2022. As the reverse acquisition and related transactions are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares of SSTC Common Stock outstanding for basic and diluted net loss attributable to common stockholders per share assumes that the shares issuable relating to the reverse acquisition have been outstanding for the entire period presented. The calculation of diluted loss per share does not consider the effect of the warrants issued since the such warrants are considered anti-dilutive.

The previously reported 1,931,932,723 weighted average number of shares of Verde Common Stock outstanding for the nine months ended January 31, 2024 has been retrospectively adjusted by applying an exchange ratio of 300 to arrive at a recast 6,429,650 weighted average number of shares of Verde Common Stock outstanding.

The previously reported 1,345,906,460 weighted average number of shares of Verde Common Stock for the year ended April 30, 2023 has been retrospectively adjusted by applying an exchange ratio of 300 to arrive at a recast 4,479,301 weighted average number of shares of Verde Common Stock.

Comparative SSTC and Verde Market Price and Distribution Information

SSTC Market Price Data

The shares of SSTC Common Stock are not currently traded on a national securities exchange. SSTC Common Stock is listed on the Over-The-Counter Quotation Bureau (the “OTCQB”) under the ticker symbol “SSTC”. SSTC does not currently intend to apply to list the SSTC Common Stock, SSTC Class A Preferred Stock or the SSTC Class B Preferred Stock on a national securities exchange. The OTCQB prices are quotations, which reflect inter-dealer prices, without retail mark-up, markdown or commissions and may not represent actual transactions.

The following table sets forth the high and low sales prices of shares of SSTC Common Stock for the periods indicated.

	Price Per Share of SSTC Common Stock
	High	Low
2022
December 1, 2022 – December 30, 2022	$0.02	$0.02

2023
First Quarter	$0.02	$0.02
Second Quarter	$0.75	$0.02
Third Quarter	$0.75	$0.75
Fourth Quarter	$0.75	$0.75

2024
First Quarter	$0.75	$0.75

Dividends on SSTC Common Stock

SSTC has not paid any dividends on the shares of SSTC Common Stock.

Verde Market Price Data

The shares of Verde Common Stock are not currently traded on a national securities exchange. Verde Common Stock is listed on the OTCQB under the ticker symbol “VBHI”. The Verde Series A Preferred Stock or Verde Series C Preferred Stock is not listed on a national securities exchange. The OTCQB prices are quotations, which reflect inter-dealer prices, without retail mark-up, markdown or commissions and may not represent actual transactions.

The following table sets forth the high and low sales prices of shares of Verde Common Stock for the periods indicated.

	Price Per share of Verde Common Stock
	High	Low
2022
First Quarter	$0.0190	$0.0070
Second Quarter	$0.0250	$0.0081
Third Quarter	$0.0172	$0.0080
Fourth Quarter	$0.0150	$0.0080

2023
First Quarter	$0.0094	$0.0031
Second Quarter	$0.0039	$0.0015
Third Quarter	$0.0023	$0.0010
Fourth Quarter	$0.0014	$0.0004

2024
First Quarter	$0.0007	$0.0003

Distributions on Verde Common Stock

Verde has not paid any dividends on the shares of Verde Common Stock.

RISK FACTORS

In addition to the other information included or incorporated by reference into this joint proxy statement/prospectus, including the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 46 of this joint proxy statement/prospectus, you should carefully consider the following risks before deciding how to vote your SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock or Verde Series C Preferred Stock. You should also read and consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. For further information, see “Where You Can Find More Information” beginning on page i of this joint proxy statement/prospectus.

Summary of Risk Factors

Risks Relating to the Merger and the Other Transactions

•        Failure to consummate the Merger as currently contemplated or at all could adversely affect the price of SSTC Common Stock or Verde Common Stock and the future business and financial results of SSTC and Verde.

•        The ownership interests of SSTC and Verde stockholders will be diluted by the consummation of the Merger, and SSTC and Verde stockholders will exercise less influence over management than they exercised before the Merger.

•        SSTC’s and Verde’s directors and executive officers, may have interests in the Merger that are different from, or in addition to, the interests of SSTC and Verde stockholders generally. This may create potential conflicts of interest or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation, which could result in significant costs for SSTC and Verde and could materially delay or prevent the completion of the Merger.

•        The Merger is subject to the satisfaction or waiver of conditions that may not be satisfied or completed on a timely basis, if at all. Failure to consummate the Merger could adversely affect the future business and financial results of SSTC or Verde.

•        SSTC or Verde may waive one or more of the conditions to the Merger without re-soliciting stockholder approval.

•        Each of SSTC and Verde prior to the closing of the Merger expects to, and SSTC following the closing of the Merger may, incur substantial costs related to the Merger.

•        Lawsuits may be commenced seeking to enjoin or prevent the Merger or seeking other relief which may delay or prevent the completion of the Merger and result in SSTC or Verde incurring substantial costs.

•        The unaudited pro forma condensed consolidated financial information in this joint proxy statement/prospectus is presented for illustrative purposes only and may not be reflective of what the operating results and financial condition of SSTC for the historical periods presented would have been or may be following consummation of the Merger and the other Transactions.

•        The completion of the Merger is not conditioned on the receipt of an opinion of counsel to the effect that the Merger will qualify for the intended tax treatment, and neither SSTC nor Verde intends to request a ruling from the IRS regarding the United States federal income tax consequences of the Merger.

Risks Relating to SSTC After the Consummation of the Merger and the Other Transactions

•        Following the Merger, SSTC intends to shift its business focus to the acquisition of minerals and royalties under Verde’s current business plan, which may not be successful.

•        Following the Merger, SSTC may be unable to integrate successfully and realize the anticipated benefits of the Merger.

•        SSTC and Verde each have a very limited operating history.

•        The future financial results of SSTC will suffer if SSTC does not effectively manage its assets or deploy its available capital following the Merger.

•        SSTC and Verde have had a history of net losses, and SSTC expects to continue to incur losses for the foreseeable future. If SSTC ever achieves profitability, it may not be able to sustain it.

•        SSTC’s ability to utilize its net operating loss carryforwards and tax credit carryforwards may be subject to limitations.

•        SSTC’s ability to grow and compete in the future will be adversely affected if adequate capital is not available to it or not available on terms favorable to it.

•        SSTC will need substantial additional funding to continue its operations, which could result in dilution to its stockholders. SSTC may not be able to raise capital when needed, if at all, which could cause it to have insufficient funds to pursue its operations, or to delay, reduce or eliminate its development of new programs or commercialization efforts.

•        Without obtaining adequate capital funding or improving our financial performance, SSTC may not be able to continue as a going concern.

•        Increased operating and capital costs could affect SSTC’s profitability.

•        SSTC may seek to grow through acquisitions.

•        Unfavorable general economic conditions may materially adversely affect SSTC’s business.

•        Economic and political conditions may cause fluctuations of the future prices, supply, and demand for oil and gas, which may negatively affect SSTC’s revenues.

•        Commodity price declines may result in reduced profits.

•        Prices and markets for oil and natural gas are unpredictable and tend to fluctuate significantly, which could reduce the value of SSTC’s assets.

•        Changes in the regulatory environment could have a material adverse effect on SSTC’s business.

•        SSTC intends to drill new wells and re-work existing wells and governmental regulation may limit or otherwise affect the market for wells’ production and the price which may be paid for that production and could adversely affect the SSTC’s drilling operations.

•        The market price of shares of SSTC Common Stock may decline as a result of the Merger.

Risks Related to the Ownership of SSTC’s Common Stock

•        SSTC is a public company and an active, liquid, and orderly market for the SSTC Common Stock may not develop, and you may not be able to sell your SSTC Common Stock. The market price of the SSTC Common Stock may be highly volatile, and you may not be able to sell your shares.

•        If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about SSTC, its business or its market, its stock price and trading volume could decline.

•        Future sales of shares by existing stockholders could cause SSTC’s stock price to decline.

•        SSTC’s internal control over financial reporting does not currently meet the standards required by Section 404 of the Sarbanes-Oxley Act, and failure to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act, could have a material adverse effect on SSTC’s business and share price.

•        Future issuances of debt or equity securities, and the issuance of a large number of shares in the Merger, may adversely affect SSTC stockholders.

•        The SSTC Amended and Restated Articles of Incorporation will generally provide that the courts of the State of Nevada are the exclusive forum for substantially all disputes between SSTC and its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with SSTC or its directors, officers or other employees.

•        Some provisions of the SSTC Amended and Restated Articles of Incorporation may deter takeover attempts, which may inhibit a takeover that stockholders consider favorable and limit the opportunity of SSTC stockholders to sell their shares at a favorable price.

•        Nevada Anti-Takeover Law may discourage acquirers and eliminate a potentially beneficial sale for SSTC stockholders.

•        After completion of the Merger, Mr. Cox, who will become SSTC’s President, Chief Executive Officer and Chief Financial Officer and sole director, will have the ability to control or significantly influence all matters submitted to SSTC’s stockholders for approval.

•        Provisions that will be in SSTC’s Amended and Restated Articles of Incorporation, SSTC’s Amended and Restated Bylaw, and certain provisions under Nevada law could make an acquisition of SSTC, which may be beneficial to its stockholders, more difficult and may prevent attempts by its stockholders to replace or remove its management.

•        SSTC’s rights and the rights of SSTC’s stockholders to take action against SSTC’s directors and officers are limited.

General Risk Factors

•        SSTC is an emerging growth company, and it cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make the SSTC Common Stock less attractive to investors.

•        SSTC incurs significant increased costs as a result of operating as a public company, and its management is required to devote substantial time to compliance initiatives.

Risks Relating to the Merger and the Other Transactions

Failure to consummate the Merger as currently contemplated or at all could adversely affect the price of SSTC Common Stock or Verde Common Stock and the future business and financial results of SSTC and Verde.

The Merger may be consummated on terms different than those contemplated by the Merger Agreement, or the Merger may not be consummated at all. If the Merger is not completed, or is completed on different terms from those contemplated by the Merger Agreement, SSTC and Verde could be adversely affected and subject to a variety of risks associated with the failure to consummate the Merger, or to consummate the Merger as contemplated by the Merger Agreement, including the following:

•        the SSTC stockholders and Verde stockholders may be prevented from realizing the anticipated benefits of the Merger;

•        the market price of SSTC Common Stock or Verde Common Stock could decline significantly;

•        reputational harm due to the adverse perception of any failure to successfully consummate the Merger;

•        incurrence of substantial costs relating to the proposed Merger, such as legal, accounting, financial advisor, filing, printing and mailing fees; and

•        the attention of SSTC’s and Verde’s management and employees may be diverted from their day-to-day business and operational matters as a result of efforts relating to attempting to consummate the Merger.

Any delay in the consummation of the Merger or any uncertainty about the consummation of the Merger on terms other than those contemplated by the Merger Agreement, or if the Merger is not completed, could materially adversely affect the business, financial results and stock price of SSTC and Verde.

The ownership interests of SSTC and Verde stockholders will be diluted by the consummation of the Merger, and SSTC and Verde stockholders will exercise less influence over management than they exercised before the Merger.

SSTC stockholders have the right to vote in the election of the SSTC Board of Directors and on certain other matters affecting SSTC, as specified in SSTC Bylaws, and Verde stockholders have the right to vote in the election of the Verde Board of Directors and on certain other matters affecting Verde, as specified in Verde Bylaws. As a result of the Merger, the ownership position of existing SSTC stockholders will decrease and Verde stockholders will have an ownership stake in SSTC that is smaller than their current stake in SSTC. Upon consummation of the Merger, based upon the number of shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred outstanding as of the date of the Merger Agreement, SSTC and Verde estimate that the SSTC stockholders immediately prior to the Merger (in their capacities as such) will own approximately 92%, 0% and 0% of the SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock outstanding immediately after the Merger, respectively, and the Verde stockholders immediately prior to the Merger (in their capacities as such) will own approximately 8%, 100% and 100% of the SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock outstanding immediately after the Merger, in each case, without taking into account whether any of SSTC stockholders or Verde stockholders were also stockholders of SSTC or Verde, respectively, at that time. Consequently, SSTC stockholders and Verde stockholders may have less influence over the management and policies of SSTC after the Effective Time than they currently exercise over the management and policies of SSTC and Verde, respectively.

Further, the consummation of the Merger will trigger the fundamental transaction provision in certain warrants to purchase Verde Common Stock held by GHS, which will entitle GHS to a number of shares of SSTC Common Stock equal to 210,195, subject to a 4.99% beneficial ownership limitation, and if such shares are issued, will further dilute SSTC stockholders after the Effective Time. There is no assurance that GHS will not assert otherwise and seek to exercise any such rights, including receipt of securities, where available, or that the exercise of any such rights will not adversely affect SSTC or Verde, following the Effective Time

SSTC’s and Verde’s directors and executive officers, may have interests in the Merger that are different from, or in addition to, the interests of SSTC and Verde stockholders generally. This may create potential conflicts of interest or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation, which could result in significant costs for SSTC and Verde and could materially delay or prevent the completion of the Merger.

The interests of SSTC’s and Verde’s directors and executive officers include, among other things, the continued service as a director or executive officer of SSTC following the Merger and certain rights to continuing indemnification and directors’ and officers’ liability insurance for Verde directors and executive officers. There is a risk that these interests may influence the directors and executive officers to support the Merger.

The interests of SSTC’s and Verde’s directors and executive officers in the Merger may increase the risk of litigation intended to enjoin or prevent the Merger and the risk of other related dissident stockholder activity. In the past, and in particular following the announcement of a significant transaction, periods of volatility in the overall market or declines in the market price of a company’s securities, stockholder litigation and dissident stockholder proposals have often been instituted against companies alleging conflicts of interest in business dealings with affiliated or related persons and entities. The relationships described above may precipitate such activities by dissident stockholders and, if instituted against SSTC or Verde or their respective directors or executive officers, such activities could result in substantial costs, a material delay or prevention of the Merger and a diversion of management’s attention, even if the stockholder action is without merit or unsuccessful.

For further information about these interests, see “The Merger — Interests of SSTC and Verde Directors and Executive Officers in the Merger” beginning on page 77 of this joint proxy statement/prospectus.

The Merger is subject to the satisfaction or waiver of conditions that may not be satisfied or completed on a timely basis, if at all. Failure to consummate the Merger could adversely affect the future business and financial results of SSTC.

The consummation of the Merger is subject to the satisfaction or waiver of a number of conditions, including, among others, the Verde stockholder approval of the Merger. These conditions make the completion, and the timing of the completion, of the Merger uncertain. See the section entitled “The Merger Agreement — Description of the Merger Agreement — Conditions to the Completion of the Merger” beginning on page 89 of this joint proxy statement/prospectus for a more detailed discussion. In addition, the Merger Agreement will terminate if the Merger is not completed by June 30, 2024 or by the earlier written agreement of SSTC, Verde and Merger Sub.

SSTC and Verde cannot provide assurance that the Merger will be consummated on the terms or timeline currently contemplated, or at all. If the Merger is not completed on a timely basis, or at all, SSTC may be adversely affected and subject to a number of risks, including the time and resources committed by SSTC’s respective management to matters relating to the Merger could otherwise have been devoted to pursuing other opportunities.

SSTC or Verde may waive one or more of the conditions to the Merger without re-soliciting stockholder approval.

SSTC or Verde may determine to waive, in whole or in part, one or more of the conditions to its obligation to consummate the Merger. Any determination whether to waive any condition to the Merger and whether to re-solicit stockholder approval or amend this joint proxy statement/prospectus as a result of a waiver will be made by SSTC or Verde, as applicable, at the time of such waiver based on the facts and circumstances as they exist at that time.

Each of SSTC and Verde prior to the closing of the Merger expects to, and SSTC following the closing of the Merger may, incur significant costs in connection with the Merger.

Each of SSTC and Verde prior to the closing of the Merger expects to, and SSTC following the closing of the Merger may, incur significant costs in connection with the Merger, and may incur other unanticipated costs. While each company has assumed that a certain level of transaction and integration expenses will be incurred, there are factors beyond each company’s control that could affect the total amount or the timing of those expenses. Many of the expenses that may be incurred, by their nature, are difficult to estimate accurately at the current time. Each of SSTC and Verde expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the two businesses, may allow SSTC to offset those incremental expenses over time, the net benefit of which may not be achieved in the near term, or at all.

Lawsuits may be commenced seeking to enjoin or prevent the Merger or seeking other relief which may delay or prevent the completion of the Merger and result in SSTC or Verde incurring substantial costs.

Public company merger and acquisition transactions are often subject to lawsuits initiated by plaintiffs seeking to enjoin or prevent the transaction or obtain other relief. SSTC, Verde and their respective executive officers, directors and advisors may become subject to similar litigation with respect to the Merger. Any such lawsuit could seek, among other things, injunctive or other equitable relief, including a request to rescind parts of the Merger Agreement and otherwise to enjoin the parties from consummating the Merger, as well as to require payment of fees and other costs by the defendants. SSTC and Verde may incur substantial costs defending any such lawsuit, including the distraction of management’s attention, even if such lawsuits are without merit or unsuccessful. No assurance can be made as to the outcome of any such lawsuits. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Merger or in obtaining other relief, the completion of the Merger may be prevented or delayed or its terms could change.

The unaudited pro forma condensed consolidated financial information in this joint proxy statement/prospectus is presented for illustrative purposes only and may not be reflective of what the operating results and financial condition of SSTC for the historical periods presented would have been or may be following consummation of the Merger and the other Transactions.

The unaudited pro forma condensed consolidated financial information in this joint proxy statement/prospectus is presented for illustrative purposes only and is not necessarily indicative of what SSTC’s actual financial position or results of operations would have been had the Merger and the other Transactions been completed on the dates indicated. Further, SSTC’s actual results and financial position after the Merger and the other Transactions may differ materially and adversely from the unaudited pro forma condensed consolidated financial data that is included in this joint proxy statement/prospectus. The unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed. In addition, subsequent to the closing date of the Merger, there will be adjustments to the acquisition accounting as additional information becomes available. Accordingly, the final acquisition accounting may differ materially from the pro forma condensed consolidated financial information reflected in this joint proxy statement/prospectus. For further information, see “Summary — Unaudited Pro Forma Condensed Consolidated Financial Information” beginning on page 18 of this joint proxy statement/prospectus.

The completion of the Merger is not conditioned on the receipt of an opinion of counsel to the effect that the Merger will qualify for the intended tax treatment, and neither SSTC nor Verde intends to request a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the transaction.

It is intended that, for United States federal income tax purposes, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code (the “intended tax treatment”). However, the completion of the Merger is not conditioned on the Merger qualifying for the intended tax treatment or on the receipt of an opinion of counsel to that effect, and whether or not the Merger will qualify for the intended tax treatment depends on facts that will not be known until the Merger is completed. No assurance can be given that the Merger will qualify for the intended tax treatment. In addition, neither SSTC nor Verde intends to request a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Merger. Accordingly, even if SSTC and Verde conclude that the Merger qualifies for the intended tax treatment, no assurance can be given that the Internal Revenue Service will not challenge that conclusion or that a court would not sustain such a challenge.

It will not be known at the time of the Verde special meeting whether the requirements for the Merger to qualify for the intended tax treatment will be met.

Risks Relating to SSTC After the Consummation of the Merger and the Other Transactions

Following the Merger, SSTC intends to shift its business focus to the acquisition of minerals and royalties under Verde’s current business plan, which may not be successful.

Following the Merger, SSTC intends to shift its business focus to the acquisition of minerals and royalties under Verde’s current business plan, which may not be successful. Planned operations and to grow and compete will depend on the availability of adequate capital. SSTC cannot assure you that it will be able to obtain equity or debt financing on acceptable terms, or at all, to adopt its new business, its planned operations and to implement its growth strategy. As a result, SSTC cannot assure you that adequate capital will be available to continue its normal and planned operations and to finance its current growth plans, take advantage of business opportunities, or respond to competitive pressures, any of which could harm its business.

Following the Merger, SSTC may be unable to integrate successfully and realize the anticipated benefits of the Merger.

The Merger involves the combination of two companies which currently operate as independent companies. SSTC may fail to realize some or all of the anticipated benefits of the Merger if the integration process takes longer than expected or is more costly than expected.

Potential difficulties SSTC may encounter in the integration process include the following:

•        the inability to successfully combine the businesses of SSTC and Verde in a manner that permits SSTC to achieve the anticipated benefits from the Merger, which would result in the anticipated benefits of the Merger not being realized partly or wholly in the time frame currently anticipated or at all;

•        creation of uniform standards, controls, procedures, policies and information systems; and

•        potential unknown liabilities and unforeseen increased expenses, delays or regulatory conditions associated with the Merger.

In addition, SSTC and Verde have operated and, until the completion of the Merger, will continue to operate, independently. It is possible that the integration process also could result in the diversion of each company’s management’s attention, the disruption or interruption of, or the loss of momentum in, each company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies, any of which could adversely affect SSTC’s ability to maintain its business relationships or the ability to achieve the anticipated benefits of the Merger, or could otherwise adversely affect the business and financial results of SSTC.

SSTC and Verde each have a very limited operating history.

SSTC and Verde each have a very limited operating history and is subject to all the risks inherent in a new business enterprise. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with a business with limited operating history, and the competitive and regulatory environment in which Verde operated and that SSTC operates and will operate, such as under-capitalization, personnel limitations, and limited financing sources.

The future financial results of SSTC will suffer if SSTC does not effectively manage its assets or deploy its available capital following the Merger.

Following the Merger, SSTC intends to focus on the acquisition of minerals and royalties. Future financial results of SSTC will suffer if SSTC does not effectively manage this shift in business focus. If SSTC is unable to obtain capital necessary to maintain and increase its assets, and the assets of SSTC, SSTC could be required to reduce or suspend its operations or dispose of assets at inopportune time or price, which could negatively affect SSTC’s financial condition, results of operations and ability to pay or sustain dividends to SSTC’s stockholders.

SSTC and Verde have each had a history of net losses, and SSTC expects to continue to incur losses for the foreseeable future. If SSTC ever achieves profitability, it may not be able to sustain it.

SSTC and Verde have each incurred losses since its inception and expects to continue to incur losses for the foreseeable future. SSTC reported net losses of $782,953 and $1,047,609 for the years ended April 30, 2023 and 2022, respectively, and $1,657,176 and $490,495 for the nine months ended January 31, 2024 and 2023, respectively. As of April 30, 2023 and January 31, 2024, SSTC had a total deficit of approximately $1,061,593 and $617,853, respectively, and accumulated deficit of $6,027,209 and $3,483,139, respectively. Verde reported net losses of $1,774,179 and $3,422,146 for the years ended April 30, 2023 and 2022, respectively, and $2,141,800 and $1,333,835 for the nine months ended January 31, 2024 and 2023, respectively. As of April 30, 2023 and January 31, 2024, Verde had a working capital deficit of approximately $1,741,434 and $1,492,409, respectively, and accumulated deficit of $16,033,070 and $18,174,870, respectively. SSTC’s pro forma net losses for the nine months ended January 31, 2024 were $1,657,176 and as of January 31, 2024, SSTC had a total pro forma deficit of approximately $617,853, and pro forma accumulated deficit of $3,483,139. SSTC expects to incur net losses from continuing operations and net cash used in operating activities. SSTC may need to raise additional working capital to continue its normal and planned operations. SSTC will need to generate and sustain significant revenue levels in future periods in order to become profitable, and, even if SSTC does, SSTC may not be able to maintain or increase our level of profitability. SSTC anticipates that its operating expenses will increase substantially in the foreseeable future as SSTC undertakes increased consultancy work and acquisition activities and increases its marketing and sales efforts to drive an increase in the number of customers and clients utilizing SSTC’s services. These expenditures will make it necessary for SSTC to continue to raise additional working capital and make it harder for us to achieve and maintain profitability. SSTC’s efforts to grow SSTC’s business may be costlier than SSTC expects, and SSTC may not be able to generate sufficient revenue to offset our increased operating expenses. If SSTC is forced to reduce SSTC’s operating expenses, SSTC’s growth strategy could be compromised. SSTC may incur significant losses in the future for a number of reasons, including unforeseen expenses, difficulties, complications and delays and other unknown events. Accordingly, substantial doubt exists about SSTC’s ability to continue as a going concern and SSTC cannot assure you that SSTC will achieve sustainable operating profits as SSTC continues to expand SSTC’s infrastructure, further develop SSTC’s marketing efforts, and otherwise implement SSTC’s growth initiatives. The net losses that SSTC incurs may fluctuate significantly from period to period. SSTC will need to generate significant additional revenue to achieve and sustain profitability. Even if SSTC achieves profitability, it cannot be sure that it will remain profitable for any substantial period of time.

SSTC’s ability to utilize its net operating loss carryforwards and tax credit carryforwards may be subject to limitations.

As of January 31, 2024, SSTC had net operating loss carryforwards and tax credit carryforwards of approximately $1,232,311. SSTC’s ability to use its federal and state NOLs to offset potential future taxable income and related income taxes that would otherwise be due is dependent upon SSTC’s generation of future taxable income, and SSTC and Verde cannot predict with certainty when, or whether, SSTC will generate sufficient taxable income to use all of its NOLs.

Under Section 382 and Section 383 of the Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” its ability to use its pre-change NOL carryforwards and other pre-change tax attributes (such as research tax credits) to offset its post-change income may be limited. A Section 382 “ownership change” is generally defined as a greater than 50 percentage point change (by value) in its equity ownership by certain stockholders over a three-year period. SSTC may experience ownership changes in the future due to subsequent shifts in its stock ownership (some of which are outside of its control). Even if SSTC achieves profitability, it may not be able to utilize a material portion of SSTC’s, Verde’s or SSTC’s NOL carryforwards and other tax attributes, which could have a material adverse effect on cash flow and results of operations. Similar provisions of state tax law may also apply to limit SSTC’s use of accumulated state tax attributes. There is also a risk that due to regulatory changes, such as suspensions on the use of NOLs, or other unforeseen reasons, SSTC’s existing NOLs could expire or otherwise be unavailable to offset future income tax liabilities.

SSTC’s ability to grow and compete in the future will be adversely affected if adequate capital is not available to it or not available on terms favorable to it.

The ability of SSTC to continue its normal and planned operations and to grow and compete will depend on the availability of adequate capital. SSTC cannot assure you that it will be able to obtain equity or debt financing on acceptable terms, or at all, to continue its normal and planned operations and to implement its growth strategy. As a result, SSTC cannot assure you that adequate capital will be available to continue its normal and planned operations and to finance its current growth plans, take advantage of business opportunities, or respond to competitive pressures, any of which could harm its business.

SSTC will need substantial additional funding to continue its operations, which could result in dilution to its stockholders. SSTC may not be able to raise capital when needed, if at all, which could cause it to have insufficient funds to pursue its operations, or to delay, reduce or eliminate its development of new programs or commercialization efforts.

SSTC expects to incur additional costs associated with continuing to operate as a public company and to require substantial additional funding to continue to pursue its business and continue with its expansion plans. SSTC may also encounter unforeseen expenses, difficulties, complications, delays and other unknown factors that may increase its capital needs and/or cause it to spend its cash resources faster than expected. Accordingly, SSTC expects that it will need to obtain substantial additional funding in order to continue its operations. To date, SSTC has financed its operations entirely through equity and debt investments by founders and other investors and the incurrence of debt, and it expects to continue to do so in the foreseeable future. Additional funding from those or other sources may not be available when or in the amounts needed, on acceptable terms, or at all. If SSTC raises capital through the sale and issuance of equity, or securities convertible into equity, it would result in dilution to its existing stockholders, which could be significant depending on the price at which it may be able to sell and issue its securities. If it raises additional capital through the incurrence of additional indebtedness, it would likely become subject to further covenants that could restricting its business activities, and holders of debt instruments will likely have rights and privileges senior to those of its equity investors. In addition, servicing the interest and principal repayment obligations under debt facilities could divert funds that would otherwise be available to support development of new programs and marketing to current and potential new clients. If SSTC is unable to raise capital when needed or on acceptable terms, it could be forced to delay, reduce or eliminate development of new programs or future marketing efforts. Any of these events could significantly harm SSTC’s business, financial condition and prospects.

Without obtaining adequate capital funding or improving its financial performance, SSTC may not be able to continue as a going concern.

The report of SSTC’s independent registered public accounting firm on its consolidated financial statements as of and for the year ended April 30, 2023 and the notes to SSTC’s financial statements for the quarterly period ended January 31, 2024, each include an explanatory paragraph indicating that there is substantial doubt about its ability to continue as a going concern. If it is unable to raise sufficient capital when needed, its business, financial condition and results of operations will be materially and adversely affected, and it will need to significantly modify its operational plans to continue as a going concern. The inclusion of a going concern explanatory paragraph by SSTC’s auditors, its lack of cash resources and its potential inability to continue as a going concern may materially adversely affect its share price and its ability to raise new capital or to enter into critical contractual relations with third parties. If it is unable to continue as a going concern, it might have to liquidate its assets and the values it receives for its assets in liquidation or dissolution could be significantly lower than the values reflected in its financial statement.

Increased operating and capital costs could affect SSTC’s profitability.

Costs at any particular mining location are subject to variation due to a number of factors, such as variable ore grade, changing metallurgy and revisions to mine plans in response to the physical shape and location of the ore body, as well as the age and utilization rates for the mining and processing related facilities and equipment. In addition, costs are affected by the price and availability of input commodities, such as fuel, electricity, labor, chemical reagents, explosives, steel, concrete and mining and processing related equipment and facilities. Commodity costs are, at times, subject to volatile price movements, including increases that could make production at certain operations less profitable. Further, changes in laws and regulations can affect commodity prices, uses and transport. Reported costs may also be affected by changes in accounting standards. A material increase in costs at any significant location could have a significant effect on SSTC’s profitability and operating cash flow.

SSTC could have significant increases in capital and operating costs over the next several years in connection with the development of new projects and in the sustaining and/or expansion of existing mining and processing operations. Costs associated with capital expenditures may increase in the future as a result of factors beyond our control. Increased capital expenditures may have an adverse effect on the profitability of and cash flow generated from existing operations, as well as the economic returns anticipated from new projects.

SSTC may seek to grow through acquisitions.

SSTC may seek to grow through acquisitions. Factors which may affect its ability to grow successfully through acquisitions include:

•        inability to obtain financing;

•        difficulties and expenses in connection with integrating the acquired companies and achieving the expected benefits;

•        diversion of management’s attention from current operations;

•        the possibility that it may be adversely affected by risk factors facing the acquired companies;

•        acquisitions could be dilutive to earnings, or in the event of acquisitions made through the issuance of the SSTC Common Stock to the stockholders of the acquired company, dilutive to the percentage of ownership of its existing stockholders;

•        potential losses resulting from undiscovered liabilities of acquired companies not covered by the indemnification that it may obtain from the seller; and

•        loss of key employees of the acquired companies.

Unfavorable general economic conditions may materially adversely affect SSTC’s business.

While it is difficult for SSTC to predict the impact of general economic conditions on its business, these conditions could reduce customer demand for some of its products or services which could cause its revenue to decline. Also, SSTC’s customers that are especially reliant on the credit and capital markets may not be able to obtain adequate access to credit or equity funding, which could affect their ability to make timely payments to SSTC. Moreover, SSTC relies on obtaining additional capital and/or additional funding to provide working capital to support its operations. SSTC regularly evaluates alternative financing sources. Further changes in the commercial capital markets or in the financial stability of its investors and creditors may impact the ability of its investors and creditors to provide additional financing. For these reasons, among others, if the economic conditions stagnate or decline, SSTC’s operating results and financial condition could be adversely affected.

Economic and political conditions may cause fluctuations of the future prices, supply, and demand for oil and gas, which may negatively affect SSTC’s revenues.

Revenues generated from SSTC’s oil and gas production activities in the oil and gas industry will be highly dependent upon the future prices and demand for oil and gas. Factors which may affect prices and demand for oil and gas include, but are not limited to, the worldwide supply of oil and gas; the price of oil and gas produced in the United States or imported from foreign countries; consumer demand for oil and gas; the price and availability of alternative fuels; federal and state regulation; and general, national and worldwide economic political conditions.

Commodity price declines may result in reduced profits.

Commodity prices have a significant impact on the present value of SSTC’s operations. To the extent oil and gas price declines indicate a reduction of the estimated useful life or estimated future cash flows of SSTC’s assets, its assets may be impaired.

Prices and markets for oil and natural gas are unpredictable and tend to fluctuate significantly, which could reduce the value of SSTC’s assets.

Oil and natural gas are commodities whose prices are determined based on world demand, supply, and other factors, all of which are beyond SSTC’s control. World prices for oil and natural gas have fluctuated widely in recent years and saw significant decreases in 2020, but have seen significant increases in 2021 and 2022. SSTC expects that prices will continue to fluctuate in the future. Price fluctuations will have a significant impact on SSTC’s revenue, the return from SSTC’s reserves and on SSTC’s financial condition generally. Price fluctuations for oil and natural gas commodities may also impact the investment market for companies engaged in the oil and gas industry. Decreases in the prices of oil and natural gas may have a material adverse effect on SSTC’s assets and SSTC’s cash flows.

Changes in the regulatory environment could have a material adverse effect on SSTC’s business.

Changes in the regulatory environment could have a material adverse effect on SSTC’s business. SSTC’s exploration, development, production and marketing operations are subject to extensive environmental regulation at the federal, state and local levels including those governing emissions to air, wastewater discharges, hazardous and solid wastes, remediation of contaminated soil and groundwater, protection of surface and groundwater, land reclamation and preservation of natural resources. Under these laws and regulations, SSTC could be held liable for personal injuries, property damage and other damages. Failure to comply with these laws and regulations may also result in the suspension or termination of SSTC’s operations and subject us to administrative, civil, and criminal penalties, including the assessment of natural resource damages. Environmental and other governmental laws and regulations also increase the costs to plan, permit, design, drill, install, operate and abandon oil and natural gas wells and related facilities. Moreover, public interest in environmental protection has increased in recent years, and environmental organizations have opposed, with some success, certain drilling projects, leading to delays, which could have an adverse effect to SSTC’s daily operations.

SSTC intends to drill new wells and re-work existing wells and governmental regulation may limit or otherwise affect the market for wells’ production and the price which may be paid for that production and could adversely affect the SSTC’s drilling operations.

SSTC intends to drill new wells and re-work existing wells. However, the oil and gas business is subject to extensive governmental regulation under which, among other things, rates of production from SSTC’s wells may be fixed. Governmental regulation also may limit or otherwise affect the market for wells’ production and the price which may be paid for the production and could adversely affect the day-to-day drilling operations. The nature and extent of various regulations, the nature of other political developments and their overall effect upon SSTC are not predictable.

Risks Related to the Ownership of SSTC’s Common Stock

SSTC is a public company and an active, liquid, and orderly market for the SSTC Common Stock may not develop, and you may not be able to sell your SSTC Common Stock. The market price of the SSTC Common Stock may be highly volatile, and you may not be able to sell your shares.

The trading price of the SSTC Common Stock is likely to be highly volatile and could be subject to wide fluctuations in price in response to various factors, many of which are beyond SSTC’s control, including:

•        SSTC’s failure to increase the sales of its product or generate revenues in SSTC;

•        unanticipated serious safety concerns related to the use of SSTC’s product and SSTC’s operations;

•        introduction of new products, operations or services offered by SSTC or its competitors;

•        announcements of significant acquisitions, strategic partnerships, joint ventures or capital commitments by its competitors;

•        announcements of technological advancements or innovations in ExaBreath technology and combined company operations;

•        SSTC’s ability to effectively manage growth;

•        the size and growth of SSTC’s target markets;

•        actual or anticipated quarterly variations in SSTC’s or its competitors’ results of operations;

•        failure to meet estimates or recommendations by securities analysts who cover SSTC’s stock;

•        failure to meet SSTC’s own financial estimates;

•        accusations that SSTC has violated a law or regulation;

•        recalls of SSTC’s products or changes in SSTC’s operations;

•        significant litigation, including stockholder litigation or litigation related to intellectual property;

•        SSTC’s cash position;

•        any delay in any regulatory filings for SSTC or future products or operations and any adverse development or perceived adverse development with respect to the applicable regulatory authority’s review of such products and operations;

•        adverse regulatory decisions, including failure to receive regulatory approval or clearance of SSTC’s planned and future products or operations or maintain regulatory approval or clearance for its existing products and operations;

•        changes in laws or regulations applicable to combined company’s products and operations;

•        adverse developments concerning SSTC’s suppliers or distributors;

•        SSTC’s inability to obtain adequate supplies of its product or obtain adequate supplies to maintain and enhance operations or inability to do so at acceptable prices;

•        SSTC’s inability to establish and maintain collaborations if needed;

•        changes in the market valuations of similar companies;

•        overall performance of the equity markets;

•        sales of large blocks of SSTC Common Stock, including sales by SSTC’s executive officers, directors, and significant stockholders;

•        trading volume of SSTC’s Common Stock;

•        additions or departures of key personnel;

•        changes in accounting principles;

•        ineffectiveness of SSTC’s internal controls;

•        general market conditions and other factors, including factors unrelated to SSTC’s operating performance or the operating performance of its competitors; and

•        other events or factors, many of which are beyond SSTC’s control.

In addition, the stock market in general and the market for exploration and production companies in particular have experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. Further, the factors that may materially affect the market price of shares of SSTC Common Stock are beyond SSTC’s control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the industry in which SSTC operates, or sales of shares of SSTC’s Common Stock. These broad market and industry factors may seriously harm the market price of SSTC’s Common Stock, regardless of its operating performance. In the past, following periods of volatility in the market, securities class action litigation has often been instituted against companies. Such litigation, if instituted against SSTC, could result in substantial costs and diversion of management’s attention and resources, which could materially adversely affect its business, financial condition, and results of operations.

If equity research analysts do not publish research or reports, or publish unfavorable research or reports, about SSTC, its business or its market, its stock price and trading volume could decline.

The trading market for SSTC’s Common Stock will be influenced by the research and reports that equity research analysts publish about it and its business. Equity research analysts may elect not to provide research coverage of SSTC’s Common Stock after the completion of the Merger, and such lack of research coverage may adversely affect the market price of the SSTC Common Stock. In the event it does have equity research analyst coverage, SSTC will not have any control over the analysts or the content and opinions included in their reports. The price of SSTC’s Common Stock could decline if one or more equity research analysts downgrade its stock or issue other unfavorable commentary or research. If one or more equity research analysts ceases coverage of SSTC or fails to publish reports on it regularly, demand for the SSTC Common Stock could decrease, which in turn could cause its stock price or trading volume to decline.

Future sales of shares by existing stockholders could cause SSTC’s stock price to decline.

If existing securityholders of SSTC and Verde sell, or indicate an intention to sell, substantial amounts of SSTC’s Common Stock in the public market after legal restrictions on resale discussed in this proxy statement/prospectus lapse, the trading price of the SSTC Common Stock could decline. Based on shares outstanding of SSTC Common Stock as of April 1, 2024 and shares expected to be issued upon completion of the Merger, SSTC is expected to have outstanding a total of approximately 91,376,953 shares of SSTC Common Stock immediately following the completion of the Merger. All other outstanding shares of SSTC Common Stock, other than shares held by affiliates of SSTC, will be freely tradable, without restriction, in the public market. In addition, shares of SSTC Common Stock that are subject to outstanding options of Enliven will become eligible for sale in the public market to the extent permitted by the provisions of various vesting agreements and Rules 144 and 701 under the Securities Act. If these shares are sold, the trading price of SSTC’s Common Stock could decline.

SSTC will have broad discretion in the use of the cash and cash equivalents of SSTC and may invest or spend the proceeds in ways with which you do not agree and in ways that may not increase the value of your investment.

SSTC will have broad discretion over the use of the cash and cash equivalents of SSTC. You may not agree with SSTC’s decisions, and its use of the proceeds may not yield any return on your investment. SSTC’s failure to apply these resources effectively could compromise its ability to pursue its growth strategy and SSTC might not be able to yield a significant return, if any, on its investment of these net proceeds. You will not have the opportunity to influence its decisions on how to use SSTC’s cash resources.

SSTC’s internal control over financial reporting is not currently effective and failure to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on SSTC’s business and share price.

SSTC is required to design and maintain internal controls over financial reporting in a manner that meets the standards of publicly traded companies required by Section 404(a) of the Sarbanes-Oxley Act (“Section 404(a)”). SSTC’s management is required to report on the effectiveness of SSTC’s internal control over financial reporting. The rules governing the standards that must be met for SSTC’s management to assess SSTC’s internal control over financial reporting are complex and require significant documentation, testing and possible remediation.

SSTC’s management assessed the effectiveness of its internal control over financial reporting as of April 30, 2023. SSTC’s management’s assessment of internal control over financial reporting was conducted using the criteria in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In performing the assessment, SSTC’s management concluded that, as of April 30, 2023, SSTC’s internal control over financial reporting was ineffective based on these criteria as, due SSTC’s limited staff, SSTC does not have effective policies and procedures in place to provide adequate, independent oversight over financial reporting, timely preparation and review of accounting records. In addition, SSTC currently does not have sufficient staff to maintain appropriate segregation of duties, as it pertains to application and oversight of internal control processes. SSTC’s management has concluded that, due to such material weakness, SSTC’s internal controls over financial reporting were not effective as of April 30, 2023. SSTC’s management believes that these material weaknesses did not have an effect on SSTC’s financial results. However, SSTC’s management believes that these material weaknesses resulted in ineffective oversight in the establishment and monitoring of required internal controls and procedures, which could result in a material misstatement in SSTC’s financial statements in future periods. SSTC’s management recognizes that its controls and procedures would be substantially improved if SSTC had adequate staffing and an audit committee and as such is actively seeking to remediate this issue.

As the SSTC grows and its operations increase, it is important for management to establish, document and communicate consistent processes over financial reporting to ensure accuracy over financial data and to prevent and detect fraud. In an effort to remediate the identified material weaknesses and other deficiencies and enhance its internal controls, as SSTC grows and operations increase and as sufficient funds become available to it, SSTC plans to increase its personnel resources and technical accounting expertise within the accounting function, including hiring a chief financial officer, to allow for sufficient oversight and segregation of duties consistent with control objectives; and recruit and appoint one or more outside directors to serve on the SSTC Board of Directors, who shall be appointed to an audit committee resulting in a fully functioning audit committee, who will undertake the oversight in the establishment and monitoring of required internal controls and procedures, such as reviewing and approving estimates and assumptions made by management.

Such changes may not, however, be effective in establishing the adequacy of our internal control over financial reporting. If the material weakness is not adequately remedied, or if SSTC identifies further material weaknesses in its internal controls, its failure to establish and maintain effective disclosure controls and procedures and internal control over financial reporting could result in material misstatements in its financial statements and a failure to meet its reporting and financial obligations, each of which could have a material adverse effect on its financial condition and the trading price of the SSTC Common Stock. In addition, investors’ perceptions that our internal control over financial reporting is inadequate or that we are unable to produce accurate financial statements may materially adversely affect the price of our securities.

Future issuances of debt or equity securities, and the issuance of a large number of shares in the Merger, may adversely affect SSTC stockholders.

SSTC’s ability to execute its business strategy depends on SSTC’s access to an appropriate blend of debt financing, which may include secured and unsecured debt, and equity financing, which may include shares of common and preferred stock. The interests of SSTC’s existing stockholders will be diluted when SSTC issues shares to Verde stockholders as part of the Merger. The interests of SSTC’s existing stockholders could be diluted if SSTC issues additional equity securities to finance future loan investments, to repay indebtedness or for other reasons. In addition, if SSTC decides in the future to issue debt or equity securities that rank senior to shares of SSTC Common Stock, it is likely that they will be governed by an indenture or other instrument containing covenants restricting SSTC’s operating flexibility. Also, any convertible or exchangeable securities that SSTC issues in the future may have rights, preferences and privileges more favorable than those of SSTC Common Stock and may result in further dilution to SSTC’s stockholders. SSTC and, indirectly, SSTC’s stockholders, will bear the cost of issuing and servicing such securities. Because SSTC’s decision to issue debt or equity securities in any future offering will depend on market conditions and other factors beyond SSTC’s control, SSTC cannot predict or even estimate the amount, timing or nature of its future capital offerings. Thus, SSTC’s stockholders will bear the risk of SSTC’s future offerings reducing the market price of shares of SSTC Common Stock and diluting the value of their investments.

The SSTC Amended and Restated Articles of Incorporation will generally provide that the courts of the State of Nevada are the exclusive forum for substantially all disputes between SSTC and its stockholders, which could limit its stockholders’ ability to obtain a favorable judicial forum for disputes with SSTC or its directors, officers or other employees.

The SSTC Amended and Restated Articles of Incorporation will provide that, unless SSTC consents in writing to the selection of an alternative forum, the courts of the State of Nevada, is the sole and exclusive forum for the following types of proceedings: (1) any derivative action or proceeding brought on SSTC’s behalf, (2) any action asserting a claim of breach of a fiduciary duty owed by any of SSTC’s directors, officers, employees or stockholders to the company or its stockholders, (3) any action asserting a claim arising pursuant to any provision of the NRS or as to which the NRS confers jurisdiction on the courts of the State of Nevada or (4) any action asserting a claim arising pursuant to any provision of SSTC’s Amended and Restated Articles of Incorporation (in each case, as they may be amended from time to time) or governed by the internal affairs doctrine. This choice of forum provision will not apply to suits brought to enforce a duty or liability created by the Securities Act, the Exchange Act or any other claim for which federal courts have exclusive jurisdiction.

This exclusive forum provision may make it more expensive for stockholders to bring a claim than if the stockholders were permitted to select another jurisdiction and may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with SSTC or its directors, officers or other employees or stockholders, which may discourage such lawsuits against SSTC and its directors, officers and other employees and stockholders. Alternatively, if a court were to find the choice of forum provision contained in SSTC’s restated articles of incorporation to be inapplicable or unenforceable in an action, SSTC may incur additional costs associated with resolving such action in other jurisdictions, which could materially and adversely affect its business, financial condition and results of operations.

Some provisions of the SSTC Amended and Restated Articles of Incorporation may deter takeover attempts, which may inhibit a takeover that stockholders consider favorable and limit the opportunity of SSTC stockholders to sell their shares at a favorable price.

Under the SSTC Amended and Restated Articles of Incorporation, the SSTC Board of Directors will be able to issue additional shares of common or preferred stock without a future stockholder vote. This makes it possible for the SSTC Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to acquire SSTC by means of a merger, tender offer, proxy contest or otherwise, including a transaction in which SSTC stockholders would receive a premium over the market price for their shares and/or any other transaction that might otherwise be deemed to be in their best interests, and thereby protects the continuity of SSTC management and limits an investor’s opportunity to profit by their investment in SSTC. Specifically, if in the due exercise of its fiduciary obligations, the SSTC Board of Directors were to determine that a takeover proposal was not in SSTC’s best interest, shares could be issued by the SSTC Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:

•        diluting the voting or other rights of the proposed acquirer or insurgent stockholder group; or

•        putting a substantial voting block in institutional or other hands that might undertake to support the incumbent SSTC Board of Directors.

After completion of the Merger, Mr. Cox will have the ability to control or significantly influence all matters submitted to SSTC’s stockholders for approval.

Upon the completion of the Merger, it is anticipated that Mr. Cox, who will become SSTC’s President, Chief Executive Officer and Chief Financial Officer and sole director will, in the aggregate, beneficially own 62.52% of the voting power of SSTC’s outstanding shares of capital stock entitled to vote on matters submitted to SSTC’s stockholders. As a result, Mr. Cox will be able to control or significantly influence all matters submitted to SSTC’s stockholders for approval, as well as SSTC’s management and affairs. For example, Mr. Cox will be able to control or significantly influence the election of directors and approval of any merger, consolidation or sale of all or substantially all of SSTC’s assets. This concentration of voting power could delay or prevent an acquisition of SSTC on terms that other stockholders may desire.

Provisions that will be in SSTC’s Amended and Restated Articles of Incorporation, SSTC’s Amended and Restated Bylaw, and certain provisions under Nevada law could make an acquisition of SSTC, which may be beneficial to its stockholders, more difficult and may prevent attempts by its stockholders to replace or remove its management.

Provisions that will be included in SSTC’s articles of incorporation and bylaws may discourage, delay or prevent a merger, acquisition or other change in control of SSTC that stockholders may consider favorable, including transactions in which the SSTC Common Stockholders might otherwise receive a premium price for their shares. These provisions could also limit the price that investors might be willing to pay in the future for shares of SSTC’s Common Stock, thereby depressing the market price of the SSTC Common Stock. In addition, because the SSTC board of directors will be responsible for appointing the members of SSTC’s management team, these provisions may frustrate or prevent any attempts by SSTC’s stockholders to replace or remove its current management by making it more difficult for stockholders to replace members of the SSTC board of directors. Among other things, these provisions:

•        provide that only the SSTC Board of Directors can set the authorized number of directors serving on the SSTC Board of Directors only to the SSTC Board of Directors;

•        provide that stockholders can only remove directors from SSTC Board of Directors for cause;

•        provide that only the SSTC Board of Directors or President can call stockholder meetings;

•        authorize the SSTC Board of Directors to amend the SSTC Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock without stockholder approval;

•        provide that only the SSTC Board of Directors can fill vacancies on the SSTC Board of Directors; and

•        authorize the SSTC Board of Directors to issue preferred stock without stockholder approval, which could be used to institute a “poison pill” that would work to dilute the stock ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the SSTC Board of Directors.

SSTC’s rights and the rights of SSTC’s stockholders to take action against SSTC’s directors and officers are limited.

SSTC’s Amended and Restated Articles of Incorporation will provide that to the maximum extent permitted by Nevada law in effect from time to time to limit the liability of directors and officers of a corporation, no present or former director or officer of SSTC shall be liable to SSTC or to any stockholder for money damages.

SSTC’s Amended and Restated Articles of Incorporation will also require SSTC to indemnify, to the maximum extent permitted by Nevada law, any present or former director or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in these and certain other capacities. In addition, SSTC may be obligated to pay or reimburse the expenses incurred by its present and former directors and officers without requiring a preliminary determination of their ultimate entitlement to indemnification.

As a result, SSTC and its stockholders may have more limited rights against its present and former directors and officers than might otherwise exist absent the provisions in SSTC’s Amended and Restated Articles of Incorporation or that might exist with other companies, which could limit SSTC’s stockholders’ recourse in the event of actions not in their best interest.

General Risk Factors

SSTC is an emerging growth company, and it cannot be certain if the reduced reporting requirements applicable to emerging growth companies will make the SSTC Common Stock less attractive to investors.

SSTC are an emerging growth company, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For as long as SSTC continues to be an emerging growth company, it may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in this annual report and SSTC’s periodic reports and proxy statements and exemptions from the requirements of holding non-binding advisory votes on executive compensation and stockholder approval of any golden parachute payments not previously approved. SSTC could be an emerging growth company for up to five years following the year in which it became a public company, although circumstances could cause it to lose that status earlier. SSTC will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the completion of SSTC’s public offering, (b) in which it has total annual gross revenue of at least $1.07 billion or (c) in which it is deemed to be a large accelerated filer, which requires the market value of SSTC Common Stock that is held by non-affiliates to exceed $700.0 million as of the prior June 30th, and (ii) the date on which it has issued more than $1.0 billion in non-convertible debt during the prior three-year period.

SSTC incurs significant increased costs as a result of operating as a public company, and its management is required to devote substantial time to compliance initiatives.

As a public company, SSTC incurs significant legal, accounting, and other expenses that it did not incur as a private company. SSTC is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require, among other things, that it files with the SEC, annual, quarterly, and current reports with respect to its business and financial condition. In addition, the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as well as rules subsequently adopted by the SEC to implement provisions of the Sarbanes-Oxley Act, impose significant requirements on public companies, including requiring that it evaluate and determine the effectiveness of its internal control over financial reporting, which began with SSTC’s annual report for the year ending April 30, 2019. Further, in July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was enacted. There are significant corporate governance and executive compensation related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Emerging growth companies are permitted to implement many of these requirements over a longer period and up to five years after we became a public company. SSTC intends to take advantage of this legislation but cannot guarantee that it will not be required to implement these requirements sooner than anticipated or planned and thereby incur unexpected expenses. Stockholder activism, the current political environment and the current high level of government intervention and regulatory reform may lead to substantial new regulations and disclosure obligations, which may lead to additional compliance costs and impact the manner in which it operates its business in ways SSTC cannot currently anticipate.

SSTC expects the rules and regulations applicable to public companies to substantially increase its legal and financial compliance costs and to make some activities more time-consuming and costly. If these requirements divert the attention of SSTC’s management and personnel from other business concerns, it could have a material adverse effect on its business, financial condition, and results of operations. The increased costs will decrease its net income or increase its net loss and may require it to reduce costs in other areas of its business or increase the prices of SSTC’s products or services. For example, SSTC expects these rules and regulations to make it more difficult and more expensive for it to obtain director and officer liability insurance, and it may be required to incur substantial costs to maintain the same or similar coverage. SSTC cannot predict or estimate the amount or timing of additional costs it may incur to respond to these requirements. The impact of these requirements could also make it more difficult for it to attract and retain qualified persons to serve on the SSTC Board of Directors, its board committees, or as executive officers.

If SSTC has material weaknesses in its internal control over financial reporting, it may not detect errors on a timely basis and its financial statements may be materially misstated. SSTC is in the process of designing and implementing its internal control over financial reporting in which the process will be time-consuming, costly, and complicated. Until such time as it is no longer an “emerging growth company,” its auditors will not be required to attest as to its internal control over financial reporting. If SSTC identifies material weaknesses in its internal control over financial reporting, if it is unable to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, if it is unable to assert that its internal control over financial reporting is effective or, once required, if its independent registered public accounting firm is unable to attest that its internal control over financial reporting is effective, investors may lose confidence in the accuracy and completeness of its financial reports and the market price of the SSTC Common Stock could decrease. SSTC could also become subject to stockholder or other third-party litigation, as well as investigations by any stock exchange on which SSTC’s securities may trade, the SEC or other regulatory authorities, which could require additional financial and management resources and could result in fines, trading suspensions or other remedies.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including information included or incorporated by reference in this joint proxy statement/prospectus, contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions are forward-looking statements and any statements regarding the benefits of SSTC’s or Verde’s future financial condition, results of operations and business are also forward-looking statements. Without limiting the generality of the preceding sentence, certain statements contained in this joint proxy statement/prospectus in the sections “The Merger — Background of the Merger” beginning on page 72 and “The Merger — Recommendation of the Verde Board of Directors and Its Reasons for the Merger and the Other Transactions” beginning on page 75 of this joint proxy statement/prospectus constitute forward-looking statements. These forward-looking statements are based upon SSTC’s and Verde’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond SSTC’s and Verde’s control. These include the factors described above in “Risk Factors,” as well as:

•        the factors referenced in this joint proxy statement/prospectus, including those set forth under the section titled “Risk Factors”;

•        the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure to satisfy the closing conditions;

•        the fact that, following the Merger, SSTC intends to shift the focus of its business from a medical device industry to the oil, gas and mineral industries, which SSTC will expose SSTC and its stockholders to new risks related to doing business in the oil, gas and mineral industries;

•        the fact that SSTC and Verde each have a limited operating history;

•        the fact that SSTC and Verde have experienced net losses since inception and, following the Merger, SSTC may experience additional losses;

•        each company’s expectations that SSTC’s stockholders and Verde’s stockholders will benefit from the Merger;

•        SSTC’s and Verde’s ability to consummate the Merger and realize the anticipated benefits of the Merger;

•        the likelihood that SSTC and Verde will complete the Merger;

•        the risk that the anticipated benefits from the Merger may not be realized or may take longer to realize than expected, including as a result of the failure to obtain the required approval of the Verde stockholders;

•        unexpected costs or unexpected liabilities that may arise from the Merger, whether or not completed;

•        the unaudited pro forma condensed combined financial data of SSTC included in this joint proxy statement/ prospectus is preliminary, and the combined company’s actual financial position and operations after the Merger may differ materially from the unaudited pro forma financial data included in this joint proxy statement/prospectus;

•        the impact of epidemics, pandemics or outbreaks of an illness, disease or virus on SSTC’s and Verde’s business, including lockdowns and similar mandates;

•        changes in the debt or equity markets, the general economy or the oil, gas and mineral industries as a result of market events or otherwise, including economic trends impacting parking facilities;

•        the availability of capital and debt financing generally and any failure to obtain debt financing on favorable terms, or at all, or a failure to satisfy the conditions, covenants and requirements of that debt;

•        changes in interest rates;

•        limitations on SSTC’s ability to raise additional capital at reasonable costs to repay its debt;

•        changes in the security of cash flows of SSTC;

•        actual and potential conflicts of interest with SSTC’s executive officers, directors and their affiliates and other related persons;

•        changes in environmental laws or in their interpretation or enforcement as a result of climate change or otherwise; and

•        other legislative and regulatory changes, including changes to the IRC and related rules, regulations and interpretations.

The foregoing list of factors is not exhaustive. All subsequent written and oral forward-looking statements concerning SSTC, Verde and the Merger or other matters attributable to SSTC or Verde or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Neither SSTC nor Verde undertakes any obligation to update publicly any of these forward-looking statements to reflect events or circumstances that may arise after the date of this joint proxy statement/prospectus. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. You should not place undue reliance on SSTC’s and Verde’s forward-looking statements.

All forward-looking statements, expressed or implied, included in this joint proxy statement/prospectus are expressly qualified in their entirety by this cautionary statement, as well as any cautionary statements included elsewhere in this joint proxy statement/prospectus, including in documents incorporated herein. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that SSTC, Verde or persons acting on behalf of either SSTC’s and Verde’s may issue.

Except as otherwise required by law, SSTC and Verde do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

DESCRIPTION OF SSTC SECURITIES

The following summarizes the material terms of SSTC securities as will be set forth in the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws, which will govern the rights of holders of SSTC securities if the SSTC Articles of Incorporation A&R Proposal and Merger Proposal are each approved and the Merger is thereafter completed. Copies of the forms of the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws are attached as Annex B and Annex C, respectively, to this joint proxy statement/prospectus. Effective immediately prior to the Effective Time and assuming the approval of the SSTC Articles of Incorporation A&R Proposal and Merger Proposal, the SSTC Board of Directors has designated and authorized the issuance of the SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, the terms of which are set forth in Certificates of Designations. Copies of the forms of the Certificates of Designations for the SSTC Class A Preferred Stock and SSTC Class B Preferred Stock are attached as Annex D and Annex E, respectively, to this joint proxy statement/prospectus. While we believe that the following description covers the material terms of the SSTC securities, it may not contain all of the information that is important to you. We encourage you to read carefully this entire document, the forms of SSTC Amended and Restated Articles of Incorporation, SSTC Amended and Restated Bylaws and Certificates of Designations and the other documents we refer to for a more complete understanding of the SSTC securities following the Merger.

General

The SSTC Amended and Restated Articles of Incorporation will provide that SSTC may issue up to 2,000,000,000 shares of capital stock, consisting of up to 1,850,000,000 shares of SSTC Common Stock and up to 150,000,000 shares of preferred stock, par value $0.001 per share. Prior to the Merger and subject to the approval of the SSTC A&R Proposal and Merger Proposal, the SSTC Board of Directors has designated and authorized the issuance of up to 2,000 shares of SSTC Class A Preferred Stock and 10,000 shares of SSTC Class B Preferred Stock. The SSTC Amended and Restated Articles of Incorporation allows the SSTC Board of Directors at any time, and from time to time, without stockholder approval, to amend the SSTC Amended and Restated Articles of Incorporation to increase or decrease the aggregate number of shares or shares of any class capital stock that SSTC has authority to issue. In addition, the SSTC Board of Directors is authorized to issue additional shares of SSTC Common Stock or preferred stock and to classify or reclassify unissued preferred stock and thereafter to issue the classified or reclassified shares without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which SSTC’s securities may be listed or traded. Although SSTC has no present intention of doing so, SSTC could issue a class or series of shares of stock that could delay, deter or prevent a transaction or a change in control that might involve a premium price for holders of shares of SSTC Common Stock or might otherwise be in their best interests. The powers (including voting powers), designations, preferences, and relative, participating, optional and other special rights of each series of preferred stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The SSTC Board of Directors will be authorized, subject to limitations prescribed by applicable law and without further SSTC stockholder approval, to increase the number of authorized shares of capital stock.

Following the Merger and the other Transactions, (i) 91,376,953 shares of SSTC Common Stock will be issued and outstanding assuming the issuance by SSTC of 6,917,770 shares of SSTC Common Stock in the Merger and the other Transactions, (ii) 1,664 shares of SSTC Class A Preferred Stock will be issued and outstanding, (iii) 5,345 shares of SSTC Class B Preferred Stock will be issued and outstanding.

Common Stock

The holders of SSTC Common Stock will be entitled to one vote per share. In addition, the holders of SSTC Common Stock will be entitled to receive pro rata dividends, if any, declared by the SSTC Board of Directors out of legally available funds; however, the current policy of the SSTC Board of Directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of SSTC Common Stock are entitled to share ratably in all assets that are legally available for distribution. The holders of SSTC Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of SSTC Common Stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the SSTC Board of Directors and issued in the future.

Preferred Stock

Following the Merger and the other Transactions, there will be 1,664 shares of SSTC Class A Preferred Stock and 5,345 shares of SSTC Class B Preferred Stock outstanding.

SSTC Class A Preferred Stock

Voting Rights.    Each share of SSTC Class A Preferred Stock will be entitled to 100,000 votes per share and have the right to vote on all matters submitted to a vote of stockholders of SSTC, and will vote together with the SSTC Common Stock, as a single class.

Dividends.    When and as any dividend or distribution is declared or paid by SSTC to holders of SSTC Common Stock, whether payable in cash, property, securities or rights to acquire securities, the SSTC Class A Preferred Stock holders will be entitled to participate with the holders of SSTC Common Stock in such dividend or distribution. At the time such dividend or distribution is payable to holders of SSTC Common Stock, SSTC will pay to each holder of SSTC Class A Preferred Stock such holder’s share of such dividend or distribution equal to the amount of the dividend or distribution per share of SSTC Common Stock payable at such time multiplied by the number of shares of SSTC Common Stock the shares of SSTC Class A Preferred Stock held by such holder are convertible into.

Liquidation.    In the event of liquidation, dissolution or winding up of SSTC, either voluntary or involuntary, the holders of the SSTC Class A Preferred Stock entitled, by reasons of their ownership of SSTC Class A Preferred Stock, to receive the preferential amount, prior and in preference to any distribution of any of the assets of SSTC to the holders of SSTC Class A Preferred Stock and SSTC Common Stock, shall be paid such preferential amount prior to any distribution of assets of SSTC to the holders of such SSTC Class A Preferred Stock and SSTC Common Stock.

Conversion Rights.    Subject to adjustments, each share of SSTC Class A Preferred Stock will be convertible, at the option of the holder thereof, at any time after the date of issuance of such share into one share of fully paid and non-assessable share of SSTC Common Stock.

SSTC Class B Preferred Stock

Voting Rights.    The shares of SSTC Class B Preferred Stock will be entitled to vote together with the SSTC Common Stock on an as-converted basis and have the right to vote on all matters submitted to a vote of stockholders of SSTC.

Dividends.    Each share of SSTC Class B Preferred Stock will be entitled to receive and SSTC must pay, cumulative dividends of ten percent (10%) per annum, payable quarterly, beginning on the date of the first issuance of any share of SSTC Class B Preferred Stock regardless of the number of transfer of any particular shares of SSTC Class B Preferred Stock and regardless of the number of certificates which may be issued to evidence such SSTC Class B Preferred Stock, and ending on the date that such share of SSTC Class B Preferred Stock has been converted or redeemed.

Liquidation.    In the event of liquidation, dissolution or winding up of SSTC, either voluntary or involuntary, the holders of the SSTC Class B Preferred Stock entitled, by reasons of their ownership of SSTC Class B Preferred Stock, to receive out of the assets, whether capital or surplus of SSTC, an amount equal to the stated value as stated in the certificate of designation, plus any accrued and unpaid dividends any other fees or liquidated damages due, for each share of SSTC Class B Preferred Stock owned before any distribution or payment is made to the holders of SSTC Common Stock.

Conversion Rights.    The shares of SSTC Class B Preferred Stock will be convertible by dividing $1,200 by the conversion price, and such conversion price is the amount equal to the lower of $0.75 and 100% of the lowest volume-weighted average price (“VWAP”) of the shares of SSTC Common Stock during the fifteen (15) trading days immediately preceding, but not including, the date that such holder elects to convert in accordance with the terms of the certificate of designations for the SSTC Class B Preferred Stock.

SSTC Warrants

On January 27, 2022, Verde issued common stock purchase warrants (the “Verde Warrants”) to purchase up to a total of 63,157,895 shares of Verde Common Stock. Pursuant to the Merger Agreement, all Verde Warrants issued and outstanding at the Effective Time shall be treated as contemplated in the Verde Warrant by and between Verde and the Verde Warrant holder. The Verde Warrants fundamental transaction provision contemplates that if at any time while the Verde Warrant is outstanding, Verde effect any merger or consolidation (a “Fundamental Transaction”) then the holders of the Verde Warrant shall have certain rights as more fully described in the in the section titled “Assumption of the Verde Warrants” beginning on page 79 of this joint proxy statement/prospectus. At the Effective Time, SSTC will issue to the holder of the Verde Warrants, common stock purchase warrants (the “SSTC Warrants”) to purchase up to 210,526 shares of SSTC Common Stock at an exercise price of $0.75 per share. The SSTC Warrants will be subject to a beneficial ownership limitation of 4.99% of the number of shares of SSTC Common Stock outstanding immediately after giving effect to the issuance of shares of SSTC Common Stock issuable upon exercise of the SSTC Warrant.

Voting Rights.    The SSTC Warrants will not entitle the holder to any voting rights, dividends or other rights as a stockholder prior to exercise.

Transferability.    Subject to compliance with any applicable securities laws and the conditions set forth in SSTC Warrant, the SSTC Warrant and all rights (including, without limitation, any registration rights) will be transferable, in whole or in part.

Expiration Date.    The SSTC Warrants will expire on January 27, 2027.

Beneficial Ownership Limitation.    The beneficial ownership limitation shall be 4.99% of the number of shares of the SSTC Common Stock outstanding immediately after giving effect to the issuance of shares of SSTC Common Stock issuable upon exercise of the SSTC Warrant. The holder of the SSTC Warrant, upon notice to SSTC, may increase or decrease the beneficial ownership limitation provision in the SSTC Warrant, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the SSTC Common Stock outstanding immediately after giving effect to the issuance of shares of SSTC Common Stock upon exercise of the SSTC Warrant held by the holder of the SSTC Warrant and the provisions of the SSTC Warrant shall continue to apply.

Stock Dividends, Splits and Reclassifications.    If SSTC, at any time while the SSTC Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of SSTC Common Stock or any other equity or equity equivalent securities payable in shares of SSTC Common Stock (which, for avoidance of doubt, shall not include any shares of SSTC Common Stock issued by SSTC upon exercise of the SSTC Warrant), (ii) subdivides outstanding shares of SSTC Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of SSTC Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of SSTC Common Stock any shares of capital stock of SSTC, then in each case the exercise price shall be multiplied by a fraction of which the numerator shall be the number of shares of SSTC Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of SSTC Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of the SSTC Warrant shall be proportionately adjusted such that the aggregate exercise price of the SSTC Warrant shall remain unchanged.

Subsequent Equity Offerings.    If SSTC or any subsidiary thereof, as applicable, at any time while the SSTC Warrant is outstanding shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any SSTC Common Stock or SSTC Common Stock equivalents, at an effective price per share less than the exercise price then in effect, the number of shares issuable upon the exercise of the SSTC Warrant will be adjusted in accordance with the terms in set forth in the SSTC Warrant.

Subsequent Rights Offerings.    If at any time SSTC grants, issues or sells any SSTC Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to all record holders of any class of shares of SSTC Common Stock, the number of shares issuable upon the exercise of the SSTC Warrant will be adjusted in accordance with the terms set forth in the SSTC Warrant.

Fundamental Transaction.    In the event of a Fundamental Transaction, as described in the SSTC Warrants, and generally including mergers and consolidations, the SSTC Warrant holder shall have the right to receive, for each share of SSTC Common Stock the SSTC Warrant was exercisable into immediately prior to the occurrence of the Fundamental Transaction, at the option of the holder of the SSTC Warrant, a number of shares of SSTC Common Stock receivable as a result of the Fundamental Transaction.

Listing and Stock Symbol

The SSTC Common Stock is listed on the OTCQB under the symbol of “SSTC”. SSTC does not intend to list the SSTC Class A Preferred Stock or SSTC Class B Preferred Stock on any securities exchange.

Transfer Agent and Registrar

The transfer agent and registrar for the SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York, New York 11598.

CERTAIN PROVISIONS OF NEVADA LAW AND OF THE SSTC AMENDED AND RESTATED ARTICLES OF INCORPORATION AND SSTC AMENDED AND RESTATED BYLAWS

The following summary of certain provisions of Nevada law and of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws, to be in effect as of the Effective Time, does not purport to be complete and is subject to and qualified in its entirety by reference to Nevada law and the forms of SSTC Amended and Restated Articles of Incorporation, the SSTC Amended and Restated Bylaws and Certificates of Designations for the SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, which are attached as Annex B, Annex C, Annex D and Annex E, respectively, to this joint proxy statement/prospectus. The provisions of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws discussed in this joint proxy statement/prospectus, unless the context provides otherwise, are referring to the provisions of the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws to be in effect as of the Effective Time.

Authorized and Outstanding Capital Stock

The SSTC Amended and Restated Articles of Incorporation will provide that SSTC may issue up to 2,000,000,000 shares of capital stock, consisting of up to 1,850,000,000 shares of SSTC Common Stock and up to 150,000,000 shares of preferred stock, par value $0.001 per share. Prior to the Merger and subject to the approval of the SSTC A&R Proposal and Merger Proposal, the SSTC Board of Directors has designated and authorized the issuance of up to 2,000 shares of SSTC Class A Preferred Stock and 10,000 shares of SSTC Class B Preferred Stock.

Common Stock

The holders of SSTC Common Stock will be entitled to one vote per share. In addition, the holders of SSTC Common Stock will be entitled to receive pro rata dividends, if any, declared by the SSTC Board of Directors out of legally available funds; however, the current policy of the SSTC Board of Directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of SSTC Common Stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of SSTC Common Stock will have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of SSTC Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the SSTC Board of Directors and issued in the future.

Preferred Stock

The SSTC Amended and Restated Articles of Incorporation will authorize up to 150,000,000 shares of preferred stock, par value $0.001 per share. Shares of preferred stock may be issued from time to time in one or more series. Under the SSTC Amended and Restated Articles of Incorporation, the SSTC Board of Directors will be authorized to issue such series of shares of preferred stock without stockholder approval.

SSTC Class A Preferred Stock

The holders of shares of SSTC Class A Preferred Stock will be entitled to receive dividends equal to the amount of the dividend or distribution per share of SSTC Common Stock payable multiplied by the number of shares of SSTC Common Stock the shares of SSTC Class A Preferred Stock held by such holder are convertible into. Shares of SSTC Class A Preferred Stock will be convertible at a factor of one share of SSTC Class A Preferred Stock for one share of SSTC Common Stock. Each holder of SSTC Class A Preferred Stock will be entitled to cast 100,000 votes for every one share of SSTC Class A Preferred Stock held.

SSTC Class B Preferred Stock

Each share of SSTC Class B Preferred Stock will be entitled to receive and SSTC must pay, cumulative dividends of ten percent (10%) per annum, payable quarterly, beginning on the date of the first issuance of any share of SSTC Class B Preferred Stock regardless of the number of transfer of any particular shares of SSTC Class B Preferred Stock and regardless of the number of certificates which may be issued to evidence such SSTC Class B Preferred Stock, and ending on the date that such share of SSTC Class B Preferred Stock has been converted or redeemed. The shares of SSTC Class B Preferred Stock will be convertible into shares of SSTC Common Stock by dividing $1,200 by the conversion price, and such conversion price will be the amount equal to the lower of

$0.75 and 100% of the lowest VWAP of the shares of SSTC Common Stock during the fifteen (15) trading days immediately preceding, but not including, the date that such holder elects to convert in accordance with the terms of the certificate of designation for the SSTC Class B Preferred Stock. Each holder of SSTC Class B Preferred Stock will be entitled to vote with all holders of SSTC Common Stock on an as converted basis.

Anti-Takeover Effects of Nevada Law and our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws

The SSTC Amended and Restated Articles of Incorporation, SSTC Amended and Restated Bylaws and the Nevada Revised Statutes contain provisions that could delay or make more difficult an acquisition of control of SSTC not approved by the SSTC Board of Directors, whether by means of a tender offer, open market purchases, proxy contests or otherwise. These provisions have been implemented to enable SSTC to develop our business in a manner that will foster our long-term growth without disruption caused by the threat of a takeover not deemed by the SSTC Board of Directors to be in the best interest of the company and its stockholders. These provisions could have the effect of discouraging third parties from making proposals involving an acquisition or change of control of the company even if such a proposal, if made, might be considered desirable by a majority of its stockholders. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of the current management without the concurrence of the SSTC Board of Directors.

Set forth below is a description of the provisions contained in the SSTC Amended and Restated Articles of Incorporation, SSTC Amended and Restated Bylaws and Nevada Revised Statutes that could impede or delay an acquisition of control of the company that the SSTC Board of Directors has not approved. This description is intended as a summary only and is qualified in its entirety by reference to the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws, forms of which are attached as Annex B and Annex C, respectively, to this joint proxy statement/prospectus.

Power to Increase Authorized Shares and Classify, Reclassify and Issue Additional Shares

To permit SSTC increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise, the SSTC Amended and Restated Articles of Incorporation will allow the SSTC Board of Directors at any time, and from time to time, without stockholder approval, to amend the SSTC Amended and Restated Articles of Incorporation to increase or decrease the aggregate number of shares or shares of any class capital stock that SSTC has authority to issue. In addition, the SSTC Board of Directors will be authorized to issue additional shares of SSTC Common Stock or preferred stock and to classify or reclassify unissued preferred stock and thereafter to issue the classified or reclassified shares without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which SSTC’s securities may be listed or traded. Although SSTC has no present intention of doing so, SSTC could issue a class or series of shares of stock that could delay, deter or prevent a transaction or a change in control that might involve a premium price for holders of shares of SSTC Common Stock or might otherwise be in their best interests. As noted above, holders of shares of SSTC Common Stock will not have preemptive rights, which means they will have no right to acquire any additional shares that SSTC may issue at a subsequent date.

Authorized But Unissued Preferred Stock

After the Merger, SSTC will be authorized to issue a total of 150,000,000 shares of preferred stock. The SSTC Amended and Restated Articles of Incorporation provide that the SSTC Board of Directors may issue preferred stock by resolutions, without any action of the stockholders. In the event of a hostile takeover, the SSTC Board of Directors could potentially use this preferred stock to preserve control.

Filling Vacancies

The SSTC Amended and Restated Articles of Incorporation will provide that vacancies on the SSTC Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified.

Removal of Directors

The provisions of the SSTC Amended and Restated Articles of Incorporation may make it difficult for SSTC’s stockholders to remove one or more of its directors. Nevada law and the SSTC Amended and Restated Articles of Incorporation provide that the entire SSTC Board of Directors, or any individual director, may be removed from office only for cause and by vote of the holders of capital stock representing not less than 75% of all of the votes entitled to be cast for the election of such director or with or without cause by the affirmative vote of 75% of the remaining members of the SSTC Board of Directors. Under Nevada law, whenever the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, removal of any such director requires only two-thirds of the holders of that class or series, and not the votes of the outstanding shares as a whole.

No Cumulative Voting

The SSTC Amended and Restated Articles of Incorporation will not provide the right to cumulate votes in the election of directors. This provision means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Non-cumulative voting makes it more difficult for an insurgent minority stockholder to elect a person to the Board of Directors.

Stockholder Proposals

Except to the extent required under applicable laws, SSTC will not be required to include on its proxy card, or describe in its proxy statement, any information relating to any stockholder proposal and disseminated in connection with any meeting of stockholders.

Amendments to Articles of Incorporation and Bylaws

The SSTC Amended and Restated Articles of Incorporation will give the SSTC Board of Directors the sole power to adopt, amend or repeal the SSTC Amended and Restated Bylaws of SSTC. Amendments to the SSTC Amended and Restated Articles of Incorporation must first be approved by 60% of the SSTC Board of Directors then in office and then shall be valid only if approved by, if stockholder approval is required by Nevada law; (a) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, or (b) if Nevada law permits the effectiveness of a vote described in the relevant clause of the SSTC Amended and Restated Articles of Incorporation (c), the affirmative vote of a majority of all of the votes cast on the matter.

Nevada Statutory Provisions

SSTC is subject to Sections 78.378 through 78.379, inclusive, of the NRS (the “Nevada Control Share Statute”), pertaining to the acquisition of controlling interests, apply to “issuing corporations” that are Nevada corporations doing business, directly or through an affiliate, in Nevada and having at least 200 stockholders of record, including at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation. Under those provisions, any person who acquires a controlling interest in a corporation may not exercise voting rights of any “control shares” unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. The statute applies to acquisition of a “controlling interest” in ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. “Control shares” also include shares acquired by persons acting in association with an acquiring person and those acquired within 90 days immediately preceding the date of the acquisition triggering the statute. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares pursuant to the Nevada dissenter’s rights statute.

The Nevada Control Share Statute does not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. Therefore, the board of directors of a Nevada corporation usually may unilaterally avoid the imposition of burdens imposed by the control share statute by amending the bylaws of the corporation in connection with a transaction. A Nevada corporation may impose stricter requirements if it so desires. SSTC has not opted out of the provisions of the Nevada Control Share Statute in the SSTC Amended and Restated Articles of Incorporation as currently in effect.

THE SSTC SPECIAL MEETING

Date, Time and Place

The SSTC special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 10:00 a.m., Eastern Time.

Purpose of the SSTC Special Meeting

At the SSTC special meeting, SSTC stockholders will be asked to consider and vote upon the following matters:

•        the Articles of Incorporation A&R Proposal;

•        the Name Change Proposal; and

•        the SSTC Adjournment Proposal.

Recommendation of the SSTC Board of Directors

After careful consideration, on December 11, 2023, the SSTC Board of Directors deemed it advisable and in the best interests of SSTC to approve and adopt the Merger Agreement. On February 8, 2024, the SSTC Board of Directors unanimously approved an amendment to the Merger Agreement (the “Merger Agreement Amendment”) to, among other things, extend the termination date of the Merger Agreement to June 30, 2024. On April 5, 2024, the SSTC Board of Directors unanimously approved the forms of the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws and the Name Change and recommended to the stockholders of SSTC that they approve the SSTC Amended and Restated Articles of Incorporation and Name Change. The SSTC Board of Directors deemed it advisable and in the best interests of SSTC to approve the SSTC Amended and Restated Articles of Incorporation and Name Change and unanimously recommends that SSTC stockholders vote “FOR” each Articles of Incorporation Amendment Proposal and “FOR” the SSTC Adjournment Proposal.

In connection with the Merger and the other Transactions contemplated by the Merger Agreement, the SSTC Board of Directors specifically considered, among other things: (1) the anticipated effect of the Merger on existing SSTC stockholders; (2) the risk that a different strategic alternative, such as continuing as an independent publicly-registered company, could be more beneficial to SSTC stockholders than the Merger; and (3) the fact that certain of SSTC’s and Verde’s executive officers and directors may have interests in the Merger that are different from, or in addition to the interests of SSTC stockholders which could create potential conflicts of interest or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation. For a list of the material factors considered by the SSTC Board of Directors in reaching its decision to approve the Merger Agreement, see “The Merger — Recommendation of the SSTC Board of Directors and Its Reasons for the Merger and the Other Transactions” beginning on page 73 of this joint proxy statement/prospectus.

Record Date; Shares Entitled to Vote

The SSTC Board of Directors has fixed the close of business on April 1, 2024 as the SSTC Record Date. Only holders of record of shares of SSTC Common Stock at the close of business on the SSTC Record Date are entitled to receive notice of, and to vote at, the SSTC special meeting. As of the SSTC Record Date, there were 56,349,183 shares of SSTC Common Stock issued and outstanding and entitled to vote at the SSTC special meeting, held by approximately 61 holders of record.

Each share of SSTC Common Stock is entitled to one vote on each Articles of Incorporation Amendment Proposal and the SSTC Adjournment Proposal.

As of the SSTC Record Date, no shares of SSTC Common Stock outstanding were beneficially owned by SSTC’s current executive officers and directors.

Quorum

At the SSTC special meeting, the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in the name of a broker, bank or other nominee, the broker, bank or other nominee lacks discretionary authority to vote the shares and the broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares.

Required Vote

The approval of each Articles of Incorporation Amendment Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date at the SSTC special meeting on such proposal. The approval of the SSTC Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date at the SSTC special meeting on such proposal.

Abstentions and Broker Non-Votes

If you are a SSTC stockholder and you fail to instruct your broker, bank or other nominee on how to vote your shares of SSTC Common Stock, your broker, bank or other nominee may not vote your shares on any of the proposals. This will have the same effect as a vote against the Articles of Incorporation Amendment Proposals. This will have no effect on the SSTC Adjournment Proposal.

If you are a SSTC stockholder and fail to vote, it will have the same effect as a vote against the Articles of Incorporation Amendment Proposals, assuming a quorum is present. If you are a SSTC stockholder and abstain from voting, it will have the same effect as a vote against the Articles of Incorporation Amendment Proposals. This will have no effect on the Verde Adjournment Proposal.

Shares Held in Street Name

If SSTC stockholders hold shares of SSTC Common Stock in an account of a broker, bank or other nominee and they wish to vote such SSTC Common Stock, they must return their voting instructions to the broker, bank or other nominee using the voting instruction form included with this joint proxy statement/prospectus.

Shares of SSTC Common Stock held by broker, bank or other nominee will not be voted unless such stockholders instruct such broker, bank or other nominee how to vote.

Voting of Proxies

A proxy card is enclosed. Please sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also vote your shares by telephone or through the internet. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Information and applicable deadlines for voting proxies by telephone or through the internet are set forth on the enclosed proxy card. When the accompanying proxy is returned properly executed, the shares of SSTC Common Stock represented by it will be voted at the SSTC special meeting or any adjournment or postponement thereof in accordance with the instructions contained in the proxy.

If a proxy is signed and returned without an indication as to how the shares of SSTC Common Stock represented by the proxy are to be voted with regard to a particular proposal, the shares of SSTC Common Stock represented by the proxy will be voted in favor of each such proposal. At the date hereof, SSTC’s management has no knowledge of any business that will be presented for consideration at the SSTC special meeting and which would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in the accompanying Notice of Special Meeting of SSTC Stockholders. In accordance with SSTC’s Bylaws and the NRS, business transacted at the SSTC special meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the SSTC special meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their discretion on such matter.

Your vote is important. Please sign and return the enclosed proxy card or authorize a proxy to vote your shares by telephone or through the internet.

Revocability of Proxies or Voting Instructions

You can change your vote or revoke your proxy at any time before your proxy is exercised at the SSTC special meeting. You can do this in one of the following ways if you own your shares of record:

•        you may revoke a previously authorized proxy at any time before it is exercised by delivering to our corporate secretary a notice of revocation;

•        you can grant a new, valid proxy bearing a later date by internet or by telephone or by signing and returning a later dated proxy card; or

•        you can attend the SSTC special meeting and vote electronically, which will automatically cancel any proxy previously given, or you may revoke your proxy at the SSTC special meeting, but your attendance alone will not revoke any proxy that you have previously given.

If you are a record holder and choose either of the first two methods above, you must submit your notice of revocation or your new proxy to the secretary of SSTC no later than the beginning of the SSTC special meeting.

If your shares of SSTC Common Stock are held by a broker, bank or other nominee, you must follow the instructions provided by the broker, bank or other nominee on how to change your instructions or change your vote.

Tabulation of the Vote

SSTC will appoint an Inspector of Elections for the SSTC special meeting to tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

SSTC will pay the cost of soliciting proxies. Proxies will be solicited, without additional compensation, by SSTC’s executive officers, directors and employees by mail, telephone, or other electronic means or in person.

SSTC will request brokers, banks or other nominees to forward proxy materials to the beneficial owners of SSTC Common Stock and to obtain their voting instructions. In accordance with the regulations of the SEC and the Nasdaq Stock Market LLC (“Nasdaq”), SSTC will reimburse those firms for their expenses incurred in forwarding proxy materials to beneficial owners of SSTC Common Stock.

Any questions about the Articles of Incorporation Amendment Proposals, requests for additional copies of documents or assistance authorizing a proxy or voting your shares of SSTC Common Stock may be directed to the following address:

SensaSure Technologies Inc.
4730 S. Fort Apache Rd.
Suite 300
Las Vegas, Nevada 89147
(347) 325-4677
Attn.: Secretary
info@pcgadvisory.com

You can also contact Broadridge Financial Solutions, Inc. to request additional copies of this joint proxy statement/prospectus or the enclosed proxy card or voting instruction form, as applicable, at: (800) 579-1639.

If you are a SSTC stockholder and would like to request documents, please do so by May 2, 2024, to receive them before the SSTC special meeting.

SSTC PROPOSALS

Proposal 1: The Articles of Incorporation A&R Proposal

SSTC stockholders are being asked to approve the Articles of Incorporation A&R Proposal. SSTC is proposing to amend and restate the current SSTC articles of incorporation, as amended, to, among other modifications, (a) increase the number of shares of capital stock which SSTC is authorized to issue to 2,000,000,000 shares, (b) authorize the issuance of up to 150,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the SSTC Board of Directors and (c) provide that special meetings of stockholders may be called only by the SSTC Board of Directors, effective prior to the Effective Time, as reflected in the form of SSTC Amended and Restated Articles of Incorporation attached to this joint proxy statement/prospectus as Annex B. If approved, the SSTC Amended and Restated Articles of Incorporation will authorize the issuance of up to 2,000,000,000 shares of capital stock, including 150,000,000 shares of “blank check” preferred stock, par value $0.001 per share, the rights, preferences and privileges of which may be designated from time to time by the SSTC Board of Directors.

A copy of the SSTC Amended and Restated Articles of Incorporation is attached as Annex B to this joint proxy statement/prospectus.

SSTC is asking SSTC stockholders to approve the Articles of Incorporation A&R Proposal.

Overview

Assuming the Merger Proposal is approved by the Verde stockholders and all other conditions to the consummation of the Merger have been or will be satisfied on or prior to the Closing Date, SSTC will replace the current articles of incorporation, as amended, with the SSTC Amended and Restated Articles of Incorporation in the form attached to this joint proxy statement/prospectus as Annex B which, in the judgement of the SSTC Board of Directors, is necessary to adequately address the needs of SSTC after the Merger, effective prior to the Effective Time.

In addition, SSTC is required to issue shares of SSTC Class A Preferred Stock and SSTC Class B Preferred Stock to holders of Verde Series A Preferred Stock and Verde Series C Preferred Stock, respectively, as Merger Consideration and, such classes of preferred stock are currently not provided for in the current articles of incorporation, as amended.

The following table sets forth a summary of the principal proposed changes and the differences between the current articles of incorporation, as amended, and the SSTC Amended and Restated Articles of Incorporation. The summary is qualified by reference to the complete text of the SSTC Amended and Restated Articles of Incorporation, the form of which is attached to this joint proxy statement/prospectus as Annex B. All stockholders are encouraged to read the SSTC Amended and Restated Articles of Incorporation in its entirety for a more complete description of its terms.

Current SSTC Articles of Incorporation	SSTC Amended and Restated Articles of Incorporation
Authorized Stock

Under the SSTC articles of incorporation, SSTC is authorized to issue an aggregate of 250,000,000 shares of capital stock, consisting of 240,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, issuable in one or more series.

Under the SSTC Amended and Restated Articles of Incorporation, SSTC will be authorized to issue an aggregate of 2,000,000,000 shares of capital stock, consisting of 1,850,000,000 shares of common stock, par value $0.01 per share, and 150,000,000 shares of preferred stock, par value $0.001 per share, issuable in one or more series. In connection with the Merger, the SSTC Board of Directors intends to designate up to 2,000 shares of SSTC Class A Preferred Stock and up to 10,000 shares of SSTC Class B Preferred Stock. For a description of the SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, see “Description of SSTC Securities — Preferred Stock” beginning on page 49 of this joint proxy statement/prospectus.

Current SSTC Articles of Incorporation	SSTC Amended and Restated Articles of Incorporation

The SSTC Amended and Restated Articles of Incorporation will also allow the SSTC Board of Directors at any time, and from time to time, without stockholder approval, to amend the SSTC Amended and Restated Articles of Incorporation to increase or decrease the aggregate number of shares or shares of any class or series that SSTC has authority to issue.

Cumulative Voting
The SSTC articles of incorporation are silent on the terms of cumulative voting.

Nevada law provides that a corporation may grant stockholders cumulative voting rights for the election of directors in its articles of incorporation; however, the SSTC Amended and Restated Articles of Incorporation will not authorize cumulative voting.

Special Meetings of Stockholders
The SSTC articles of incorporation are silent on the terms of special meetings of stockholders.

The SSTC Amended and Restated Articles of Incorporation will provide that special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the SSTC Amended and Restated Bylaws, may be called only by the SSTC Board of Directors. If there are no directors, the officers of SSTC shall promptly call a special meeting of stockholders of SSTC entitled to vote for the election of successor directors.

Removal of Directors
The SSTC articles of incorporation are silent on the terms of removal of directors.

The SSTC Amended and Restated Articles of Incorporation will provide, in part, that a member of the SSTC Board of Directors may be removed, (1) only for cause, at a meeting of stockholders of SSTC properly called for that purpose, by the affirmative vote of 75% of all of the votes entitled to be cast for the election of such director, or (2) with or without cause, by the affirmative vote of 75% of the remaining members of the Board of Directors. It further provides that for purposes of the provisions of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws regarding the removal of a director, “cause” means, with respect to a particular director, the incapacity of such director, such director’s conviction of a felony or a final, non-appealable judgment of a court or arbitration panel of competent jurisdiction holding that such director caused demonstrable, material harm to SSTC through bad faith or active and deliberate dishonesty.

Current SSTC Articles of Incorporation	SSTC Amended and Restated Articles of Incorporation
Filling Vacancies
The SSTC articles of incorporation are silent on filling vacancies on the SSTC Board of Directors.

The SSTC Amended and Restated Articles of Incorporation will provide that vacancies in the SSTC Board of Directors, including those caused by an increase in the number of directors or until such director’s earlier death, resignation or removal, may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the remainder of the term and until his successor is duly elected and qualified. If for any reason any or all of the members of the Board of Directors cease to be members of the SSTC Board of Directors, such event shall not terminate SSTC or affect the SSTC Amended and Restated Articles of Incorporation or the SSTC Amended and Restated Bylaws.

Limitation of Liability and Indemnification of Directors and Officers
The SSTC articles of incorporation are silent on the terms of indemnification of directors and officers.

The SSTC Amended and Restated Articles of Incorporation will provide, in part, that:

(a)     SSTC must, to the maximum extent permitted by Nevada law in effect from time to time, indemnify, and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of SSTC and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, or (ii) any individual who, while a present or former director or officer of SSTC and at the request of SSTC, serves or has served as a director, officer, partner, member, manager, employee or agent of another real estate investment trust, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advancement of expenses provided in the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws shall vest immediately upon election of a director or officer and neither the amendment nor repeal of the relevant section of the SSTC Amended and Restated Articles of Incorporation, nor the adoption or amendment of any other provision of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws inconsistent with the relevant provision of the SSTC Amended and Restated Articles of Incorporation, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Current SSTC Articles of Incorporation	SSTC Amended and Restated Articles of Incorporation

SSTC shall have the power, with the approval of the SSTC Board of Directors, to provide such indemnification and advancement of expenses, (x) to a person that served a predecessor of SSTC in any of the capacities described in (i) or (ii) above, and (y) to any employee or agent of SSTC or a predecessor of SSTC. Except as otherwise provided in a provision of the SSTC Amended and Rested Bylaws approved by the SSTC Board of Directors, the relevant section of the SSTC Amended and Restated Articles of Incorporation shall not obligate SSTC to indemnify or advance expenses to any person referenced in (i) or (ii) above for any proceeding initiated by such person against SSTC unless such proceeding was authorized by the SSTC Board of Directors or is a proceeding to enforce rights to indemnification.

(b)    SSTC shall have the power, with the approval of the SSTC Board of Directors, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any person, including any present or former employee, manager or agent of SSTC, SSTC’s subsidiaries or any affiliate of SSTC or SSTC’s subsidiaries.

Amendments
The SSTC articles of incorporation are silent on the terms of amendments to the articles of incorporation.

The SSTC Amended and Restated Articles of Incorporation will provide that SSTC reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in the SSTC Amended and Restated Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner prescribed by the laws of the State of Nevada, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to the SSTC Amended and Restated Articles of Incorporation in its present form or as hereafter amended are granted subject to this reservation. Except as otherwise provided in the SSTC Amended and Restated Articles of Incorporation and subject to the following sentence, any amendment to the SSTC Amended and Restated Articles of Incorporation must first be approved by 60% of the SSTC Board of Directors then in office and then shall be valid only if approved by, if stockholder approval is required by Nevada law (a) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, or (b) if Nevada law permits the effectiveness of a vote described in this clause (b), the affirmative vote of a majority of all of the votes cast on the matter.

Reasons for Amendment and Restatement of the SSTC Articles of Incorporation

Authorized Shares

The SSTC Board of Directors believes that providing for shares of “blank check” preferred stock will provide the SSTC Board of Directors with needed flexibility to issue shares of preferred stock in the future in a timely manner and under circumstances it considers favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance. The SSTC Board of Directors believes that allowing the SSTC Board of Directors to amend the SSTC Amended and Restated Articles of Incorporation to increase or decrease the aggregate number of shares or shares of any class or series that SSTC has authority to issue provides SSTC with flexibility in managing its capital structure, facilitating capital raises, stock splits, mergers, employee incentives, and potential defensive measures against hostile takeovers.

Notwithstanding the foregoing, authorized but unissued preferred stock may enable the SSTC Board of Directors to render it more difficult or to discourage an attempt to obtain control of SSTC and thereby protect continuity of or entrench its management, which may negatively impact the market price of the SSTC Common Stock. If, in the due exercise of its fiduciary obligations, for example, the SSTC Board of Directors was to determine that a takeover proposal was not in the best interests of SSTC, such preferred stock could be issued by SSTC Board of Directors without stockholder approval in one or more private placements or other Transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent Board of Directors by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Allowing the SSTC Board of Directors to issue the authorized preferred stock on its own volition will enable SSTC to have the flexibility to issue such preferred stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. However, SSTC currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized stock for such purposes.

Cumulative Voting

The SSTC Board of Directors believes that opting out of cumulative voting is in the best interests of SSTC. By prohibiting cumulative voting, the existing management or larger stockholders will be able to maintain more control over the composition of the SSTC Board of Directors and may be seen as a measure to ensure stability and prevent potential disruptions in governance, thereby making its corporate structure more appealing to potential investors or partners. Further, the SSTC Board of Directors believes that prohibiting cumulative voting will ensure that the stockholder voting process is simple and straightforward.

Special Meeting of the Stockholders

The SSTC Board of Directors believes that holding special meetings of stockholders will allow SSTC to address urgent matters or opportunities that arise between regular meetings. Special meetings will allow for swift resolution of issues and can encourage approval of important transactions and strategic decisions in a timely manner.

Removal of Directors

The SSTC Board of Directors believes that by requiring a 75% affirmative vote of the stockholders and limiting such removal to for cause the provision offers a level of protection to the members of the SSTC Board of Directors against arbitrary or unjustified removal. This high threshold ensures that directors cannot be easily removed by stockholders without substantial support from the stockholders. The SSTC Board of Directors believes that this provision balances the power between stockholders and the board of directors in the removal process. It allows for removal by either the stockholders for cause or the remaining directors, providing avenues for accountability from both stakeholders and internal governance structures. By requiring a high threshold for removal and specifying the circumstances under which removal for cause is justified, the provision helps protect SSTC’s interests. It ensures that directors who engage in serious misconduct or harm SSTC’s interests can be removed while also safeguarding directors from arbitrary removals that could disrupt SSTC’s operations or governance.

Filling Vacancies

The SSTC Board of Directors believes that these filling vacancies provisions ensure the continuity and stability of governance within SSTC. By granting authority to the remaining SSTC Board of Directors to fill vacancies, the SSTC Board of Directors can swiftly address disruptions caused by resignations, deaths, or other reasons. This promotes efficient decision-making and prevents gaps in leadership, ultimately safeguarding SSTC’s operations. Additionally, specifying the term of office for appointed members of the Board of Directors ensures clarity and predictability in the SSTC Board of Director’s composition, while emphasizing that the cessation of all members of the SSTC Board of Directors does not terminate SSTC underscores its continuity and legal standing. Overall, these provisions contribute to effective governance, legal compliance, and the maintenance of SSTC stability.

Limitation of Liability and Indemnification of Directors and Officers

The SSTC Board of Directors believes that an indemnification clause will not only offer legal protection to directors and officers of SSTC, but will also help attract talent, align with best practices, provide clarity and transparency, ensure legal compliance, and enhance stockholder confidence. Further, the Merger and the other Transactions contemplated by the Merger Agreement may involve complex legal and financial transactions that may expose Verde to unforeseen risks and liabilities. Including an indemnification clause in the SSTC Amended and Restated Articles of Incorporation provides assurance to key stakeholders that individuals involved in the management and operation of the company will be protected from personal liability, allowing for smoother business operations upon the consummation of the Merger.

Amendments

The SSTC Board of Directors believes that changing the threshold for an amendment to the SSTC Amended and Restated Articles of Incorporation to require 60% of the SSTC Board of Directors to approve such amendment, among other changes, improves the stability of SSTC and enhances the long term strategic direction of SSTC.

Required Vote

Approval of the Articles of Incorporation A&R Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock at the SSTC special meeting on such proposal.

The SSTC Board of Directors unanimously recommends that SSTC stockholders vote “FOR” the Articles of Incorporation A&R Proposal.

Proposal 2: The Name Change Proposal

SSTC is asking SSTC stockholders to approve the Name Change Proposal to change the name of SSTC following the Merger when and as determined by the SSTC Board of Directors to “Formation Minerals, Inc.”.

Required Vote

Approval of the Name Change Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of SSTC Common Stock at the SSTC special meeting on such proposal.

The SSTC Board of Directors unanimously recommends that SSTC stockholders vote “FOR” the Name Change Proposal.

Proposal 3: The SSTC Adjournment Proposal

The SSTC special meeting may be adjourned to another date or dates, if necessary or appropriate, to permit further solicitation of proxies to obtain additional votes in favor of either Articles of Incorporation Amendment Proposals. If, at the SSTC special meeting, the number of shares of SSTC Common Stock present or represented by proxy and voting in favor of either Articles of Incorporation Amendment Proposal is insufficient to approve such proposal, SSTC intends to move to adjourn the SSTC special meeting to a later date or dates in order to enable the SSTC Board of Directors to solicit additional proxies.

SSTC is asking SSTC stockholders to approve the adjournment of the SSTC special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve either or both Articles of Incorporation Amendment Proposals.

Required Vote

To be approved, the SSTC Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of SSTC Common Stock as of the SSTC Record Date at the SSTC special meeting on such proposal.

The SSTC Board of Directors unanimously recommends that SSTC stockholders vote “FOR” the SSTC Adjournment Proposal.

THE VERDE SPECIAL MEETING

Date, Time and Place

The Verde special meeting will be held at the offices of Sullivan & Worcester LLP at 1633 Broadway, New York, New York 10019, on May 9, 2024 at 11:00 a.m., Eastern Time.

Purpose of the Verde Special Meeting

At the Verde special meeting, Verde stockholders will be asked to consider and vote upon the following matters:

•        the Merger Proposal; and

•        the Verde Adjournment Proposal.

Recommendation of the Verde Board of Directors

After careful consideration, on December 11, 2023, the Verde Board of Directors (i) determined that it is in the best interests of Verde to enter into the Merger Agreement, and (ii) recommended that the Merger and the Merger Agreement be approved by the stockholders of Verde. On February 8, 2024, the Verde Board of Directors unanimously approved the Merger Agreement Amendment and reaffirmed the December 11, 2023 resolutions.

The Verde Board of Directors unanimously recommends that Verde stockholders vote “FOR” the Merger Proposal and “FOR” the Verde Adjournment Proposal.

In connection with the Merger and the other Transactions, the Verde Board of Directors specifically considered, among other things: (1) the anticipated effect of the Merger on existing Verde stockholders; (2) the risk that a different strategic alternative, such as continuing as an independent publicly-registered company, could be more beneficial to Verde stockholders than the Merger; and (3) the fact that certain of SSTC’s and Verde’s executive officers and directors may have interests in the Merger that are different from, or in addition to the interests of Verde stockholders which could create potential conflicts of interest or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation. For a list of the material factors considered by the Verde Board of Directors in reaching its decision to approve the Merger Agreement and make the foregoing recommendations, see “The Merger — Recommendation of the Verde Board of Directors and Its Reasons for the Merger and the Other Transactions” beginning on page 75 of this joint proxy statement/prospectus.

Record Date; Shares Entitled to Vote

The Verde Board of Directors has fixed the close of business on April 1, 2024 as the Verde Record Date. Only holders of record of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock at the close of business on the Verde Record Date are entitled to receive notice of, and to vote at, the Verde special meeting. As of the Verde Record Date, there were 2,078,599,390 shares of Verde Common Stock, 500,00 Verde Series A Preferred Stock, and 803 Verde Series C Preferred Stock issued and outstanding and entitled to vote at the Verde special meeting, held by approximately 61 holders of record.

Each share of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock is entitled to one vote on each of the Merger Proposal and the Verde Adjournment Proposal.

As of the Verde Record Date, there were: (i) 2,078,599,390 shares of Verde Common Stock outstanding, approximately 1.76% of which were beneficially owned by Scott Cox, the Chief Executive Officer and sole director of Verde; (ii) 500,000 shares of Verde Series A Preferred Stock outstanding, 100% of which were beneficially owned by Mr. Cox; and (iii)  803 shares of Verde Series C Preferred Stock outstanding, 100% which is owned by GHS. We expect Mr. Cox and GHS to vote all of their shares in favor of the Merger Proposal and Verde Adjournment Proposal, which as of the Verde Record Date represented approximately 60.92% of the aggregate shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of the Verde Record Date, and is sufficient to approve each proposal, although there is no agreement to do so.

Quorum

At the Verde special meeting, the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum. Abstentions and broker non-votes, if any, will be included in determining whether a quorum is present. A broker non-vote is a vote that is not cast on a non-routine matter because the shares entitled to cast the vote are held in the name of a broker, bank or other nominee, the broker, bank or other nominee lacks discretionary authority to vote the shares and the broker, bank or other nominee has not received voting instructions from the beneficial owner of the shares.

Required Vote

The approval of the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal. The approval of the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

The approval of the Merger Proposal is a condition to the completion of the Merger.

Abstentions and Broker Non-Votes

If you are a Verde stockholder and you fail to instruct your broker, bank or other nominee on how to vote your shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock, your broker, bank or other nominee may not vote your shares on any of the proposals. This will have the same effect as a vote against the Merger Proposal, but it will have no effect on the Verde Adjournment Proposal, assuming a quorum is present.

If you are a Verde stockholder and fail to vote, it will have the same effect as a vote against the Merger Proposal, but it will have no effect on the Verde Adjournment Proposal, assuming a quorum is present. If you are a Verde stockholder and abstain from voting, it will have the same effect as a vote against the Merger Proposal, but it will have no effect on the Verde Adjournment Proposal.

Shares Held in Street Name

If Verde stockholders hold shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock in an account of a broker, bank or other nominee and they wish to vote such Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock, they must return their voting instructions to the broker, bank or other nominee using the voting instruction form included with this joint proxy statement/prospectus.

Shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock held by broker, bank or other nominee will not be voted unless such stockholders instruct such broker, bank or other nominee how to vote.

Voting of Proxies

A proxy card is enclosed. Please sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope. You may also vote your shares by telephone or through the internet. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Information and applicable deadlines for voting proxies by telephone or through the internet are set forth on the enclosed proxy card. When the accompanying proxy is returned properly executed, the shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock represented by it will be voted at the Verde special meeting or any adjournment or postponement thereof in accordance with the instructions contained in the proxy.

If a proxy is signed and returned without an indication as to how the shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock represented by the proxy are to be voted with regard to a particular proposal, the shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock represented by the proxy will be voted in favor of each such proposal. At the date hereof, Verde’s management has no knowledge of any business that will be presented for consideration at the Verde special meeting and which would be required to be set forth in this joint proxy statement/prospectus other than the matters set forth in the accompanying Notice of Special Meeting of Verde Stockholders. In accordance with Verde’s Bylaws and the NRS, business transacted at the Verde special meeting will be limited to those matters set forth in such notice. Nonetheless, if any other matter is properly presented at the Verde special meeting for consideration, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their discretion on such matter.

Your vote is important. Please sign and return the enclosed proxy card or authorize a proxy to vote your shares by telephone or through the internet.

Revocability of Proxies or Voting Instructions

You can change your vote or revoke your proxy at any time before your proxy is exercised at the Verde special meeting. You can do this in one of the following ways if you own your shares of record:

•        you may revoke a previously authorized proxy at any time before it is exercised by delivering to our corporate secretary a notice of revocation;

•        you can grant a new, valid proxy bearing a later date by internet or by telephone or by signing and returning a later dated proxy card; or

•        you can attend the Verde special meeting and vote electronically, which will automatically cancel any proxy previously given, or you may revoke your proxy at the Verde special meeting, but your attendance alone will not revoke any proxy that you have previously given.

If you are a record holder and choose either of the first two methods above, you must submit your notice of revocation or your new proxy to the secretary of Verde no later than the beginning of the Verde special meeting.

If your shares of Verde Common Stock, Verde Series A Preferred Stock, or Verde Series C Preferred Stock are held by a broker, bank or other nominee, you must follow the instructions provided by the broker, bank or other nominee on how to change your instructions or change your vote.

Tabulation of the Vote

Verde will appoint an Inspector of Elections for the Verde special meeting to tabulate affirmative and negative votes and abstentions.

Solicitation of Proxies

Verde will pay the cost of soliciting proxies. Proxies will be solicited, without additional compensation, by Verde’s executive officers, directors and employees by mail, telephone, or other electronic means or in person.

Verde will request brokers, banks or other nominees to forward proxy materials to the beneficial owners of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock and to obtain their voting instructions. In accordance with the regulations of the SEC and the Nasdaq, Verde will reimburse those firms for their expenses incurred in forwarding proxy materials to beneficial owners of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock.

Any questions about the Merger Proposal, requests for additional copies of documents or assistance authorizing a proxy or voting your shares of Verde Common Stock may be directed to the following address:

Verde Bio Holdings, Inc.

P.O. Box 67

Jacksboro, Texas 76458

(972) 217-4080

Attn.: Secretary

ir@verdebh.com

You can also contact Broadridge Financial Solutions, Inc. to request additional copies of this joint proxy statement/prospectus or the enclosed proxy card or voting instruction form, as applicable, at: (800) 579-1639.

If you are a Verde stockholder and would like to request documents, please do so by May 2, 2024, to receive them before the Verde special meeting.

VERDE PROPOSALS

Proposal 1: The Merger Proposal

Verde stockholders are being asked to approve the Merger. For a summary and detailed information regarding this proposal to approve the Merger, see the information about the Merger Agreement and the Merger, throughout this joint proxy statement/prospectus, including the information set forth in sections entitled “The Merger” beginning on page 72 and “The Merger Agreement” beginning on page 83 of this joint proxy statement/prospectus. A copy of the Merger Agreement is attached as Annex A to this joint proxy statement/prospectus.

Pursuant to the Merger Agreement, approval of this proposal is a condition to the completion of the Merger. If the proposal is not approved, the Merger will not be completed.

Verde is asking Verde stockholders to approve the Merger and the Merger Agreement.

Required Vote

To be approved, the Merger Proposal requires the affirmative vote of at least a majority of all the votes entitled to be cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

The Verde Board of Directors unanimously recommends that Verde stockholders vote “FOR” the Merger Proposal.

Proposal 2: The Verde Adjournment Proposal

The Verde special meeting may be adjourned to another date or dates, if necessary or appropriate, to permit further solicitation of proxies to obtain additional votes in favor of the Merger Proposal. If, at the Verde special meeting, the number of shares of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock present or represented and voting in favor of the Merger Proposal is insufficient to approve any such proposal, Verde intends to move to adjourn the Verde special meeting to a later date or dates in order to enable the Verde Board of Directors to solicit additional proxies. In addition, pursuant to Verde’s Bylaws, the chairman of the Verde Board of Directors or a majority of the Verde Board of Directors may adjourn the Verde special meeting to a later date or dates, for any reason deemed necessary by the chairman of the Verde Board of Directors or a majority of the Verde Board of Directors, without Verde stockholder approval.

Verde is asking Verde stockholders to approve the adjournment of the Verde special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal.

Required Vote

To be approved, the Verde Adjournment Proposal requires the affirmative vote of at least a majority of all the votes cast by holders of outstanding shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as of the Verde Record Date voting together as a single class at the Verde special meeting on such proposal.

The Verde Board of Directors unanimously recommends that Verde stockholders vote “FOR” the Verde Adjournment Proposal.

THE MERGER

The following is a discussion of the Merger and the material terms of the Merger Agreement. You should carefully read the Merger Agreement in its entirety, a copy of which is attached as Annex A to this joint proxy statement/prospectus and incorporated by reference into this joint proxy statement/prospectus.

Background of the Merger

As part of their ongoing oversight, direction and management of SSTC’s business, the SSTC Board of Directors and SSTC management regularly review and discuss SSTC’s performance, business plan, strategic direction and future growth prospects. The SSTC Board of Directors determined to pursue the Merger in order to increase stockholder value because of the potential to meaningfully SSTC’s revenues and the price at which shares of SSTC Common Stock trade. The SSTC Board of Directors’ discussions have included the evaluation and consideration of a variety of strategic opportunities to increase the size of SSTC’s the potential benefits and risks of such strategic opportunities. In this regard, SSTC management considered the feasibility and attractiveness of one or more potential transactions between SSTC and Verde.

Similarly, as part of their ongoing oversight, direction and management of Verde’s business, the Verde Board of Directors and Verde management regularly review and discuss Verde’s performance, business plan, strategic direction and future growth prospects. The Verde Board of Directors determined to pursue the Merger in order to increase stockholder value because of the potential to meaningfully Verde’s revenues and the price at which shares of Verde Common Stock trade. The Verde Board of Directors’ discussions have included the evaluation and consideration of a variety of strategic opportunities to increase the size of Verde’s the potential benefits and risks of such strategic opportunities. Prior to entering into the Merger Agreement, Verde conducted a thorough search for a potential business combination transactions drawing upon, among other things, the extensive network and investment and operating experience of Verde’s management team.

On April 17, 2023, Verde engaged Spartan to assist the Verde management team in exploring strategic alternatives.

During the period from July 2023 through September 2023, members of Verde’s management and the Verde Board of Directors, with the assistance of its financial and legal advisors, evaluated and considered potential target companies as candidates for a possible business combination transaction. Verde and its advisors compiled a list of high priority potential targets and updated and supplemented such list from time to time based on initial screening of company introductory documents, conversations with financial advisors, and meetings with company management teams.

On August 1, 2023, SSTC engaged Li Sze Tang as its advisor to assist with various matter contemplated by the Merger Agreement.

On October 4, 2023, members of management of Verde and SSTC had an introductory call to discuss a potential transaction with SSTC. On October 11, 2023, a second call was held between such members of SSTC and Verde to further discuss such a transaction and the desirability of proceeding with a combination of SSTC and Verde during which the parties confirmed their desire to negotiate the terms of a potential transaction.

During the month of October, representatives of Verde and SSTC engaged in extensive due diligence review and negotiations, and held multiple calls and video conferences. After thorough discussions and negotiations of potential transaction terms, on October 27, 2023, Verde and SSTC entered into a non-binding letter of intent setting forth the general terms and conditions pursuant to which Verde proposed to conduct a business combination with SSTC.

On September 23, 2023, at a regular meeting of the Verde Board of Directors, in which representatives of Verde management and Sullivan & Worcester, LLP, its capacity as Verde’s counsel, participated, the Verde Board of Directors engaged in a discussion with Verde management regarding Verde’s financial and operating performance and its long-term business strategy. The Verde special committee discussed various potential benefits of working with various advisors, including Spartan and Sullivan & Worcester, LLP (“Sullivan”) and in connection with the potential transaction with SSTC.

On September 26, 2023, representatives of SSTC, Verde and Sullivan participated in a teleconference to discuss certain organizational and procedural matters related to the potential transaction.

On November 27, 2023, Sullivan, as legal counsel to Verde, distributed a proposed draft Merger Agreement to representatives of SSTC, Verde and representatives of Spartan. Verde reviewed the draft and held various discussions between November 27, 2023 to December 10, 2023 with representatives of SSTC concerning the proposed structure and terms of the Merger Agreement. Given the nature of the transactions and the anticipated benefits to SSTC and Verde, the SSTC Board of Directors and Verde Board of Directors did not consider, nor did they appoint, independent committees with respect to the Merger and the transactions contemplated by the Merger Agreement, and did not, at any time, discuss seeking a fairness opinion with respect to the Merger and the related transactions contemplated by the Merger Agreement.

On December 11, 2023, the SSTC Board of Directors unanimously approved the Merger Agreement and declared the Merger, the SSTC Stock Issuances and the other Transactions, advisable and in the best interests of SSTC.

On December 11, 2023, the Verde Board of Directors unanimously approved the Merger Agreement and declared and determined the Merger and the other Transactions to be in the best interests of Verde, and recommended that the holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock approve the Merger.

On December 11, 2023, SSTC and Verde entered into the Merger Agreement.

On December 15, 2023, SSTC and Verde issued a joint press release announcing the Merger, and filed respective Current Reports on Form 8-K with the SEC with respect to the same.

On January 4, 2024, SSTC engaged Sullivan, as legal counsel, to assist with certain filings.

On February 6, 2024, SSTC, Verde and Spartan entered into a side letter (the “Spartan Side Letter”) pursuant to which SSTC (i) confirmed its obligation pursuant to the Merger Agreement to issue to Spartan or its designees, on the Closing Date, a number of shares of the SSTC Common Stock, such that immediately following the Effective Time, as defined in the Merger Agreement, and the issuance of all shares of SSTC Common Stock pursuant to the Merger Agreement, Spartan and its designees will own an aggregate of 5,000,000 shares of SSTC Common Stock (subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan will own the number of shares of SSTC Common Stock that is equal to 5.1% of SSTC Common Stock issued and outstanding on the Closing Date and following the Effective Time, such shares the “Spartan Shares”) in consideration for services Spartan provided to Verde and (ii) agreed that, subject to the terms and conditions of the Side Letter Agreement and the Merger Agreement, and applicable securities laws, if upon an Uplist Event (as defined in the Spartan Side Letter) Spartan’s percentage ownership of SSTC Common Stock is less than 4.0% of the number of shares of SSTC Common Stock issued and outstanding (and not as a result of Spartan selling, transferring or otherwise disposing of shares of SSTC Common Stock), then the SSTC will promptly issue to Spartan a number of shares of SSTC Common Stock such that Spartan will own 4.0% of SSTC Common Stock issued and outstanding immediately following the consummation of such Uplist Event. The Spartan Shares will be offered and sold in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

On February 8, 2024, the SSTC, Verde and Merger Sub entered into the Merger Agreement Amendment, pursuant to which, among other things, SSTC, Verde and Merger Sub: (i) clarified SSTC’s obligation to issue the Spartan Shares in the form of SSTC Common Stock; and (ii) extended the outside termination date of the Merger Agreement from February 1, 2024 to June 30, 2024.

Recommendation of the SSTC Board of Directors and Its Reasons for the Merger and the Other Transactions

The SSTC Board of Directors is proposing the Merger because the SSTC Board of Directors has concluded, after careful consideration, on December 11, 2023, the SSTC Board of Directors deemed it advisable and in the best interests of SSTC to approve and adopt the Merger Agreement.

The decision of the SSTC Board of Directors to approve the Merger Agreement and declare and determine the Merger and the other Transactions to be in the best interests of, SSTC was the result of careful consideration by the SSTC Board of Directors, of numerous factors, including the following material factors:

•        the terms and conditions of the Merger Agreement;

•        the SSTC Board of Directors ’ review with its legal and financial advisors of alternatives to the Merger, the range and possible value to SSTC’s stockholders obtainable through such alternatives and the timing and likelihood of the alternatives; and

•        the anticipated positive effect of the Merger on existing SSTC stockholders.

The SSTC Board of Directors also considered the following potentially negative factors in its deliberations:

•        that SSTC’s financial profile could adversely change between the date of the Merger Agreement and the Merger (including as a result of actions taken in accordance with the Merger Agreement);

•        the risk that SSTC (or, following the completion of the Merger, the combined company) may not fully realize the anticipated strategic benefits and/or other benefits of the Merger within the expected timeframe or not realize them at all;

•        the risk that a different strategic alternative, such as continuing as an independent publicly-registered company, could be more beneficial to SSTC stockholders than the Merger;

•        the risk that certain of SSTC’s unaffiliated stockholders could receive consideration or experience consequences unique to them as a result of the Merger;

•        the risk that, depending on the terms and pricing of any additional offerings and the value of SSTC’s investments, SSTC’s affiliated and unaffiliated stockholders may experience dilution in the book value and fair market value of, and the amount of distributions paid on, their shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock in connection with the Merger;

•        the possible disruption to SSTC’s business and operations that may result from the announcement of the Merger;

•        the possibility that the Merger may not be completed or may be unduly delayed because conditions to closing may not be satisfied or waived, including:

•        the condition that SSTC stockholders approve the Merger Proposal; and

•        other conditions that are outside of SSTC’s control;

•        if the Merger is not completed, the resulting public announcement of the termination of the Merger Agreement could have an adverse effect on:

•        SSTC’s operating and financial results, particularly in light of the costs incurred in connection with the Transactions; and

•        SSTC’s ability to attract and close other investment opportunities;

•        the substantial costs and expenses to be incurred in connection with the Merger and the transaction expenses arising from the Merger;

•        the potential risk of diverting management focus and resources from operational matters and other strategic opportunities while working to complete the Merger;

•        the possible effects of the announcement or completion of the Merger, including any lawsuit, action or proceeding initiated in respect of the Merger; and

•        the types and nature of the risks described in the section entitled “Risk Factors” beginning on page 30 of this joint proxy statement/prospectus.

In addition, the SSTC Board of Directors considered that certain of SSTC’s executive officers and directors have interests in the Merger that are different from, or in addition to, the interests of SSTC stockholders generally, which may create potential conflicts of interest or the appearance thereof. In considering the recommendation of the SSTC Board of Directors with respect to the Merger, you should be aware of these interests. For more information on these interests, see “The Merger — Interests of SSTC and Verde Executive Officers and Directors in the Merger” beginning on page 77 of this joint proxy statement/prospectus.

Although the foregoing discussion sets forth the material factors considered by the SSTC Board of Directors in reaching its recommendation to the SSTC stockholders, it may not include all of the factors considered by the SSTC Board of Directors, and each director may have considered different factors or given different weights to different factors. In view of the variety of factors and the amount of information considered, the SSTC Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their respective recommendations. The SSTC Board of Directors realized that there can be no assurance about future results, including results expected or considered in the factors above. However, the SSTC Board of Directors concluded that the potential positive factors described above significantly outweighed the negative factors described above. The recommendation was made after consideration of all of the factors as a whole. SSTC cannot provide any assurance that material changes in the operations or performance of SSTC will not occur prior to or after the SSTC special meeting or prior to the completion of the Merger.

For the reasons set forth above, the SSTC Board of Directors unanimously approved the Merger Agreement and declared the Merger and the other Transactions to be fair and reasonable and on no less favorable terms than would be available from unaffiliated third parties and advisable to, and in the best interests, of SSTC.

The SSTC Board of Directors unanimously recommends to SSTC’s stockholders that they vote “FOR” each Articles of Incorporation Amendment Proposal.

This explanation of SSTC’s reasons for the Merger and the other Transactions and the other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 46 of this joint proxy statement/prospectus.

Recommendation of the Verde Board of Directors and Its Reasons for the Merger and the Other Transactions

The Verde Board of Directors is proposing the Merger because the Verde Board of Directors has concluded, after careful consideration, on December 11, 2023, the Verde Board of Directors (i) determined that it is in the best interests of Verde to enter into the Merger Agreement, and (ii) recommended that the Merger and the Merger Agreement be approved by the stockholders of Verde.

The decision of the Verde Board of Directors to approve the Merger Agreement and declare and determine the Merger and the other Transactions to be in the best interests of Verde was the result of careful consideration by the Verde Board of Directors , of numerous factors, including the following material factors:

•        the terms and conditions of the Merger Agreement;

•        the structure of the Merger and the other Transactions, including the fact that Verde stockholders who receive shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock in exchange for their shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock, respectively, will be able to receive those shares in a tax deferred exchange;

•        the Verde Board of Directors ’ review with its legal and financial advisors of alternatives to the Merger, the range and possible value to Verde’s stockholders obtainable through such alternatives and the timing and likelihood of the alternatives;

•        the anticipated positive effect of the Merger on existing Verde stockholders; and

•        the expectation that following the Merger, the affiliated and unaffiliated holders of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock will ultimately receive the same consideration (based on the class of stock held) and that there will not be any negative consequences to any of Verde’s unaffiliated stockholders.

The Verde Board of Directors also considered the following potentially negative factors in its deliberations:

•        that Verde’s financial profile could adversely change between the date of the Merger Agreement and the Merger (including as a result of actions taken in accordance with the Merger Agreement), which could impact the value shares of the SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock that Verde stockholders will receive as consideration;

•        the risk that Verde (or, following the completion of the Merger, the combined company) may not fully realize the anticipated strategic benefits and/or other benefits of the Merger within the expected timeframe or not realize them at all;

•        the risk that a different strategic alternative, such as continuing as an independent publicly-registered company, could be more beneficial to Verde stockholders than the Merger;

•        the risk that certain of Verde’s unaffiliated stockholders could receive consideration or experience consequences unique to them as a result of the Merger;

•        the risk that, depending on the terms and pricing of any additional offerings and the value of SSTC’s investments, Verde’s affiliated and unaffiliated stockholders may experience dilution in the book value and fair market value of, and the amount of distributions paid on, their shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock in connection with the Merger;

•        the possible disruption to Verde’s business and operations that may result from the announcement of the Merger;

•        the possibility that the Merger may not be completed or may be unduly delayed because conditions to closing may not be satisfied or waived, including:

•        the condition that Verde stockholders approve the Merger Proposal; and

•        other conditions that are outside of Verde’s control;

•        if the Merger is not completed, the resulting public announcement of the termination of the Merger Agreement could have an adverse effect on:

•        Verde’s operating and financial results, particularly in light of the costs incurred in connection with the Transactions;

•        Verde’s ability to attract and close other investment opportunities;

•        the substantial costs and expenses to be incurred in connection with the Merger and the transaction expenses arising from the Merger;

•        the potential risk of diverting management focus and resources from operational matters and other strategic opportunities while working to complete the Merger;

•        the possible effects of the announcement or completion of the Merger, including any lawsuit, action or proceeding initiated in respect of the Merger; and

•        the types and nature of the risks described in the section entitled “Risk Factors” beginning on page 30 of this joint proxy statement/prospectus.

In addition, the Verde Board of Directors considered that certain of Verde’s executive officers and directors have interests in the Merger that are different from, or in addition to, the interests of Verde stockholders generally, which may create potential conflicts of interest or the appearance thereof. In considering the recommendation of the Verde Board of Directors with respect to the Merger, you should be aware of these interests. For more information on these interests, see “The Merger — Interests of SSTC and Verde Executive Officers and Directors in the Merger” beginning on page 77 of this joint proxy statement/prospectus.

Although the foregoing discussion sets forth the material factors considered by the Verde Board of Directors in reaching its recommendation to the Verde stockholders, it may not include all of the factors considered by the Verde Board of Directors , and each director may have considered different factors or given different weights to different factors. In view of the variety of factors and the amount of information considered, the Verde Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their respective recommendations. The Verde Board of Directors realized that there can be no assurance about future results, including results expected or considered in the factors above. However, the Verde Board of Directors concluded that the potential positive factors described above significantly outweighed the negative factors described above. The recommendation was made after consideration of all of the factors as a whole. Verde cannot provide any assurance that material changes in the operations or performance of Verde will not occur prior to or after the Verde special meeting or prior to the completion of the Merger.

For the reasons set forth above, the Verde Board of Directors unanimously approved the Merger Agreement and declared the Merger and the other Transactions to be fair and reasonable and on no less favorable terms than would be available from unaffiliated third parties and advisable to, and in the best interests of, Verde.

The Verde Board of Directors unanimously recommends to Verde’s stockholders that they vote “FOR” the Merger Proposal.

This explanation of Verde’s reasons for the Merger and the other Transactions and the other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 46 of this joint proxy statement/prospectus.

Interests of SSTC and Verde Executive Officers and Directors in the Merger

SSTC and Verde stockholders should be aware that certain of SSTC’s and Verde’s executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of SSTC and Verde stockholders generally, which may create potential conflicts of interest or the appearance thereof.

James Hiza is SSTC’s Chief Executive Officer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Hiza does not own any SSTC Common Stock. Mr. Hiza has served as the sole director since December 15, 2023 and is expected to resign effective as of the Effective Time. Prior to serving as Chief Executive Officer and sole director of SSTC, Mr. Hiza served as the vice president of asset management at Verde since May 2021. Clarence Chan, the former Chief Executive Officer, Chief Financial Officer and director SSTC resigned from his officer positions and directorship on December 15, 2023.

Verde is controlled by Scott Cox, its Chief Executive Officer and sole director. As of the date of this joint proxy statement/prospectus, Mr. Cox beneficially owns approximately 1.79% of the outstanding shares of Verde Common Stock and 100% of the outstanding shares of Verde Series A Preferred Stock, which are entitled to 10,000 votes per share of Verde Series A Preferred Stock on all matters submitted to a vote of the stockholders of the Company, which in the aggregate represents 55.93% of the outstanding voting power as of the Verde Record Date. Verde expects that Mr. Cox will vote his shares in favor of the Merger Proposal at the Verde special meeting. Mr. Cox will serve as SSTC’s President, Chief Executive Officer and Chief Financial Officer and sole director effective immediately following the Effective Time. The interests of Mr. Cox includes, among other things, his employment and service as a director following the Merger, rights to continuing indemnification and directors’ and officers’ liability insurance and rights to receive cash and equity compensation from SSTC. While Mr. Cox will not receive additional compensation solely as a result of the Merger, other than in connection with his capacity as a Verde stockholder that receives Merger consideration, these interests may create potential conflicts of interests or the appearance of such conflicts, which may lead to increased dissident stockholder activity, including litigation, which could result in significant cost for SSTC and Verde and could materially delay or prevent completion of the Merger.

For further information, see “The Verde Special Meeting — Required Vote” on page 68 of this joint proxy statement/prospectus.

The Verde Board of Directors was aware of these interests, among other matters, in approving the Merger Agreement, the Merger and the other Transactions, and in recommending that Verde stockholders vote for the Merger Proposal. These interests include those discussed below.

None of SSTC’s or Verde’s executive officers or directors has any arrangement or understanding with either SSTC or Verde concerning any type of compensation based on the Merger, but each of SSTC’s and Verde’s executive officers and directors is entitled to certain rights to indemnification.

Directors and Officers of SSTC Following the Merger

Effective as of the Effective Time, the SSTC Board of Directors will consist of Scott Cox and he will be appointed as President, Chief Executive Officer and Chief Financial Officer of SSTC. At a later date, Mr. Cox, as sole director, intends to expand the size of the SSTC Board of Directors to be comprised of up to five individuals and to fill the resulting vacancies, at least one of whom is expected to qualify as an “independent director” (as defined under the rules of the Nasdaq Stock Market LLC and the SEC). No candidates have been identified as of the date hereof.

For additional information regarding the executive officers and directors of SSTC following the Merger, see “Management of SSTC Following the Merger” on page 96 of this joint proxy statement/prospectus.

Merger Consideration

Pursuant to the Merger Agreement, at the Effective Time, (1) each holder of Verde Common Stock will be entitled to receive, for every 300 shares of Verde Common Stock, one share of SSTC Common Stock, (2) each holder of Verde Series A Preferred Stock will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of SSTC Class A Preferred Stock, and (3) each holder of Verde Series C Preferred Stock will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of SSTC Class B Preferred Stock, in each case, based on the market price of the SSTC Common Stock of $0.75 per share on, and the number of fully diluted shares of Verde Common Stock outstanding as of, the Verde Record Date. If the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the Effective Time of the Merger, then the terms of the merger will remain the same, but the per share Merger Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of the date of the Merger Agreement, the Record Date and the date hereof was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

Third Party Consents and Regulatory Approvals

Neither SSTC nor Verde is aware of any third party consents or regulatory approvals that would prevent the consummation of the Merger.

Accounting Treatment of the Merger

In accordance with GAAP, SSTC will account for the Merger as a reverse acquisition because Verde has been determined to be the accounting acquirer (legal subsidiary) and SSTC has been determined to be the legal acquirer (accounting acquiree) under FASB ASC Topic 805, Business Combinations. GAAP requires the application of a screen test to evaluate if substantially all the fair value of the acquired entity is concentrated in a single identifiable asset or group of similar identifiable assets to determine whether a transaction is accounted for as an asset acquisition or business combination. In addition, the rules require the identification of the acquirer, the determination of the acquisition date, the determination of the fair value of consideration and the recognition and measurement, at relative fair value, of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the consolidated subsidiaries of the acquired entity. After consideration of all applicable factors, the Merger will be treated as an asset acquisition under GAAP, with SSTC being the legal acquirer (accounting subsidiary) and Verde being the legal subsidiary (accounting acquirer).

Exchange of Shares in the Merger

Prior to the Effective Time, SSTC will appoint its transfer agent, VStock Transfer, LLC, or another agent that is reasonably acceptable to Verde (the “Exchange Agent”), for the purpose of exchanging the certificates representing the shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock (the “Verde Certificates”) for shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock (the “SSTC Certificates”) in connection with the Merger Consideration. SSTC expects to instruct the Exchange Agent to issue the Merger Consideration in book-entry form to holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock who hold such shares in book-entry form, as promptly as possible, without any action on the part of the person in whose name such book-entry shares are registered, unless a SSTC Certificate is requested. SSTC expects to instruct the Exchange Agent to issue the Merger Consideration in book-entry form to holders of Verde Certificates upon the delivery of such Verde Certificates to the Exchange Agent, unless a SSTC Certificate is requested. The delivery of Verde Certificates in exchange for the Merger Consideration shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Verde Certificates to the Exchange Agent for use in such exchange.

No fraction of a share of SSTC Common Stock, SSTC Class A Preferred Stock or SSTC Class B Preferred Stock will be issued by virtue of the Merger or the other Transactions, and each person who would otherwise be entitled to a fraction of a share of SSTC Common Stock, SSTC Class A Preferred Stock or SSTC Class B Preferred Stock (after aggregating all fractional shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock that otherwise would be received by such holder) shall instead have the number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock issued to such person rounded up in the aggregate to the nearest whole share of SSTC Common Stock, SSTC Class A Preferred Stock or SSTC Class B Preferred Stock.

Assumption of the Verde Warrants

Pursuant to the Merger Agreement, at the Effective Time, SSTC will be required to assume all of Verde’s obligations under the Verde Warrants and at the option of the Verde Warrant holder, deliver to the Verde Warrant holder, in exchange for the Verde Warrant, the SSTC Warrant exercisable for a number of shares of SSTC Common Stock equivalent to the shares of Verde Common Stock issuable upon exercise of the Verde Warrant prior to the Effective Time. The exercise price of the SSTC Warrant will be the exercise price of the Verde Warrant for such shares of SSTC Common Stock (taking into account the relative value of the shares of Verde Common Stock pursuant to such Fundamental Transaction and the value of shares of SSTC Common Stock, such number of shares of SSTC Common Stock and such exercise price being for the purpose of protecting the economic value of the Verde Warrant immediately prior to the Effective Time), and which is reasonably satisfactory in form and substance to the Verde Warrant holder. The SSTC Warrants will be subject to a beneficial ownership limitation of 4.99% of the number of shares of SSTC Common Stock outstanding immediately after giving effect to the usance of shares of SSTC Common Stock issuable upon exercise of the SSTC Warrant. The SSTC Warrant is expected to be exercisable for 210,195 shares of SSTC Common Stock at an exercise price of $0.75 per share. The SSTC Warrant will expire on January 27, 2027.

De-Registration of Verde Shares

Pursuant to the Merger Agreement, following the Effective Time, the Verde Common Stock will be de-registered under the Exchange Act.

Appraisal Rights

Dissenting Verde Shares will not be converted into, or represent the right to receive, the Merger Consideration and instead will entitle the holders thereof to such rights as are granted to such holders by Section 92A.380 of the NRS. Each Dissenting Verde Share held by a Verde stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Verde Share pursuant to Section 92A.380 of the NRS will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender of the Verde certificate in the manner provided in the Merger Agreement.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock.

This discussion addresses only holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock who hold their stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code (generally, property held for investment). This discussion does not address any non-income taxes or any foreign, state or local tax consequences of the Merger. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders of SSTC Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock in light of their particular circumstances or to holders subject to special rules (including controlled foreign corporations, passive foreign investment companies, companies that accumulate earnings to avoid U.S. federal income tax, tax-exempt organizations, financial institutions, brokers or dealers in securities, insurance companies, regulated investment companies, real estate investment trusts, persons who hold Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock as part of a hedging or conversion transaction or as part of a short-sale or straddle, certain U.S. expatriates, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities for U.S. federal income tax purposes or persons who acquired Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock pursuant to the exercise of options or otherwise as compensation). In addition, this discussion does not address any alternative minimum tax nor does it address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010. This discussion is based on the Internal Revenue Code, applicable Treasury regulations, administrative interpretations and court decisions, each as in effect as of the date of this joint proxy statement/prospectus and all of which are subject to change, possibly with retroactive effect. Any such change could affect the validity of this discussion.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock that is:

•        an individual citizen or resident of the United States;

•        a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust (i) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more U.S. persons or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (or an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partners of partnerships holding Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock should consult their own tax advisors.

THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE MERGER. PLEASE CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

General

SSTC and Verde intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

Neither SSTC nor Verde intends to obtain a ruling from the Internal Revenue Service (the “IRS”) regarding the qualification of either Merger as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. If the IRS were to successfully challenge the “reorganization” status of the Merger, the tax consequences could differ from those described in this joint proxy statement/prospectus. Further, neither SSTC nor Verde intends to obtain an opinion of counsel regarding the tax consequences of the Merger.

U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock

Exchange of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock for SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock

A U.S. holder of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock that receives shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, respectively, in the Merger:

•        will not recognize any gain or loss upon the exchange of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock for shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock in the Merger;

•        will have a tax basis in SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock received in the Merger equal to the tax basis of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock surrendered in exchange therefore; and

•        will have a holding period for shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock received in the Merger that includes its holding period for its shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock surrendered in exchange therefore.

Backup Withholding

(a)     Backup withholding at the applicable rate (currently 24%) may apply with respect to certain cash payments unless the holder of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock receiving such payments: is an exempt holder (generally, corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, individual retirement accounts, or nonresident aliens who, when required, provide certification as to their status); or

(b)    provides a certificate containing the holder’s name, address, correct federal taxpayer identification number and a statement that the holder is exempt from backup withholding. Backup withholding does not constitute an additional tax, and any amounts withheld from payments to a holder under the backup withholding rules will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

THE MERGER AGREEMENT

Description of the Merger Agreement

This section of this joint proxy statement/prospectus describes the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated herein by reference. As an SSTC or Verde stockholder, you may not directly enforce any of its terms and conditions.

This summary may not contain all of the information about the Merger Agreement that may be important to you. You should read the full text of the Merger Agreement carefully and in its entirety because it is the primary legal document that governs the Merger. The Merger Agreement is not intended to provide you with any factual information about SSTC and Verde. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement (and summarized below) are qualified by information SSTC or Verde filed with the SEC prior to the date of execution and delivery of the Merger Agreement that modify, qualify and create exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may apply contractual standards of materiality in a way that is different from what may be viewed as material by investors or that is different from standards of materiality generally applicable under the U.S. federal securities laws or may not be intended as statements of fact, but rather as a way of allocating risk among the parties to the Merger Agreement. The representations and warranties and other provisions of the Merger Agreement and the description of such provisions in this joint proxy statement/prospectus should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings that SSTC or Verde files with the SEC and the other information in this joint proxy statement/prospectus. See “Where You Can Find More Information” beginning on page i of this joint proxy statement/prospectus.

Form of the Merger

Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Verde with Verde continuing as the surviving entity and wholly-owned subsidiary of SSTC resulting from the Merger.

The Merger is expected to close by May 31, 2024. Based upon the number of shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of April 1, 2024, we anticipate that SSTC will issue approximately 6,917,770 shares of SSTC Common Stock, 1,664 shares of SSTC Class A Preferred Stock and 5,345 shares of SSTC Class B Preferred Stock, in connection with the Merger. Upon the consummation of the Merger, based upon the number of shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock outstanding as of April 1, 2024, SSTC and Verde estimate that the SSTC stockholders immediately prior to the Merger (in their capacities as such) will own approximately 32.71% of the voting power of the SSTC Common Stock outstanding immediately after the Merger and the Verde stockholders immediately prior to the Merger (in their capacities as such) will own approximately 68.29% of the voting power of the SSTC Common Stock outstanding immediately after the Merger, in each case, on a fully-diluted basis and without taking into account whether any of SSTC stockholders or Verde stockholders were also stockholders of SSTC or Verde, respectively, at that time. Mr. Cox will own 100% of the SSTC Class A Preferred Stock after the Merger and the current holder of Verde Series C Preferred Stock will own 100% of the SSTC Class B Preferred Stock after the Merger, each of which will be convertible into shares of SSTC Common Stock.

Merger Consideration

Pursuant to the Merger Agreement, at the Effective Time, (1) each holder of Verde Common Stock will be entitled to receive, for every 300 shares of Verde Common Stock, one share of SSTC Common Stock, (2) each holder of Verde Series A Preferred Stock will be entitled to receive, for every 300 shares of Verde Series A Preferred Stock, one share of SSTC Class A Preferred Stock, and (3) each holder of Verde Series C Preferred Stock will be entitled to receive, for every 0.15 shares of Verde Series C Preferred Stock, one share of SSTC Class B Preferred Stock, in each case, based on the market price of the SSTC Common Stock of $0.75 per share, and the number of fully diluted shares of Verde Common Stock outstanding as of the Verde Record Date. If the market price of the shares of SSTC Common Stock or the number of fully-diluted shares of Verde Common Stock changes before the Effective Time of the Merger, then the terms of the merger will remain the same, but the per share Merger

Consideration payable will change in accordance with the provisions of the Merger Agreement. At the Effective Time, subject to the terms and conditions of the Merger Agreement, the stockholders of Verde are entitled to receive from SSTC, a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock having an aggregate value equal to $10,000,000, with stockholders of Verde receiving a number of shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock (on an as converted basis in the case of the preferred stock) equal to (i) 10,000,000, divided by (ii) the market price of the SSTC Common Stock, which as of the date of the Merger Agreement, the Verde Record Date and the date hereof was $0.75. Because the per share Merger Consideration is not fixed until immediately prior to the Effective Time, the per share value of the consideration to be received by Verde stockholders in the Merger will depend on the market price of the number of SSTC Common Stock and the number of fully-diluted shares of Verde Common Stock outstanding, outstanding as of such date; however, the value of the aggregate Merger Consideration will not change.

For further information, see “The Merger — Exchange of Shares in the Merger” beginning on page 79 of this joint proxy statement/prospectus.

Amendment to the Merger Agreement

On February 8, 2024, SSTC, Verde and Merger Sub entered the Merger Agreement Amendment, pursuant to which, among other things, SSTC, Verde and Merger Sub: (i) clarified SSTC’s obligation to issue the Spartan Shares in the form of SSTC Common Stock; and (ii) extended the outside termination date of the Merger Agreement from February 1, 2024 to June 30, 2024.

Unless the parties otherwise agree in writing, upon the terms and subject to the conditions of the Merger Agreement and the NRS, the closing of the Merger will take place at the Effective Time.

We expect to consummate the Merger in the second calendar quarter of 2024. However, the expected Closing Date has not yet been determined. The parties will cause the Merger to be consummated by filing the Articles of Merger with the Nevada Secretary of State. The Merger shall become effective at such date and time as the Articles of Merger are accepted for filing by the Nevada Secretary of State or on such later date and time shall be agreed by SSTC, Verde and Merger Sub and specified in the Articles of Merger. The Merger is subject to various conditions, and it is possible that factors beyond SSTC’s or Verde’s control could result in the Merger not being completed. For further information, see “Risk Factors — Risks Relating to the Merger and the Other Transactions” beginning on page 32 of this joint proxy statement/prospectus.

Amended and Restated Articles of Incorporation and Bylaws

Prior to the Effective Time, the SSTC articles of incorporation will be amended and restated to, among other modifications, (a) increase the number of shares of capital stock which SSTC is authorized to issue to 2,000,000,000 shares, (b) authorize the issuance of up to 150,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the SSTC Board of Directors and (c) provide that special meeting of stockholders may be called only by the SSTC Board of Directors, effective prior to the Effective Time.

The SSTC Articles of Incorporation and Bylaws as amended prior to the Effective Time, will be the Articles of Incorporation and Bylaws of SSTC after the consummation of the Merger, until thereafter amended in accordance with applicable law and the applicable provisions of such Articles of Incorporation and Bylaws.

At the Effective Time, articles of incorporation and bylaws of Verde, each as in effect immediately prior to the Effective Time, shall automatically be amended and restated in their entirety to read identically to the articles of incorporation and bylaws of Merger Sub, as in effect immediately prior to the Effective Time, and such Amended and Restated Articles of Incorporation and Bylaws shall become the respective Articles of Incorporation and Bylaws of the surviving corporation.

Exchange of Shares in the Merger

Prior to the Effective Time, SSTC will appoint its transfer agent, VStock Transfer, LLC, or another agent that is reasonably acceptable to Verde (the “Exchange Agent”), for the purpose of exchanging the certificates representing the shares of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock (the “Verde Certificates”) for shares of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC

Class B Preferred Stock (the “SSTC Certificates”) in connection with the Merger Consideration. SSTC expects to instruct the Exchange Agent to issue the Merger Consideration in book-entry form to holders of Verde Common Stock, Verde Series A Preferred Stock and Verde Series C Preferred Stock who hold such shares in book-entry form, as promptly as possible, without any action on the part of the person in whose name such book-entry shares are registered, unless a SSTC Certificate is requested. SSTC expects to instruct the Exchange Agent to issue the Merger Consideration in book-entry form to holders of Verde Certificates upon the delivery of such Verde Certificates to the Exchange Agent, unless a SSTC Certificate is requested. The delivery of Verde Certificates in exchange for the Merger Consideration shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Verde Certificates to the Exchange Agent for use in such exchange.

Notwithstanding anything to the contrary contained in the Merger Agreement, no fraction of a share of SSTC Common Stock, SSTC Class A Preferred Stock, or SSTC Class B Preferred Stock Parent Capital Stock will be issued by virtue of the Merger or the transactions contemplated in the Merger Agreement, and each person who would otherwise be entitled to a fraction of a share of SSTC Common Stock, SSTC Class A Preferred Stock, or SSTC Class B Preferred Stock (after aggregating all fractional shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock that otherwise would be received by such holder) shall instead have the number of shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock issued to such person rounded up in the aggregate to the nearest whole share of SSTC Common Stock, SSTC Class A Preferred Stock, or SSTC Class B Preferred Stock.

Withholding

Except as would not have a Company Material Adverse Effect, as defined in the Merger Agreement, Verde and each of its subsidiaries have (i) withheld, since January 1, 2021, all amounts required by applicable law to be withheld from the wages, salaries and other payments to employees, and (ii) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing.

Representations and Warranties of SSTC and Verde

The Merger Agreement contains representations and warranties made by SSTC and Verde to each other. These representations and warranties are subject to qualifications and limitations agreed to by SSTC and Verde in connection with negotiating the terms of the Merger Agreement. Some of the significant representations and warranties of SSTC and Verde contained in the Merger Agreement relate to, among other things:

•        organization, valid existence, good standing, qualification to conduct business and subsidiaries;

•        capitalization;

•        due authorization, execution, delivery and validity of the Merger Agreement, and unanimous board approval of the Merger Agreement and the Merger and the other Transactions;

•        absence of conflict with, or violation of, organizational documents or applicable laws, and the absence of any violation or breach of, or default or consent requirements under, Verde’s agreements or leases;

•        compliance with applicable laws;

•        SEC documents and correspondence;

•        accuracy of information supplied or to be supplied in this joint proxy statement/prospectus and the Form S-4 of which it forms a part; and

•        certain stockholder votes required in connection with the Merger Agreement and the Merger and the other Transactions.

Many of the representations of SSTC and Verde are qualified by a “material adverse effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, has had, or would be expected to have, a material adverse effect).

Assumption of Verde Warrants

On January 27, 2022, Verde issued the Verde Warrant to purchase up to a total of 63,157,895 shares of Verde Common Stock. Pursuant to the Merger Agreement, at the Effective Time, SSTC is required to assume all of Verde’s obligations under the Verde Warrants and the Verde Warrant transaction documents and at the option of the Verde Warrant holder, deliver to the Verde Warrant holder, in exchange for the Verde Warrant, the SSTC Warrants which are exercisable for the corresponding number of shares of SSTC Common Stock equivalent to the shares of Verde Common Stock issuable upon exercise of the Verde Warrant prior to the Effective Time. The exercise price of the SSTC Warrant shall apply the exercise price of the Verde Warrant to such shares of SSTC Common Stock (taking into account the relative value of the shares of Verde Common Stock pursuant to such Fundamental Transaction and the value of shares of SSTC Common Stock, such number of shares of SSTC Common Stock and such exercise price being for the purpose of protecting the economic value of the Verde Warrant immediately prior to the Effective Time), and which is reasonably satisfactory in form and substance to the Verde Warrant holder. The SSTC Warrants will be subject to a beneficial ownership limitation of 4.99% of the number of shares of SSTC Common Stock outstanding immediately after giving effect to the usance of shares of SSTC Common Stock issuable upon exercise of the SSTC Warrant.

Covenants and Agreements

Form S-4, Joint Proxy Statement/Prospectus; Stockholder Approvals

SSTC and Verde will furnish all information concerning itself, its affiliates and the holders of SSTC Common Stock, SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, or Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock or other equity interests to the other and provide such other assistance as may be reasonably requested by the other in connection with the preparation, filing and distribution of the Form S-4 and this joint proxy statement/prospectus, and each will promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Form S-4 or this joint proxy statement/prospectus, and will, as promptly as practicable, provide the other with copies of all correspondence, including all written comments and any oral comments received from the SEC. Promptly following confirmation by the SEC that the SEC has no further comments, Verde will cause the Proxy Statement in definitive form to be mailed to the Verde stockholders. On the date of filing, the date of mailing to the Verde stockholders and at the time of the Verde stockholder meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading.

SSTC and Verde agreed to prepare and cause to be filed with the SEC this joint proxy statement/prospectus and SSTC agreed to prepare and file the Form S-4 with respect to the Merger and the SSTC Share Issuance, which includes this joint proxy statement/prospectus, in each case as promptly as reasonably practicable. SSTC and Verde also agreed to use their reasonable best efforts to (i) have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing, (ii) ensure that the Form S-4 complies in all material respects with the applicable provisions of the Exchange Act and Securities Act and (iii) to keep the Form S-4 effective for so long as necessary to consummate the Merger unless the Merger Agreement is terminated.

SSTC and Verde each agreed to use their reasonable best efforts to cause this joint proxy statement/prospectus to be mailed to their stockholders entitled to vote at their respective stockholder meetings and to hold such meetings as soon as reasonably practicable after the Form S-4 is declared effective. Except to the extent that the Verde Board of Directors has made an adverse recommendation change permitted under the section titled “— No Solicitation; Change in Recommendation,” Verde further agreed to include in this joint proxy statement/prospectus the recommendation of the Verde Board of Directors that Verde stockholders approve the Merger Proposal and to use its reasonable best efforts to obtain such approval.

Access to Information; Confidentiality

The Merger Agreement states that at all times during the period commencing with the execution and delivery of the Merger Agreement and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Verde will afford SSTC and its representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records, facilities and personnel and representatives of Verde, except that the Verde may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable law or regulation requires Verde to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information, provided that Verde shall take all reasonable steps to permit inspection of or to disclose such information and to respond in a timely manner to all subsequent queries by SSTC and its representatives based on such information on a basis that does not compromise Verde’s attorney-client or other privilege with respect thereto; (c) access to any contracts in effect as of the date of the Merger Agreement to which Verde or any of its subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third-party the right to terminate or accelerate the rights pursuant to, such contract; or (d) such access unreasonably interferes with the conduct of the business of Verde and its subsidiaries or creates a risk of damage or destruction to any property or assets of Verde or its subsidiaries. Subject to applicable law and the immediately preceding sentence, Verde will provide SSTC with reports of Verde reasonably requested by SSTC. Any access to the properties (including systems) of Verde and its subsidiaries will be subject to Verde’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing.

No Solicitation or Negotiation; Change in Recommendation

Each of SSTC and Verde has agreed that from the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Verde will cease and cause to be terminated any discussions or negotiations with and terminate any data room access (or other diligence access) of any person and its affiliates, directors, officers, employees, consultants, agents, representatives and advisors relating to any offer Acquisition Transaction (as defined below). From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Verde and its subsidiaries and their respective directors, executive and other officers will not, and Verde will not authorize or direct any of its or its subsidiaries’ employees, consultants or other affiliates, directors, officers, employees, consultants, agents, representatives and advisors to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal, offer or inquiry that constitutes, or is reasonably expected to lead to, an offer or proposal (other than an offer or proposal by SSTC or Merger Sub) (“Acquisition Proposal”); (ii) furnish to any person (other than SSTC, Merger Sub or any designees of SSTC or Merger Sub) any non-public information relating to Verde or any of its subsidiaries or afford to any person or entity access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Verde or any of its Subsidiaries (other than SSTC, Merger Sub or any designees of SSTC or Merger Sub), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any person or entity with respect to an Acquisition Proposal, or with respect to any inquiries from third-parties relating to making a potential Acquisition Proposal; (iv) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, expense reimbursement agreement, acquisition agreement or other written contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other binding agreement relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other written contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other binding agreement relating to an Acquisition Transaction); or (vi) authorize or commit to do any of the foregoing.

Notwithstanding the foregoing restrictions, the Merger Agreement provides that, at any time prior to obtaining stockholder approval of Verde of the Merger Proposal, the Verde Board of Directors may effect a Verde Board Recommendation Change (as defined below) in response to any positive change, effect development, circumstance, condition, event or occurrence that (i) materially improves the business, assets or operations of Verde, (ii) as of the date of the Merger Agreement was not known to the Verde Board of Directors, or the consequences of which (based on facts known to the members of the Verde Board of Directors as of the date of the Merger Agreement) were not reasonably foreseeable as of the date of the Merger Agreement, and (iii) is not related to an Acquisition Proposal (an “Intervening Event”), if the Verde Board of Directors determines in good faith (after consultation with Verde’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and then if and only if: (i) Verde has provided prior written notice to SSTC at least three business days in advance to the effect that the Verde Board of Directors has (A) so determined; and (B) resolved to effect a Verde Board Recommendation Change pursuant to the Merger Agreement, which notice will describe the Intervening Event in reasonable detail; and (ii) prior to effecting such Verde Board Recommendation Change, Verde and its representatives, during such three business day period, have (A) negotiated with SSTC and its representatives in good faith (to the extent that SSTC requests in writing to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that the Verde Board of Directors no longer determines in good faith that the failure to make a Verde Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (B) provided SSTC and its representatives with an opportunity to make a presentation to the Verde Board of Directors regarding the Merger Agreement and any adjustments with respect thereto (to the extent that SSTC requests to make such a presentation).

For the purposes of the Merger Agreement, “Verde Board Recommendation Change” means any of the following actions by the Verde Board of Directors: to (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Verde Board Recommendation in a manner adverse to SSTC; (B) adopt, approve or recommend an Acquisition Proposal; (C) fail to publicly reaffirm the Verde Board Recommendation within 10 business days following SSTC’s written request made promptly following the occurrence of a material event or development relating to or reasonably likely to have a material effect on the Merger or the vote by the Verde stockholders at the Verde special meeting (or if the Verde special meeting is scheduled to be held within 10 business days, then within one business day after SSTC so requests); (D) take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Verde Board of Directors (or a committee thereof) to the Verde stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Verde Board of Directors (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th business day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of the Merger Agreement); or (E) fail to include the Verde Board Recommendation in the joint proxy statement.

Other Covenants and Agreements

The Merger Agreement contains certain other covenants and agreements, including covenants related to:

•        SSTC and Verde taking all necessary action so that as of the Effective Time, the SSTC Board of Directors will consist of up to five individuals;

•        each of SSTC and Verde, as applicable, taking all necessary steps to ensure that any disposition of shares of Verde Common Stock, Verde Series A Preferred Stock, Verde Series C Preferred Stock and any acquisition of shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock in connection with the Merger and the other Transactions by individuals subject to the reporting requirements of Section 16(a) of the Exchange Act are exempted pursuant to Rule 16b-3 promulgated under the Exchange Act from giving rise to any liability under Section 16 of the Exchange Act;

•        Verde using reasonable best efforts to cause the shares of Verde Common Stock to be de-registered under the Exchange Act promptly following the Effective Time; and

•        each of SSTC and Verde using its reasonable best efforts to cause the Merger to qualify as a reorganization withing the meaning of Section 368 of the IRC.

Conditions to the Completion of the Merger

The obligation of each of SSTC and Verde to consummate the Merger is subject to the satisfaction or waiver, on or prior to the Effective Time, of the following conditions:

•        the accuracy of SSTC’s and Verde’s representations and warranties made in the Merger Agreement, subject to any qualifiers with respect to materiality or material adverse effect;

•        the approval of the Merger and the other Transactions;

•        the absence of any law or order by any governmental authority prohibiting or making illegal the consummation of the SSTC Stock Issuance, the Merger or the other Transactions;

•        the Form S-4, of which this joint proxy statement/prospectus is a part, having been declared effective and no stop order suspending the effectiveness of the Form S-4 will have been issued and no proceedings for that purpose will have been initiated by the SEC that have not been withdrawn; and

•        the delivery of a written opinion of counsel to each of SSTC and Verde that the Merger will qualify as a “reorganization” within the meaning of Section 368 of the IRC.

Issuances to Advisors

Verde and Spartan entered into the Spartan Side Letter pursuant to which SSTC (i) confirmed its obligation pursuant to the Merger Agreement to issue to Spartan or its designees, on the Closing Date, a number of shares of the SSTC Common Stock, such that immediately following the Effective Time, as defined in the Merger Agreement, and the issuance of all shares of SSTC Common Stock pursuant to the Merger Agreement, Spartan and its designees will own an aggregate of 5,000,000 shares of SSTC Common Stock, subject to adjustment in the event of a change in Verde’s fair market valuation under the Merger Agreement, such that in any event Spartan or its designees will own the Spartan Shares in consideration for services Spartan provided to Verde and (ii) agreed that, subject to the terms and conditions of the Side Letter Agreement and the Merger Agreement, and applicable securities laws, if upon an Uplist Event (as defined in the Spartan Side Letter) Spartan’s percentage ownership of SSTC Common Stock is less than (4.0%) of the number of shares of SSTC Common Stock issued and outstanding (and not as a result of Spartan selling, transferring or otherwise disposing of shares of SSTC Common Stock), then the SSTC will promptly issue to Spartan a number of shares of SSTC Common Stock such that Spartan will own 4.0% of SSTC Common Stock issued and outstanding immediately following the consummation of such Uplist Event. The Spartan Shares will be offered and sold in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Additionally, pursuant to the Merger Agreement, on the Closing Date, SSTC will issue 23,110,000 shares of Restricted Parent Capital Stock (as defined in the Merger Agreement) to Li Sze Tang for his services as an advisor for the transactions contemplated in the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement will be terminated and of no further force and effect (i) by the earlier mutual written agreement of SSTC and Verde, (ii) by (a) either SSTC or Verde if any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable, or (b) any statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger, (iii) by either SSTC or Verde if the Effective Time has not occurred by 11:59 p.m. Eastern Standard time, on June 30, 2024, (iv) by SSTC, if Verde has breached or failed to perform in any material respect any of its representations, warranties, covenant, or other agreements contained in the Merger Agreement, subject to the conditions in the Merger Agreement, (v) by SSTC, if at any time the Verde Board of Directors has effected a Verde Board Recommendation Change, as defined in the Merger Agreement, or (vi) by Verde, if SSTC or Merger Sub has breached or failed to perform in any material respect any of its respective transactions, warranties, covenants or other agreements contained in the Merger Agreement, subject to the conditions in the Merger Agreement.

Fees and Expenses

Except as set forth in the Merger Agreement, all fees and expenses incurred in connection with Merger Agreement will be paid by the party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, SSTC or the surviving company will be responsible for all fees and expenses of the Exchange Agent.

Governing Law

The Merger Agreement and all disputes or controversies arising out of or relating to the Merger Agreement or the transactions contemplated by the Merger Agreement are governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

APPRAISAL RIGHTS

As required by the NRS (but only to the extent required thereby), all shares of Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock that are issued and outstanding as of immediately prior to the Effective Time and held by the Verde stockholders who have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of the Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock in accordance with Section 92A.380 of the NRS (the “Dissenting Verde Shares”) will not be converted into, or represent the right to receive, the Merger Consideration and instead will entitle the holders thereof to such rights as are granted to such holders by Section 92A.380 of the NRS. Each Dissenting Verde Share held by a Verde stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Verde Share pursuant to Section 92A.380 of the NRS will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender of the Verde certificate in the manner provided in the Merger Agreement.

DESCRIPTION OF VERDE’S BUSINESS

The following is a description of Verde’s business. Throughout this section, unless otherwise indicated or the context otherwise requires, references to “we”, “our”, “us”, “Verde” or the “Company” refer to Verde. Following the completion of the Merger, SSTC expects to focus its business on that of Verde.

Corporate History

Verde Bio Holdings, Inc. was incorporated in the State of Nevada on February 24, 2010. On May 1, 2010, the Company entered into a share exchange agreement with Appiphany Technologies Corporation, a Nevada corporation (“ATC”), to acquire all of the outstanding common shares of ATC in exchange for 1,500,000 common shares of the Company. As the acquisition involved companies under common control, the acquisition was accounted for in accordance with ASC 805-50, Business Combinations — Related Issues. On February 19, 2019, Media Convergence Group, a Nevada corporation (“Media Convergence”), entered into a certain Stock Purchase Agreement (the “Stock Purchase Agreement”) for the sale of 500,000 shares of Verde Series A Preferred Stock. The purchase of the Stock (“Stock Purchase”) was closed on November 22, 2019 (the “Stock Purchase Closing”).

Upon the Stock Purchase Closing, Scott Cox, became the owner of the Verde Series A Preferred Stock, and as such gained voting control of the Company by virtue of the 10,000 for 1 voting rights of the Verde Series A Preferred Stock.

In connection with the Stock Purchase Closing, the Company changed its management and board of directors. Robert Sargent resigned as the sole member of the Verde Board of Directors and Scott Cox was elected as the sole member of the Verde Board of Directors and as Verde’s Chief Executive Officer. Mr. Cox brings over 25 years of experience in the oil and gas industry and changed the Verde’s business strategy to oil and gas exploration and investment.

Our Present Business

The Company is a growing U.S. energy company based in Frisco, Texas, engaged in the acquisition and development of high-probability, lower risk onshore oil and gas properties within the major oil and gas plays in the U.S. The Company’s dual-focused growth strategy relies primarily on leveraging management’s expertise to grow through the strategic acquisition of non-operating, working interests and royalty interests with the goal of developing into a major company in the industry. Through this strategy of acquisition of royalty and non-operating properties, the Company has the unique ability to rely on the technical and scientific expertise of the world-class exploration and production companies operating in the area.

The Company focuses on the acquisition of and exploitation of upstream energy assets, specifically targeting oil and gas mineral interests, oil and gas royalty interests and select non-operated working interests. We do not drill wells and we do not operate wells. These acquisitions are structured primarily as acquisitions of leases, real property interests and mineral rights and royalties and are generally not regarded as the acquisition of securities, but rather real property interests. As a royalty owner, the Company has the right to receive a portion of the production from the leased acreage (or of the proceeds of the sale thereof), but generally is not required to pay any portion of the costs of drilling or operating the wells on the leased acreage.

The Company began purchasing mineral and oil and gas royalty interests and surface properties in September 2020 and since such time has completed a total of 18 purchases.

Competition

There are many businesses engaged in the acquisition of oil and gas properties and investing in and operating energy producing assets. There can be no assurance that other parties will not seek to emulate our business methods and practices. Many of those companies can be expected to have greater financial and management expertise than the Company. If such competitors arise, it could have a serious adverse effect on the Company.

Revenue Generation

We generate revenue by acquiring distressed owners’ assets that are operated by well-backed, top notch operators that are largely overlooked by larger firms.

Operations

Our company is headquartered in Frisco, Texas, where our executive, administrative and operational management are based. To date, the Company has begun implementing its business plan and is attempting to secure additional funding to continue expansion of our services and products. The Company has not had any significant revenues generated from its business operations since inception. Until the Company is able to generate any consistent and significant revenue, it may be required to raise additional funds by way of equity or debt financing.

Our Market

Advances in horizontal drilling and hydraulic fracturing have opened up vast amounts of acreage for domestic and oil and gas production. This has resulted in millions of mineral acres becoming potential target acquisitions.

Intellectual Property

We do not have any proprietary technology, know-how or intellectual property.

Dependence on Key Customers

We do not expect to be dependent on any key customers.

Federal Regulation and Our Business

The oil and gas business is subject to extensive governmental regulation under which, among other things, rates of production from our wells may be fixed. Governmental regulation also may limit or otherwise affect the market for wells’ production and the price which may be paid for that production. Governmental regulations relating to environmental matters could also affect our operations. The nature and extent of various regulations, the nature of other political developments and their overall effect upon us are not predictable. While we do not intend to drill or operate wells, we may be irreparably harmed by a change in enforcement by the federal government.

Employees

We currently operate with (three) 3 full time employees and no part time employees. We also engage consultants on an as-needed-basis to provide specific expertise and other business functions. None of our employees or consultants are currently covered by a collective bargaining agreement. We have had no labor-related work stoppages and we believe our relations with our employees and consultants are excellent.

Environmental Matters

The exploration, development, and production of oil and gas is subject to various federal and state laws and regulations to protect the environment. Various states and governmental agencies are considering, and some have adopted, laws and regulations regarding environmental control which could adversely affect our business. Compliance with such legislation and regulations, together with any penalties resulting from noncompliance therewith, will increase the cost of oil and gas development and production.

Price Control and Possible Energy Legislation

There are currently no federal price controls on oil or gas production so that sales of oil or gas from our operators can be made at uncontrolled market prices. However, there can be no assurance that Congress will not enact controls at any time. No prediction can be made as to what additional energy legislation may be proposed, if any, nor which bills may be enacted nor when any such bills, if enacted, would become effective.

Legal Proceedings

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our director, officer or any affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to our interest.

Recent Transactions

Sale of Assets

On November 27, 2023, the Company entered into a purchase and sale agreement with Carolina Natural Resource Group LLC (“Buyer”) whereby the Company agreed to sell, assign and convey to Buyer 100% of Seller’s right, title and interest in certain oil and gas mineral and royalty interests, overriding royalty interests and other similar interests associated with properties located in DeSoto Parish, Louisiana, Belmont County, Ohio and Laramie County, Wyoming (the “Properties”). The purchase price for the Properties is $150,000.

Settlement

On December 19, 2023, the Company entered into a settlement agreement with (“Cox Settlement Agreement”) with Scott Cox whereby the Company agreed to convey, transfer and assign certain real property owned by the Company and located in Jack County, Texas (the “Jacks Property”) to Scott Cox in exchange for the forgiveness and cancellation of a loan extended by Scott Cox to the Company in the amount of $525,000 (“Loan”). The Cox Settlement Agreement provides for the full release of the Company by Scott Cox for all liabilities and obligations under the Loan and the transfer of the Jacks Property to Scott Cox via quit claim deed.

Our Properties

Verde Bio Holdings, Inc. has mineral and royalty interests in several properties across seven (7) U.S. states. A total of four hundred and twelve (412) reserves cases have been identified and evaluated. These include producing, non-producing and undeveloped wells or leases. As of April 30, 2023, these interests entitled us to receive royalty payments from the producing wells on the acreage underlying our Royalties, with no additional future capital or operating expenses required.

On November 27, 2023, the Company entered into a purchase and sale agreement with the Buyer whereby the Company agreed to sell, assign and convey to Buyer 100% of Seller’s right, title and interest in certain oil and gas mineral and royalty interests, overriding royalty interests and other similar interests associated with the Properties. The purchase price for the Properties is $150,000.

Comparison of Types of Interests

Royalty Interest.    Royalty interests generally result when the owner of a mineral interest leases the underlying minerals to a working interest holder pursuant to an oil and gas lease. Typically, the resulting royalty interest is a cost-free percentage of production revenues for minerals extracted from the acreage. Holders of royalty interests are generally not responsible for capital expenditures or lease operating expenses, but may be responsible for certain post-production expenses, and typically have limited environmental liability. Royalty interests expire upon the expiration of the oil and gas lease.

Mineral Interest.    Mineral interests are perpetual rights of the owner to exploit, mine, and/or produce any or all of the minerals lying below the surface of the property. The holder of a mineral interest has the right to lease the minerals to a working interest holder pursuant to an oil and gas lease.

Non-Participating Royalty Interest (“NPRI”).    NPRI is an interest in oil and gas production that is created from the mineral estate. The NPRI is expense-free, bearing no operational costs of production. The term “non-participating” indicates that the interest owner does not share in the bonus, rentals from a lease, nor the right to participate in the execution of oil and gas leases.

Working Interest.    Working interest holders have the rights to extract minerals from acreage leased pursuant to an oil and gas lease from a mineral interest holder. Holders of working interests are responsible for their pro rata share of capital expenditures and lease operating expenses, but holders of working interests only receive revenues after distributions have first been made to holders of royalty interests and ORRIs. Working interests expire upon the termination or expiration of the underlying oil and gas lease.

Overriding Royalty Interest (“ORRIs”).    ORRIs are created by carving out the right to receive royalties from a working interest. Like royalty interests, ORRIs do not confer an obligation to make capital expenditures or pay for lease operating expenses and have limited environmental liability, however ORRIs may be calculated net of post-production expenses, depending on how the ORRI is structured. ORRIs that are carved out of working interests are linked to the same underlying oil and gas lease that created the working interest, and therefore, such ORRIs are typically subject to expiration upon the expiration or termination of the oil and gas lease.

MANAGEMENT OF SSTC FOLLOWING THE MERGER

Executive Officers and Directors of SSTC Following The Merger

The business and affairs of SSTC will be managed by or under the direction of the SSTC Board of Directors following the Merger. The executive officers and directors of the SSTC effective as of the Effective Time will be:

Name	Age	Title
Scott A. Cox	51	President, Chief Executive Officer and Chief Financial Officer and Director

Biographical information for SSTC’s executive officers and directors following the Merger is set forth below.

Scott Cox has served as Chief Executive Officer and sole director of Verde since November 20, 2019. Mr. Cox served as the President and Chief Operating Officer of NewBridge Global Ventures, Inc, (OTC: NBGV) from October 2017 to September 2018, where he led a transition into the legal cannabis space and the successful merger with a family owned consortium of companies. Since October 2015, Mr. Cox has served as a Principal in Basin Capital, Inc., a private family office focused on the acquisition and divestiture of oil and gas properties and various entrepreneurial ventures. Prior to Basin Capital, from July 2013 to October 2015, Mr. Cox served in various private and public companies in oil and gas and other sectors and in a number of entrepreneurial ventures. Mr. Cox attended Eastern New Mexico University where he studied Business Administration. We believe that Mr. Cox is qualified to serve as the President, Chief Executive Officer and Chief Financial Officer and director of SSTC because of his over 25 years of experience in the management and operations of public and private companies.

Board Composition

Effective as of the Effective Time, the SSTC Board of Directors will consist of Scott Cox. At a later date, Mr. Cox, as sole director, intends to expand the size of the SSTC Board of Directors to be comprised of up to five individuals and to fill the resulting vacancies, at least one of whom is expected to qualify as an “independent director” (as defined under the rules of the Nasdaq and the SEC). No candidates have been identified as of the date of this joint proxy statement/prospectus. The primary responsibilities of the SSTC Board of Directors will be to provide oversight, strategic guidance, counseling and direction to SSTC’s management. The SSTC Board of Directors following the Merger will meet on a regular basis and additionally as required.

In accordance with the terms of the SSTC Amended and Restated Bylaws, which will be effective prior to the Merger, each director on the SSTC Board of Directors will hold office for a one year term expiring at the next annual meeting of stockholders following his or her election and until his or her successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which such vacancy occurred and until the election and qualification of his or her successor. Directors need not be residents of the State of Nevada or stockholders of SSTC.

Director Independence

Once the SSTC Board of Directors is fully constituted, the SSTC Board of Directors is expected to consist of a majority of “independent directors,” as defined under the rules of the Nasdaq and SEC relating to director independence requirements. In addition, the SSTC Board of Directors following the Merger will be subject to the rules of the SEC relating to the membership, qualifications, and operations of the audit committee, as discussed below. Our independent directors will have at least one meeting a year at which only independent directors are present.

Role of the SSTC Board after the Merger in Risk Oversight/Risk Committee

One of the key functions of the SSTC Board of Directors will be informed oversight of SSTC’s risk management process. The SSTC Board of Directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the SSTC Board of Directors as a whole, as well as through various standing committees of the SSTC Board of Directors that address risks inherent in their respective areas of oversight. In particular, the SSTC Board of Directors will be responsible for monitoring and assessing strategic risk exposure and SSTC’s audit committee will have the responsibility to consider and discuss SSTC’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

SSTC’s audit committee will monitor compliance with legal and regulatory requirements, and the compensation committee will also assess and monitor whether SSTC’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board Committees

The SSTC Board of Directors expects that once it is fully constituted that it will have three standing committees, an audit committee, a compensation committee and a nominating and corporate governance committee. Following the Closing committees and the committees are established, copies of the charters for each committee will be available on SSTC’s website, https://www.sensasuretech.com/. Until the establishment of each committee, the respective functions that would have been performed by such committee will be performed by the SSTC Board of Directors.

Audit Committee

SSTC does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on SSTC Board of Directors. All current members of the SSTC Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities. SSTC has not yet employed an audit committee financial expert on the SSTC Board of Directors due to the inability to attract such a person.

The SSTC intends to establish an audit committee of the SSTC Board of Directors, which will consist of independent directors. The audit committee’s duties will be to recommend to the SSTC Board of Directors the engagement of an independent registered public accounting firm to audit the SSTC’s financial statements and to review SSTC’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the SSTC Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee

The SSTC intends to establish a compensation committee of the SSTC Board of Directors, which will consist of independent directors. The compensation committee’s duties will be to assist the SSTC Board of Directors in discharging its responsibilities relating to setting SSTC’s compensation program and compensation of its executive officers and directors; monitoring any SSTC incentive and equity-based compensation plans, as applicable; and preparing the compensation committee report required to be included in any proxy statement or prospectus required to be filed by SSTC under the rules and regulations of the SEC.

Nominating and Corporate Governance Committee

The SSTC intends to establish a nominating and governance committee of the SSTC Board of Directors, which will consist of independent directors. The SSTC Board of Directors takes a critical role in guiding SSTC’s strategic direction and oversees SSTC’s management. SSTC Board of Director candidates will be considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment. While the SSTC Board of Directors seeks a diversity of experience, viewpoints and backgrounds on the Board, SSTC has not established a formal policy regarding diversity in identifying directors. The nominating and governance committee’s duties will be to carry out the responsibilities delegated by the SSTC Board of Directors relating to SSTC’s director nominating process and procedures, developing and maintaining SSTC’s corporate governance policies, and any related matters required by the federal securities laws.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Limitation on Liability and Indemnification of Directors and Officers

The SSTC Amended and Restated Articles of Incorporation will limit SSTC’s directors’ and officers’ liability to the fullest extent permitted under the NRS. The SSTC Amended and Restated Articles of Incorporation will require us to indemnify, to the maximum extent permitted by the NRS in effect from time to time, any present or former member of the SSTC Board of Directors or officer of SSTC, and any individual who, while a present or former member of the SSTC Board of Directors or officer of SSTC and, at our request, serves or has served as a director, officer, partner, manager, employee or agent of another company, corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, and who is made or threatened to be made by a party to, or witness in, the proceeding by reason of his or her present or former service in that capacity. Except with respect to proceedings to enforce rights to indemnification, SSTC is required to indemnify a member of the SSTC Board of Directors or officer of SSTC as described in this paragraph in connection with a proceeding initiated by him or her against SSTC only if such proceeding was authorized by the SSTC Board of Directors. Under the SSTC Amended and Restated Articles of Incorporation, we also will be required to advance expenses to a member of the SSTC Board of Directors or officer of SSTC, without a preliminary determination of ultimate entitlement to indemnification as provided above for a Nevada corporation. The SSTC Amended and Restated Articles of Incorporation also will permit us, with the approval of the SSTC Board of Directors, to obligate ourselves to indemnify and advance expenses to certain other persons, including any present or former employee, manager or agent of us. NRS provides that directors and officers of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors or officers, except for liability:

•        for any transaction from which the director or officer derives an improper personal benefit;

•        for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        for any unlawful payment of dividends or redemption of shares; or

•        for any breach of a director’s or officer’s duty of loyalty to the corporation or its stockholders.

If the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of SSTC’s directors and officers will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

In addition, SSTC may enter into separate indemnification agreements with SSTC’s directors and officers. These agreements, among other things, may require SSTC to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of SSTC’s directors or officers or any other company or enterprise to which the person provides services at SSTC’s request. We believe provisions in the SSTC Amended and Restated Articles of Incorporation and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

SSTC plans to maintain a directors’ and officers’ insurance policy pursuant to which SSTC’s directors and officers are insured against liability for actions taken in their capacities as directors and officers.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

The SSTC Board of Directors has adopted a code of ethics (the “Code of Ethics”), applicable to all of SSTC’s employees, executive officers and directors. The Code of Ethics will be available on SSTC’s website, https://www.sensasuretech.com/. Information contained on or accessible through SSTC’s website is not a part of this joint proxy statement/prospectus, and the inclusion of SSTC’s website address in this joint proxy statement/prospectus is an inactive textual reference only. SSTC’s Board of Directors following the Merger, or a duly appointed committee thereof, will be responsible for overseeing the Code of Ethics and must approve any waivers of the Code of Ethics for employees, executive officers and directors. We expect that any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on SSTC’s website.

Executive Officer and Employee Director Compensation

In connection with his employment as President, Chief Executive Officer and Chief Financial Officer of SSTC following the Effective Time, Mr. Cox will receive an annual base salary of $250,000. Mr. Cox is not expected to receive additional compensation for his service as a director of SSTC. Mr. Cox may also receive a bonus or awards of equity compensation or other benefits as may be determined by the SSTC Board of Directors from time to time.

Non-Employee Director Compensation

We expect SSTC’s Board of Directors to review director compensation periodically to ensure that director compensation remains competitive such that SSTC is able to recruit and retain qualified directors. Following the Merger, SSTC intends to develop a non-employee director compensation program that is designed to align compensation with SSTC’s business objectives and the creation of stockholder value, while enabling SSTC to attract, retain, incentivize and reward directors who contribute to the long-term success of SSTC.

VERDE EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation paid to our executive officers during the twelve-month periods ended April 30, 2023 and 2022:

Officer/Position	Fiscal Year Ended 4/30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Cox	2022	180,000	190,000	—	—	—	—	—	$370,000
(Chief Executive Officer and Director)	2023	185,000	40,000	—	—	—	—	—	$225,000

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

The Company has not issued any equity compensation any officer or director.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

Verde does not currently have a compensation committee of the Verde Board of Directors. The Verde Board of Directors as a whole determines executive compensation.

Compensation of Directors

Verde’s directors receive no extra compensation for their service on the Verde Board of Directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF VERDE

The following discussion and analysis of Verde’s financial condition and results of operations should be read together with Verde’s consolidated financial statements and the related notes appearing elsewhere in this joint proxy statement/prospectus. This discussion and other parts of this joint proxy statement/prospectus contain forward-looking statements that involve risks and uncertainties, such as statements regarding Verde’s plans, objectives, expectations, intentions and projections. Verde’s actual results could differ materially from those described in or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the “Risk Factors” section of this joint proxy statement/prospectus.

Verde Overview

Verde Bio Holdings, Inc. is a growing U.S. energy company based in Frisco, Texas.

Our Business Strategy and Products and Services

Verde is engaged in the investment of mineral and royalty rights in high-probability, lower risk onshore oil and gas properties within the major oil and gas plays in the U.S. Verde’s dual-focused growth strategy relies primarily on leveraging management’s expertise to grow through the strategic investment in nonoperating working interests and royalty interests with the goal of developing into a major company in the industry.

Verde is an oil and gas investment asset management firm focused on the acquisition and exploitation of upstream energy assets, specifically targeting mineral interests, royalty interests and non-operated working interests. Verde does not drill wells and does not operate wells.

Verde’s management team has a long-term track record of successfully growing and managing public companies as well as identifying and acquiring non-operated working interests and mineral and royalty interests throughout the prominent plays in the United States.

Verde’s goal is to purchase assets being operated by well-backed, top-notch operators but are being overlooked by larger firms, thereby allowing Verde to aggregate and diversify its exposure to operators and geology within any particular play. Verde’s investment targets are royalty interests in producing properties with steady cash flow and infill drilling opportunities, and non-operated working interests in proven oil/liquids plays alongside best-in-class operators. Verde’s management team has been successfully pursuing this investment strategy for many years and has played a pivotal role in the acquisition and divestiture of >$80 million deals to date.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Significant estimates include the value of share-based payments. Amounts could materially change in the future.

Year Ended April 30, 2023 and April 30, 2022

Results of Operations

Working Capital

	April 30, 2023	April 30, 2022
	$	$
Current Assets	97,748	295,873
Current Liabilities	1,839,182	1,453,145
Working Capital (Deficit)	(1,741,434)	(1,157,272)

Cash Flows

	April 30, 2023	April 30, 2022
	$	$
Cash Flows used in Operating Activities	(872,226)	(1,150,005)
Cash Flows used in Investing Activities	148,015	(5,679,020)
Cash Flows from Financing Activities	608,841	4,882,334
Net change in Cash During Year	(115,370)	(1,946,691)

Operating Revenues

During the fiscal year ended April 30, 2023, the Verde recorded revenues of $926,099 compared to revenues of $719,998 during the fiscal year ended April 30, 2022. Revenues were derived from royalties earned from oil and gas interests. The increase is due to the fact that Verde increased its investment in additional royalty producing properties from the beginning of last year in order to generate additional royalty revenue income which led to an increase in revenue during fiscal year 2023 compared to fiscal year 2022.

Operating Expenses and Net Loss

During the fiscal year ended April 30, 2023, Verde recorded operating expenses of $2,566,025 compared to $3,870,118 during the fiscal year ended April 30, 2022, a decrease of $1,304,093. The decrease in operating expenses was due to an impairment loss in the carrying value of Verde’s oil and gas properties in fiscal year 2022 for $1,266,046. Verde also recorded an increase in project expenditures from $84,622 to $415,140 as a result of a one time commitment fee of $379,000, as well as costs incurred to identify and perform due diligence on potential oil and gas acquisitions. All other operating expenses were consistent to prior year as Verde focused its current year operations on maintaining and operating its existing line of oil and gas properties whereas fiscal year 2022 involved more acquisitions of oil and gas properties as Verde was building up its portfolio.

Net loss for the fiscal year ended April 30, 2023 was $1,774,179 as compared with $3,422,146 during the fiscal year ended April 30, 2022. In addition to the effects of the increase in royalty revenues combined with the decrease in operating expenses, Verde saw a decline in interest and finance charges from $236,748 in fiscal year 2022 to $153,892 in fiscal year 2023. Furthermore, Verde incurred a one-time commitment fee of $40,000 in fiscal year 2022 was not incurred in the current year. For the fiscal year ended April 30, 2023, Verde recorded a loss per share of $0.00 which is consistent with the fiscal year ended April 30, 2022.

Liquidity and Capital Resources

As of April 30, 2023, Verde had cash of $25,836 and total assets of $4,160,238 compared to cash of $141,206 and total assets of $5,085,057 as at April 30, 2022. The decrease in cash is based on the fact that, although revenues and operating cash flows have improved from the prior year, Verde continues to rely on proceeds from financing activities to support its ongoing expenditures. In addition to the decrease in cash, the overall decrease in total assets is based on the decrease in oil and natural gas properties of $619,634 due primarily to depletion of the carrying value based on the royalty incomes generated by Verde’s assets.

As of April 30, 2023, Verde had total liabilities of $1,839,182 compared with total liabilities of $1,474,482 as at April 30, 2022. The increase in total liabilities is based on $260,855 of carrying value for a convertible note payable that was issued during the year for proceeds of $410,000, of which $217,159 has been repaid as at April 30, 2023, and $42,000 of amounts owing to the Chief Executive Officer (“CEO”) of Verde. Furthermore, Verde had an increase in accounts payable and accrued liabilities of $118,736 which is due to timing differences between the receipt of expenditures and the cash payment of day-to-day operating expenses incurred by Verde, and was offset by a decrease in the carrying value of the lease liability of $56,891, which is due to expired in fiscal year 2024.

As of April 30, 2023, Verde had a working capital deficit of $1,741,434 compared with a working capital of $1,157,272 as of April 30, 2022. The increase in the working capital deficit from prior year was attributed the use of short-term financing to continue to sustain the operations of Verde.

During the year ended April 30, 2023, Verde issued 350,111,699 shares of Verde Common Stock with a fair value of $350,112 upon the conversion of 581 Series C Preferred Stock in addition to the issuance of 13,600,000 shares of Verde Common Stock with a fair value of $98,660 for services incurred to a third-party consultant.

Cash Flows from Operating Activities

During the fiscal year ended April 30, 2023, Verde used $872,226 of cash for operating activities compared with $1,150,005 of cash for operating activities during the fiscal year ended April 30, 2022. The decrease in cash used for operating activities represents the fact that Verde’s portfolio of oil and gas assets generated an increase in revenues from fiscal year 2022 which helped with Verde’s overall operating cash shortfall.

Cash Flows from Investing Activities

During the fiscal year ended April 30, 2023, Verde received $148,015 of cash for investing activities compared to the incurrence of $5,679,020 from investing activities during the fiscal year ended April 30, 2022. During fiscal year 2022,Verde’s focus was on acquisition of oil and gas assets and properties to build up its portfolio, while the current year focus was on maintaining and deriving revenues from its previously acquired oil and gas assets. Furthermore, during fiscal year 2023, Verde sold one property for proceeds of $175,000.

Cash Flows from Financing Activities

During the fiscal year ended April 30, 2023, Verde received $608,841 of proceeds from financing activities compared to proceeds of $4,882,334 during the fiscal year ended April 30, 2022. The decrease in proceeds from financing activities was based on the fact that Verde closed a private placement financing of shares of Verde Common Stock in fiscal year 2022 for $3,920,500 less share issuance costs of $33,166, which was not replicated during fiscal year 2023. Furthermore, Verde received $374,000 from issuance of shares of Verde Series C Preferred Stock compared to $1,000,000 received from Series C preferred shares during fiscal year 2022. The decreases were offset by loan proceeds of $452,000 received during fiscal year 2023 which was offset by loan repayments of $217,159.

Nine months ended January 31, 2024 and January 31, 2023

Results of Operations

Working Capital

	January 31, 2024	January 31, 2023
	$	$
	(unaudited)
Current Assets	104,378	165,309
Current Liabilities	1,596,787	1,576,68
Working Capital Deficit	(1,492,409)	(1,411,373)

Cash Flows

	January 31, 2024	January 31, 2023
	$	$
	(unaudited)	(unaudited)
Cash Flows used in Operating Activities	(943,209)	(717,018)
Cash Flows provided by (used in) Investing Activities	479,869	(148,015)
Cash Flows provided by Financing Activities	449,065	477,860
Net increase (decrease) in Cash During Period	14,275	(91,143)

Operating Revenues

Three Months Ended January 31, 2024

During the three months ended January 31, 2024, Verde earned royalty revenues of $75,991 compared to royalty revenues of $170,312 for the three months ended January 31, 2023. The revenue is derived from Verde‘s interests in various oil and gas properties and the decrease in royalty revenues in the current period was attributed to lower production by the operators due to lower oil and gas prices as well as the sale of oil and gas properties during the current year. As part of the revenues generated from the oil and gas properties, Verde recorded depletion expense of $47,003 during the three months ended January 31, 2024 compared to depletion expense of $84,700 during the three month period ended January 31, 2023 which represents the proportionate use of the produced units in the properties relative to proven and probable reserves.

Nine Months Ended January 31, 2024

During the nine months ended January 31, 2024, Verde earned royalty revenues of $211,181 compared to royalty revenues of $794,578 for the nine months ended January 31, 2023. The revenue is derived from Verde’s interests in various oil and gas properties and the decrease in royalty revenues in the current period was attributed to lower production by the operators due to lower oil and gas prices as well as the sale of oil and gas properties during the current year. As part of the revenues generated from the oil and gas properties, Verde recorded depletion expense of $142,286 during the nine months ended January 31, 2024 compared to depletion expense of $395,916 during the period ended January 31, 2023 which represents the proportionate use of the produced units in the properties relative to proven and probable reserves.

Operating Expenses and Net Loss

Three Months Ended January 31, 2024 Compared to Three Months Ended January 31, 2023

During the three months ended January 31, 2024, Verde incurred operating expenses of $486,481 compared to operating expenses of $584,489 during the three months ended January 31, 2023. The decrease in operating expenses was due to an overall decrease in operating activities for the current year compared to prior year due to lower oil and gas prices, as highlighted by a decline of $178,591 in general and administrative costs, and $37,697 decrease in depletion expense as Verde incurred less costs in analyzing new potential acquisitions and current operations, but was offset by an increase in professional fees of $105,520 relating to legal fees and expenses in connection with the pending Merger.

Net loss for the three months ended January 31, 2024 was $1,493,092 compared to a net loss of $439,836 during the three months ended January 31, 2023. The increase in the net loss was attributed to lower revenues for the current period. In addition to net operating loss, Verde recorded a loss of $1,070,842 relating to the settlement of outstanding related party debts with property located in Jack County.

For the three months ended January 31, 2024 and 2023, Verde recorded a net loss of $1,493,092 and $439,836, respectively, which resulted in a basic and diluted net loss per share of $0.00 for both periods.

Nine Months Ended January 31, 2024 Compared to Nine Months Ended January 31, 2023

During the nine months ended January 31, 2024, Verde incurred operating expenses of $1,251,952 compared to operating expenses of $2,032,491 during the nine months ended January 31, 2023. The decrease in operating expenses was due to an overall decrease in operating activities for the current year compared to prior year due to lower oil and gas prices, as highlighted by a decline of $542,614 in general and administrative costs, $67,265 decrease in consulting expenses, and $15,147 decrease in project expenditures as Verde incurred less costs in analyzing new potential acquisitions. Verde also saw a decrease in depletion expense of $253,630 due in part to an overall decrease in production, which also resulted in a comparable decrease in royalty revenues earned by Verde. The decreases were offset by an increase in professional fees of $97,788 relating to legal fees and expenses in connection with the pending Merger.

Net loss for the nine months ended January 31, 2024 was $2,141,800 compared to a net loss of $1,333,835 during the nine months ended January 31, 2023. In addition to operating expenses, Verde recorded a loss of $1,070,842 relating to the settlement of outstanding related party debts. Verde also incurred finance charges of $30,510 and interest expense of $11,562, which was lower than the comparative 2023 period which showed finance charges of $56,160 and interest expense of $39,762, as Verde utilized lower amounts of debt financing given the fact that Verde divested of some investment property and corresponding debt. Verde also recorded other revenue of $11,885 relating to sublease revenues.

For the nine months ended January 31, 2024 and 2023, Verde recorded a net loss of $2,141,800 and $1,333,835, respectively, and a basic and diluted net loss per share of $0.00 per share for both periods.

Liquidity and Capital Resources

As at January 31, 2024, Verde had cash of $11,561 and total assets of $1,882,562 compared to cash of $25,836 and total assets of $4,160,238 as at April 30, 2023. Overall, Verde saw a decrease in cash due to the fact that Verde is spending more cash on its operating activities compared to cash flows generated from its royalty income and supported by additional cash financing from investing and financing activities. The decrease in total assets was due to lower accounts receivable of $18,835 due to lower royalty revenues during the year, as well as a decrease in property and equipment of $1,642,290 and oil and gas properties of $622,155 due to the sale of properties

Verde had total liabilities of $1,596,787 as at January 31, 2024 compared to $1,839,182 as at April 30, 2023. The decrease in liabilities was due to a decrease in accounts payable of $63,873, and a decrease in convertible notes payable of $195,688 due to the repayments and conversions of outstanding convertible notes during the year.

As of January 31, 2024, Verde had a working capital deficit of $1,492,409 compared to a working capital deficit of $1,741,434 as at April 30, 2023. The increase in the working capital deficit was based on the use of cash for operating activities that was supported by financing proceeds. These factors raise substantial doubt regarding Verde’s ability to continue as a going concern. The unaudited condensed consolidated financial statements included in this joint proxy statement/prospectus does not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should Verde be unable to continue as a going concern.

In 2022, Verde entered into a stock agreement that allowed investors to purchase up to 250 shares of Series C Preferred Stock at $1,000 per share for aggregate gross proceeds of $250,000. As at January 31, 2024, the Company had 836 shares of Series C Preferred Stock outstanding compared to 845 shares of Series C Preferred Stock outstanding at April 30, 2023. During the nine months ended January 31, 2024, Verde issued an additional 106 Series C shares and issued 387,555,556 Verde Common Stock upon the conversion of 115 shares of Series C Preferred Stock.

Verde expects to continue to finance its future operations primarily through certain of its stockholders, through the incurrence of debt, through public offerings and through other strategic financing opportunities. In the event that Verde requires additional funding to finance the growth of Verde’s current and expected future operations as well as to achieve our strategic objectives, certain stockholders of Verde have indicated their intent and ability to provide additional equity financing. Absent additional capital raising, we do not believe that our existing cash and cash equivalents and sources of liquidity will be sufficient to fund our operations for at least the next twelve months.

Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that Verde will achieve any additional sales of the equity securities or arrange for debt or other financing to fund planned acquisitions and exploration activities.

Verde has not attained profitable operations and is dependent upon obtaining financing to pursue any extensive acquisitions and activities. During the nine months ended January 31, 2024, Verde incurred a net loss of $2,141,800 and used cash of $943,209 for operating activities. At January 31, 2024, Verde had a working capital deficit of $1,492,409 and an accumulated deficit of $18,174,870.

Cash Flow from Operating Activities

During the nine months ended January 31, 2024, Verde used $943,209 of cash for operating activities compared to $717,018 of cash for operating activities during the nine months ended January 31, 2023. The increase in the use of cash for operating activities was due to a decrease in overall royalty income, which decreased the cash inflows from operating activities compared to prior year, as expenditures and use of cash for operating expenses were consistent with prior year.

Cash Flow from Investing Activities

During the nine months ended January 31, 2024, Verde received cash inflows of $479,869 from investing activities compared to cash proceeds of $148,015 during the nine months ended January 31, 2023. Proceeds from investing activities consists of the sale of oil and gas properties for aggregate proceeds of $548,750 less expenditures of $68,881 for oil and gas properties. Comparatively, Verde received proceeds of $175,000 and incurred oil and gas expenditures of $20,000 and acquired equipment for $6,985 during the nine months ended January 31, 2023.

Cash Flow from Financing Activities

During the nine months ended January 31, 2024, Verde received $605,503 of loan proceeds from the Chief Executive Officer of Verde offset by repayments of amounts owed to the Chief Executive Officer of Verde of $42,000. Verde also received proceeds of $80,000 from the issuance of a convertible note offset by repayment of outstanding carrying value of convertible notes of $293,438. Furthermore, Verde received proceeds of $99,000 pursuant to the issuance of shares of Series C convertible preferred stock, par value of $0.001 per share (“Series C shares”).

Off-Balance Sheet Arrangements

Verde does not have any off-balance sheet arrangements.

Critical Accounting Policies

Verde’s financial statements and accompanying notes have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Verde regularly evaluates the accounting policies and estimates that Verde uses to prepare its financial statements. A complete summary of these policies is included in the notes to Verde’s financial statements. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses and related disclosures of contingent liabilities. On an on-going basis, Verde evaluates their own estimates. Verde bases its estimates on historical experience and on various other assumptions that Verde believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Verde believes that the following critical accounting policies affect Verde’s more significant judgments and estimates used in the preparation of its consolidated financial statements:

•        Verde’s revenue consists of royalty payments from mineral leases and oil and gas investments; and

•        Verde reclassified depletion expenses to conform the current period standards. The reclassification had no material impact on Verde’s audited consolidated financial statements.

Recently Issued Accounting Pronouncements

Verde has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and Verde does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

PRINCIPAL STOCKHOLDERS OF SSTC

The following tables set forth certain information with respect to the beneficial ownership of SSTC Common Stock as of the close of business on April 1, 2024 and on a pro forma basis after giving effect to the Merger and the other Transactions by: each of the executive officers of SSTC and members of the SSTC Board of Directors; SSTC’s executive officers and all current members of the SSTC’s Board of Directors as a group; and any person who is known by SSTC to beneficially own more than 5% of the issued and outstanding shares of SSTC Common Stock.

The percentage ownership information is based upon 56,349,183 shares of SSTC Common Stock outstanding as of April 1, 2024 and following the Merger and the other Transactions, assumes the issuance of 35,027,770 shares of SSTC Common Stock, 1,664 shares of SSTC Class A Preferred Stock and 5,345 shares of SSTC Class B Preferred Stock in the Merger and the other Transactions. SSTC has determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated the address for persons listed in the table is c/o SSTC, 4730 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147.

Security Ownership of SSTC’s Directors, Executive Officers and Greater than 5% Stockholders Before the Merger

	Shares of SSTC Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% Stockholders:
Clarence Chan(1)	14,639,000	25.99%
John Trainor, Erica Trainor and Connell Trainor(2)	7,480,000	13.27%
Directors and Named Executive Officers:
James D. Hiza(3)	—	—%
Directors and Officers as a Group (1 person)	—	—%

____________

(1)      Former Chief Executive Officer, Chief Financial Officer and Director. Clarence Chan has the sole voting and dispositive power over the shares of SSTC Common Stock that he beneficially owns.

(2)      John Trainor, Erica Trainor and Connell Trainor are family affiliations. Erica Trainor is the spouse and Connell Trainor is the son of John Trainor. John Trainor has the sole voting and dispositive power over the shares of SSTC Common Stock that he, Erica Trainor and Connell Trainor beneficially own.

(3)      Current Director, President and Treasurer.

Security Ownership of SSTC’s Directors, Executive Officers and Greater than 5% Stockholders Following the Merger

	Shares of SSTC Common Stock Beneficially Owned		Shares of SSTC Class A Preferred Stock Beneficially Owned		Shares of SSTC Class B Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent	Number	Percent	Number	Percent
Greater than 5% Stockholders:
Clarence Chan(1)	14,639,000	16.02%	—	—%	—	—%
John Trainor, Erica Trainor and Connell Trainor(2)	7,480,000	8.19%	—	—%	—	—%
Li Sze Tang(3)	26,884,000	29.42%	—	—%	—	—%
GHS Investments, LLC(4)	—	—%	—	—%	5,345	100%
Directors and Named Executive Officers:
Scott A. Cox(5)(6)	121,541	* %	1,664	100%	—	—%
Directors and Executive Officers as a Group (1 person)	121,541	* %	1,664	100%	—	—%

____________

*        Less than 1%

(1)      Former Chief Executive Officer, Chief Financial Officer and Director. Clarence Chan has the sole voting and dispositive power over the shares of SSTC Common Stock that he beneficially owns.

(2)      John Trainor, Erica Trainor and Connell Trainor are family affiliations. Erica Trainor is the spouse and Connell Trainor is the son of John Trainor. John Trainor has the sole voting and dispositive power over the shares of SSTC Common Stock that he, Erica Trainor and Connell Trainor beneficially own.

(3)      Includes 23,110,000 shares of SSTC Common Stock to be issued at the Effective Time in connection with that certain consulting agreement with SSTC, dated August 1, 2023, for compensation for services provided thereunder pursuant to the terms of such agreement and the Merger Agreement. Li Sze Tang will have the sole voting and dispositive power over the shares of SSTC Common Stock that he will beneficially own.

(4)      Shares of SSTC Common Stock beneficially owned by GHS excludes 75,807 shares of SSTC Common Stock issuable in the Merger to be held directly by GHS and 8,551,865 shares of SSTC Common Stock issuable upon the conversion of 5,345 shares of SSTC Class B Preferred Stock to be issued to GHS at the Effective Time and 210,195 shares of SSTC Common Stock issuable upon conversion of the SSTC Warrants to be issued to GHS at the Effective Time. Subject to adjustments, each share of SSTC Class B Preferred Stock will be convertible, at the option of the holder thereof, at any time after the date of issuance of such share into a number of shares determined by dividing $1,200 by the conversion price, which is the amount equal to the lower of $0.75 and 100% of the lowest VWAP of the shares of SSTC Common Stock during the fifteen (15) trading days immediately preceding, but not including, the date that such holder elects to convert in accordance with the terms of the certificate of designation for the SSTC Class B Preferred Stock. GHS will have the sole voting and dispositive power over the shares of SSTC Common Stock and SSTC Class B Preferred Stock that they beneficially own.

(5)      Will become President, Chief Executive Officer and Chief Financial Officer and sole director at the Effective Time.

(6)      Shares of SSTC Common Stock beneficially owned by Mr. Cox includes 1,664 shares of SSTC Common Stock issuable upon the conversion of 1,664 shares of SSTC Class A Preferred Stock to be issued to him at the Effective Time by Mr. Cox. Subject to adjustments, each share of SSTC Class A Preferred Stock will be convertible, at the option of the holder thereof, at any time after the date of issuance of such share into one share of fully paid and non-assessable share of SSTC Common Stock. Mr. Cox will have the sole voting and dispositive power over the shares of SSTC Common Stock that he will beneficially own.

PRINCIPAL STOCKHOLDERS OF VERDE

The following tables set forth certain information with respect to the beneficial ownership of Verde as the close of business on April 1, 2024 (except as noted in the footnotes below), by: the current executive officers of Verde and members of the Verde Board of Directors; Verde’s executive officers and all current members of the Verde Board of Directors as a group; and any person who is known by Verde to beneficially own more than 5% of the issued and outstanding Verde Common Stock.

The percentage ownership information is based upon 2,078,599,390 shares of Verde Common Stock outstanding as of April 1, 2024. Verde has determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated the address for persons listed in the table is c/o Verde, P.O. Box 67, Jacksboro, Texas 76458.

	Shares of Verde Common Stock Beneficially Owned		Shares of Verde Series A Preferred Stock Beneficially Owned		Shares of Verde Series C Preferred Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent	Number	Percent	Number	Percent
Greater than 5% Stockholders:
GHS Investments, LLC(1)	—	—%	—	—%	803	100%
Directors and Named Executive Officers:
Scott A. Cox(2)	36,519,780	1.76%	500,000	100%	—	—%
Directors and Executive Officers as a Group (1 person)	36,519,780	1.76%	500,000	100%	—	—%

____________

(1)      Shares of Verde Common Stock beneficially owned by GHS excludes 22,777,778 shares of Verde Common Stock held directly by GHS and 1,927,200,000 shares of Verde Common Stock issuable upon the conversion of 803 shares of Verde Series C Preferred Stock owned by GHS, including 1,849,919,280 shares of Verde Common Stock which GHS has the right to acquire upon conversion of Verde Series C Preferred Stock above the 4.99% beneficial ownership limitation included in the terms of the Verde Series C Preferred Stock, and 63,157,895 shares of Verde Common Stock issuable upon exercise of the Verde Warrants. The shares of Verde Series C Preferred Stock are convertible by dividing $1,200 by the conversion price, which is the amount equal to 100% of the lowest VWAP of the shares of Verde Common Stock during the fifteen (15) trading days immediately preceding, but not including, the date that such holder elects to convert in accordance with the terms of the certificate of designation for the Verde Series C Preferred Stock. GHS has the sole voting and dispositive power of the shares of Verde Common Stock and Verde Series C Preferred Stock that they beneficially own.

(2)      Includes 500,000 shares of Verde Common Stock issuable upon the conversion of 500,000 shares of Verde Series A Preferred Stock owned by Mr. Cox. Subject to adjustments, each share of Verde Series A Common Stock is convertible, at the option of the holder thereof, at any time after the date of issuance of such share into one share of fully paid and non-assessable share of Verde Common Stock. Mr. Cox has the sole voting and dispositive power of the shares of Verde Common Stock and Verde Series A Preferred Stock that he beneficially owns.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Except as set forth below, none of the directors or executive officers of Verde, nor any person who owned of record or was known to own beneficially more than 5% of the Verde’s outstanding shares of Verde Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect Verde.

On May 26, 2020, Verde issued 20,000,000 shares of its common stock to Scott Cox, Verde’s sole director and Verde’s Chief Executive Officer in exchange for services rendered on behalf of Verde.

On December 19, 2023, Verde entered into an Agreement with (“Settlement Agreement”) with Scott Cox whereby Verde agreed to convey, transfer and assign certain real property owned by Verde and located in Jack County, Texas (the “Jacks Property”) to Mr. Cox in exchange for the forgiveness and cancellation of a loan extended by Mr. Cox to Verde in the amount of $525,000 (“Loan”). The Settlement Agreement provides for the full release of Verde by Mr. Cox for all liabilities and obligations under the Loan and the transfer of the Jacks Property to Mr. Cox via quit claim deed.

During the year ended April 30, 2023 and the nine months ended January 31, 2024, Mr. Cox advanced $42,000 and $80,505 respectively, to Verde for working capital purposes, which is non-interest bearing, unsecured, and due on demand.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•        Disclosing such transactions in reports where required;

•        Disclosing in any and all filings with the SEC, where required;

•        Obtaining disinterested directors’ consent; and

•        Obtaining stockholder consent where required.

COMPARISON OF RIGHTS OF SSTC STOCKHOLDERS AND VERDE STOCKHOLDERS

If the Merger is consummated, Verde stockholders will become SSTC stockholders. The rights of Verde stockholders are currently governed by and subject to the provisions of the NRS, the Verde articles of incorporation and the Verde bylaws. Upon the consummation of the Merger, the rights of the former Verde stockholders who receive SSTC Common Stock, SSTC Class A Preferred Stock or SSTC Class B Preferred Stock in connection with the Merger will continue to be governed by certain provisions of the NRS and will be governed by the SSTC Amended and Restated Articles of Incorporation and SSTC Amended and Restated Bylaws.

The following is a summary comparison of material differences between the rights of Verde stockholders under the NRS and the Verde articles of incorporation and the Verde bylaws, on the one hand, and the rights of stockholders of SSTC under the NRS, SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws (which will be the rights of stockholders of SSTC following the Merger), on the other hand. The summary set forth below is not intended to be an exhaustive discussion of the foregoing and may not contain all the information that is important to you. The following summary is qualified in its entirety by reference to the relevant provisions of (i) the NRS, (ii) the SSTC Amended and Restated Articles of Incorporation, (iv) the Verde articles of incorporation, (v) the SSTC Amended and Restated Bylaws and (vi) the Verde bylaws.

Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. You are urged to read carefully the relevant provisions of the NRS, as well as the governing instruments of each of SSTC and Verde referred to herein, copies of which are available, without charge, to any person or entity, including any beneficial owner to whom this joint proxy statement/prospectus is delivered, by following the instructions under “Where You Can Find More Information.”

Rights of Verde Stockholders	Rights of SSTC Stockholders
Organization
Verde is a Nevada corporation. The rights of Verde stockholders are governed by the NRS, the Verde articles of incorporation and the Verde bylaws.	SSTC is a Nevada corporation. The rights of SSTC stockholders are governed by the NRS, the SSTC Amended and Restated Articles of Incorporation and the SSTC Bylaws.
Capitalization

Verde is authorized to issue an aggregate of 5,010,000,000 shares of capital stock, consisting of 5,000,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, issuable in one or more series.

SSTC will be authorized to issue an aggregate of 2,000,000,000 shares of capital stock, consisting of 1,850,000,000 shares of common stock, par value $0.01 per share and 150,000,000 shares of preferred stock, par value $0.001 per share, issuable in one or more series, and up to 150,000,000 shares of “blank check” preferred stock, of which the SSTC Board of Directors intends to designate up to 2,000 shares as SSTC Class A Preferred Stock and up to 10,000 shares as SSTC Class B Preferred Stock. For a description of the SSTC Class A Preferred Stock and SSTC Class B Preferred Stock, see “Description of SSTC Securities — Preferred Stock” beginning on page 49 of this joint proxy statement/prospectus.

The SSTC Amended and Restated Articles of Incorporation will also allow the SSTC Board of Directors at any time, and from time to time, without stockholder approval, to amend the SSTC Amended and Restated Articles of Incorporation to increase or decrease the aggregate number of shares or shares of any class or series that SSTC has authority to issue.

Rights of Verde Stockholders	Rights of SSTC Stockholders
Special Meetings of the Stockholders

The Verde bylaws provide that special meetings of the stockholders may be called by (i) the President or Secretary of Verde, (ii) the Chairman of the Verde Board of Directors, or (iii) at the request in writing of one or more stockholders owning shares in the aggregate entitled to cast at least a majority of the votes at such meeting.

The SSTC Amended and Restated Bylaws provide that special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the SSTC Amended and Restated Articles of Incorporation, may be called only by resolution of the SSTC Board of Directors.

Number of Directors

The Verde bylaws provide that the number of directors may from time to time be increased or decreased by action of the Verde Board of Directors to not less than one, nor more than nine. The current size of the Verde Board of Directors is one.

The SSTC Amended and Restated Bylaws provide that the number of directors may from time to time be increased or decreased by action of the SSTC Board of Directors to not less than one, nor more than nine. The current size of the SSTC Board of Directors is one.

Removal of Directors

The Verde bylaws provide that any director, or the entire Verde Board of Directors, may be removed from office at any time, provided that the holders of two-thirds (2/3) of the outstanding shares of stock entitled to vote do so at a meeting vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer.

The SSTC Amended and Restated Articles of Incorporation will provide, in part, that a member of the SSTC Board of Directors may be removed, (1) only for cause, at a meeting of stockholders of SSTC properly called for that purpose, by the affirmative vote of 75% of all of the votes entitled to be cast for the election of such director, or (2) with or without cause, by the affirmative vote of 75% of the remaining members of the Board of Directors. It further provides that for purposes of the provisions of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws regarding the removal of a director, “cause” means, with respect to a particular director, the incapacity of such director, such director’s conviction of a felony or a final, non-appealable judgment of a court or arbitration panel of competent jurisdiction holding that such director caused demonstrable, material harm to SSTC through bad faith or active and deliberate dishonesty.

Vacancies on Board of Directors

The Verde bylaws provide that vacancies in the Verde Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds (2/3) of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Verde Board of Directors resulting therefrom shall be filled only by the stockholders.

The SSTC Amended and Restated Articles of Incorporation provide that subject to the provisions of any class or series of shares of capital stock authorized and then outstanding, including a vacancy caused by the death, resignation, retirement, removal or incapacity of any director, or resulting from an increase in the number of directors, may be filled only by the affirmative vote of a majority of the SSTC Board of Directors then remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship In which such vacancy occurred and until the election and qualification of his or her successor or until such director’s earlier death, resignation or removal. If for any reason any or all of the SSTC Board of Directors cease to be directors, such event shall not terminate SSTC or affect the SSTC Amended and Restated Articles of Incorporation or the SSTC Amended and Restated Bylaws.

Rights of Verde Stockholders	Rights of SSTC Stockholders
Limitation of Liability and Indemnification of Directors and Officers

The Verde bylaws provide that every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada, as they may be amended from time to time, against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith.

The expenses of a director or officer, incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer, to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors or officers may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under the bylaws.

Without limiting the application of the foregoing, the Verde Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all time the fullest indemnification permitted under the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer, employee of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The SSTC Amended and Restated Articles of Incorporation will provide, in part, that:

(a)     SSTC must, to the maximum extent permitted by Nevada law in effect from time to time, indemnify, and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of SSTC and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, or (ii) any individual who, while a present or former director or officer of SSTC and at the request of SSTC, serves or has served as a director, officer, partner, member, manager, employee or agent of another real estate investment trust, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advancement of expenses provided in the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws shall vest immediately upon election of a director or officer and neither the amendment nor repeal of the relevant section of the SSTC Amended and Restated Articles of Incorporation, nor the adoption or amendment of any other provision of the SSTC Amended and Restated Articles of Incorporation and the SSTC Amended and Restated Bylaws inconsistent with the relevant provision of the SSTC Amended and Restated Articles of Incorporation, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. SSTC shall have the power, with the approval of the SSTC Board of Directors, to provide such indemnification and advancement of expenses, (x) to a person that served a predecessor of SSTC in any of the capacities described in (i) or (ii) above, and (y) to any employee or agent of SSTC or a predecessor of SSTC. Except as otherwise provided in a provision of the SSTC Amended and Rested Bylaws approved by the SSTC Board of Directors, the relevant section of the SSTC Amended and Restated Articles of Incorporation shall not obligate SSTC to indemnify or advance expenses to any person referenced in (i) or (ii) above for any proceeding initiated by such person against SSTC unless such proceeding was authorized by the SSTC Board of Directors or is a proceeding to enforce rights to indemnification.

Rights of Verde Stockholders	Rights of SSTC Stockholders

(b)    SSTC has the power, with the approval of the SSTC Board of Directors, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any person, including any present or former employee, manager or agent of SSTC, SSTC’s subsidiaries or any affiliate of SSTC or SSTC’s subsidiaries.

Voting Rights

The Verde bylaws provide that when a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question. Each common stockholder of record of the corporation shall be entitled at each meeting of stockholders to one (1) vote for each share of common stock standing in his, her or its name on the books of the corporation. Upon the demand of any common stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

The SSTC Amended and Restated Bylaws will provide that except as otherwise provided in the SSTC Amended and Restated Articles of Incorporation or provisions of the SSTC Amended and Restated Bylaws or mandated by applicable law, and subject to the provisions of any class or series of shares of capital stock hereafter authorized and then outstanding, at a meeting of stockholders of SSTC duly called and at which a quorum is present, with respect to any matter submitted by the SSTC Board of Directors to stockholders of SSTC for approval or otherwise voted upon by stockholders of SSTC, a majority of all the votes cast shall be required to approve the matter. Subject to the provisions of any class or series of capital stock hereafter authorized and then outstanding, on any matter submitted to a vote of stockholders of SSTC, all shares of capital stock then entitled to vote shall, except as otherwise provided in the SSTC Amended and Restated Articles of Incorporation or provisions of SSTC Amended and Restated Bylaws, be voted in the aggregate as a single class without regard to class or series of shares, except that if the SSTC Board of Directors has determined that the matter affects only the interests of one or more series or classes of shares of capital stock, only stockholders of such series or classes shall be entitled to vote thereon. Upon the demand of any common stockholder or member of the SSTC Board of Directors, the vote for directors and the vote upon any question before the meeting shall be by ballot.

Bylaw Amendments

The Verde bylaws provide that the Verde bylaws may be amended by (i) a two-thirds (2/3) vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting or (ii) by the Verde Board of Directors by a majority vote of the entire Verde Board of Directors at any meeting, including the bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Verde bylaws, which shall not be amended by the Verde Board of Directors.

The SSTC Amended and Restated Bylaws will provide that except for any change for which the SSTC Amended and Restated Bylaws require approval by more than a majority vote of the SSTC Board of Directors, the SSTC Amended and Restated Bylaws may be amended or repealed or new or additional bylaws may be adopted only by the vote of a majority of the SSTC Board of Directors.

Rights of Verde Stockholders	Rights of SSTC Stockholders
Dividends and Distributions

The Verde bylaws provide that the Verde Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as above.

The SSTC Amended and Restated Bylaws will provide that the SSTC Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of SSTC after any such record date fixed as above.

Dividends upon the capital stock of SSTC, subject to the provisions of the SSTC Amended and Restated Articles of Incorporation, if any, may be declared by the SSTC Board of Directors at any regular or special meeting.

Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the SSTC Amended and Restated Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of SSTC available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of SSTC or for such other purpose as the directors shall deem conducive to the interests of SSTC, and the directors may modify or abolish any such reserve in the manner in which it was created.

Quorum

The Verde bylaws provide that he holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders or if the voting power necessary to approve a matter for which the meeting has been noticed has not voted in favor of such matter, the stockholders entitled to vote thereat, present in person or represented by proxy, the chairman of the Verde Board of Directors, or a majority of Verde Board of Directors shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented or until the voting power necessary to approve the matter for which the meeting has been noticed has been voted in favor of such matter.

The SSTC Amended and Restated Bylaws will provide that the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the SSTC Amended and Restated Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders or if the voting power necessary to approve a matter for which the meeting has been noticed has not voted in favor of such matter, the Chairman, Chief Executive Officer, or a majority of the SSTC Board of Directors shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented or until the voting power necessary to approve the matter for which the meeting has been noticed has been voted in favor of such matter.

Rights of Verde Stockholders	Rights of SSTC Stockholders
Exclusive Forum
The Verde bylaws are silent on the terms of exclusive forum.

The SSTC Amended and Restated Bylaws will provide that the courts of the State of Nevada shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of SSTC; (2) any action asserting a claim of breach of a duty owed by any director, officer, manager, agent or employee of SSTC to SSTC or the stockholders; (3) any action asserting a claim against SSTC or any director, officer, agent or employee of SSTC arising pursuant to Nevada law or the SSTC Amended and Restated Articles of Incorporation or the SSTC Amended and Restated Bylaws, including any disputes, claims or controversies brought by or on behalf of any stockholder (which, for purposes of the relevant article in the SSTC Amended and Restated Bylaws, shall mean any stockholder of record or any beneficial owner of any class or series of shares of capital stock of SSTC, or any former holder of record or beneficial owner of any class or series of shares capital stock of SSTC), either on his, her or its own behalf, on behalf of SSTC or on behalf of any series or class of shares of capital stock of SSTC or stockholders against SSTC or any director, officer, agent or employee of SSTC, including any disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the SSTC Amended and Restated Articles of Incorporation or the SSTC Amended and Restated Bylaws, including this the relevant article from the SSTC Amended and Restated Bylaws; or (4) any action asserting a claim against SSTC or any director, officer, agent or employee of SSTC governed by the internal affairs doctrine of the State of Nevada.

FUTURE STOCKHOLDER PROPOSALS

SSTC 2024 Annual Meeting of Stockholders and Stockholder Proposals

SSTC did not hold an annual meeting of stockholders in 2023, and does not intend to hold a 2024 annual meeting of stockholders as long as SSTC remains listed on OTCQB and regardless of whether the Merger has been completed. If SSTC determines to hold a 2024 annual meeting of stockholders, a proposal for action to be presented by any stockholder at SSTC’s 2024 annual meeting of stockholders will be acted upon only if the proposal is made pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at SSTC’s principal executive office on or before the date that is a reasonable time before SSTC begins to print and mail its proxy materials to stockholders, in order to be eligible to be included in the proxy statement for the 2024 annual meeting of stockholders. Under Rule 14a-8, SSTC is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met. Proposals should be sent to SSTC’s Secretary at 4730 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147.

Verde 2024 Annual Meeting of Stockholders and Stockholder Proposals

Verde did not hold a 2023 annual meeting of stockholders and does not intend to hold a 2024 annual meeting of stockholders. If Verde determines to hold a 2024 annual meeting of stockholders, a proposal for action to be presented by any stockholder at Verde’s 2024 annual meeting of stockholders will be acted upon only if the proposal is made pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at Verde’s principal executive office on or before the date that is a reasonable time before Verde begins to print and mail its proxy materials to stockholders, in order to be eligible to be included in the proxy statement for the 2024 annual meeting of stockholders. Under Rule 14a-8, Verde is not required to include stockholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met. Proposals should be sent to Verde’s secretary at P.O. Box 67, Jacksboro, Texas 76458.

LEGAL MATTERS

Certain matters of Nevada law, including the validity of the shares of SSTC Common Stock, SSTC Class A Preferred Stock, and SSTC Class B Preferred Stock to be issued have been passed upon for SSTC by Ashcraft and Barr, LLP.

EXPERTS

The financial statements of SensaSure Technologies Inc., as of April 30, 2023 and for the year then ended, incorporated by reference into this joint proxy statement/prospectus, have been audited by Fruci & Associates II, PLLC, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The financial statements of SensaSure Technologies Inc., as of April 30, 2022 and for the year then ended, incorporated by reference into this joint proxy statement/prospectus and the Form S-4 of which it forms a part, have been audited by SRCO, C.P.A., Professional Corporation, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The financial statements of Verde Bio Holdings, Inc. as of April 30, 2023 and 2022, and for the years then ended, included in this joint proxy statement/prospectus, have been audited by Sadler, Gibb & Associates, LLC, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

OTHER MATTERS

As of the date of this joint proxy statement/prospectus, the SSTC Board of Directors and Verde Board of Directors do not know of any matters that will be presented for consideration at the SSTC special meeting or Verde special meeting other than as described in this joint proxy statement/prospectus and the Form S-4 of which it forms a part. In accordance with SSTC’s bylaws, Verde’s bylaws and Nevada law, business transacted at the SSTC special meeting Verde special meeting will be limited to those matters set forth in the accompanying notice of the SSTC special meeting or Verde special meeting, as applicable. Nonetheless, if any other matter is properly presented at the SSTC special meeting or Verde special meeting, or any adjournment or postponement of the special meeting, and are voted upon, including matters incident to the conduct of the meeting, the enclosed proxy card will confer discretionary authority on the individuals named therein as proxies to vote the shares of SSTC Common Stock, Verde Common Stock, Verde Series A Preferred Stock, and Verde Series C Preferred Stock represented thereby as to any such other matters. It is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with their discretion on any such matter.

INCORPORATION BY REFERENCE

SSTC is “incorporating by reference” into this joint proxy statement/prospectus certain information it files with the SEC. This means SSTC is disclosing important information to you by referring you to the documents containing the information. The information that SSTC incorporates by reference is considered to be part of this joint proxy statement/prospectus. Information that SSTC files later with the SEC that is deemed incorporated by reference into this joint proxy statement/prospectus (which does not include information deemed pursuant to the SEC’s rules to be furnished to and not filed with the SEC) will automatically update and supersede information previously included.

SSTC is incorporating by reference into this joint proxy statement/prospectus the documents listed below and any subsequent filings that SSTC makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (excluding information deemed pursuant to the SEC’s rules to be furnished and not filed with the SEC) until the Merger described in this joint proxy statement/prospectus is completed or otherwise terminated:

•        SSTC’s Annual Report on Form 10-K for the fiscal year ended April 30, 2023, filed with the SEC on August 14, 2023 (as amended by SSTC’s Amendment No. 1 to SSTC’s Annual Report on Form 10-K/A for fiscal year ended April 30, 2023. filed with the SEC on March 20, 2024);

•        SSTC’s Quarterly Reports on Form 10-Q for the quarters ended July 31, 2023 filed with the SEC on September 14, 2023 (as amended by SSTC’s Amendment No. 1 to SSTC’s Quarterly Report on Form 10-Q/A for the quarter ended July 31, 2023 filed with the SEC on March 20, 2024), October 31, 2023 filed with the SEC on December 18, 2023 (as amended by SSTC’s Amendment No. 1 to SSTC’s Quarterly Report on Form 10-Q/A for the quarter ended October 31, 2023 filed with the SEC on March 20, 2024) and January 31, 2023 filed with the SEC on March 25, 2024; and

•        SSTC’s Current Reports on Form 8-K filed with the SEC on June 13, 2023, November 1, 2023, December 15, 2023, December 20, 2023 and February 13, 2024.

You may obtain any of the filings incorporated by reference in this joint proxy statement/prospectus from the SEC through its website. You may also obtain a copy of SSTC’s filings with the SEC at no cost by writing to or telephoning SSTC at the following address:

SensaSure Technologies Inc.
4730 S. Fort Apache Rd.
Suite 300
Las Vegas, Nevada 89147
(347) 325-4677
Attn.: Secretary
info@pcgadvisory.com

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

SSTC and Verde have elected to implement the SEC’s householding rules. Accordingly, only one copy of this joint proxy statement/prospectus is being delivered to SSTC stockholders or Verde stockholders residing at the same address, as applicable, unless such stockholders have notified SSTC or Verde, as applicable, of their desire to receive multiple copies of the joint proxy statement/prospectus. If you are an SSTC or Verde stockholder and, at any time, you no longer wish to participate in householding and would prefer to receive a separate joint proxy statement/prospectus, or if you are receiving multiple copies of this joint proxy statement/prospectus and wish to receive only one, please call (i) if you are a SSTC stockholder, (347) 325-4677 or send a written request addressed to SensaSure Technologies Inc., Attn: Secretary, 4790 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147, or (ii) if you are a Verde stockholder, (972) 217-4080 or send a written request addressed to Verde Bio Holdings, Inc., Attn: Secretary, P.O. Box 67, Jacksboro, Texas 76458. If you are a SSTC stockholder and hold shares in street name, you may request a separate copy by calling (347) 325-4677 or sending a written request addressed to SensaSure Technologies Inc., Attn: Secretary, 4790 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147. If you are a Verde stockholder and hold shares in street name, you may request a separate copy by calling (972) 217-4080 or sending a written request addressed to Verde Bio Holdings, Inc., Attn: Secretary, P.O. Box 67, Jacksboro, Texas 76458. For future annual or special meetings, SSTC stockholders may request separate voting materials, or request that SSTC send only one set of proxy materials by contacting SSTC at SSTC’s phone number above or SSTC’s address. For future annual or special meetings, Verde stockholders may request separate voting materials, or request that Verde send only one set of proxy materials by contacting Verde at Verde’s phone number above or Verde’s address.

VERDE BIO HOLDINGS, INC.

INDEX TO FINANCIAL STATEMENTS

Consolidated Financial Statements

For the Years Ended April 30, 2023 and 2022

VERDE BIO HOLDINGS, INC.
Condensed Consolidated Balance Sheets
as of January 31, 2024 and April 30, 2023
(Expressed in U.S. Dollars)

	January 31, 2024	April 30, 2023
	$	$
	(unaudited)
ASSETS

Current Assets

Cash	11,561	25,836
Accounts receivable	53,077	71,912
Prepaid expenses	39,740	—
Total current assets	104,378	97,748

Non-current assets
Right-of-use operating lease asset	—	19,861
Property and equipment, net	1,081,833	2,724,123
Oil and natural gas properties, net based on the full cost method of accounting	696,351	1,318,506
Total assets	1,882,562	4,160,238

LIABILITIES

Current Liabilities

Accounts payable and accrued liabilities	223,099	286,972
Convertible notes payable	65,167	260,855
Due to related party	80,503	42,000
Current portion of operating lease liability	—	21,337
Warrant liabilities	1,228,018	1,228,018
Total Liabilities	1,596,787	1,839,182

TEMPORARY EQUITY

Series C Preferred Stock Designated: 7,600 shares, par value of $0.001 per share
Issued and outstanding: 836 and 845 shares, respectively	1	1
Series C accrued dividends	166,756	109,372
Total Temporary Equity	166,757	109,373

STOCKHOLDERS’ EQUITY

Series A Preferred Stock Designated: 500,000 shares, par value of $0.001 per share
Issued and outstanding: 500,000 shares	500	500
Common stock – 5,000,000,000 common shares, par value of $0.001 per share Issued and outstanding: 1,931,932,723 and 1,543,077,167 common shares, respectively	1,931,153	1,543,078
Common stock issuable
Additional paid-in capital	16,362,235	16,701,175
Accumulated deficit	(18,174,870)	(16,033,070)
Total Stockholders’ Equity	119,018	2,211,683
Total Liabilities and Stockholders’ Equity	1,882,562	4,160,238

(The accompanying notes are an integral part of these condensed consolidated financial statements)

VERDE BIO HOLDINGS, INC.
Condensed Consolidated Statements of Operations
For the three and nine month period ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

	For the three months ended January 31, 2024	For the three months ended January 31, 2023	For the nine months ended January 31, 2024	For the nine Months ended January 31, 2023
	$	$	$	$
Revenue

Mineral property and royalty revenues	75,991	170,312	211,181	794,578

Operating Expenses

Consulting fees	73,197	63,640	229,056	296,321
Depletion expense	47,003	84,700	142,286	395,916
General and administrative	206,944	235,535	556,421	949,035
Depreciation expense	15,482	15,483	46,448	46,099
Professional fees	138,345	32,825	265,650	167,882
Project expenditures	5,510	152,306	12,091	177,238
Total Operating Expenses	486,481	584,489	1,251,952	2,032,491
Net Operating Loss	(410,490)	(414,177)	(1,040,771)	(1,237,913)

Other Income (Expenses)

Finance charges	(11,760)	(15,960)	(30,510)	(56,160)
Interest expense	—	(9,699)	(11,562)	(39,762)
Loss on disposal of property	(1,070,842)		(1,070,842)
Other revenue	—	—	11,885	—
Total Other Income (Expenses)	(1,082,602)	(25,659)	(1,101,029)	(95,922)
Loss Before Income Taxes	(1,493,092)	(439,836)	(2,141,800)	(1,333,835)
Provision for Income Taxes	—	—	—	—
Net Loss	(1,493,092)	(439,836)	(2,141,800)	(1,333,835)
Series C Preferred Stock Dividends	(18,618)	(21,855)	(57,384)	(68,789)
Net Loss to Stockholders	(1,511,710)	(461,691)	(2,199,184)	(1,402,624)
Net Loss Per Share – Basic and Diluted	(0.00)	(0.00)	(0.00)	(0.00)
Weighted Average Shares Outstanding – Basic and Diluted	1,856,601,805	1,367,786,733	1,731,165,090	1,300,490,001

(The accompanying notes are an integral part of these condensed consolidated financial statements)

VERDE BIO HOLDINGS, INC.
Consolidated Statements of Stockholders’ Equity (Deficit)
For the three and nine month period ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

	Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Par Value	Shares	Par Value
	#	$	#	$	$	$	$
Balance – October 31, 2022	500,000	500	1,324,096,144	1,324,097	16,874,287	(15,152,890)	3,045,994

Common shares issued for conversion of Series C preferred stock	—	—	99,425,467	99,426	(99,426)	—	—
Series C preferred stock issued for cash	—	—	—		76,000	—	76,000
Series C preferred stock dividend	—	—	—	—	(21,856)	—	(21,856)
Net loss for the period	—	—	—	—	—	(439,836)	(439,836)
Balance – January 31, 2023	500,000	500	1,423,521,611	1,423,523	16,829,005	(15,592,726)	2,660,302
	Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Par Value	Shares	Par Value
	#	$	#	$	$	$	$
Balance – October 31, 2023	500,000	500	1,755,077,167	1,755,078	16,462,409	(16,681,778)	1,536,209

Series C preferred stock issued for commitment fee	—	—	—	—	6,000	—	6,000
Common shares issued for conversion of Series C preferred stock	—	—	175,555,556	175,556	(175,556)	—	—
Common shares issued for services		—	1,300,000	519		—	519
Series C preferred stock issued for cash	—	—	—	—	88,000	—	88,000
Series C preferred stock dividend	—	—	—	—	(18,618)	—	(18,618)
Net loss for the period	—	—	—	—	—	(1,493,092)	(1,493,092)
Balance – January 31, 2024	500,000	500	1,931,932,723	1,931,153	16,362,235	(18,174,870)	119,018

(The accompanying notes are an integral part of these condensed consolidated financial statements)

VERDE BIO HOLDINGS, INC.
Consolidated Statements of Stockholders’ Equity — (Continued)
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

	Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Par Value	Shares	Par Value
	#	$	#	$	$	$	$
Balance – April 30, 2022	500,000	500	1,179,365,468	1,179,366	16,669,291	(14,258,891)	3,590,266

Series C preferred stock issued for commitment fee	—	—	—	—	11,000	—	4,000
Common shares issued for conversion of Series C preferred stock	—	—	230,556,143	230,557	(230,557)	—	—
Common shares issued for services	—	—	13,600,000	13,600	85,060	—	98,660
Series C preferred stock issued for cash	—	—	—	—	363,000	—	370,000
Series C preferred stock dividend	—	—	—	—	(68,789)	—	(68,789)
Net loss for the period	—	—	—	—	—	(1,333,835)	(1,333,835)
Balance – January 31, 2023	500,000	500	1,423,521,611	1,423,523	16,829,005	(15,592,726)	2,660,302
	Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Par Value	Shares	Par Value
	#	$	#	$	$	$	$
Balance – April 30, 2023	500,000	500	1,543,077,167	1,543,078	16,701,175	(16,033,070)	2,211,683

Series C preferred stock issued for commitment fee	—	—	—	—	7,000	—	7,000
Common shares issued for conversion of Series C preferred stock	—	—	387,555,556	387,556	(387,556)	—	—
Common shares issued for services	—	—	1,300,000	519	—	—	519
Series C preferred stock issued for cash	—	—	—	—	99,000	—	99,000
Series C preferred stock dividend	—	—	—	—	(57,384)	—	(57,384)
Net loss for the period	—	—	—	—	—	(2,141,800)	(2,141,800)
Balance – January 31, 2024	500,000	500	1,931,932,723	1,931,153	16,362,235	(18,174,870)	119,018

(The accompanying notes are an integral part of these condensed consolidated financial statements)

VERDE BIO HOLDINGS INC.
Condensed Consolidated Statements of Cash Flow
For the nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

	For the nine months ended January 31, 2024	For the nine months ended January 31, 2023
	$	$
Operating Activities

Net loss	(2,141,800)	(1,333,835)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of right-of-use asset	19,861	38,380
Depletion expense	142,286	395,916
Depreciation expense	46,448	46,099
Loss on disposal of property and equipment	1,070,842	—
Original issuance discount and issuance fees	17,750	37,160
Shares issued for services	519	98,660
Shares issued or issuable for commitment fees	7,000	11,000

Changes in operating assets and liabilities:
Accounts receivable	18,835	16,408
Prepaid expenses	(39,740)	23,013
Accounts payable and accrued liabilities	(63,873)	(8,118)
Operating lease liability	(21,337)	(41,701)
Net cash used in operating activities	(943,209)	(717,018)

Investing Activities

Acquisition of property and equipment		(6,985)
Oil and gas property expenditures	(68,881)	(20,000)
Proceeds from sale of mineral property	548,750	175,000
Net Cash provided by activities	479,869	148,015

Financing Activities

Proceeds from issuance of series C preferred shares	99,000	363,000
Proceeds from related party loan	605,503	20,000
Repayment of related party loan	(42,000)	—
Proceeds from convertible debentures	80,000	235,000
Repayment of convertible debenture	(293,438)	(140,140)
Net cash provided by financing activities	449,065	477,860

Change in Cash	(14,275)	(91,143)

Cash – Beginning of Period	25,836	141,206
Cash – End of Period	11,561	50,063

Supplemental Disclosures

Interest paid	3,584	16,817
Income taxes	—	—

Non-cash investing and financing activities

Series C preferred stock accrued dividend	(57,384)	(68,789)
Settlement of related party loan	525,000	—
Common stock issued for conversion of Series C preferred stock	387,556	230,557

(The accompanying notes are an integral part of these condensed consolidated financial statements)

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

1.      Nature of Operations and Continuance of Business

Verde Bio Holdings Inc. (the “Company”, “we”, “us” or “our”) was incorporated in the State of Nevada on February 24, 2010. The Company is a growing U.S. energy company based in Frisco, Texas, engaged in the acquisition and development of high-probability, lower risk onshore oil and gas properties within the major oil and gas plays in the U.S. The Company’s dual-focused growth strategy relies primarily on leveraging management’s expertise to grow through the strategic acquisition of non-operating, working interests and royalty interests with the goal of developing into a major company in the industry. Through this strategy of acquisition of royalty and non-operating properties, the Company has the unique ability to rely on the technical and scientific expertise of the world-class energy and power companies operating in the area.

Verde began purchasing mineral and oil and gas royalty interests and surface properties in September 2020 and since such time has completed a total of 18 purchases.

Going Concern

These condensed consolidated financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the period ended January 31, 2024, the Company incurred a net loss of $2,141,800 and used cash of $943,209 for operating activities. As at January 31, 2024, the Company had an accumulated deficit of $18,174,870. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. In the past the Company has relied, and expects to continue to rely on the issuance and sale of shares of common stock (“common shares”) and preferred stock in order to continue to fund its business operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year from the date these financial statements were issued, or March 25, 2024. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.      Summary of Significant Accounting Policies

(a)     Basis of Presentation and Principles of Consolidation

The accompanying condensed consolidated financial statements of the Company should be read in conjunction with the consolidated financial statements and accompany notes filed with the U.S. Securities and Exchange Commission for the fiscal year ended April 30, 2023. These condensed consolidated financial statements are unaudited and have been prepared on the same basis as the annual consolidated financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

These condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and are expressed in U.S. dollars. The condensed consolidated financial statements are comprised of the records of the Company and its wholly owned, inactive subsidiary, IP Control Risk Inc., a Nevada corporation. All intercompany transactions have been eliminated on consolidation. The Company’s fiscal year end is April 30.

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

2       Summary of Significant Accounting Policies (cont.)

(b)    Use of Estimates

The preparation of these condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Company regularly evaluates estimates and assumptions related to the collectability of accounts receivable relating to oil and gas interests which is based on the operator’s production statements, carrying value of oil and gas properties, the useful life, carrying value, and incremental borrowing rate used for right-of-use assets and lease liabilities, the fair value of stock-based compensation, revenue recognition including the calculation of the reserves and the fair value of the reserves for oil and gas interests, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)     Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As of January 31, 2024, the Company had 368,487,455 (April 30, 2023 – 984,228,889) potentially dilutive common shares outstanding.

(d)    Fair Value Measurements

The Company measures and discloses the estimated fair value of financial assets and liabilities using the fair value hierarchy prescribed by U.S. GAAP. The fair value hierarchy has three levels, which are based on reliable available inputs of observable data. The hierarchy requires the use of observable market data when available. The three-level hierarchy is defined as follows:

Level 1 —	quoted prices for identical instruments in active markets;
Level 2 —

quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which significant inputs and significant value drivers are observable in active markets; and

Level 3 —	fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

2       Summary of Significant Accounting Policies (cont.)

Financial instruments consist principally of cash, accounts payable and accrued liabilities, notes payable, convertible debentures and amounts due to related parties. The fair value of cash is determined based on Level 1 inputs. There were no transfers into or out of “Level 3” during the period ended January 31, 2024. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

(e)     Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3.      Right-of-Use Operating Lease Asset and Lease Liability

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the ROU asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the ROU asset result in straight-line rent expense over the lease term. ROU assets and liabilities are recognized at the commencement date of the lease based on the present value of lease payments over the lease term.

On March 11, 2021, the Company entered into a sublease agreement with a sublandlord regarding its office at 5750 Genesis Court, Suite 220, Frisco, Texas 75036. The agreement was treated as an operating lease in accordance with ASC 842, Lease, which resulted in initial recognition of right-of-use asset and lease liability of $122,120. The incremental borrowing rate used in the calculation is 18%. This lease expired on September 30, 2023.

	January 31, 2024	April 30, 2023
	$	$
Components of lease expense were as follows:
Operating lease cost	19,861	52,462

Supplemental cash flow information related to leases:

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	22,143	66,430

Supplemental balance sheet information related to leases:
Operating Leases
Operating lease right-of-use assets	—	19,861
Operating lease liabilities	—	21,337

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

3.      Right-of-Use Operating Lease Asset and Lease Liability (cont.)

	January 31, 2024	April 30, 2023
Weighted Average Remaining Lease Term
Operating leases	—	0.41 years

Weighted Average Discount Rate
Operating leases	18%	18%

Maturities of lease liabilities are as follows:

Year Ending April 30,	Operating Leases	Operating Leases
2024	—	22,143
Less: imputed interest	—	(806)
Total	—	21,337

4.      Royalty Interests in Oil and Gas Properties

$
Balance, April 30, 2023	1,318,506
Acquisition and exploration cost	68,881
Disposal of mineral property	(548,750)
Depletion expense	(142,286)
Balance, January 31, 2024	696,351

On June 19, 2023, the Company entered into a purchase and sale agreement for the sale of 55% of the right, title and interest to certain properties located in Desoto Parish, Louisiana, Belmont County, Ohio and Laramie County, Wyoming for aggregate cash consideration of $398,750.

On November 1, 2023, The Company entered into a purchase and sale agreement for the sale of 100% of the right, title and interest to certain properties located in Desoto Parish, Louisiana, Belmont County, Ohio and Laramie County, Wyoming for aggregate cash consideration of $150,000.

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

5.      Property and Equipment

	Land	Vehicles	Equipment	Leasehold Improvements	Total
	$	$	$	$	$
Cost
Balance, April 30, 2023	2,501,924	125,595	43,180	140,881	2,811,580
Additions	—	—	—	—	—
Disposal	(1,595,842)	—	—	—	(1,595,842)
Balance, January 31, 2024	906,082	125,595	43,180	140,881	1,215,738

Accumulated depreciation
Balance, April 30, 2023	—	37,679	14,558	35,220	87,457
Additions	—	18,839	6,477	21,132	46,448
Balance, January 31, 2024	—	56,518	21,035	56,352	133,905
Balance, April 30, 2023	2,501,924	87,916	28,622	105,661	2,724,123
Balance, January 31, 2024	906,082	69,077	22,145	84,529	1,081,833

6.      Convertible Loans

On January 9, 2023, the Company entered into a convertible loan agreement with an arms-length party for $71,960 net of original issuance discount of $7,710 and legal fees of $4,250. Under the terms of the agreement, the Company incurred a one-time interest charge of $8,635 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $8,060 commencing in March 2023. The loan contained the following default provision: in case of default, the outstanding principal balance would increase to 150% of the principal balance owing at the time of default, and the holder would have the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the common shares for the last 10 trading days prior to default. During the nine months ended January 31, 2024, the Company repaid in full the outstanding principal and accrued and unpaid interest under the convertible loan.

On March 2, 2023, the Company entered into an additional convertible loan agreement with the same arms-length party for $225,874 net of original issuance discount of $24,202 and financing fees of $26,672. Under the terms of the agreement, the Company incurred a one-time interest charge of $27,104 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $25,298 commencing in March 2023. The loan contained the following default provision: in case of default, the outstanding principal balance would increase to 150% of the principal balance owing at the time of default, and the holder would have the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the common shares for the last 10 trading days prior to default. During the nine months ended January 31, 2024, the Company repaid in full the outstanding principal and accrued and unpaid interest under the convertible loan.

On October 4, 2023, the Company entered into an additional convertible loan agreement with the same arms-length party for $97,750 net of original issuance discount of $12,750 and financing fees of $17,750. Under the terms of the agreement, the Company incurred a one-time interest charge of $10,753 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $12,056 commencing on November 15, 2023. If the Company defaults on the loan agreement, the outstanding principal balance will increase to 150% of the principal balance owing at the time of default, and the holder has the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the common shares for the last 10 trading days prior to default. During the period ended January 31, 2024, the Company repaid a total of $36,167 on the convertible loan, comprised of $32,583 of principal and $3,584 of accrued interest. As of January 31, 2024, $65,167 of loan payable balance and $7,168 of accrued interest remain outstanding.

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

7.      Related Party Transactions

(a)     On December 12, 2023, the Company transferred a property located in Jacks County, Texas to the President and Director of the Company to settle a loan balance of $525,000. There was a recorded loss of $1,070,842 on disposal of this property as a result of this settlement.

(b)    As of January 31, 2024, the Company owed $80,503 (April 30, 2023 – $42,000) to the President and Director of the Company which is non-interest bearing, unsecured, and due on demand.

8.      Common Shares

Authorized: 5,000,000,000 common shares with a par value of $0.001 per share.

On May 23, 2023, the Company issued 70,000,000 common shares pursuant to the conversion of 21 shares of Series C convertible preferred stock, par value of $0.001 per share (“Series C shares”).

On July 10, 2023, the Company issued 70,000,000 common shares pursuant to the conversion of 21 Series C shares.

On September 7, 2023, the Company issued 72,000,000 common shares pursuant to the conversion of 21 Series C shares.

On November 13, 2023, the Company issued 86,666,667 common shares pursuant to the conversion of 26 Series C shares.

On November 20, 2023 the Company issued 1,300,000 common shares with a fair value of $519 for consulting services.

On January 4, 2024, the Company issued 88,888,889 common shares pursuant to the conversion of 20 Series C shares.

9.      Preferred Shares

As of January 31, 2024, we had authorized: 500,000 shares of Series A convertible preferred stock, par value of $0.001 per share (“Series A shares”) and 7,600 Series C shares.

Series A Shares

The holder of the Series A shares is entitled to receive dividends equal to the amount of the dividend or distribution per common share payable multiplied by the number of common shares of Series A shares held by such holder are convertible into. Each Series A share is convertible into one common share. The holder of Series A shares is entitled to cast 10,000 votes for every Series A shares held.

Series C Shares

Series C shares activities for the nine months ended January 31, 2024 are as follows:

Balance April 30, 2023	845
Series C preferred stock issued	106
Series C preferred stock converted into common shares	(115)
Balance January 31, 2024	836

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

9.      Preferred Shares (cont.)

On December 3, 2021, the Company entered into a securities purchase agreement (the “December Agreement”) with an arms-length party for the issuance of up to 1,000 Series C shares for $1,000,000 based on the stated value of $1,000 per share. Under the December Agreement, the Company has a put option with regards to the Series C shares. Under the terms of the December Agreement, the Series C shares are non-redeemable, subject to annual dividend payments of 10% and are convertible into common shares of the Company at a discount to the market price of the Company’s common shares at the date of the notice of conversion from the note holder. In addition to the Series C shares, the Company issued an additional 40 Series C shares, with a fair value of $40,000, to the note holder as a commitment fee on the Agreement. During the nine months ended January 31, 2024, the Company issued 387,555,556 common shares upon the conversion of 115 Series C shares. During the nine months ended January 31, 2024 the Company issued 106 Series C shares for $99,000, net of issuance and transaction costs of $7,000. As at January 31, 2024, 600 (April 30, 2023 – 609) Series C shares remained unpurchased and outstanding under the December Agreement.

On May 24, 2022, the Company entered into an additional securities purchase agreement (the “May Agreement”) with an arms-length party for the issuance of up to 250 Series C shares for $250,000. Under the May Agreement, the Company has a put option with regards to the Series C shares. Under the terms of the May Agreement, the Series C shares are entitled to receive dividends at 8% per annum and are convertible into common shares of the Company at a discount to the market price of the Company’s common shares at the date of the notice of conversion from the note holder. As at January 31, 2024, 236 (April 30, 2023 – 236) Series C shares remained unpurchased and outstanding under the May Agreement.

The Series C shares and the accrued dividends relating to the stock are classified as temporary equity. As at January 31, 2024, the Company had 836 (April 30, 2023 – 845) Series C shares with a carrying value of $1 (April 30, 2023 – $1) and recorded accrued dividend payable of $166,756 (April 30, 2023 – $109,372) which is included in temporary equity and offset against additional paid in capital.

In addition to the Series C shares, the Company issued warrants to purchase up to 61,885,671 common shares on December 8, 2021 with a conversion price of $0.01067 per share for a period of five years and warrants to purchase up to 63,157,895 common shares on January 27, 2022 with a conversion price of $0.01045 per share for a period of five years. The fair value of the warrants was $1,228,018 based on the Black-Scholes option pricing model assuming an expected life of 5 years, volatility of 314 – 318%, risk-free rate of 1.2 – 1.7%, and no expected dividends. The fair value of the warrants was treated as a liability as it met the conditions of a liability in accordance with ASC 480, Distinguishing Liabilities from Equity. As the fair value of the warrants were greater than the gross proceeds received on the issuance of the Series C shares, the excess difference of $228,019 was recorded in the statement of operations as a finance cost.

10.    Share Purchase Warrants

	Number of warrants	Weighted average exercise price
		$
Balance, April 30, 2023 and January 31, 2024	125,043,566	0.01

VERDE BIO HOLDINGS INC.
Notes to the Condensed Consolidated Financial Statements
For the three and nine months ended January 31, 2024 and 2023
(Expressed in U.S. Dollars)
(unaudited)

10.    Share Purchase Warrants (cont.)

Additional information regarding share purchase warrants as of January 31, 2024 is as follows:

	Outstanding and exercisable
Range of Exercise Prices	Number of Warrants	Weighted Average Remaining Contractual Life (years)
$
0.01	125,043,566	2.9

11.    Commitments and Contingencies

On May 28, 2020, the Company and an unrelated party entered into equity financing agreement, whereby the investor shall invest up to $5,000,000 over the period of 36 months pursuant to a “put” option held by the Company, subject to certain limitations. The price of the common shares shall be equal to 80% of the lowest traded price during the last 10 trading days leading up to each put notice, subject to a floor of $0.001 per share. As part of the agreement, the Company issued a convertible promissory note to the unrelated party to offset transaction costs of $20,000, which was deemed as earned upon the execution of the agreement. The note is convertible into common shares of the Company at a fixed price of $0.01, which equals the lowest traded price for the common shares on the trading day preceding the execution of the note. As of January 31, 2024 and April 30, 2023, no common shares have been sold pursuant to the equity financing agreement.

12.    Subsequent Event

(a)     On December 11, 2023, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with SensaSure Technologies, Inc. (“SSTC”), a Nevada corporation, and its subsidiary, Formation Mineral Inc. (“Merger Sub”), upon which, at the Effective Time, Merger Sub will be merged with and into the Company (the “Merger”). The separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation of the Merger and as a subsidiary of SSTC. At the closing, the Company’s stockholders will be entitled to receive a number of shares of SSTC capital stock having an aggregate value equal to $10,000,000. If the Merger is completed pursuant to the Merger Agreement, upon the effectiveness of the Merger, as consideration of the Merger: (i) each holder of the common shares will be entitled to receive for every 275 common shares, one share of common stock, par value $0.01 per share of SSTC; (ii) each holder of Series A shares will be entitled to receive for every 275 common shares, one share of Class A convertible preferred stock, par value $0.001 per share, of the SSTC; and (iii) each holder of Series C shares will be entitled to receive for every 0.15 shares, one share of Class B preferred stock, par value $0.001 per share, of SSTC, in each case based on the market price of the SSTC common stock of $0.75 per share, and the number of fully-diluted shares of common shares outstanding, as of February 18, 2024. If the market price of the shares of SSTC common stock or the number of fully-diluted common shares changes before the Effective Time, then the terms of the Merger will remain the same, but the per share Merger consideration payable will change in accordance with the provisions of the Merger Agreement. Subject to the satisfaction or waiver of closing conditions, the Merger is expected to close in the second calendar quarter of 2024.

(b)    On February 19, 2024, the Company issued 88,888,889 common shares with a fair value of $24,000 upon the conversion of 20 Series C shares.

(c)     On March 20, 2024, the Company completed the sale of certain minerals located in Howard County, Texas to an unrelated third party for $272,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Verde Bio Holdings, Inc.:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Verde Bio Holdings, Inc. (“the Company”) as of April 30, 2023 and 2022, the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the two-year period ended April 30, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the two-year period ended April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) related to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgements. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which it relates.

Impairment Assessment of Oil and Gas Properties Impacted by the Company’s Estimation of Proved Reserves

As of April 30, 2023, the Company’s oil and gas properties totaled $1,318,506. As more fully described in Note 2 to the consolidated financial statements, the Company accounts for its oil and gas properties using the full cost method of accounting which requires management to make estimates of proved reserve volumes and future net revenues to assess its oil and gas properties for potential impairment. To estimate the volume of proved reserves and future net revenue, management engaged a third-party reserve engineer specialist who made significant estimates and assumptions including forecasting the production decline rate of producing properties. The estimation of proved reserves is also impacted by management’s judgments and estimates regarding the financial performance of wells associated with proved reserves to determine if wells are expected with reasonable certainty to be economical under the appropriate pricing assumptions required in the estimation of potential impairment assessment. We identified the estimation of proved reserves of oil and gas properties and related impairment as a critical audit matter.

The principal consideration for our determination that the estimation of proved reserves is a critical audit matter is that changes in certain inputs and assumptions, which require a high degree of subjectivity, necessary to estimate the volume and future net revenues of the Company’s proved reserves could have a significant impact on the measurement of potential impairment. In turn, auditing those inputs and assumptions required subjective and complex auditor judgment.

How the Critical Audit Matter was Addressed in the Audit

Our audit procedures related to the estimation of proved reserves included the following, among others.

We obtained an understanding of the Company’s controls relating to management’s estimation of proved reserves for the purpose of assessing the Company’s oil and gas properties for potential impairment.

We evaluated the independence, objectivity, and professional qualifications of the third-party reserve engineer, made inquiries of that specialist regarding the process followed and judgments made to estimate the Company’s proved reserve volumes, and read the reserve report prepared by the third-party specialist.

To the extent key inputs and assumptions used to determine proved reserve volumes and other cash flow inputs and assumptions, including, but not limited to based SEC pricing, historical pricing differentials and ownership interests, we tested management’s process for determining the assumptions, including examining the underlying support on a sample basis. Specifically, our audit procedures involved testing management’s assumptions by performing the following:

•        Recalculated pricing utilized, including validating the prices were the average oil and natural gas prices received by the Company as of the first trading day of each month over the preceding twelve months;

•        Compared the estimated pricing differentials used in the reserve report to realized prices related to revenue transactions recorded in the current year; and

•        Tested the working and net revenue interests used in the reserve report by inspecting land and division order records.

/s/ Sadler, Gibb & Associates, LLC

We have served as the Company’s auditor since 2012.

Draper, UT

PCAOB ID: 3627

August 1, 2023

VERDE BIO HOLDINGS, INC.
Consolidated Balance Sheets
(Expressed in U.S. dollars)

	April 30, 2023	April 30, 2022
	$	$
ASSETS

Current Assets
Cash	25,836	141,206
Accounts receivable	71,912	125,828
Prepaid expenses	—	28,839

Total current assets	97,748	295,873

Non-current assets
Right-of-use operating lease asset	19,861	72,323
Property and equipment, net	2,724,123	2,778,721
Oil and natural gas properties, net based on the full cost method of accounting	1,318,506	1,938,140

Total assets	4,160,238	5,085,057

LIABILITIES

Current Liabilities

Accounts payable and accrued liabilities	286,972	168,236
Convertible notes payable	260,855	—
Due to related party	42,000	—
Current portion of operating lease liability	21,337	56,891
Warrant liabilities	1,228,018	1,228,018

Total Current Liabilities	1,839,182	1,453,145

Non-current portion of operating lease liability	—	21,337

Total Liabilities	1,839,182	1,474,482

TEMPORARY EQUITY

Series C Preferred Stock Designated: 7,600 shares, par value of $0.001 per share
Issued and outstanding: 845 and 1,040 shares, respectively	1	1
Series C accrued dividends	109,372	20,308

Total Temporary Equity	109,373	20,309

STOCKHOLDERS’ EQUITY

Series A Preferred Stock Designated: 500,000 shares, par value of $0.001 per share
Issued and outstanding: 500,000 shares	500	500
Common stock – 5,000,000,000 common shares, par value of $0.001 per share
Issued and outstanding: 1,543,077,167 and 1,179,365,468 common shares, respectively	1,543,078	1,179,366
Common stock issuable		—
Additional paid-in capital	16,701,175	16,669,291
Accumulated deficit	(16,033,070)	(14,258,891)

Total Stockholders’ Equity	2,211,683	3,590,266

Total Liabilities and Stockholders’ Equity	4,160,238	5,085,057

VERDE BIO HOLDINGS, INC.
Consolidated Statements of Operations
(Expressed in U.S. dollars)

	Year ended April 30, 2023	Year ended April 30, 2022
	$	$
Revenue

Mineral property and royalty revenues	926,099	719,998

Operating Expenses

Consulting fees	358,095	381,578
Depletion expense	464,634	565,726
General and administrative	1,056,638	1,321,884
Impairment of oil and gas properties	—	1,266,046
Depreciation expense	61,583	25,874
Professional fees	209,935	224,388
Project expenditures	415,140	84,622

Total Operating Expenses	2,566,025	3,870,118

Net Operating Loss	(1,639,926)	(3,150,120)

Other Income (Expenses)

Commitment fees	—	(40,000)
Finance charges	(88,014)	(236,748)
Gain on extinguishment of debt	—	4,722
Interest expense	(65,878)	—
Other revenue	19,639	—
Total Other Income (Expenses)	(134,253)	(272,026)

Net Loss and Comprehensive Loss	(1,774,179)	(3,422,146)
Series C Preferred Stock Dividends	(89,064)	(20,308)
Net Loss to Common Stockholders	(1,863,243)	(3,442,454)
Net Loss Per Share, Basic and Diluted	(0.00)	(0.00)
Weighted Average Shares Outstanding – Basic and Diluted	1,345,906,460	1,139,422,973

VERDE BIO HOLDINGS, INC.
Consolidated Statement of Stockholder’s Equity
(Expressed in U.S. dollars)

	Series A Preferred		Common Stock		Common Stock Issuable	Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Par Value	Shares	Par Value
	#	$	#	$	$	$	$	$
Balance – April 30, 2021	500,000	500	683,084,699	683,085	676,250	12,132,666	(10,836,745)	2,655,756

Common shares issued upon conversion of notes payable	—	—	6,500,000	6,500	(81,250)	74,750	—	—
Common shares issued for services	—	—	19,200,000	19,200	—	175,490	—	194,690
Common shares issued/issuable for cash	—	—	451,550,000	451,550	(595,000)	4,063,950	—	3,920,500
Common shares issued for conversion of Series A preferred shares	—	—	15,030,769	15,031	—	199,909	—	214,940
Common shares issued for commitment fee	—	—				40,000		40,000
Series C preferred stock dividend	—	—	—	—	—	(20,308)	—	(20,308)
Common shares issued to settle accounts payable	—	—	4,000,000	4,000	—	36,000	—	40,000
Share issuance cost	—	—	—	—	—	(33,166)	—	(33,166)
Net loss for the year	—	—	—	—	—	—	(3,422,146)	(3,422,146)

Balance – April 30, 2022	500,000	500	1,179,365,468	1,179,366	—	16,669,291	(14,258,891)	3,590,266

Series C preferred stock issued for commitment fee	—	—			—	12,000	—	12,000
Common shares issued for conversion of Series C preferred stock	—	—	350,111,699	350,112	—	(350,112)	—	—
Common shares issued for services	—	—	13,600,000	13,600	—	85,060	—	98,660
Series C preferred stock issued for cash	—	—	—	—	—	374,000	—	374,000
Series C preferred stock dividend	—	—	—	—	—	(89,064)	—	(89,064)
Net loss for the period	—	—	—	—	—	—	(1,774,179)	(1,774,179)

Balance – April 30, 2023	500,000	500	1,543,077,167	1,543,078	—	16,701,175	(16,033,070)	2,211,683

VERDE BIO HOLDINGS, INC.
Consolidated Statements of Cash Flows
(Expressed in U.S. dollars)

	Year ended April 30, 2023	Year ended April 30, 2022
	$	$
Operating Activities

Net loss	(1,774,179)	(3,422,146)

Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of right-of-use asset	52,462	43,155
Depletion expense	464,634	565,726
Depreciation expense	61,583	25,874
Finance costs related to Series C preferred stock	—	228,019
Impairment loss on oil and gas properties	—	1,266,046
Gain on settlement of debt	—	(4,722)
Original issuance discount	68,014	—
Shares issued for commitment fee	12,000	40,000
Shares issued for services	98,660	194,690

Changes in operating assets and liabilities:
Accounts receivable	53,916	(39,084)
Prepaid expenses	28,839	3,553
Accounts payable and accrued liabilities	118,736	(3,533)
Operating lease liability	(56,891)	(47,583)

Net Cash Used In Operating Activities	(872,226)	(1,150,005)

Investing Activities
Acquisition of property and equipment	(6,985)	(2,874,425)
Acquisition of oil and gas property	(20,000)	(2,804,595)
Proceeds from sale of oil and gas properties	175,000	—

Net Cash Used In Investing Activities	148,015	(5,679,020)

Financing Activities
Proceeds from issuance of common stock		3,920,500
Proceeds from issuance of Series C preferred stock	374,000	1,000,000
Proceeds from related party loans	42,000	—
Proceeds from loans payable	410,000	—
Share issuance costs	—	(33,166)
Repayment of convertible debenture	(217,159)	(5,000)

Net Cash Provided by Financing Activities	608,841	4,882,334

Net change in cash	(115,370)	(1,946,691)

Cash – Beginning of Period	141,206	2,087,897

Cash – End of Period	25,836	141,206

Supplemental disclosures
Interest paid	26,056	—
Income tax paid	—	—

Non-cash investing and financing activities
Common stock issued for conversion of convertible debentures	—	81,250
Common stock issued for conversion of Series B preferred stock	—	214,940
Common stock issued for settlement of accounts payable	—	40,000
Series C preferred stock accrued dividend	89,064	20,308
Common stock issued for conversion of Series C preferred stock	350,112	—

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

1.      Nature of Operations and Continuance of Business

Verde Bio Holdings Inc. (the “Company”) was incorporated in the State of Nevada on February 24, 2010. Currently, the Company is in the business of oil and gas exploration and investment.

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic. This contagious disease outbreak and any related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn. The impact on the Company has not been significant but management continues to monitor the situation.

Going Concern

These consolidated financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. During the year ended April 30, 2023, the Company incurred a net loss of $1,774,179 and used cash of $872,226 for operating activities. As at April 30, 2023, the Company had a working capital deficit of $1,741,434 and an accumulated deficit of $16,033,070. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. The Company will continue to rely on equity sales of its common shares in order to continue to fund business operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year from the date these financial statements are issued. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.      Summary of Significant Accounting Policies

(a)     Basis of Presentation and Principles of Consolidation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”) and are expressed in U.S. dollars. The consolidated financial statements are comprised of the records of the Company and its wholly owned subsidiaries, IP Risk Control Inc., a company incorporated in the State of Nevada. All intercompany transactions have been eliminated on consolidation. The Company’s fiscal year end is April 30.

(b)    Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the collectability of accounts receivable relating to oil and gas interests which is based on the operator’s production statements, carrying value of oil and gas properties, the useful life, carrying value, and incremental borrowing rate used for right-of-use assets and lease liabilities, fair value of warrant liabilities and stock-based compensation, revenue recognition including the calculation of the reserves and the fair value of the reserves for oil and gas interests, and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

2.      Summary of Significant Accounting Policies (cont.)

(c)     Cash and cash equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. The Company’s cash and cash equivalents are covered by FDIC deposit insurance for up to $250,000. As at April 30, 2023 and 2022, the Company had no items representing cash equivalents.

(d)    Accounts Receivable

Accounts receivable represents amounts owed from customers for services. Amounts are presented net of the allowance for doubtful accounts, which represents the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines allowance for doubtful accounts based upon historical experience and current economic conditions. The Company reviews the adequacy of its allowance for doubtful accounts on a regular basis.

(e)     Long-Lived Assets

Long-lived assets, such as property and equipment, mineral properties, and purchased intangibles with finite lives (subject to amortization), are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable in accordance with ASC 360, Property, Plant, and Equipment and ASC 350, Intangibles — Goodwill and Other. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. The Company’s long-lived assets consist of computer software and some oil and gas properties.

Recoverability of assets is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by an asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized as the amount by which the carrying amount exceeds the estimated fair value of the asset. The estimated fair value is determined using a discounted cash flow analysis. Any impairment in value is recognized as an expense in the period when the impairment occurs.

(f)     Property and Equipment

Property and equipment is comprised of land, equipment, vehicles, and leasehold improvements and are measured at cost less accumulated depreciation and impairment losses. Property and equipment are depreciated on a straight-line basis over their expected useful life, with the exception of land which has an unlimited useful life, as follows:

Vehicles	5 years
Equipment	5 years
Leasehold improvements	5 years

(g)    Royalty Interest in Oil and Gas Properties

The Company follows the full cost method of accounting for oil and natural gas operations. Under this approach, all acquisition costs incurred for the purposes of acquiring mineral and royalty interests are capitalized into a full cost pool. Costs associated with general corporate activities are expensed in the period incurred.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

2.      Summary of Significant Accounting Policies (cont.)

Capitalized costs are amortized using the units-of-production method. Under this method, the provision for depletion is calculated by multiplying total production for the period by a depletion rate. The depletion rate is determined by dividing the total unamortized cost base by net equivalent proved reserves at the beginning of the period.

Costs associated with unevaluated properties are excluded from the amortizable cost base until a determination has been made as to the existence of proved reserves. Unevaluated properties are reviewed periodically to determine whether the costs incurred should be reclassified to the full cost pool and subjected to amortization. The costs associated with unevaluated properties primarily consist of acquisition costs and capitalized general and administrative costs. Unevaluated properties are assessed for impairment on an individual basis or as a group if properties are individually insignificant.

The assessment includes consideration of the following factors, among others: expectation of future drilling activity; past drilling results and activity; geological and geophysical evaluations; the assignment of proved reserves; and the economic viability of development if proved reserves are assigned. During any period in which these factors indicate an impairment, the cumulative acquisition costs incurred to date for such property are transferred to the full cost pool and are then subject to amortization. Sales and abandonments of oil and natural gas properties being amortized are accounted for as adjustments to the full cost pool, with no gain or loss recognized unless the adjustments would significantly alter the relationship between capitalized costs and proved reserves. A significant alteration would not ordinarily be expected to occur upon the sale of reserves involving less than 25% of the reserve quantities of a cost center.

Natural gas volumes are converted to barrels of oil equivalent (Boe) at the rate of six thousand cubic feet (Mcf) of natural gas to one barrel (Bbl) of oil. This convention is not an equivalent price basis and there may be a large difference in value between an equivalent volume of oil versus an equivalent volume of natural gas.

Under the full cost method of accounting, total capitalized costs of oil and natural gas properties, net of accumulated depletion and related deferred income taxes, may not exceed an amount equal to the present value of future net revenues from proved reserves, discounted at 10% per annum (“PV-10”), plus the cost of unevaluated properties less related income tax effects (the ceiling limitation). A ceiling limitation is calculated at each reporting period. If total capitalized costs, net of accumulated DD&A and related deferred income taxes are greater than the ceiling limitation, a write-down or impairment of the full cost pool is required. A write-down of the carrying value of the full cost pool is a noncash charge that reduces earnings and impacts equity in the period of occurrence and typically results in lower depletion expense in future periods. Once incurred, a write-down cannot be reversed at a later date. The ceiling limitation calculation is prepared using an unweighted arithmetic average of oil prices (“SEC oil price”) and natural gas prices (“SEC gas price”) as of the first day of each month for the trailing 12-month period ended April 30, 2023, adjusted by area for energy content, transportation fees and regional price differentials, as required under the guidelines established by the SEC. If applicable, these net wellhead prices would be further adjusted to include the effects of any fixed price arrangements for the sale of oil and natural gas.

(h)    Leases

Right-of-Use Asset/Operating Lease

The Company recognizes right-of-use assets at the commencement date of the lease which is measured at cost, less any accumulated depreciation and impairment losses and adjusted for any remeasurement of lease liabilities. The cost of the right-of-use assets includes the amount of lease liability recognized on the commencement or lease standard adoption date. The right-of-use asset is depreciated over a useful life of the underlying asset.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

2.      Summary of Significant Accounting Policies (cont.)

Operating Lease Liability

At the commencement date of the lease, the Company recognizes the operating lease liability as measured by the present value of the lease payments over the term of the lease. Fixed lease payments are included in the present value calculation and variable lease payments are expensed as they are incurred. If an interest rate is not explicit in a lease, the Company utilizes its incremental borrowing rate for a period that closely matches the lease term.

The incremental rate of borrowing at the lease commencement date was used to calculate the present value of the lease liability as the implicit interest rate of the lease is not readily determinable. Subsequent to the recognition of the lease liability on the commencement date the lease liability increases through accretion of interest and decreases as lease payments are made. The carrying amount of the lease liability is remeasured if there is a modification in the term of the lease or in fixed payment amounts.

(i)     Basic and Diluted Net Loss per Share

The Company computes net loss per share in accordance with ASC 260, Earnings per Share. ASC 260 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common stockholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As of April 30, 2023, the Company had 984,228,889 (2022 – 143,609,408) potentially dilutive common shares outstanding.

(j)     Fair Value Measurements

The Company measures and discloses the estimated fair value of financial assets and liabilities using the fair value hierarchy prescribed by U.S. generally accepted accounting principles. The fair value hierarchy has three levels, which are based on reliable available inputs of observable data. The hierarchy requires the use of observable market data when available. The three-level hierarchy is defined as follows:

Level 1 — quoted prices for identical instruments in active markets;

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which significant inputs and significant value drivers are observable in active markets; and

Level 3 — fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Financial instruments consist principally of cash, accounts payable and accrued liabilities, notes payable, convertible debentures and amounts due to related parties. The fair value of cash is determined based on Level 1 inputs. There were no transfers into or out of “Level 3” during the years ended April 30, 2023 and 2022. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective relatively short maturity dates or durations.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

2.      Summary of Significant Accounting Policies (cont.)

(k)    Revenue Recognition

The Company recognizes revenue from royalties of its oil and gas interests in accordance with ASC 606, Revenue from Contracts with Customers (“ASC 606”). Under ASC 606, the Company records revenue based on five criteria: (i) identify the contract; (ii) identify separate performance obligations; (iii) determine the transaction price; (iv) allocate the transaction price among the performance obligations; and (v) recognize revenues as the performance obligations are satisfied.

As the Company derives its revenues from its royalty interests, it recognizes revenue based on the monthly royalties it receives from the specific operator or broker of each oil and gas interest held by the Company. The Company’s performance obligation is considered complete once the monthly production revenues are calculated and receivable, as the Company is not obligated to perform any additional services to earn its monthly royalty revenue.

Revenues from royalty properties are recorded under the cash receipts approach as directly received from the remitters’ statement accompanying the revenue check. Since the revenue checks are generally received 30 to 90 days after the production month, the Company accrues for revenue earned but not received by estimating production volumes and product prices.

Transaction price allocated to remaining performance obligations

The Company’s right to royalty income does not originate until production occurs and, therefore, is not considered to exist beyond each day’s production. Therefore, there are no remaining performance obligations under any of the Company’s royalty income contracts.

Contract balances

Under the Company’s royalty income contracts, it would have the right to receive royalty income from the producer once production has occurred, at which point payment is unconditional. Accordingly, the Company’s royalty income contracts do not give rise to contract assets or liabilities.

Prior-period performance obligations

The Company records revenue in the month production is delivered to the purchaser. However, settlement statements for certain oil and gas sales may not be received for 30 to 90 days after the date production is delivered, and as a result, the Company is required to estimate the amount of royalty income to be received based upon the Company’s interest. The Company records the differences between its estimates and the actual amounts received for royalties in the quarter that payment is received from the producer. Identified differences between the Company’s revenue estimates and actual revenue received historically have not been significant. For the years ended April 30, 2023 and 2022, revenue recognized in the reporting period related to performance obligations satisfied in prior reporting periods was not material. The Company believes that the pricing provisions of its oil and gas contracts are customary in the industry. To the extent actual volumes and prices of oil and natural gas sales are unavailable for a given reporting period because of timing or information not received from third parties, the royalties related to expected sales volumes and prices for those properties are estimated and recorded.

During the year ended April 30, 2023, the Company earned $926,099 (2022 - $719,998) of royalty interest related to its oil and gas properties. The amounts earned are estimated based on the receipt of the operator’s statements which is on the production statements for each property.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

2.      Summary of Significant Accounting Policies (cont.)

(l)     Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation — Stock Compensation and ASC 505, Equity Based Payments to Non-Employees, which requires the measurement and recognition of compensation expense based on estimated fair values for all share-based awards made to employees and directors, including stock options.

ASC 718 requires company to estimate the fair value of share-based awards on the date of grant using an option-pricing model. The Company uses the Black-Scholes option pricing model as its method of determining fair value. This model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These subjective variables include, but are not limited to the Company’s expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviours. The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the statement of operations over the requisite service period.

All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

(m)   Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Income Taxes”. The asset and liability method provides that deferred income tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred income tax assets to the amount that is believed more likely than not to be realized.

As of April 30, 2023 and 2022, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The Company files federal and provincial income tax returns in Canada and federal, state and local income tax returns in the U.S., as applicable. The Company may be subject to a reassessment of federal and provincial income taxes by Canadian tax authorities for a period of three years from the date of the original notice of assessment in respect of any particular taxation year. For Canadian and U.S. income tax returns, the open taxation years range from 2016 to 2020. In certain circumstances, the U.S. federal statute of limitations can reach beyond the standard three year period. U.S. state statutes of limitations for income tax assessment vary from state to state. Tax authorities of Canada and U.S. have not examined any of the Company’s, or its subsidiaries’, income tax returns for the open taxation years noted above.

(n)    Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

3.      Right-of-Use Operating Lease Asset and Lease Liability

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the ROU asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the ROU asset result in straight-line rent expense over the lease term. ROU assets and liabilities are recognized at the commencement date of the lease based on the present value of lease payments over the lease term.

On March 11, 2022, the Company entered into a sublease agreement with a sublandlord regarding its office at 5750 Genesis Court, Suite 220, Frisco, Texas 75036. The agreement was treated as an operating lease in accordance with ASC 842, Lease, which resulted in initial recognition of right-of-use asset and lease liability of $122,120. The incremental borrowing rate used in the calculation is 18%.

	April 30, 2023	April 30, 2022
	$	$
Components of lease expense were as follows:
Operating lease cost	52,462	43,155

Supplemental cash flow information related to leases:

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	66,430	66,430

Supplemental balance sheet information related to leases:
Operating Leases
Operating lease right-of-use assets	19,861	72,323
Operating lease liabilities	21,337	78,228

Weighted Average Remaining Lease Term
Operating leases	0.41 years	1.41 years
Weighted Average Discount Rate
Operating leases	18%	18%

Maturities of lease liabilities are as follows:

Year Ending April 30,	Operating Leases	Operating Leases
2023	—	66,430
2024	22,143	22,143
Total lease payments	22,143	88,573
Less: imputed interest	(806)	(10,345)
Total	21,337	78,228

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

4.      Royalty Interests in Oil and Gas Properties

	2023	2022
	$	$
Opening balance	1,938,140	895,487

Acquisition and exploration cost	20,000	2,874,425
Disposal of mineral property	(175,000)	—
Depletion and impairment expense	(464,634)	(1,831,772)
Closing balance	1,318,506	1,938,140

Year ended April 30, 2023

On August 3, 2022, the Company signed a purchase and sale agreement for 100% of the working interests working subject to an 80% NRI, to certain properties located in Jack County, Texas for cash consideration of $20,000.

On December 9, 2022, The Company signed purchase and sale agreement to dispose of 100% of Verde’s of mineral interests to certain properties located in Adams County, Colorado for cash consideration of $175,000.

Year ended April 30, 2022

On May 4, 2021, the Company signed a purchase and sale agreement to acquire certain mineral interests located in Laramie County, Wyoming for cash consideration of $431,245.

On May 13, 2021, the Company signed a purchase and sale agreement to acquire mineral interests to certain properties located in Colorado and Ohio for cash consideration of $1,100,000.

On July 16, 2021, the Company signed a purchase and sale agreement to acquire mineral interests to certain properties located in Bienville, Louisiana for cash consideration of $800,000.

On December 9, 2021, the Company acquired certain mineral interests in properties located in Belmont County, Ohio for cash consideration of $175,000.

On February 8, 2022, the Company acquired certain mineral interests in properties located Howard County, Texas for cash consideration of $340,000.

On February 15, 2022, the Company acquired certain mineral interests in properties located in Woods County, Oklahoma for cash consideration of $28,000.

In each of the above deals, different amount of interests were acquired. These interests range anywhere from approximately 0.0003% to 1.68%.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

5.      Property and Equipment

	Land	Vehicles	Equipment	Leasehold Improvements	Total
	$	$	$	$	$
Cost
Balance, April 30, 2022	2,501,924	125,595	36,195	140,881	2,804,595
Additions	—	—	6,985	—	6,985
Balance, April 30, 2023	2,501,924	125,595	43,180	140,881	2,811,580
Accumulated depreciation
Balance, April 30, 2022	—	12,559	6,271	7,044	25,874
Additions	—	25,120	8,287	28,176	61,583
Balance, April 30, 2023	—	37,679	14,558	35,220	87,457
Balance, April 30, 2022	2,501,924	113,036	29,924	133,837	2,778,721
Balance, April 30, 2023	2,501,924	87,916	28,622	105,661	2,724,123

6.      Convertible Loans

On June 3, 2022, the Company entered into a convertible loan agreement with an arms-length party for $200,200 net of original issuance discount of $21,450 and legal fees of $3,750. Under the terms of the agreement, the Company incurred a one-time interest charge of $24,024 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $22,422 commencing in July 2022. If the Company defaults on the loan agreement, the outstanding principal balance will increase to 150% of the principal balance owing at the time of default, and the holder has the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the Company’s common stock for the last 10 trading days prior to default. During the year ended April 30, 2023, the Company repaid the totality of the convertible loan principal and interest balances.

On January 9, 2023, the Company entered into an additional convertible loan agreement with the same arms-length party for $71,960 net of original issuance discount of $7,710 and legal fees of $4,250. Under the terms of the agreement, the Company incurred a one-time interest charge of $8,635 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $8,060 commencing in March 2023. If the Company defaults on the loan agreement, the outstanding principal balance will increase to 150% of the principal balance owing at the time of default, and the holder has the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the Company’s common stock for the last 10 trading days prior to default. During the year ended April 30, 2023, the Company repaid a total of $16,119 on the convertible loan, comprised of $14,392 of principal and $1,727 of accrued interest As of April 30, 2023, $57,568 of loan payable balance and $6,908 of accrued interest remain outstanding.

On March 2, 2023, the Company entered into an additional convertible loan agreement with the same arms-length party for $225,874 net of original issuance discount of $24,202 and financing fees of $26,672. Under the terms of the agreement, the Company incurred a one-time interest charge of $27,104 upon the closing of the agreement, which has been recorded in accounts payable and accrued liabilities and is required to remit a monthly repayment of $25,298 commencing in March 2023. If the Company defaults on the loan agreement, the outstanding principal balance will increase to 150% of the principal balance owing at the time of default, and the holder has the right to convert the remaining balance outstanding at the time of default at 75% of the lowest trading price of the Company’s common stock for the last 10 trading days prior to default. During the year ended April 30, 2023, the Company repaid a total of $25,298 on the convertible loan, comprised of $22,587 of principal and $2,711 of accrued interest. As of April 30, 2023, $203,287 of loan payable balance and $24,393 of accrued interest remain outstanding.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

7.      Loans Payable

As of April 30, 2023, the Company owed $42,000 (2022 - $nil) to the President and Director of the Company which is non-interest bearing, unsecured, and due on demand.

8.      Related Party Transactions

During the year ended April 30, 2023, the Company repaid $40,000 (2022 - $nil) for accrued management and consulting fees to the President and Director of the Company.

9.      Common Shares

Authorized:5,000,000,000 common shares with a par value of $0.001 per share.

Year ended April 30, 2023

On May 10, 2022, the Company issued 8,219,179 common shares pursuant to the conversion of 50 shares of Series C preferred stock.

On May 13, 2022, the Company issued 13,000,000 common shares with a fair value of $96,200 for consulting services.

On May 17, 2022, the Company issued 100,000 common shares with a fair value of $750 for consulting services.

On May 26, 2022, the Company issued 18,079,097 common shares pursuant to the conversion of 80 shares of Series C preferred stock.

On June 15, 2022, the Company issued 100,000 common shares with a fair value of $680 for consulting services.

On June 16, 2022, the Company issued 19,900,498 common shares pursuant to the conversion of 100 shares of Series C preferred stock.

On July 8, 2022, the Company issued 17,204,302 common shares pursuant to the conversion of 40 shares of Series C preferred stock.

On July 18, 2022, the Company issued 100,000 common shares with a fair value of $380 for consulting services.

On July 21, 2022, the Company issued 21,505,377 common shares pursuant to the conversion of 50 shares of Series C preferred stock.

On August 15, 2022, the Company issued 100,000 common shares with a fair value of $270 for consulting services.

On August 18, 2022, the Company issued 2,222,223 common shares pursuant to the conversion of 35 shares of Series C preferred stock.

On September 14, 2022 the Company issued 24,000,000 common shares pursuant to the conversion of 45 shares of Series C preferred stock.

On September 22, 2022, the Company issued 100,000 common shares with a fair value of $200 for consulting services.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

9.      Common Shares (cont.)

On October 17, 2022, the Company issued 100,000 common shares with a fair value of $180 for consulting services.

On November 2, 2022, the Company issued 22,500,000 common shares pursuant to the conversion of 27 shares of Series C preferred stock.

On December 14, 2022, the Company issued 25,000,000 common shares pursuant to the conversion of 30 shares of Series C preferred stock.

On January 9, 2023, the Company issued 17,142,858 common shares pursuant to the conversion of 18 shares of Series C preferred stock.

On January 19, 2023, the Company issued 34,782,609 common shares pursuant to the conversion of 30 shares of Series C preferred stock.

On February 10, 2023, the Company issued 46,666,667 common shares pursuant to the conversion of 35 shares of Series C preferred stock.

On April 4, 2023, the Company issued 72,888,889 common shares pursuant to the conversion of 41 shares of Series C preferred stock.

Year ended April 30, 2022

Between May 3, 2021 to June 10, 2021, the Company issued 451,550,000 common shares at $0.01 per common share for proceeds of $4,515,500, of which $595,000 was received as at April 30, 2021. As part of the financing, the Company paid share issuance costs of $33,166 which is recorded as a charge against additional paid-in capital.

On May 4, 4021, the Company issued 3,000,000 common shares with a fair value of $45,300 for consulting services.

On May 13, 2021, the Company issued 15,030,769 common shares pursuant to the conversion of 195,400 shares of Series B convertible preferred stock. Refer to Note 9.

On May 14, 2021, the Company issued 100,000 common shares with a fair value of $1,330 for consulting services.

On May 17, 2021, the Company issued 1,000,000 common shares with a fair value of $10,000 for legal services.

On June 21, 2021, the Company issued 100,000 common shares with a fair value of $1,400 for consulting services.

On July 15, 2021, the Company issued 100,000 common shares with a fair value of $1,080 for consulting services.

On July 22, 2021, the Company issued 3,000,000 common shares with a fair value of $30,000 for consulting services.

On August 3, 2021, the Company issued 1,000,000 common shares with a fair value of $10,300 for consulting services.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

9.      Common Shares (cont.)

On August 16, 2021, the Company issued 100,000 common shares with a fair value of $1,020 for consulting services.

On September 20, 2021, the Company issued 100,000 common shares with a fair value of $1,470 for consulting services.

On October 15, 2021, the Company issued 100,000 common shares with a fair value of $1,940 for consulting services.

On November 15, 2021, the Company issued 100,000 common shares with a fair value of $1,320 for consulting services.

On December 15, 2021, the Company issued 100,000 common shares with a fair value of $970 for consulting services.

On January 11, 2022, the Company issued 2,000,000 common shares with a fair value of $22,600 to the spouse of the President of the Company for services.

On January 17, 2022, the Company issued 100,000 common shares with a fair value of $1,120 for consulting services.

On February 15, 2022, the Company issued 100,000 common shares with a fair value of $850 for consulting services.

On March 15, 2022, the Company issued 100,000 common shares with a fair value of $1,030 for consulting services.

On April 15, 2022, the Company issued 100,000 common shares with a fair value of $860 for consulting services.

On April 18, 2022, the Company issued 12,000,000 common shares with a fair value of $102,000 for consulting services.

10.    Preferred Shares

Authorized: 500,000 Series A preferred shares with a par value of $0.001 per Series A share 7,600 Series C preferred shares with a par value of $0.001 per Series C share

Convertible Preferred Series A stock

On April 18, 2017, the Company designated 500,000 shares of preferred stock as Series A. The holders of Series A preferred shares are entitled to receive dividends equal to the amount of the dividend or distribution per share of common stock payable multiplied by the number of shares of common stock the shares of Series A preferred shares held by such holder are convertible into. Each Series A preferred shares is convertible into one common share. Each holder of Series A preferred shares is entitled to cast 10,000 votes for every one Series A preferred share held.

Convertible Preferred Series C stock

On December 3, 2021, the Company entered into a securities purchase agreement (the “December Agreement”) with an arms-length party for the issuance of up to 1,000 shares of convertible preferred Series C stock (“Series C”) for $1,000,000 based on the stated value of $1,000 per share. Under the December Agreement, the Company has a put option with regards to the Series C shares. Under the terms of the December Agreement, the Series C shares are non-redeemable, subject to annual dividend payments of 10% and are convertible into

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

10.    Preferred Shares (cont.)

common stock of the Company at a discount to the market price of the Company’s common stock at the date of the notice of conversion from the note holder. In addition to the Series C shares, the Company issued an additional 40 Series C shares, with a fair value of $40,000, to the note holder as a commitment fee on the Agreement. During the year ended April 30, 2023, the Company issued 350,111,699 common shares upon the conversion of 581 Series C preferred stock. During the year ended April 30, 2023, the Company issued 150 Series C preferred stock for 143,000, net of issuance and transaction costs of $7,000. As at April 30, 2023, 609 (April 30, 2022 – 1,040) shares of Series C preferred stock remained unpurchased and outstanding under the December Agreement.

On May 24, 2022, the Company entered into an additional securities purchase agreement (the “May Agreement”) with an arms-length party for the issuance of up to 250 shares of convertible preferred Series C stock for $250,000. Under the May Agreement, the Company has a put option with regards to the Series C shares. Under the terms of the May Agreement, the Series C shares are entitled to receive dividends at 8% per annum and are convertible into common stock of the Company at a discount to the market price of the Company’s common stock at the date of the notice of conversion from the note holder. During the year ended April 30, 2023, the Company issued 236 Series C preferred stock for proceeds of $231,000 net of issuance and transaction costs of $5,000.

The Series C preferred stock and the accrued dividends relating to the stock are classified as temporary equity. As at April 30, 2023, the Company had 845 (April 30, 2022 – 1,040) shares of Series C stock with a carrying value of $1 (April 30, 2022 - $1) and recorded accrued dividend payable of $109,372 (April 30, 2022 - $20,308) which is included in temporary equity and offset against additional paid in capital.

In addition to the Series C stock, the Company issued 61,885,671 warrants on December 8, 2021 with a conversion price of $0.01067 per share for a period of five years and 63,157,895 warrants on January 27, 2022 with a conversion price of $0.01045 per share for a period of five years. The fair value of the warrants was $1,228,018 based on the Black-Scholes option pricing model assuming an expected life of 5 years, volatility of 314-318%, risk-free rate of 1.2-1.7%, and no expected dividends. The fair value of the warrants was treated as a liability as it met the conditions of a liability in accordance with ASC 480, Distinguishing Liabilities from Equity. As the fair value of the warrants were greater than the gross proceeds received on the issuance of the Series C shares, the excess difference of $228,019 was recorded in the statement of operations as a finance cost.

11.    Share Purchase Warrants

	Number of warrants	Weighted average exercise price
		$
Balance, April 30, 2022 and 2023	125,043,566	0.01

Additional information regarding share purchase warrants as of April 30, 2023 is as follows:

	Outstanding and exercisable
Range of Exercise Prices	Number of Warrants	Weighted Average Remaining Contractual Life (years)
$
0.01	125,043,566	3.7

12.    Commitments and Contingencies

On May 28, 2020, the Company and an unrelated party entered into equity financing agreement, whereby the investor agreed to invest up to $5,000,000 over the period of 36 months pursuant to a “put” option held by the Company, subject to certain limitations. The price of the common shares shall be equal to 80% of the lowest traded price during the last 10 trading days leading up to each put notice, subject to a floor of $0.001 per share. As part of the agreement, the Company issued a convertible promissory note to the unrelated party to offset transaction

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

12.    Commitments and Contingencies (cont.)

costs of $20,000, which was deemed as earned upon the execution of the agreement. The note is convertible into common stock of the Company at a fixed price of $0.01, which equals the lowest traded price for the common stock on the trading day preceding the execution of the note. The purchase of the shares are subject to a “put” option held by the Company. As at April 30, 2023 and April 30, 2022, no common shares have been sold pursuant to the equity financing agreement.

During the year ended April 30, 2023, the Company recorded $90,000 as accrued liabilities with respect to SEC penalties imposed on the Company with respect to issuance of additional common shares not covered by a registration statement. The amounts were paid subsequent to April 30, 2023.

13.    Income Taxes

The Company has $10,969,875 of net operating losses carried forward to offset taxable income in future years which expire commencing in fiscal 2030. The income tax benefit differs from the amount computed by applying the US federal income tax rate of 21% to net loss before income taxes for the year ended April 30, 2023 and 2022 as a result of the following:

	2023	2022
	$	$
Net loss before taxes	(1,774,179)	(3,422,146)
Statutory rate	21%	21%

Computed expected tax recovery	(372,577)	(718,651)
Permanent differences and other	—	(991)
Change in valuation allowance	372,577	719,642

Income tax provision	—	—

The significant components of deferred income tax assets and liabilities as at April 30, 2023 and 2022 after applying enacted corporate income tax rates are as follows:

	2023	2022
	$	$
Net operating losses carried forward	2,301,574	1,928,996

Total gross deferred income tax assets	2,301,574	1,928,996
Valuation allowance	(2,301,574)	(1,928,996)

Net deferred tax asset	—	—

Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements, and have been offset by a valuation allowance. As at April 30, 2023 and 2022, the Company has no uncertain tax positions.

14.    Reserve and Related Financial Data — unaudited

Oil and Gas Reserves

Proved reserves represent quantities of oil and natural gas reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be recoverable in the future from known reservoirs under existing economic conditions, operating methods, and government regulations. Proved developed reserves are proved reserves which can be expected to be recovered through existing wells with existing equipment,

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

14.    Reserve and Related Financial Data — unaudited (cont.)

infrastructure, and operating methods. Proved reserves were estimated in accordance with guidelines established by the SEC, which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12-month unweighted average of the first-day-of-the-month prices.

The reserves as at April 30, 2023 presented below were audited by MIRE Petroleum Consultants. Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes, and other factors. The reserves are located in various fields located in the states of Oklahoma, Louisiana, West Virginia, Colorado, Texas, North Dakota, and Wyoming. All of the proved reserves are located in the continental United States.

	Crude Oil (Mbbl)	Natural Gas (MMcf)	Total (kBoe)
Proved reserves, April 30, 2021	28,606	422,146	98,964

Acquisition	3,668	42,705	10,785
Production	(5,134)	(117,911)	(24,786)

Proved reserves, April 30, 2022	27,140	346,940	84,963

Acquisition	2,921	109,396	21,154
Production	(3,471)	(141,136)	(26,994)

Proved reserves, April 30, 2023	26,590	315,200	79,123

Proved developed reserve quantities	26,590	315,200	79,123
Proved undeveloped reserve quantities	11,550	56,650	20,992
Total developed and undeveloped reserves	38,140	371,850	100,115

Standardized Measure of Discounted Net Cash Flows

Guidelines prescribed in FASB’s Accounting Standards Codification Topic 932 Extractive Industries — Oil and Gas (“ASC Topic 932”), have been followed for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. Future cash inflows are determined by applying prices and costs, including transportation, quality, and basis differentials, to the year-end estimated quantities of oil, natural gas and NGLs to be produced in the future. The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect the Company’s expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process. Reserve estimates are inherently imprecise and estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available.

VERDE BIO HOLDINGS, INC.

Notes to the Consolidated Financial Statements

(Expressed in U.S. dollars)

14.    Reserve and Related Financial Data — unaudited (cont.)

The following table sets forth the discounted future net cash flows attributable to the Company’s proved oil and natural gas reserves as at April 30, 2023 based on the standardized measure prescribed in ASC Topic 932:

	April 30, 2023	April 30, 2022
	$	$
Future cash inflows	4,538,300	3,979,200
Future income tax expense	(406,100)	(397,700)

Future net cash flows	4,132,200	3,581,500
10% annual discount	(1,801,400)	(1,441,700)

Standardized measure of discounted future net cash flows	2,330,800	2,139,800

Oil (per Bbl)	89.00	76.11
Natural Gas (per Mcf)	5.67	4.14

Principal changes in the standardized measure of discounted future net cash flows attributable to the Company’s proved reserves are as follows:

	April 30, 2023	April 30, 2022
	$	$
Standardized measure of discounted future net cash flows, beginning of period	2,139,800	2,347,800
Purchase of minerals and reserves in place
Timing difference and other	191,000	(208,000)
Standardized measure of discounted future net cash flows, end of period	2,330,800	2,139,800

15.    Subsequent Events

(a)     On May 1, 2023, the Company issued 12 shares of its Series C preferred stock for proceeds of $11,000.

(b)    On May 10, 2023, the Company received a loan of $525,000 from the President and Director of the Company which is non-interest bearing, unsecured, and due on demand.

(c)     On May 12, 2023, the Company repaid in full both of its remaining outstanding convertible debentures.

(d)    On May 23, 2023, the Company issued 70,000,000 common shares with a fair value of $25,200 relating to the conversion of 21 shares of Series C preferred stock.

(e)     On June 1, 2023, the Company sold its’ 55% right, title and interest to certain oil and gas properties located in Desoto Parish, Belmont County, and Laramie County for proceeds of $398,750.

(f)     On July 10, 2023, the Company issued 70,000,000 common shares with a fair value of $35,000 for the conversion of 21 shares of Series C preferred stock.

ANNEX A
AGREEMENT AND PLAN OF MERGER, AS AMENDED

AGREEMENT AND PLAN OF MERGER

by and among

SENSASURE TECHNOLOGIES INC.,

FORMATION MINERALS INC.

and

VERDE BIO HOLDINGS, INC.

Dated as of December 11, 2023

Annex A Page Nos.
ARTICLE I DEFINITIONS & INTERPRETATIONS		A-1
1.1	Certain Definitions	A-1
1.2	Additional Definitions	A-6
1.3	Certain Interpretations	A-7

ARTICLE II THE MERGER		A-8
2.1	The Merger	A-8
2.2	The Effective Time	A-8
2.3	The Closing	A-8
2.4	Effect of the Merger	A-8
2.5	Articles of Incorporation and Bylaws	A-8
2.6	Directors and Officers	A-8
2.7	Merger Consideration	A-9
2.8	Effect on Capital Stock	A-9
2.9	Warrants	A-10
2.10	Surrender of Company Capital Stock and Payment of Merger Consideration	A-10
2.11	Necessary Further Actions	A-10
2.12	Adjustment to Merger Consideration	A-11
2.13	Tax Treatment	A-11

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY		A-11
3.1	Organization; Good Standing	A-11
3.2	Corporate Power; Enforceability	A-11
3.3	Company Board Approval	A-11
3.4	Requisite Stockholder Approval	A-12
3.5	Non-Contravention	A-12
3.6	Requisite Governmental Approvals	A-12
3.7	Company Capitalization	A-12
3.8	Subsidiaries	A-13
3.9	Company SEC Reports	A-13
3.10	Company Financial Statements	A-14
3.11	No Undisclosed Liabilities	A-14
3.12	Absence of Certain Changes; No Company Material Adverse Effect	A-14
3.13	Material Contracts	A-14
3.14	Real Property	A-15
3.15	Environmental Matters	A-15
3.16	Tax Matters	A-16
3.17	Employee Plans	A-16
3.18	Labor and Employment Matters	A-16
3.19	Permits	A-16
3.20	Compliance with Laws	A-16
3.21	Anti-Money Laundering Laws	A-17
3.22	Legal Proceedings; Orders	A-17
3.23	Related Person Transactions	A-17
3.24	Brokers, Finders and Financial Advisors	A-17
3.25	No Other Representations	A-17

A-i

Annex A Page Nos.
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB		A-18
4.1	Organization; Good Standing	A-18
4.2	Corporate Power; Enforceability	A-18
4.3	Non-Contravention	A-19
4.4	Requisite Governmental Approvals	A-19
4.5	Legal Proceedings; Orders	A-19
4.6	Certain Business Practices	A-19
4.7	Ownership of Company Common Stock	A-20
4.8	Ownership of Merger Consideration Shares	A-20
4.9	Brokers, Finders and Financial Advisors	A-20
4.10	No Parent Vote or Approval Required	A-20
4.11	No Other Representations	A-20

ARTICLE V INTERIM OPERATIONS OF THE COMPANY		A-20
5.1	Affirmative Obligations	A-20
5.2	Forbearance Covenants	A-20
5.3	No Solicitation	A-21
5.4	No Control of the Company’s Business	A-23

ARTICLE VI ADDITIONAL COVENANTS		A-24
6.1	Required Action and Forbearance; Efforts	A-24
6.2	Proxy Statement	A-24
6.3	Company Stockholder Meeting	A-25
6.4	Anti-Takeover Laws	A-26
6.5	Access	A-26
6.6	Section 16(b)-3 Exemption	A-26
6.7	Directors’ and Officers’ Exculpation and Indemnification	A-27
6.8	Employee Matters	A-28
6.9	Obligations of Merger Sub	A-28
6.10	Notification of Certain Matters	A-28
6.11	Public Statements and Disclosure	A-29
6.12	Stock Exchange Delisting; Deregistration	A-30
6.13	Additional Agreements	A-30
6.14	Parent Vote; Merger Sub	A-30
6.15	Tax Matters	A-30

ARTICLE VII CONDITIONS TO THE MERGER		A-31
7.1	Conditions to Each Party’s Obligations to Effect the Merger	A-31
7.2	Conditions to the Obligations of Parent and Merger Sub	A-31
7.3	Conditions to the Company’s Obligations to Effect the Merger	A-32

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER		A-33
8.1	Termination	A-33
8.2	Manner and Notice of Termination; Effect of Termination	A-34
8.3	Fees and Expenses	A-34
8.4	Amendment	A-34
8.5	Extension; Waiver	A-34

A-ii

Annex A Page Nos.
ARTICLE IX GENERAL PROVISIONS		A-35
9.1	Survival of Representations, Warranties and Covenants	A-35
9.2	Indemnification	A-35
9.3	Notices	A-35
9.4	Assignment	A-36
9.5	Confidentiality	A-36
9.6	Entire Agreement	A-36
9.7	Third-Party Beneficiaries	A-36
9.8	Severability	A-36
9.9	Remedies	A-37
9.10	Governing Law	A-37
9.11	Consent to Jurisdiction	A-37
9.12	WAIVER OF JURY TRIAL	A-37
9.13	Counterparts	A-38
9.14	No Limitation	A-38

A-iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of December 11, 2023, by and among SensaSure Technologies Inc., a Nevada corporation (“Parent”), Formation Minerals Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Verde Bio Holdings, Inc., a Nevada corporation (the “Company”). Each of Parent, Merger Sub and the Company are sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the meanings given to them in ARTICLE I.

RECITALS

A.          The Company Board has (i) determined that it is in the best interests of the Company and its stockholders to enter into this Agreement providing for the merger of Merger Sub with and into the Company (collectively with the other transactions contemplated by this Agreement, the “Merger”) in accordance with the Nevada Revised Statutes (the “NRS”) upon the terms and subject to the conditions set forth herein and declared this Agreement advisable; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein; (iii) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company; and (iv) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement in accordance with the NRS.

B.          The boards of directors of each of Parent and Merger Sub have approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein and the board of directors of Merger Sub has declared this Agreement advisable, directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Merger Sub’s sole stockholder and resolved to recommend that Parent vote in favor of the adoption of this Agreement in accordance with the NRS.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

ARTICLE I
DEFINITIONS & INTERPRETATIONS

1.1         Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a)         “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent or Merger Sub) relating to an Acquisition Transaction.

(b)         “Acquisition Transaction” means any transaction or series of related transactions (other than the Merger) involving:

(i)          any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons, whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding voting power of the Company after giving effect to the consummation of such tender or exchange offer;

(ii)         any direct or indirect purchase (including by way of a merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction), license or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets (including equity securities of any Subsidiary of the Company) constituting or accounting for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole; or

(iii)        any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company (or any of its Subsidiaries whose business accounts for more than 15% of the revenue, net income or consolidated assets of the Company and its Subsidiaries, taken as a whole) in which the stockholders of the Company (or such Subsidiary) prior to such transaction will not own at least 85%, directly or indirectly, of the surviving company.

(c)         “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

(d)         “Anti-Money Laundering Laws” means all applicable statutes, laws, rules, regulations or other requirements concerning anti-money laundering, proceeds of crime, combatting terrorism financing, and related financial recordkeeping and reporting, money transmission, money service businesses, casinos, and other regulated financial institutions of all jurisdictions where the Company or any of its Subsidiaries conduct business.

(e)         “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its Subsidiaries as of December 31, 2022, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2022.

(f)          “Business Day” means each day that is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or required by applicable Law to be closed.

(g)         “Chosen Courts” means the exclusively in any state or federal court located in New York, New York (or in any appellate court thereof).

(h)         “Code” means the Internal Revenue Code of 1986, as amended.

(i)          “Company Advisor” means Spartan Capital Securities LLC.

(j)          “Company Board” means the Board of Directors of the Company.

(k)         “Company Capital Stock” means the Company Common Stock, Company Series A Preferred Stock, Company Series B Preferred Stock, and Company Series C Preferred Stock.

(l)          “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(m)        “Company Intellectual Property” means any Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

(n)         “Company Material Adverse Effect” means any change, event, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, (a) has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) would, or would reasonably be expected to, prevent or delay past the Termination Date the ability of the Company to consummate the transactions contemplated by this Agreement.

(o)         “Company Series A Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.001 per share.

(p)         “Company Series B Preferred Stock” means the Series B Preferred Stock of the Company, par value $0.001 per share.

(q)         “Company Series C Preferred Stock” means the Series C Preferred Stock of the Company, par value $0.001 per share.

(r)          “Company Stockholders” means the holders of shares of Company Common Stock, Company Series A Preferred Stock, Company Series B Preferred Stock and Company Series C Preferred Stock.

(s)          “Company Valuation Adjustment” means the difference between the fair market valuation of the Company as of the Effective Time as determined by an independent third party appraiser in its reasonable discretion in accordance with GAAP, consistently applied, less the Company Valuation.

(t)          “Company Warrant” means a purchase warrant to acquire Company Common Stock.

(u)         “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time, but only for so long as such individual is so employed.

(v)         “Contract” means any written contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other binding agreement.

(w)        “Employee Plan” means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

(x)         “Environmental Law” means any Law relating to pollution, the protection of the environment (including ambient air, surface water, groundwater or land) or exposure of any Person with respect to Hazardous Substances or otherwise relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of any Hazardous Substances, or the investigation, clean-up or remediation thereof.

(y)         “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

(z)          “Exchange Act” means the Securities Exchange Act of 1934.

(aa)        “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(bb)       “Government Official” means any officer or employee of a government or any department, agency or instrumentality thereof, or of a public international organization, or any person acting in an official capacity or on behalf of any such government, department, agency or instrumentality or for, or on behalf of, such public international organization, including but not limited to directors, officers, managers, employees and other agents of any enterprise owned directly or indirectly by a government or public international organization.

(cc)        “Governmental Authority” means any government, governmental or regulatory (including any stock exchange or other self-regulatory organization) entity or body, department, commission, board, agency or instrumentality, and any court, tribunal, arbitrator or judicial body, in each case whether federal, state, county or provincial, and whether local or foreign.

(dd)       “Hazardous Substance” means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive,” including petroleum and petroleum products, polychlorinated biphenyls and friable asbestos.

(ee)        “Indebtedness” means, with respect to any Person, without duplication: (a) any obligations for borrowed money, (b) any obligations evidenced by bonds, notes, debentures, letters of credit or similar instruments, (c) any capital lease obligations, (d) any net obligations in respect of interest rate, currency or commodity swaps, collars, caps, hedges, futures contract, forward contract, option or other derivative instruments or arrangements and (e) any obligations to guarantee any of the foregoing types of obligations on behalf of any Person; provided, however, that, with respect to the Company, “Indebtedness” shall not be deemed to include any intercompany Indebtedness to the extent owing by the Company to any of its Subsidiaries, by a Subsidiary of the Company to the Company or by one Subsidiary of the Company to another Subsidiary of the Company.

(ff)         “Intellectual Property” means all worldwide intellectual property rights, including all: (i) patents, trade secrets, know-how, confidential data, algorithms, inventions, methods and processes; (ii) copyrights and database rights; (iii) moral rights, rights of publicity, “name and likeness” and similar rights; (iv) trademarks, service marks, corporate, trade and d/b/a names, logos, trade dress, domain names, social and mobile media identifiers and other source indicators, and all goodwill and all common law rights related thereto; and (v) registrations, applications, renewals, divisions, continuations, continuations-in-part, re-issues, re-examinations, foreign counterparts and equivalents of any of the foregoing.

(gg)       “Intervening Event” means any positive change, effect, development, circumstance, condition, event or occurrence that (i) materially improves the business, assets or operations of the Company, (ii) as of the date of this Agreement was not known to the Company Board, or the consequences of which (based on facts known to the members of the Company Board as of the date of this Agreement) were not reasonably foreseeable as of the date of this Agreement, and (iii) is not related to an Acquisition Proposal.

(hh)       “Knowledge” of a Person, with respect to any matter in question, means (i) with respect to the Company, the actual knowledge of Scott Cox; and (ii) with respect to Parent, the actual knowledge of Clarence Chan, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question.

(ii)         “Law” means any federal, state, local, municipal, foreign, multi-national or other law, statute, constitution, ordinance, code, decree, order (including any executive order), directive, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any order or decision of an applicable arbitrator or arbitration panel.

(jj)         “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, hearing, investigation, inquiry, or other similarly formal legal proceeding, in each case, brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

(kk)       “Lien” means any lien, encumbrance, pledge, security interest, claim and defect, covenant, imperfection, mortgage, deed of trust, hypothecation, encroachment, easement, use restriction, right-of-way, charge, adverse ownership interest, attachment, option or other right to acquire an interest, right of first refusal or conditional sale or similar restriction on transfer of title or voting and other restriction of title.

(ll)         “Merger Consideration” is the dollar amount that is set forth on Schedule 2.7, based upon a fair market valuation of the Company equal to $10,000,000 as of the date of this Agreement (the “Company Valuation”), subject to adjustments, if any, as set forth in Sections 2.7 and 9.2 hereof.

(mm)     “OTCQB” means The Over-The-Counter-Quotation-Bureau.

(nn)       “Parent Advisor” means Li Sze Tang, an individual residing in Hong Kong.

(oo)       “Parent Capital Stock” means the Parent Class A Preferred Stock, Parent Class B Preferred Stock, and Parent Common Stock.

(pp)       “Parent Class A Preferred Stock” means the Class A preferred stock, par value $0.001 per share, of Parent.

(qq)       “Parent Class B Preferred Stock” means the Class B preferred stock, par value $0.001 per share, of Parent.

(rr)        “Parent Common Stock” means the common stock, par value $0.01 per share, of Parent.

(ss)        “Parent Indemnified Person” means each of the Parent and Merger Sub, and their respective Affiliates and each of the respective equity holders, directors, officers, employees, agents, successors and assigns of each of the foregoing Persons.

(tt)         “Parent Material Adverse Effect” means any Effect that would, or would reasonably be expected to, prevent or materially impede or materially delay, or prevents or materially impedes or materially delays, the consummation by Parent or Merger Sub of the Merger and the other transactions contemplated by this Agreement.

(uu)       “Per Share Price” means the price per share of Company Capital Stock as set forth in Schedule 2.7.

(vv)       “Parent Stock Price” shall be the arithmetic average of the VWAP of the Parent Common Stock for the 60 trading days immediately preceding the Closing Date, as calculated on Schedule 2.7.

(ww)     “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (iii) third Person leases, subleases and licenses (other than capital leases and leases underlying sale and leaseback transactions) entered into in the ordinary course of business; (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar liens (or other encumbrances of any type), in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or occupancy of the applicable property owned, leased, used or held for use by the Company or any of its Subsidiaries; (vii) zoning, building and other similar codes or restrictions which are not violated in any material respect by the current use or occupancy of the real property subject thereto; (viii) liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Reports filed as of the date of this Agreement; (ix)  any other liens that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business, and that would not, individually or in the aggregate, have a Company Material Adverse Effect; and (x) statutory, common law or contractual liens of landlords under Leases or liens against the fee interests of the landlord or owner of any Leased Real Property.

(xx)       “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(yy)       “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(zz)        “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(aaa)      “Securities Act” means the Securities Act of 1933.

(bbb)     “Subsidiary” of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such

Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract).

(ccc)      “Taxes” means any United States federal, state, local and non-United States taxes, charges, fees, levies, imposts, duties, and other similar assessments or charges of any kind whatsoever, imposed by any Governmental Authority in the nature of a tax, including gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise and property taxes, assessments and any similar government charges and impositions of any kind, together with all interest, penalties and additions imposed with respect to such amounts.

(ddd)     “VWAP” means, for Parent Common Stock, the dollar volume-weighted average price for such security on the OTCQB (or, if the OTCQB is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and Parent. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

1.2         Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Burdensome Condition	7.1(b)
Bylaws	3.1
Capitalization Date	3.7(a)
Articles of Merger	2.2
Charter	3.1
Closing	2.3
Closing Date	2.3
Closing Filing	6.11
Closing Press Release	6.11
Company	Preamble
Company Board Recommendation	3.3
Company Certificate	2.10(a)
Company Disclosure Letter	1.4(a)
Company Recent SEC Reports	Article III
Company SEC Reports	3.9
Company Securities	3.7(d)
Company Stockholder Meeting	6.4(a)
Company Valuation	1.1(ll)
Confidentiality Agreement	9.5
Consent	3.6
NRS	Recitals
Dissenting Company Shares	2.8(b)(i)
Effect	1.1(o)

Term	Section Reference
Effective Time	2.2
Estimated Closing Statement	2.7(b)
Exchange Agent	2.10(a)
Indemnified Persons	6.8(a)
Injunction	8.1(b)
Lease	3.14(b)
Leased Real Property	3.14(b)
Lost Certificate Affidavit	2.10(c)
Material Contract	3.16(a)
Merger	Recitals
Merger Sub	Preamble
OFAC	4.6(c)
Parent	Preamble
Parent Recent SEC Reports	Article IV
Party	Preamble
Permits	3.20
Post-Closing Parent Board	6.16
Proxy Statement	6.3(a)
Redemption	6.3(a)
Registration Statement	6.3(a)
Representatives	5.3(a)
Requisite Stockholder Approval	3.4
Signing Filing	6.11
Signing Press Release	6.11
Sublease	3.14(c)
Surviving Corporation	2.1
Tax Returns	3.17(a)(i)
Termination Date	8.1(c)

1.3         Certain Interpretations.

(a)         The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(b)         When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(c)         A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time.

(d)         Except as otherwise provided herein, all accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(e)         The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(f)          The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(g)         The Parties agree that they have had adequate opportunity to review and to reflect upon and consider the terms and conditions of this Agreement, and that each has had the opportunity to consult with counsel of its own choosing regarding and during the negotiation and execution of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

ARTICLE II
THE MERGER

2.1         The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the NRS, on the Closing Date, (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger and a Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2         The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the NRS by filing the Articles of Merger (the “Articles of Merger”) with the Secretary of State of the State of Nevada in accordance with the applicable provisions of the NRS (the time of such filing and acceptance with the Secretary of State of the State of Nevada, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Articles of Merger in accordance with the NRS, being referred to herein as the “Effective Time”).

2.3         The Closing. The consummation of the Merger will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., Eastern Standard time by remote communication and by the exchange of signature pages by electronic transmission or, to the extent such exchange is not practicable or the Parties otherwise agree in writing, on a date and time to be agreed upon by Parent, Merger Sub and the Company that is no later than the third Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.4         Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the NRS. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

2.5         Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Company, each as in effect immediately prior to the Effective Time, shall automatically be amended and restated in their entirety to read identically to the Articles of Incorporation and Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, and such amended and restated Articles of Incorporation and Bylaws shall become the respective Articles of Incorporation and Bylaws of the Surviving Corporation.

2.6         Directors and Officers. At the Effective Time, the board of directors and executive officers of the Surviving Corporation shall be the board of directors and executive officers of the Company immediately prior to the Closing, each to hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal; provided that, in advance of the Effective Time, the Articles of Incorporation and Bylaws of the Surviving Corporation shall be amended to change certain provisions as more particularly contemplated in Section 7.3(e) hereof, and to otherwise be appropriate for a public company listed on Nasdaq.

2.7         Merger Consideration.

(a)         Merger Consideration Shares. At the Closing, subject to and upon the terms and conditions of this Agreement, as consideration for the Merger, the Company Stockholders shall be entitled to receive from the Parent, a number of shares of Parent Capital Stock with an aggregate value equal to the Merger Consideration, with the Company Stockholders receiving a number of shares of Parent Capital Stock equal to (i) the Merger Consideration, divided by (ii) the applicable Per Share Price (collectively, the “Merger Consideration Shares”) as more particularly set forth on Schedule 2.7.

(b)         Estimated Closing Statement. Not later than five (5) Business Days prior to the Closing Date, the Company shall deliver to Parent a statement certified by the Company’s chief executive officer (the “Estimated Closing Statement”) setting forth the Merger Consideration (accounting for any adjustments pursuant to Sections 2.7 and 9.2(a) hereof) and resulting Merger Consideration Shares to be issued by Parent at the Closing using the formula in Section 2.7(a), which Estimated Closing Statement shall be subject to the review and the reasonable approval by Parent. Promptly after delivering the Estimated Closing Statement to Parent, the Company will meet with Parent to review and discuss the Estimated Closing Statement and the Company will consider in good faith Parent’s comments to the Estimated Closing Statement and make any appropriate adjustments to the Estimated Closing Statement prior to the Closing, as mutually approved by the Company and Parent both acting reasonably and in good faith, which adjusted Estimated Closing Statement shall thereafter become the Estimated Closing Statement for all purposes of this Agreement. The Estimated Closing Statement and the determinations contained therein shall be prepared in accordance with GAAP or other applicable accounting principles and otherwise in accordance with this Agreement. Schedule 2.7 sets forth an illustrative statement prepared in good faith by the Company in cooperation with Parent setting forth the various line items used (or to be used) in, and illustrating for sample purposes only as of the date set forth therein, the calculation of the Company Valuation as adjusted as contemplated herein, and the resulting Merger Consideration and Merger Consideration Shares, if the Closing had occurred on such date, in each case prepared and calculated in accordance with this Agreement.

2.8         Effect on Capital Stock.

(a)         Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:

(i)          Company Stock. Subject to clause (ii) below, all shares of Company Capital Stock issued and outstanding immediately prior to the Effective Time will automatically be cancelled and cease to exist in exchange for the right to receive the Merger Consideration, without interest, upon delivery of transmittal documents in accordance with Section 2.8.  As of the Effective Time, the Company Stockholders shall cease to have any other rights in and to the Company or the Surviving Corporation.

(ii)         Treasury Stock. Notwithstanding clause (i) above or any other provision of this Agreement to the contrary, at the Effective Time, if there are any shares of Company Capital Stock that are owned by the Company as treasury shares immediately prior to the Effective Time, such shares of Company Capital Stock shall be canceled and shall cease to exist without any conversion thereof or payment therefor.

(b)         Statutory Rights of Appraisal.

(i)          Notwithstanding anything to the contrary set forth in this Agreement, if required by the NRS (but only to the extent required thereby), all shares of Company Capital Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Company Stockholders who have neither voted in favor of adoption of this Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 92A.380 of the NRS (the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Merger Consideration pursuant to this Section 2.7 and instead will entitle the holders thereof to such rights as are granted to such holders by Section 92A.380 of the NRS. Each Dissenting Company Share held by a Company Stockholder who has failed to perfect or who has effectively withdrawn or lost his, her or its rights to appraisal of such Dissenting Company Share pursuant to Section 92A.380 of the NRS will thereupon be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration upon surrender of the Company Certificate in the manner provided in Section 2.10.

(ii)         The Company shall give Parent (A) prompt notice and copies of any written demands for appraisal, withdrawals or attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to the Company Stockholders’ demands of appraisal and (B) the opportunity to direct all negotiations and Legal Proceedings with respect to any demand for appraisal under the NRS. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands, or agree to do any of the foregoing.

2.9         Warrants. All Company Warrants issued and outstanding at the Effective Time shall be treated as is contemplated in the applicable Common Stock Purchase Warrant by and between the Company and the Company Warrant holder.

2.10       Surrender of Company Capital Stock and Payment of Merger Consideration.

(a)         Prior to the Effective Time, the Parent shall appoint its transfer agent, VStock Transfer, LLC, or another agent reasonably acceptable to the Company (the “Exchange Agent”), for the purpose of exchanging the certificates representing Company Capital Stock (“Company Certificates”). At or prior to the Effective Time, the Parent shall deposit, or cause to be deposited, with the Exchange Agent the Merger Consideration. The delivery of Company Certificates in respect of the Merger Consideration shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Company Certificates to the Exchange Agent (or a Lost Certificate Affidavit) for use in such exchange.

(b)         The Company Stockholders shall be entitled to receive their share of the Merger Consideration in respect of their respective shares of Company Capital Stock, as soon as reasonably practicable after the Effective Time, but subject to the delivery to the Exchange Agent of the following items prior thereto: (i) the Company Certificates for its Company Capital Stock (or a Lost Certificate Affidavit), and (ii) such other documents as may be reasonably requested by the Exchange Agent. Until so surrendered, each Company Certificate shall represent after the Effective Time for all purposes only the right to receive such portion of the Merger Consideration attributable to such Company Certificate.

(c)         Notwithstanding anything to the contrary contained herein, in the event that any Company Certificate shall have been lost, stolen or destroyed, in lieu of delivery of a Company Certificate to the Exchange Agent, the Company Stockholder may instead deliver to the Exchange Agent an affidavit of lost certificate and indemnity of loss in form and substance reasonably acceptable to the Exchange Agent (a “Lost Certificate Affidavit”), which at the reasonable discretion of the Exchange Agent may include a requirement that the owner of such lost, stolen or destroyed Company Certificate deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against it with respect to the shares of Company Capital Stock represented by the Company Certificates alleged to have been lost, stolen or destroyed. Any Lost Certificate Affidavit properly delivered in accordance with this Section 2.10(c) shall be treated as a Company Certificate for all purposes of this Agreement.

(d)         All Parent Capital Stock issued upon the surrender of Company Capital Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Capital Stock. Notwithstanding the foregoing, none of the Surviving Corporation, the Parent or any Party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(e)         Notwithstanding anything to the contrary contained herein, no fraction of a share of Parent Capital Stock will be issued by virtue of the Merger or the transactions contemplated hereby, and each Person who would otherwise be entitled to a fraction of a share of Parent Capital Stock (after aggregating all fractional shares of Parent Capital Stock that otherwise would be received by such holder) shall instead have the number of shares of Parent Capital Stock issued to such Person rounded up in the aggregate to the nearest whole share of Parent Capital Stock.

2.11       Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then the directors and officers of the Company and Merger Sub as of immediately prior to the Effective Time will take all such lawful and necessary action.

2.12       Adjustment to Merger Consideration. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Capital Stock occurs as a result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose is established, the Merger Consideration and any other amounts payable pursuant to this Agreement will be appropriately adjusted, provided that nothing in this Section 2.12 shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

2.13       Tax Treatment. For federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this ARTICLE III, except (a) as disclosed in the reports, statements and other documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2021 and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Cautionary Statement,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Company Recent SEC Reports”) (it being understood that this clause (a) will not apply to any of Section 3.2, Section 3.3, Section 3.4, Section 3.5, and Section 3.7); or (b) as set forth in the disclosure letter delivered by Company to the Parent on the date hereof (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1         Organization; Good Standing. The Company (a) is a corporation duly organized, validly existing and in good standing pursuant to the NRS; and (b) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties, rights and assets owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Amended and Restated Articles of Incorporation of the Company (the “Charter”) and the Bylaws of the Company (the “Bylaws”), each as amended to date. The Charter and Bylaws are in full force and effect on the date of this Agreement. The Company is not in material violation of the Charter or the Bylaws.

3.2         Corporate Power; Enforceability. The Company has the requisite corporate power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) subject to receiving the Requisite Stockholder Approval, consummate the Merger. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Merger have been duly authorized by all necessary corporate action on the part of the Company and no additional corporate actions on the part of the Company are necessary to authorize (i) the execution and delivery of this Agreement by the Company; (ii) the performance by the Company of its covenants and obligations hereunder; or (iii) subject to the receipt of the Requisite Stockholder Approval and the filing of the Articles of Merger with the Secretary of State of the State of Nevada, the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

3.3         Company Board Approval. The Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth herein and declared this Agreement advisable; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein; (iii) directed that the adoption of this Agreement be submitted to a vote at a meeting of the stockholders of the Company and (iv) resolved to recommend that the Company Stockholders vote in favor of adoption of this Agreement in accordance with the NRS (collectively, the “Company Board Recommendation”).

3.4         Requisite Stockholder Approval. The affirmative vote of the holders of a majority of the outstanding shares of Company Capital Stock entitled to vote to adopt this Agreement (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Capital Stock that is necessary pursuant to applicable Law, the Charter or the Bylaws to consummate the Merger.

3.5         Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and, assuming receipt of the Requisite Stockholder Approval, the consummation of the Merger do not (a) violate or conflict with any provision of the Charter or the Bylaws or the equivalent organizational or governing documents of any Subsidiary of the Company; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6 and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law applicable to the Company or any of its Subsidiaries; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not have a Company Material Adverse Effect.

3.6         Requisite Governmental Approvals. No consent, approval, order or authorization of, filing or registration with, or notification to (any of the foregoing, a “Consent”) any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company; (b) performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Articles of Merger with the Secretary of State of the State of Nevada; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii)  the rules of OTCQB; and (iv) such other Consents the failure of which to obtain would not have a Company Material Adverse Effect.

3.7         Company Capitalization.

(a)         Capital Stock. The authorized capital stock of the Company consists of (i) 5,000,000,000 shares of Company Common Stock (ii) 5000,000 shares of Company Series A Preferred Stock (iii) 1,000,000 shares of Company Series B Preferred Stock and (iv) 7,600 shares of Company Series C Preferred Stock. As of 5:00 p.m., Eastern Standard time, on December 7, 2023 (such time and date, the “Capitalization Date”), (A) 1,843,544,622 shares of Company Common Stock were issued and outstanding (for the avoidance of doubt, excluding shares held in treasury); (B) 500,000 shares of Company Series A Preferred Stock were issued and outstanding; (C) no shares of Company Series B Preferred Stock were issued and outstanding; and (D) 788 shares of Company Series C Preferred Stock were issued and outstanding.

(b)         All outstanding shares of Company Capital Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities.

(c)         Stock Reservation. As of the Capitalization Date, the Company has reserved 125,043,566 shares of Company Common Stock for issuance pursuant to the Company Warrants.

(d)         Company Securities. Except as set forth in this Section 3.7, as of the Capitalization Date, there were (i) other than the Company Capital Stock, no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) other than the Company Warrants, no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) other than the Company Warrants, no outstanding options, warrants or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue or sell, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively with the Company Common Stock, the “Company Securities”); (vi) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; (vii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound; and (viii) no other obligations by the Company to make any payments based on the price or value of any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Capital Stock. The Company does not have a stockholder rights plan in effect. Section 3.7(d) of the Company Disclosure Letter contains a correct and complete list as of the Capitalization Date of outstanding Company Warrants.

(e)         Other Rights. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

3.8         Subsidiaries.

(a)         Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization of each Subsidiary of the Company as of the date hereof. Each Subsidiary of the Company (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not have a Company Material Adverse Effect. Each Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each Subsidiary, each as amended to date. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not have a Company Material Adverse Effect.

(b)         Capital Stock of Subsidiaries. As of the Capitalization Date, all of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) has been duly authorized, validly issued and is fully paid and nonassessable; and (ii) is owned, directly or indirectly, by the Company, free and clear of all Liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.

(c)         Other Securities of Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; or (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries.

(d)         Other Equity Interests. Other than for the capital stock of its Subsidiaries, as of the date hereof, the Company does not own any equity or voting interest in any other Person.

3.9         Company SEC Reports. Since January 1, 2021, the Company has filed all forms, reports and documents with the SEC that have been required to be filed by it pursuant to applicable Laws prior to the date of this Agreement (the “Company SEC Reports”). Each Company SEC Report complied, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the applicable rules and regulations promulgated thereunder, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC.

3.10       Company Financial Statements. The consolidated financial statements of the Company and its Subsidiaries (including all notes thereto) filed with the Company SEC Reports (i) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (ii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows and stockholders’ equity for the periods then ended. Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

3.11       No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated balance sheets (and the notes thereto) of the Company and its Subsidiaries set forth in the Company’s quarterly reports on Form 10-Q filed by the Company with the SEC since the date of the Audited Company Balance Sheet and prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the Merger; (c) incurred in the ordinary course of business since September 30, 2023; (d) that would not have a Company Material Adverse Effect; or (e) incurred in connection with the transactions contemplated by this Agreement.

3.12       Absence of Certain Changes; No Company Material Adverse Effect. Since September 30, 2023 through the date of this Agreement, the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business. Since December 31, 2022 through the date of this Agreement, there has not occurred a Company Material Adverse Effect.

3.13       Material Contracts.

(a)         Material Contracts. Except as set forth on Section 3.13(a) of the Company Disclosure Letter and in the Company SEC Reports, other than this Agreement, there are no Contracts to which the Company is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a liability greater than $250,000, (ii) may not be cancelled by the Company on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of the Company as its business is currently conducted, any acquisition of material property by the Company, or restricts in any material respect the ability of the Company to engage in business as currently conducted by it or compete with any other Person (each, a “Material Contract”).  All Material Contracts have been made available to Parent other than those that are exhibits to the Company SEC Reports.

(b)         Validity. Each Material Contract is valid and binding on the Company or each such Subsidiary of the Company party thereto, enforceable in accordance with its terms and is in full force and effect, and none of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is or is alleged to be in breach of or default pursuant to any such Material Contract, except for such failures to be in full force and effect that would not have a Company Material Adverse Effect. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew or renegotiate in any material respects the terms of any such Material Contract, except for such written notices to terminate, not renew or renegotiate with respect to matters that would not have a Company Material Adverse Effect.

3.14       Real Property.

(a)         Owned Real Property. Neither the Company nor its Subsidiaries own any real property or interests in real property as of the date of this Agreement.

(b)         Leased Real Property. Section 3.14(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy any real property with such property subject to annual rent obligations in excess of $1,000,000 (such property, the “Leased Real Property,” and each such lease, sublease or license (including any modifications, amendments, guaranties, exhibits, schedules and supplements thereto), a “Lease”). Each Lease is in full force and effect and is binding upon the Company or its Subsidiary, as applicable, and to the Knowledge of the Company, each other party thereto. With respect to each Lease, and except as would not have a Company Material Adverse Effect, (i) there are no material disputes with respect to such Lease and none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person, is in breach or violation of, or default under, any Lease and no event has occurred and no circumstance exists which, if not remedied, would result in such a breach, violation or default under any Lease (with or without notice or lapse of time, or both), (ii) except as disclosed in this Agreement, the Company or one of its Subsidiaries has not collaterally assigned or granted any security interest in such Lease or any interest therein, and (iii) the Company or one of its Subsidiaries has valid leasehold estates in the Leased Real Property, free and clear of all Liens (other than Permitted Liens).

(c)         Subleases. Section 3.14(c) of the Company Disclosure Letter contains a true, correct and complete list as of the date of this Agreement of all the existing subleases and licenses (each, a “Sublease”) granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy, the Leased Real Property. With respect to each of the Subleases, each Sublease is valid and binding on the Company or each such Subsidiary of the Company party thereto enforceable in accordance with its terms and is in full force and effect. None of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in breach of or default pursuant to any such Sublease and no circumstance exists which, if not remedied, would result in such a breach, violation or default under any Sublease (with or without notice or lapse of time, or both), except for such failures to be in full force and effect that would not have, or reasonably be expected to have a Company Material Adverse Effect.

(d)          There is no pending or, to the Knowledge of the Company, threatened, appropriation, condemnation or similar proceeding affecting the Leased Real Property or any part thereof or interest therein.

3.15       Environmental Matters. Except as would not have a Company Material Adverse Effect, since January 1, 2021, neither the Company nor any of its Subsidiaries (a) has received any written notice alleging that the Company or any Subsidiary has violated any Environmental Law or is liable under any Environmental Law or regarding Hazardous Substances; (b) has, to the Knowledge of the Company, transported, produced, processed, manufactured, generated, used, treated, handled, stored, released or disposed of or arranged for disposal any Hazardous Substances in violation of or in a manner that would reasonably be expected to result in liability under any applicable Environmental Law, and to the Knowledge of the Company as of the date of this Agreement, Hazardous Substances are not otherwise present at or affecting any of the Leased Real Property in amounts or circumstances that would reasonably be expected to require the Company or any of its Subsidiaries to undertake any investigation or corrective or remedial action under any applicable Environmental Law, or to give rise to any claim against or interfere with the operations of the Company or any of its Subsidiaries; (c) has exposed any employee or any other Person to Hazardous Substances in violation of, or in a manner that would reasonably be expected to result in liability under, any applicable Environmental Law; or (d) is a party to or is the subject of any pending or, to the Knowledge of the Company as of the date of this Agreement, threatened Legal Proceeding (i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law or regarding Hazardous Substances; or (e) has, to the Knowledge of the Company as of the date of this Agreement, assumed or retained by Contract any liability under Environmental Law or regarding Hazardous Substances.

3.16       Tax Matters.  Except as would not reasonably be expected to result in material liability to the Company and its Subsidiaries:

(a)         The Company and each of its Subsidiaries have timely filed all income and other material United States federal, state, local and non-United States returns, declarations, estimates, information statements and reports (including amendments thereto) relating to any and all Taxes (“Tax Returns”) required to be filed by or with respect to any of them, and all such Tax Returns (i) were prepared in compliance with all applicable Laws and (ii) are true, correct, and complete in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time to file any Tax Return that has not been filed.

(b)         The Company and each of its Subsidiaries have timely paid all Taxes due and payable by any of them. The unpaid Taxes of the Company and its Subsidiaries did not, as of the date of the Audited Company Balance Sheet, exceed the amount accrued for current Taxes payable (for clarity, excluding any deferred Tax liabilities established to reflect timing differences between book and Tax income) set forth on the face of the Audited Company Balance Sheet (rather than in any notes thereto).

3.17       Employee Plans. The Company does not maintain, sponsor, contribute to or otherwise have any liability under, any Employee Plans.

3.18       Labor and Employment Matters.

(a)         Employment Law Compliance. Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance and have complied since January 1, 2021 with applicable Laws and orders, in each case, with respect to employment (including applicable Laws, rules and regulations regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining and material contractual requirements pertaining to personally identifiable information). Neither the Company nor any of its Subsidiaries are bound by any current or pending consent decree with any Governmental Authority arising out of any employment or labor issues, and, to the Knowledge of the Company, no such decree has been threatened.

(b)         Withholding. Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries have (i) withheld, since January 1, 2021, all amounts required by applicable Law to be withheld from the wages, salaries and other payments to employees, and (ii) are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing.

3.19       Permits. Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries hold all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Authorities (“Permits”) that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. The Company and its Subsidiaries comply with the terms of all Permits except as would not have a Company Material Adverse Effect, no suspension, cancellation, non-renewal or adverse modification of any of the Permits is pending or, to the Knowledge of the Company, threatened, except for such noncompliance, suspensions, cancellations, non-renewals or adverse modifications that would not have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, all Permits are in full force and effect.

3.20       Compliance with Laws.

(a)         General Compliance. Except as would not have a Company Material Adverse Effect, since January 1, 2021, the Company and each of its Subsidiaries, and all directors, officers, and to the Knowledge of the Company, employees, agents, or other third parties, in each case, acting on behalf of the Company and its Subsidiaries, have been, and their business and operations have been conducted in compliance with all, and they have not received written notice of any default or violation of any, Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries.

(b)         Prohibited Payments; Anti-Corruption Laws. Since January 1, 2020, neither the Company, nor any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to an act by any Governmental Authority in material violation of any applicable Law relating to anti-corruption, bribery or similar matters; (ii) offered or given anything of value to any Government Official or employee, or to any political party or official thereof, or any candidate for foreign political office, or any other Person in material violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment in material violation of any applicable Law relating to anti-corruption, bribery or similar matters. Since January 1, 2020, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Authority that it violated or may have violated any Law relating to anti-corruption, bribery or similar matters. To the Knowledge of the Company, no Governmental Authority is investigating, examining or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery or similar matters. Since January 1, 2020, the Company has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Company and its Subsidiaries, and their respective directors, officers, and employees with applicable Laws relating to anti-corruption, anti-bribery or similar matters.

3.21       Anti-Money Laundering Laws. The Company and its Subsidiaries and each of their respective officers and directors, in their capacity as such, and, to the Knowledge of the Company, other Persons acting on behalf of the Company, in their capacity as such have at all times since January 1, 2020 been in material compliance with applicable Anti-Money Laundering Laws. The Company and its Subsidiaries have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance with Anti-Money Laundering Laws by the Company and its Subsidiaries. Since January 1, 2020, (i) the Company and its Subsidiaries have not received from any Governmental Authority any written notice, or inquiry regarding an actual or alleged violation of Anti-Money Laundering Law; or (ii) made any voluntary or involuntary disclosure to a Governmental Authority regarding an actual or alleged violation of Anti-Money Laundering Laws.

3.22       Legal Proceedings; Orders.

(a)         No Legal Proceedings. There are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such that would have a Company Material Adverse Effect.

(b)         No Orders. Neither the Company nor any of its Subsidiaries or any of their assets, rights or properties is subject to any order, writ, judgment, injunction, decree or award of any kind or nature that would (i) prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement or (ii) have a Company Material Adverse Effect.

3.23       Related Person Transactions. Except for compensation or other employment arrangements in the ordinary course of business, there are, and since January 1, 2021, there have been, no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer or employee) thereof or any holder of 5% or more of the shares of Company Common Stock, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders.

3.24       Brokers, Finders and Financial Advisors. Except the Company Advisor, no broker, finder or investment banker is entitled to any brokerage, finder’s or other similar fee or commission in connection with the Merger. Prior to the execution of this Agreement, the Company has made available to Parent a complete and accurate copy of any engagement letter between the Company and the Company Advisor under which any fees or expenses may become payable in connection with the Merger or any of the other transactions contemplated hereby.

3.25       No Other Representations. Except as expressly set forth in this Article III, neither the Company nor any of its Subsidiaries has made any representation or warranty, express or implied, to Parent or Merger Sub in connection with this Agreement, the Merger or any of the other transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

With respect to any Section of this ARTICLE IV, except (a) as disclosed in the reports, statements and other documents filed by Parent with the SEC or furnished by Parent to the SEC, in each case pursuant to the Exchange Act on or after January 1, 2021, and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Note About Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (the “Parent Recent SEC Reports”) (it being understood that this clause will not apply to any of Section 4.2 or Section 4.8), Parent and Merger Sub hereby represent and warrant to the Company as follows:

4.1         Organization; Good Standing.

(a)         Parent. Parent (i) is duly organized, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Parent to consummate the Merger.

(b)         Merger Sub. Merger Sub (i) is a corporation duly organized, validly existing and in good standing pursuant to the NRS; and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Merger Sub to consummate the Merger. Merger Sub has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. Parent or a direct or indirect Subsidiary of Parent is the sole record and beneficial stockholder of Merger Sub.

(c)         Organizational Documents. Parent has made available to the Company true, correct and complete copies of the articles of incorporation, bylaws and other similar organizational documents of Parent and Merger Sub, each as amended to date. Neither Parent nor Merger Sub is in violation of its articles of incorporation, bylaws or other similar organizational document, except where the failure to be in such good standing, or to have such power or authority, would not prevent or materially delay the ability of Parent and Merger Sub to consummate the Merger. The articles of incorporation, bylaws or other similar organizational document of Parent and Merger Sub are in full force and effect on the date of this Agreement.

4.2         Corporate Power; Enforceability. Each of Parent and Merger Sub has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) consummate the Merger. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder and, subject to receiving the Requisite Stockholder Approval, the consummation of the Merger have been duly authorized by all necessary action on the part of each of Parent and Merger Sub and, other than the adoption of this Agreement by Parent or the applicable direct or indirect Subsidiary of Parent immediately following the execution and delivery of this Agreement in its capacity as sole stockholder of Merger Sub in accordance with applicable Law and the Articles of Incorporation and bylaws of Merger Sub, no additional actions on the part of Parent or Merger Sub are necessary to authorize (i) the execution and delivery of this Agreement by each of Parent and Merger Sub; (ii) the performance by each of Parent and Merger Sub of its respective covenants and obligations hereunder; or (iii) the consummation of the Merger or the other transactions contemplated by this Agreement (other than the filing with the Secretary of State of the State of Nevada of the Articles of Merger as required by the NRS). This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to laws governing specific performance, injunctive relief and other equitable remedies and general principles of equity.

4.3         Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the Merger do not (a) violate or conflict with any provision of the Articles of Incorporation, bylaws or other similar organizational documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to Parent or Merger Sub; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the material properties or material assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger.

4.4         Requisite Governmental Approvals. No Consent of any Governmental Authority is required on the part of Parent, Merger Sub or any of their Affiliates in connection with the (a) execution and delivery of this Agreement by each of Parent and Merger Sub; (b) performance by each of Parent and Merger Sub of their respective covenants and obligations pursuant to this Agreement; or (c) consummation of the Merger, except (i) the filing of the Articles of Merger with the Secretary of State of the State of Nevada; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) the rules of OTCQB and (iv) such other Consents the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger.

4.5         Legal Proceedings; Orders.

(a)         No Legal Proceedings. As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub that would, individually or in the aggregate prevent or materially delay the consummation of the Merger or the ability of Parent and Merger Sub to fully perform their respective covenants and obligations pursuant to this Agreement.

(b)         No Orders. Neither Parent nor Merger Sub is subject to any order of any kind or nature that would prevent or materially delay the consummation of the Merger.

4.6         Certain Business Practices.

(a)         Neither the Parent, nor Merger Sub, nor any of their respective Representatives acting on their behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law, (iii) made any other unlawful payment or (iv) since the formation of the Parent, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Parent or Merger Sub or assist either in connection with any actual or proposed transaction.

(b)         The operations of each of Parent and Merger Sub are and have been conducted at all times in material compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Legal Proceeding involving the Parent with respect to any of the foregoing is pending or, to the Knowledge of the Parent, threatened.

(c)         None of the Parent, Merger Sub, or any of their respective directors or officers, or, to the Knowledge of the Parent and Merger Sub, any other Representative acting on its behalf is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Parent has not, in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

4.7         Ownership of Company Common Stock. Neither Parent nor Merger Sub is (or has been during the two years prior to the date of this Agreement) an “interested stockholder” (as defined in Section 203 of the NRS) of the Company, assuming that the representations of the Company set forth in Section 3.3 are true and correct.

4.8         Ownership of Merger Consideration Shares. All shares of Parent Capital Stock to be issued and delivered to the Company Stockholders as Merger Consideration in accordance with Article II shall be, upon issuance and delivery of such Parent Capital Stock, fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, and the issuance and sale of such Parent Capital Stock pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal. Other than the Redemption, there are no outstanding obligations of Parent or Merger Sub to repurchase, redeem or otherwise acquire any shares of Parent or Merger Sub or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. There are no stockholders agreements, voting trusts or other agreements or understandings to which Parent or Merger Sub is a party with respect to the voting of any shares of Parent or Merger Sub.

4.9         Brokers, Finders and Financial Advisors. Except the Parent Advisor, no broker, finder or investment banker is entitled to any brokerage, finder’s or other similar fee or commission in connection with the Merger. Prior to the execution of this Agreement, the Company has made available to Parent a complete and accurate copy of any engagement letter between the Parent and the Parent Advisor under which any fees or expenses may become payable in connection with the Merger or any of the other transactions contemplated hereby.

4.10       No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement and the Merger. The vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to adopt and approve this Agreement and the Merger.

4.11       No Other Representations. Except as expressly set forth in this ARTICLE IV, neither the Parent nor Merger Sub has made any representation or warranty, express or implied, to the Company or its Subsidiaries in connection with this Agreement, the Merger or any of the other transactions contemplated hereby.

ARTICLE V
INTERIM OPERATIONS OF THE COMPANY

5.1         Affirmative Obligations. Except (a) as expressly contemplated by this Agreement; (b) as set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter; (c) as contemplated by Section 5.2; (d) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); or (e) as required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will, and will cause each of its Subsidiaries to, (i) use its respective reasonable best efforts to maintain its existence in good standing pursuant to applicable Law; (ii) subject to the restrictions and exceptions set forth in Section 5.2 or elsewhere in this Agreement, conduct its business and operations in the ordinary course of business; and (iii) use its respective reasonable best efforts, consistent with its operations in the ordinary course of business, to (A) preserve intact its material assets, properties, Contracts or other legally binding understandings, licenses and business organizations; (B) keep available the services of its current officers and key employees; and (C) preserve its current relationships and goodwill with customers, suppliers, partners, platform providers, manufacturers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with which the Company or any of its Subsidiaries has business relations.

5.2         Forbearance Covenants. Except (i) as set forth in Section 5.2 of the Company Disclosure Letter; (ii) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed); (iii) as expressly contemplated by the terms of this Agreement; or (iv) as required by applicable Law or the regulations or requirements of any stock exchange or regulatory organization applicable to the Company or any of its Subsidiaries, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will not, and will not permit any of its Subsidiaries, to:

(a)         amend or otherwise change the Charter, the Bylaws or any other similar organizational document, other than any immaterial or ministerial amendments thereto;

(b)         propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c)         issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Company Securities;

(d)         directly or indirectly acquire, repurchase or redeem any Company Securities or any securities of its Subsidiaries;

(e)         (A) adjust, split, subdivide, combine or reclassify any shares of capital stock, or issue or authorize or propose the issuance of any other Company Securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interest; (B) declare, set aside, authorize, establish a record date for or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for (x) cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries or (y) one regular cash dividend on Company Common Stock in an amount per share of Company Common Stock not in excess of $0.47; provided that the declaration, record and payment date of such dividend shall be consistent with the historical declaration, record and payment date for the dividend on Company Common Stock from fiscal year 2021 or if such date is not a Business Day, the next day that is a Business Day; (C) pledge or encumber any shares of its capital stock or other equity or voting interest; or (D) modify the terms of any shares of its capital stock or other equity or voting interest;

(f)          (A) incur, assume, suffer or modify the terms of any Indebtedness (including any long-term or short-term debt) or issue any debt securities, except (1) for trade payables incurred in the ordinary course of business; or (2) for loans or advances to direct or indirect wholly owned Subsidiaries of the Company; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company; or (C) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);

(g)         settle, release, waive or compromise any pending or threatened Legal Proceeding against the Company or its Subsidiaries or agree to any remedies with respect to any Legal Proceeding or settlement thereof;

(h)         adopt or enter into a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company; or

(i)          enter into any written agreement to do any of the foregoing.

5.3         No Solicitation.

(a)         No Solicitation or Negotiation. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will cease and cause to be terminated any discussions or negotiations with and terminate any data room access (or other diligence access) of any Person and its Affiliates, directors, officers, employees, consultants, agents, representatives and advisors (collectively, “Representatives”) relating to any Acquisition Transaction. Subject to the terms of Section 5.3(c), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company and its Subsidiaries and their respective directors, executive and other officers will not, and the Company will not authorize or direct any of its or its Subsidiaries’ employees, consultants or other Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal, offer or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries (other than Parent, Merger Sub or any designees of Parent or Merger Sub), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an

Acquisition Proposal, or with respect to any inquiries from third Persons relating to making a potential Acquisition Proposal (other than solely to inform such Persons of the provisions contained in this Section 5.3); (iv) approve, endorse or recommend any proposal that constitutes, or is reasonably expected to lead to, an Acquisition Proposal; (v) enter into any letter of intent, memorandum of understanding, merger agreement, expense reimbursement agreement, acquisition agreement or other Contract relating to an Acquisition Transaction (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) authorize or commit to do any of the foregoing.

(b)         No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 5.3(c), at no time after the date of this Agreement may the Company Board (or a committee thereof):

(i)          (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent; (B) adopt, approve or recommend an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within 10 Business Days following Parent’s written request made promptly following the occurrence of a material event or development relating to or reasonably likely to have a material effect on the Merger or the vote by the Company Stockholders at the Company Stockholder Meeting (or if the Company Stockholder Meeting is scheduled to be held within 10 Business Days, then within one Business Day after Parent so requests); (D) take any formal action or make any recommendation in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until the close of business on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.3); or (E) fail to include the Company Board Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Company Board Recommendation Change”), it being understood that the delivery in itself by the Company to Parent of any notice contemplated by Section 5.3(c) will constitute a Company Board Recommendation Change or violate this Section 5.3; or

(ii)         cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(c)         Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:

(i)          the Company Board may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board determines in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and then if and only if:

(1)         the Company has provided prior written notice to Parent at least three Business Days in advance to the effect that the Company Board has (A) so determined; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.3(c)(i), which notice will describe the Intervening Event in reasonable detail; and

(2)         prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such three Business Day period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests in writing to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board no longer determines in good faith that the failure to make a Company Board Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (B) provided Parent and its Representatives with an opportunity to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation).

(d)         Notice. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will promptly (and, in any event, by the later of (i) 24 hours from the receipt thereof or (ii) 5:00 p.m., Eastern Standard time, on the next Business Day) notify Parent if (x) any Acquisition Proposal is, to the Knowledge of the Company or of any member of the Company Board, received by the Company or any of its Representatives, (y) any inquiry from any third Person that would be reasonably expected to result in an Acquisition Proposal is, to the Knowledge of the Company or of any member of the Company Board, received by the Company or any of its Representatives, or (z) to the Knowledge of the Company or of any member of the Company Board, any non-public information is requested by any third Person that would be reasonably expected to result in an Acquisition Proposal from or any discussions or negotiations that would be reasonably expected to result in an Acquisition Proposal are sought by any third Person to be initiated or continued with the Company or any of its Representatives. Such notice must include (A) the identity of the Person or “group” of Persons making such offers or proposals (unless, in each case, such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or “group” of Persons that is in effect on the date of this Agreement); and (B) a summary of the material terms and conditions of such offers or proposals or if such Acquisition Proposal or request is in writing, a copy thereof. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and terms of any such offers or proposals (including any amendments thereto) and the status of any such discussions or negotiations.

(e)         Certain Disclosures. So long as the Company Board expressly publicly reaffirms the Company Board Recommendation in such disclosure (other than a customary “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act), then nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; or (iii) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board (or a committee thereof), after consultation with outside counsel, has determined in good faith is required by applicable Law. In addition, so long as the Company Board expressly publicly reaffirms the Company Board Recommendation in such disclosure (other than a customary “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act), then it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board solely that (A) describes the Company’s receipt of an Acquisition Proposal; (B) identifies the Person making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect thereto will not be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.

(f)          Breach by Representatives. The Company agrees that any action taken by any Representative (other than any employee or consultant of the Company who is not at the senior vice president level or above or other officer of the Company) of the Company that, if taken by the Company, would be a breach of this Section 5.3, then such action will be deemed to constitute a breach by the Company of this Section 5.3.

5.4         No Control of the Company’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI
ADDITIONAL COVENANTS

6.1         Required Action and Forbearance; Efforts.

(a)         Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Parent and Merger Sub, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by using reasonable best efforts to:

(i)          cause the conditions to the Merger set forth in ARTICLE VII to be satisfied;

(ii)         (1) seek to obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; and

(iii)        (1) seek to obtain all consents, waivers and approvals and (2) deliver all notifications pursuant to any Material Contracts (or other applicable Contracts of the Company or its Subsidiaries) in connection with this Agreement and the consummation of the Merger so as to seek to maintain and preserve the benefits to the Surviving Corporation of such Material Contracts (or other applicable Contracts of the Company or its Subsidiaries) as of and following the consummation of the Merger, in each of cases (1) and (2) to the extent directed to do so by Parent following consultation therewith.

(b)         No Failure to Take Necessary Action. In addition to the foregoing, subject to the terms and conditions of this Agreement, neither Parent or Merger Sub, on the one hand, nor the Company, on the other hand, will take any action, or fail to take any action, that is intended to or has (or would reasonably be expected to have) the effect of (i) preventing or materially impairing or materially delaying or otherwise materially adversely affecting the consummation of the Merger; or (ii) the ability of such Party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 5.3 will be considered a violation of this Section 6.1.

6.2         Proxy Statement.

(a)         Preparation. Promptly after the execution of this Agreement the Company will prepare (with Parent’s reasonable cooperation) and file as promptly as practicable, and in any event within 20 Business Days after the date of this Agreement, with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”) for the purpose of soliciting proxies from Company Stockholders for the matters to be acted upon at the Company Stockholder Meeting and providing the Company Stockholders an opportunity in accordance with the Company’s Charter and Bylaws to have their shares of Company Capital Stock redeemed (the “Redemption”) in conjunction with the stockholder vote, which shall include a joint registration statement (the “Registration Statement”) relating to the registration under the Securities Act of the Merger Consideration Shares. The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.3, the Company must include the Company Board Recommendation in the Proxy Statement. The Company will use its reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after receipt thereof. Promptly following confirmation by the SEC that the SEC has no further comments, the Company will cause the Proxy Statement in definitive form to be mailed to the Company Stockholders.

(b)         Assistance. Each of the Company, Parent and Merger Sub will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to either received from the SEC.

(c)         SEC Correspondence. The Parties will notify each other promptly of the receipt of any comments, whether written or oral, from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such filings.

(d)         No Amendments. Except in connection with a Company Board Recommendation Change, or incorporation of filings by reference, no amendment or supplement to the Proxy Statement will be made by the Company without the approval of Parent, which approval will not be unreasonably withheld, conditioned or delayed.

(e)         Accuracy; Supplied Information.

(i)          Company. On the date of filing, the date of mailing to the Company Stockholders (if applicable) and at the time of the Company Stockholder Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will not, at the time that such Proxy Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii)         Parent. The information supplied by Parent, Merger Sub and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement will not, at the time that the Proxy Statement is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no covenant is made by Parent or Merger Sub with respect to any information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement.

6.3         Company Stockholder Meeting.

(a)         Call of Company Stockholder Meeting. The Company will take all action necessary in accordance with the NRS, the Charter, the Bylaws and the rules of OTCQB to establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable following the mailing of the Proxy Statement to the Company Stockholders, for the sole purpose of obtaining the Requisite Stockholder Approval and obtaining advisory approval of the compensation that the Company’s named executive officers may receive in connection with the Merger (and, if applicable, for the Company Stockholders to act on such other matters of procedure required in connection with the adoption of this Agreement and matters required by applicable Law to be voted on by the Company Stockholders in connection with the adoption of this Agreement). Notwithstanding anything to the contrary in this Agreement, the Company will convene, subject to Section 6.3(b), and hold the Company Stockholder Meeting on or around the 20th Business Day following the mailing of the Proxy Statement to the Company Stockholders or on such other date elected by the Company with Parent’s consent (not to be unreasonably withheld, conditioned or delayed). Subject to Section 5.3 and unless there has been a Company Board Recommendation Change, the Company will include (i) the Company Board Recommendation in the Proxy Statement; and (ii) use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b)         Adjournment of Company Stockholder Meeting. The Company will cooperate with and keep Parent informed upon Parent’s reasonable request regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to the Company Stockholders. The Company will be permitted to postpone or adjourn the Company Stockholder Meeting if, but only if, (i) as of the time that the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement), there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting, (ii) the Company Board has determined in good faith (after consultation with outside legal counsel) (A) that it is required by applicable Law or order to postpone or adjourn the Company Stockholder Meeting, (B) that such postponement or adjournment is required by applicable Law to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to Company Stockholders with adequate time for review prior to the Company Stockholder Meeting or (C) that such postponement or adjournment is necessary to permit completion of any pending notice period in respect of a Company Board Recommendation Change, (iii) the Company is requested to postpone or adjourn the Company Stockholder Meeting by the SEC or its staff or (iv) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). In no event will the Company Stockholder Meeting be postponed or adjourned (i) by more than 10 calendar days at a time without the prior written consent of Parent; or (ii) with respect to Section 6.3(a), by more than 30 calendar days after the date on which the Company Stockholder Meeting was (or was required to be) originally scheduled without the prior written consent of Parent. In no event will the record date of the Company Stockholder Meeting be changed without Parent’s prior written consent. The Company will postpone or adjourn the Company Stockholder Meeting on one or more occasions for an aggregate period of up to 30 days if so requested by Parent (and subsequently hold the Company Stockholder Meeting as promptly as practicable after such postponement or adjournment), in each case, if, on the date for which the Company Stockholder Meeting is then-scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval, whether or not a quorum is present. Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company Stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the Company Stockholders at the Company Stockholder Meeting.

6.4         Anti-Takeover Laws. The Company and the Company Board will (a) take all actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Merger; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Merger, take all action within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.

6.5         Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records, facilities and personnel and Representatives of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law or regulation requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information, provided that the Company shall take all reasonable steps to permit inspection of or to disclose such information and to respond in a timely manner to all subsequent queries by Parent and its Representatives based on such information on a basis that does not compromise the Company’s attorney-client or other privilege with respect thereto; (c) access to a Contract in effect as of the date of this Agreement to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; or (d) such access unreasonably interferes with the conduct of the business of the Company and its Subsidiaries or creates a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Subject to applicable Law and the immediately preceding sentence, the Company will provide Parent with reports of the Company reasonably requested by Parent. Any access to the properties (including systems) of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.5. All requests for access pursuant to this Section 6.5 must be directed to an officer of the Company, or another person designated in writing by the Company.

6.6         Section 16(b)-3 Exemption. The Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act. Parent will take all actions reasonably necessary to cause the

Merger, and any acquisitions of equity securities of Parent (including derivative securities) in connection with the Merger by each individual who is contemplated to become a director or executive officer of Parent, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.7         Directors’ and Officers’ Exculpation and Indemnification.

(a)         Indemnified Persons. The Surviving Corporation will (and Parent shall cause the Surviving Corporation to) honor and fulfill, in all respects, the obligations of the Company pursuant to any indemnification agreements set forth in the Charter and the Bylaws as in effect on the date of this Agreement with respect to any of the Company’s current or former directors and officers (collectively, the “Indemnified Persons”). (For avoidance of doubt: (i) the Parent will honor and fulfill, in all respects, the obligations of the Parent pursuant to any indemnification agreements set forth in the Charter and the Bylaws as in effect on the date of this Agreement with respect to any of the Parent’s current or former directors and officers for any acts taken in their respective capacities as directors or officers of Parent; and, (ii) no director or officer of Parent, upon such person’s resignation, removal or other termination from such directorship or office, shall be held liable for any acts taken by Parent, its directors or officers after such person’s resignation, removal or other termination from such directorship or office.) In addition, during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) cause the articles of incorporation, bylaws and other similar organizational documents of the Surviving Corporation to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable to the Indemnified Persons as the indemnification, exculpation and advancement of expenses provisions set forth in the Charter and the Bylaws as of the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b)         Indemnification Obligation. Without limiting the generality of the provisions of Section 6.7(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, each Indemnified Person from and against any costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries or other Affiliates (regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (ii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto, except that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.7(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, (A) the Surviving Corporation will have the right to control the defense thereof after the Effective Time; (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by the Surviving Corporation), whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding; (C) the Surviving Corporation will advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Corporation elects to control the defense of any such Legal Proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it is ultimately determined that such Indemnified Person is not entitled to be indemnified; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Surviving Corporation.

(c)         Successors and Assigns. If Parent, the Surviving Corporation or any of their respective successors or assigns will (i) consolidate with or merge into any other Person and not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfer all or substantially all of its properties and assets to any Person, then proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.7.

(d)         No Impairment. The obligations set forth in this Section 6.7 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons (and their heirs and representatives) are intended to be third-party beneficiaries of this Section 6.7, with full rights of enforcement as if a Party. The rights of the Indemnified Persons pursuant to this Section 6.7 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law (whether at law or in equity).

(e)         Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.7 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.8         Employee Matters.

(a)         Employment; Benefits. The Surviving Corporation or one of its Subsidiaries will (and Parent will cause the Surviving Corporation or one of its Subsidiaries to) continue the employment of all employees of the Company and its Subsidiaries set forth on Section 6.8(a) of the Company Disclosure Letter as of the Effective Time by taking such actions, if any, as are required by applicable Law. For a period of twelve months following the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) ensure that each Continuing Employee receives target cash compensation, benefits and severance payments that, taken as a whole, are no less favorable in the aggregate than the target cash compensation (other than any equity-based compensation, retention, transaction, milestone or other one-time bonus or payment), benefits and severance payments and benefits provided to such Continuing Employee immediately prior to the Effective Time.

(b)         No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.8 will not be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate the employment of any Continuing Employee for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to implement or continue any Employee Plan or prevent the amendment, modification or termination thereof after the Effective Time; or (iii) create any third-party beneficiary rights in any Person.

6.9         Obligations of Merger Sub. Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

6.10       Notification of Certain Matters.

(a)         Notification by the Company. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement (and no failure to provide any such notification shall be treated as a breach of any covenant or agreement for purposes of Section 7.2(b)). The terms and conditions of the Confidentiality Agreement apply to any information provided to Parent pursuant to this Section 6.10(a).

(b)         Notification by Parent. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to ARTICLE VIII and the Effective Time, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing, except that no such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement (and no failure to provide any such notification shall be treated as a breach of any covenant or agreement for purposes of Section 7.3(b)). The terms and conditions of the Confidentiality Agreement apply to any information provided to the Company pursuant to this Section 6.10(b).

6.11       Public Statements and Disclosure. The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”).  Promptly after the issuance of the Signing Press Release, the Parent and the Company shall each file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by federal securities laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement).  The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”).  Promptly after the issuance of the Closing Press Release, the Parent and the Company shall each file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by federal securities laws which the Company and the Parent shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing.  In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/ or any Governmental Authority in connection with the transactions contemplated hereby.. Thereafter, the Company (unless the Company Board has made a Company Board Recommendation Change) and Parent will consult with the other Party before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger, except with respect to communications that are (x) required by applicable Law, regulation or stock exchange rule or listing agreement, (y) consistent with the initial press release or other mutually agreed communications (including the Proxy Statement and other public filings made with the SEC in connection with the Agreement or the Merger) or (z) internal communications to employees of the Company or its Subsidiaries or Parent or its Subsidiaries, as applicable, that, in the good faith assessment of the Company or Parent, as applicable, would not need to be publicly filed pursuant to applicable Law. Except as required by applicable Law, regulation, stock exchange rule or listing agreement, Parent and the Company will not issue any subsequent press release concerning this Agreement or the Merger without the other Party’s consent.

6.12       Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of OTCQB to cause (a) the delisting of the Company Common Stock from OTCQB as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.13       Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party will use their reasonable best efforts to take such action. Without limiting the foregoing, the Company shall take the actions set forth on Section 6.13 of the Company Disclosure Letter.

6.14       Parent Vote; Merger Sub.

(a)         Immediately following the execution and delivery of this Agreement, Parent or its applicable direct or indirect Subsidiary, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to Merger Sub a written consent adopting the Agreement in accordance with the NRS.

(b)         Parent shall ensure that Merger Sub duly performs, satisfies and discharges each of the covenants, obligations and liabilities of Merger Sub under this Agreement pursuant to the terms and conditions of this Agreement, and Parent shall be jointly and severally liable with Merger Sub for the failure by Merger Sub to perform and satisfy each such covenant, obligation and liability in accordance with the terms of this Agreement.

(c)         During the period from the date of this Agreement through the earlier of the Effective Time or the date of termination of this Agreement, Merger Sub shall not engage in any activities of any nature, except as provided in or contemplated by this Agreement.

6.15       Tax Matters.

(a)         The Company and its Subsidiaries shall cooperate reasonably, as and to the extent reasonably requested by Parent, in providing any information regarding the Tax matters of the Company and its Subsidiaries. Such cooperation shall include making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(b)         The Company and its Subsidiaries will (i) promptly notify Parent (including a description of the applicable matter and relevant materials) if the Company receives from any Governmental Authority any material notice of deficiency, proposed adjustment, or assessment, and (ii) keep Parent reasonably informed of any material development in such matter and consider in good faith Parent’s comments with respect to the defense of such matter.

6.16       Post-Closing Board of Directors and Executive Officers. The Parties shall take all necessary action so that effective as of the Effective Time, the Parent’s board of directors (the “Post-Closing Parent Board”) will consist of up to five (5) individuals.  Effective as of the Effective Time, the Parties shall take all necessary action to designate and appoint to the Post-Closing Purchaser Board, at least two (2) persons designated by the Company prior to the Closing, at least one (1) of whom shall be required to qualify as an “independent director” (as defined under Nasdaq rules).

6.17       Amendment to Articles of Incorporation. Immediately prior to the Effective Time, Parent shall file the amendment to the Articles of Incorporation with the Nevada Secretary of State, to reflect, among other modifications to accommodate the Merger Consideration and the transactions contemplated hereby, an increase in authorized Parent Capital Stock together with a standard form of blank check preferred stock.

ARTICLE VII
CONDITIONS TO THE MERGER

7.1         Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of Parent, Merger Sub and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions:

(a)         Requisite Approvals. The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

(b)         Other Regulatory Approvals. All requisite clearances, consents, and approvals pursuant thereto will have been obtained in each case, without the imposition, individually or in the aggregate, on any Party to offer, negotiate, commit to, effect or otherwise take any action would reasonably be expected to (i) have a material adverse impact on the Company and its Subsidiaries, taken as a whole, (ii) have a material impact on the benefits expected to be derived from the Merger by Parent or (iii) have a more than immaterial impact on any business or product line of Parent (any of clauses (i), (ii) or (iii), a “Burdensome Condition”).

(c)         No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, nor will any action have been taken by any Governmental Authority of competent jurisdiction, and no statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger, that in each case (i) prohibits, makes illegal, or enjoins (or seeks to prohibit, make illegal or enjoin) the consummation of the Merger or (ii) imposes or seeks to impose a Burdensome Condition.

(d)         Proxy Statement and Registration Statement. The Proxy Statement shall have cleared comments and, if applicable, the Registration Statement shall have been declared effective by the SEC.

(e)         Issuance of Parent Stock to Advisors.

(i)          On or after the execution of this Agreement, and prior to the Closing, the Parent shall issue to the Parent Advisor 23,110,000 shares of Restricted Parent Capital Stock.

(ii)         Following the Closing, the Parent shall issue to the Company Advisor a number of shares of Restricted Parent Capital Stock equal to 5.1% of the pro forma ownership of the Parent, as may be adjusted or otherwise modified by agreement of Company Advisor and Parent.

(f)          Transition Services Agreement. The Parties will have received a transition services agreement, in a form to be mutually agreed between the Parties, validly executed for and on behalf of Parent and the Company.

7.2         Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

(a)         Representations and Warranties.

(i)          Other than the representations and warranties listed in Section 7.2(a)(ii), Section 7.2(a)(iii) and Section 7.2(a)(iv), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii)         The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, the second sentence of Section 3.12 and Section 3.24 that (A) are not qualified by “material”, “materiality” or Company Material Adverse Effect will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be so true and correct as of such earlier date); and (B) that are qualified by “material,” “materiality” or Company Material Adverse Effect will be true and correct (without disregarding such “material,” “materiality” or Company Material Adverse Effect qualifications) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be so true and correct as of such earlier date).

(iii)        The representations and warranties set forth in Section 3.8(b) and Section 3.8(c) will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date.

(iv)        The representations and warranties set forth in Section 3.7(a) the second sentence of Section 3.7(b), and Section 3.7(d) will be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such inaccuracies that are de minimis in the aggregate (viewed in the context of the Company’s total capitalization).

(b)         Performance of Obligations of the Company. The Company will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c)         Officer’s Certificate. Parent and Merger Sub will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

(d)         Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement that is continuing.

7.3         Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

(a)         Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement will be true and correct as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for any such failure to be true and correct that would not have or reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)         Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub will have performed and complied in all material respects with all covenants and obligations of this Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing.

(c)         Officer’s Certificate. The Company will have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

(d)         Parent Material Adverse Effect. No Parent Material Adverse Effect will have occurred after the date of this Agreement that is continuing.

(e)         Amendment to Articles of Incorporation and Bylaws. The Articles of Incorporation of Parent will be amended as set forth in Section 6.17 to reflect, among other modifications to accommodate the Merger Consideration and the transactions contemplated hereby, an increase in authorized Parent Capital Stock together with a standard form of blank check preferred stock. The Bylaws of the Parent will be amended to, among other matters, provide for the size, structure and composition of the board of directors of the Parent after the Closing as reasonably satisfactory to the Company and the Parent.

(f)          Exchange Act Filings. Parent shall be compliant with all of its filings required pursuant to the Exchange Act.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

8.1         Termination. This Agreement may be validly terminated at any time prior to the Effective Time, whether prior to or after receipt of the Requisite Stockholder Approval (except as provided herein) only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)         by mutual written agreement of Parent and the Company;

(b)         by either Parent or the Company if (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger will be in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any statute, rule, regulation or order will have been enacted, entered, enforced or deemed applicable to the Merger that prohibits, makes illegal or enjoins the consummation of the Merger (either of clause (i) or (ii), an “Injunction”), except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available if the terminating Party’s material breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;

(c)         by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m., Eastern Standard time, on February 1, 2024 (such time and date as it may be extended by mutual written agreement of the Parent and the Company, the “Termination Date”), it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available if the terminating Party’s material breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;

(d)         by Parent, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement prior to the delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(d) and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that Parent will not be entitled to terminate this Agreement (i) if such breach has been cured prior to termination or (ii) if Parent itself is in breach of any provision of this Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in Section 7.3(a) or Section 7.3(b);

(e)         by Parent, if at any time the Company Board (or a committee thereof) has effected a Company Board Recommendation Change; or

(f)          by the Company, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would (if the Closing were scheduled to occur at such time) result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement prior to the delivery by the Company to Parent of written notice of such breach, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(f) and the basis for such termination, delivered at least 30 days prior to such termination, or, if earlier, the Termination Date, it being understood that the Company will not be entitled to terminate this Agreement (i) if such breach has been cured prior to termination or (ii) if the Company itself is in breach of any provision of this Agreement or has failed to perform or comply with, or if there is any inaccuracy of, any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach, failure or inaccuracy would result in the failure of the conditions set forth in Section 7.2(a) or Section 7.2(b).

8.2         Manner and Notice of Termination; Effect of Termination.

(a)         Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)         Effect of Termination. Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, affiliate, agent or other representative of such Party) to the other Parties, as applicable, except that Section 3.25, Section 4.10, Section 6.11, the reimbursement obligations of Parent set forth in this Section 8.2, Section 8.3 and ARTICLE VIII will each survive the termination of this Agreement. Notwithstanding the foregoing, nothing in this Agreement will relieve any Party from any liability for any willful breach of this Agreement. For purposes of this Agreement, “willful breach” means a material breach that is a consequence of an act taken by the breaching party, or the failure by the breaching party to take an act it is required to take under this Agreement, in each case with actual knowledge that the taking of, or the failure to take, such act would, or would be reasonably expected to, cause a breach of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3         Fees and Expenses.

(a)         General. Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Exchange Agent.

(b)         Payment Borne by Non-Terminating Party. Notwithstanding the foregoing, if this Agreement is terminated pursuant to Section 8.1(f) (to the extent such termination pursuant to Section 8.1(f) results from a breach of this Agreement by Parent or its Subsidiaries), all fees and expenses incurred by the Company in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be borne by Parent; and, if this Agreement is terminated pursuant to Section 8.1(d) (to the extent such termination pursuant to Section 8.1(d) results from a breach of this Agreement by the Company or its Subsidiaries), all reasonable and documented fees and expenses incurred by the Parent in connection with this Agreement, the Merger and the other transactions contemplated hereby shall be borne by the Company.

8.4         Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the NRS without such approval.

8.5         Extension; Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

ARTICLE IX
GENERAL PROVISIONS

9.1         Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement will terminate at the Effective Time, except for Section 3.25 and Section 4.10 and that any covenants that by their terms survive the Effective Time will survive the Effective Time in accordance with their respective terms.

9.2         Indemnification.

(a)         Indemnification by Company. Subject to the terms, conditions and limitations of this ARTICLE IX, from and after the date hereof until the Closing, the Company shall indemnify and hold harmless each Parent Indemnified Person from and against any diminution in value of the Merger Consideration as may be determined to have occurred between the date of this Agreement and the Effective Time, based upon the Company Valuation Adjustment.

(b)         Indemnification Cap. In no event shall the aggregate indemnification to be paid by the Company under this Article IX exceed the dollar amount that is equal to the actual diminution in value of the Merger Consideration as determined to have occurred between the date of this Agreement and the effective Time, based upon the Company Valuation Adjustment.

(c)         Calculation of Losses. For the purposes of calculating the amount of losses pursuant to this ARTICLE IX, the representations and warranties of the Company in this Agreement that are qualified by “materiality,” “Company Material Adverse Effect” or a similar qualification shall be deemed to be made without such materiality, Company Material Adverse Effect or similar qualifiers.

(d)         Mitigation. The Parent Indemnified Persons shall cooperate with the Company with respect to resolving any claim or liability with respect to which one party is obligated to indemnify the other party hereunder, including by using reasonable efforts to mitigate or resolve any such claim or liability.

(e)         Indemnification Adjusts Purchase Price for Tax Purposes. Each Party shall, including retroactively, treat indemnification payments under this Agreement as adjustments to the consideration paid in the Merger for Tax purposes to the extent permitted under applicable Law.

9.3         Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) at the time sent (if sent before 5:00 p.m., addressee’s local time and on the next Business Day if sent after 5:00 p.m., addressee’s local time), if sent by email of a .pdf, .tif, .gif, .jpg or similar attachment; provided, that any notice provided by email shall state in such email that it is a notice delivered pursuant to this Section 9.3, in each case to the intended recipient as set forth below:

(a)         if to Parent or Merger Sub to:

SensaSure Technologies Inc.

4730 S. Fort Apache Rd.

Suite 300

Las Vegas, NV

Attn:      Clarence Chan

Email:   Clarence@pinecapitals.com

(b)         if to the Company (prior to the Effective Time) to:

Verde Bio Holdings, Inc.

PO Box 67

Jacksboro, TX 76458

Attn:      Scott Cox

Email:   scott@verdebh.com

with a copy (which will not constitute notice) to:

Sullivan & Worcester LLP

1633 Broadway

New York, NY 10019

Attn:      David Danovitch

Email:   ddanovitch@sullivanlaw.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address through a notice given in accordance with this Section 9.3, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.3 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.3.

9.4         Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, that, Parent and Merger Sub may assign any or all of their rights, interests and obligations to Affiliates of Parent or Merger Sub without the prior written approval of any other Party. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.

9.5         Confidentiality. Parent, Merger Sub and the Company hereby acknowledge that Parent and the Company have previously executed a non-disclosure agreement, dated October 27, 2023 (the “Confidentiality Agreement”), that will continue in full force and effect in accordance with its terms. Each of Parent, Merger Sub, the Company and their respective Representatives will hold and treat all documents and information concerning the other Parties furnished or made available to them or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement.

9.6         Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

9.7         Third-Party Beneficiaries. Except as set forth in Section 6.7 and this Section 9.7, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by Section 6.7 and (b) from and after the Effective Time, the rights of the holders of shares of Company Common Stock and Company Warrants to receive the Merger Consideration set forth in ARTICLE II.

9.8         Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.9         Remedies.

(a)         Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b)         Specific Performance.

(i)          The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) they will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (B) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.

(ii)         The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Company, Parent and Merger Sub pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

9.10       Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Nevada, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Nevada.

9.11       Consent to Jurisdiction. Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Merger, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.3 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement or the Merger; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (d) agrees that any Legal Proceeding arising in connection with this Agreement or the Merger will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to this Agreement or the Merger in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.12       WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

9.13       Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

9.14       No Limitation. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

SENSASURE TECHNOLOGIES INC.
By:	/s/ Clarence Chan
	Name:	Clarence Chan
	Title:	Chief Executive Officer
FORMATION MINERALS INC.
By:	/s/ James Hiza
	Name:	James Hiza
	Title:	President
VERDE BIO HOLDINGS, INC.
By:	/s/ Scott Cox
	Name:	Scott Cox
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Schedule 2.7

As of the date of the Agreement:

Company Valuation: $10,000,000

Merger Consideration: 1,755,077,167 shares of Company Common Stock; 500,000 shares of Company Series A Preferred Stock; 788 shares of Company Series C Preferred Stock.

Parent Stock Price:

Parent Common Stock shall have a per share price of $0.75.

Parent Series A Preferred Stock shall have a per share price of $0.75.

Parent Series B Preferred Stock shall have a per share price of $0.75.

Company Per Share Price:

Company Common Stock shall have a Per Share Price of $98.25 per share.

Company Series A Preferred Stock shall have a Per Share Price of $98.25 per share.

Company Series C Preferred Stock shall have a Per Share Price of $98.25 per share.

Merger Consideration Shares:

Each holder of Company Common Stock shall receive, in consideration for every 131 shares of Company Common Stock, 1 share of Parent Common Stock.

Each holder of Company Series A Preferred Stock shall receive, in consideration for every 131 shares of Company Series A Preferred Stock, 1 share of Parent Class A Preferred Stock.

Each holder of Company Series C Preferred Stock shall receive, in consideration for every 131 shares of Company Series C Preferred Stock, 1 share of Parent Class B Preferred Stock.

At the Effective Time (to be completed by the parties in advance of the Effective Time):

Company Valuation: $[    ]

Merger Consideration: $[    ]

Parent Stock Price:

Parent Common Stock shall have a per share price of $[    ].

Parent Series A Preferred Stock shall have a per share price of $[    ].

Parent Series B Preferred Stock shall have a per share price of $[    ].

Company Per Share Price:

Company Common Stock shall have a Per Share Price of $[    ] per share.

Company Series A Preferred Stock shall have a Per Share Price of $[    ] per share.

Company Series C Preferred Stock shall have a Per Share Price of $[    ] per share.

Merger Consideration Shares:

Each holder of Company Common Stock shall receive, in consideration for every 131 shares of Company Common Stock, 1 share of Parent Common Stock.

Each holder of Company Series A Preferred Stock shall receive, in consideration for every 131 shares of Company Series A Preferred Stock, 1 share of Parent Class A Preferred Stock.

Each holder of Company Series C Preferred Stock shall receive, in consideration for every 131 shares of Company Series C Preferred Stock, 1 share of Parent Class B Preferred Stock.

ANNEX A-1

AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

This Amendment to Agreement and Plan of Merger (this “Amendment”) is made and entered into as of February 8, 2024, by and among SensaSure Technologies Inc., a Nevada corporation (“Parent”), Formation Minerals, Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Verde Bio Holdings, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Agreement and Plan of Merger was made and entered into as of December 11, 2023, by and among Parent, Merger Sub and the Company (the “Merger Agreement”; capitalized terms used, but not defined, herein shall have the same definition ascribed thereto in the Merger Agreement);

WHEREAS, Section 8.4 of the Merger Agreement provides that the Merger Agreement may be amended by Parent, Merger Sub and the Company at any time by the execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company; and

WHEREAS, Parent, Merger Sub and the Company desire to amend Section 8.1(c) of the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.    Amendment to the Merger Agreement.

a.    Section 6.2(a) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Preparation. Promptly after the execution of this Agreement the Company will prepare (with Parent’s reasonable cooperation) and file as promptly as practicable with the SEC a preliminary proxy statement to be sent to the Company Stockholders in connection with the Company Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”) for the purpose of soliciting proxies from Company Stockholders for the matters to be acted upon at the Company Stockholder Meeting and providing the Company Stockholders an opportunity in accordance with the Company’s Charter and Bylaws to have their shares of Company Capital Stock redeemed (the “Redemption”) in conjunction with the stockholder vote, which shall include a joint registration statement (the “Registration Statement”) relating to the registration under the Securities Act of the Merger Consideration Shares. The Company will not file the Proxy Statement with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested by Parent or its counsel. Subject to Section 5.3, the Company must include the Company Board Recommendation in the Proxy Statement. The Company will use its reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after receipt thereof. Promptly following confirmation by the SEC that the SEC has no further comments, the Company will cause the Proxy Statement in definitive form to be mailed to the Company Stockholders.”

b.    Section 7.1(e)(ii) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) Following the Closing, the Parent shall issue to the Company Advisor a number of shares of Parent Common Stock, such that immediately following the Effective Time and the issuance of all shares of Parent Common Stock pursuant to this Agreement, Spartan will own 5,000,000 shares of Parent Common Stock (subject to adjustment in the event of a change in the Company Valuation, such that in any event Spartan will own a number of shares of Parent Common Stock that is equal to 5.1% of the Parent Common Stock issued and outstanding (on a fully-diluted basis) on the Closing Date and following the Effective Time), as may be adjusted or otherwise modified by agreement of Company Advisor and Parent.”

A-1-1

c.    Section 8.1(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

“(c) by either Parent or the Company if the Effective Time has not occurred by 11:59 p.m., Eastern Standard time, on June 30, 2024 (such time and date as it may be extended by mutual written agreement of Parent and the Company, the “Termination Date”), it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available if the terminating Party’s material breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the Termination Date;”

d.    Schedule 2.7 of the Merger Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.7 attached hereto.

2. No Other Modification. Except as specifically amended by the terms of this Amendment, all terms and conditions set forth in the Merger Agreement shall remain in full force and effect, as applicable.

3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to any rule or principle that might refer the governance or construction of this Amendment to the Laws of another jurisdiction.

4. Entire Agreement. This Amendment contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained therein and may not be contradicted by evidence of any alleged oral agreement.

5. Further Assurances. Each party to this Amendment agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument. Facsimile, .pdf and other electronic execution and delivery of this consent is legal, valid and binding for all purposes.

7. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

[Remainder of Page Intentionally Left Blank]

A-1-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective for all purposes as of the date first above written.

SENSASURE TECHNOLOGIES INC.
By:	/s/ James Hiza
	Name:	James Hiza
	Title:	CEO
FORMATION MINERALS INC.
By:	/s/ James Hiza
	Name:	James Hiza
	Title:	CEO
VERDE BIO HOLDINGS, INC.
By:	/s/ Scott Cox
	Name:	Scott Cox
	Title:	Chief Executive Officer

[Signature Page to Amendment to Agreement and Plan of Merger]

A-1-3

Schedule 2.7

As of the date of the Agreement:

Company Valuation: $10,000,000

Merger Consideration: 1,755,077,167 shares of Company Common Stock; 500,000 shares of Company Series A Preferred Stock; 788 shares of Company Series C Preferred Stock (convertible into 1,891,200,000 shares of Company Common Stock).

Parent Stock Price:

Parent Common Stock shall have a per share price of $0.75.

Parent Series A Preferred Stock shall have a per share price of $0.75.

Parent Series B Preferred Stock shall have a per share price of $0.75.

Merger Consideration Shares:

Each holder of Company Common Stock shall receive, in consideration for every 273.5 shares of Company Common Stock, 1 share of Parent Common Stock.

Each holder of Company Series A Preferred Stock shall receive, in consideration for every 273.5 shares of Company Series A Preferred Stock, 1 share of Parent Class A Preferred Stock.

Each holder of Company Series C Preferred Stock shall receive, in consideration for every 0.14 shares of Company Series C Preferred Stock, 1 share of Parent Class B Preferred Stock.

At the Effective Time (to be completed by the parties in advance of the Effective Time):

Company Valuation: $[        ]

Merger Consideration: $[        ]

Parent Stock Price:

Parent Common Stock shall have a per share price of $[        ].

Parent Series A Preferred Stock shall have a per share price of $[        ].

Parent Series B Preferred Stock shall have a per share price of $[        ].

Merger Consideration Shares:

Each holder of Company Common Stock shall receive, in consideration for every [        ] shares of Company Common Stock, 1 share of Parent Common Stock.

Each holder of Company Series A Preferred Stock shall receive, in consideration for every [        ] shares of Company Series A Preferred Stock, 1 share of Parent Class A Preferred Stock.

Each holder of Company Series C Preferred Stock shall receive, in consideration for every [        ] shares of Company Series C Preferred Stock.

A-1-4

ANNEX B
FORM OF SSTC AMENDED AND RESTATED ARTICLES OF INCORPORATION

FORM OF AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

SENSASURE TECHNOLOGIES INC.
a Nevada Corporation

ARTICLE I
Company Name

Section 1.1.         The name of this corporation is SensaSure Technologies Inc. (the “Corporation”)

ARTICLE II
Duration

Section 2.1.         The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

ARTICLE III
Purpose

Section 3.1.         The purpose for which the Corporation is organized is to engage in any lawful activity within or outside of the State of Nevada.

Section 3.2.         The Corporation may also maintain offices at such other places within or outside of the State of Nevada as it may from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders may be held outside the State of Nevada with the same effect as if held in the State of Nevada.

ARTICLE IV
Board of Directors

Section 4.1.         Powers.

(a)     Subject to any express limitations contained in these Articles of Incorporation as amended and supplemented from time to time (these “Articles of Incorporation”) or adopted by the board of directors of the Corporation (the “Board of Directors”) in the bylaws of the Corporation as in effect from time to time (the “Bylaws”), (a) the business and affairs of the Corporation shall be managed under the direction of the Board of Directors, and (b) the Board of Directors shall have full, exclusive and absolute power, control and authority over any and all assets of the Corporation. The Board of Directors may take any action as in its sole discretion it deems necessary or appropriate to conduct the business and affairs of the Corporation. The Articles of Incorporation shall be construed with the presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles of Incorporation or determination by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles of Incorporation or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors or the Directors under the general laws of the State of Nevada or any other applicable laws.

(b)    The Board of Directors, without any action by or approval of the stockholders of the Corporation, shall have and may exercise, on behalf of the Corporation, without limitation, the sole power to adopt, amend and repeal Bylaws, to elect officers in the manner prescribed in the Bylaws, to solicit proxies from holders of shares of capital stock and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 4.2.         Number. The number of Directors may be increased or decreased only by the Board of Directors, subject to the express voting powers of any class or series of capital stock hereafter authorized and then outstanding; provided, however, that the number of Directors shall in no event be less than one.

Section 4.3.         Voting for Election of Directors by Stockholders. Except as may be mandated by any applicable law or the listing requirements of the principal securities exchange on which the shares of capital stock of the Corporation are then listed, and subject to the provisions of any class or series of shares hereafter authorized and then outstanding, a majority of all of the votes cast for the election of a Director at a meeting of stockholders of the Corporation duly called and at which a quorum is present is required to elect a Director. In case of the failure to elect any Director at an annual meeting of stockholders of the Corporation, the incumbent Director who was up for election at that meeting may hold over and continue to serve as a Director for the full term of the directorship in which he or she was nominated and until the election and qualification of his or her successor. The failure of stockholders of the Directors to elect Directors at an annual meeting of stockholders of the Corporation shall not cause vacancies on the Board of Directors requiring the officers of the Corporation to call a special meeting of stockholders of the Corporation to elect Directors pursuant to Section 8.1 unless all Directors, including holdover Directors, are unwilling or unable to continue to serve.

Section 4.4.         Vacancies on the Board of Directors. Subject to the provisions of any class or series of shares of capital stock hereafter authorized and then outstanding, any vacancy in the position of Director as a result of any reason, including a vacancy caused by the death, resignation, retirement, removal or incapacity of any Director, or resulting from an increase in the number of Directors, may be filled only by the affirmative vote of a majority of the Directors then remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until the election and qualification of his or her successor. If for any reason any or all of the Directors cease to be Directors, such event shall not terminate the Corporation or affect these Articles of Incorporation or the Bylaws.

Section 4.5.         Resignation or Removal. Any Director may resign or retire as a Director by an instrument in writing signed by him or her and delivered to the Secretary of the Corporation, and such resignation or retirement shall be effective upon such delivery or at a later date specified in the instrument. The acceptance of a resignation or retirement shall not be necessary to make it effective unless otherwise stated in the resignation or retirement. A Director judged incompetent or for whom a guardian or conservator has been appointed shall be deemed to have resigned as of the date of such adjudication or appointment. A Director may be removed, (1) only for cause, at a meeting of stockholders of the Corporation properly called for that purpose, by the affirmative vote of 75% of all of the votes entitled to be cast for the election of such Director, or (2) with or without cause, by the affirmative vote of 75% of the remaining Directors. For purposes of the provisions of these Articles of Incorporation and the Bylaws regarding the removal of a Director, “cause” means, with respect to a particular Director, the incapacity of such Director, such Director’s conviction of a felony or a final, non-appealable judgment of a court or arbitration panel of competent jurisdiction holding that such Director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 4.6.         Determinations by Board of Directors. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of capital stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of shares or the payment of other distributions on shares; the amount of paid in surplus, net assets, other surplus, cash flow, net income, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created or shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of these Articles of Incorporation (including any of the terms, preferences, conversion or other rights, voting or other powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares) or of the Bylaws; the number of issued and outstanding shares of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares; any matter relating to the acquisition, holding or disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person; the compensation of

Directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, these Articles of Incorporation or the Bylaws or otherwise to be determined by the Board of Directors.

ARTICLE V
Capital Stock

Section 5.1.         Authorized Capital Stock. The aggregate number of shares of capital stock (“Shares”) which the Corporation shall have the authority to issue is two billion (2,000,000,000) shares, consisting of (a) one billion eight hundred and fifty million (1,850,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), and (b) one hundred and fifty million (150,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable in one or more series or classes as hereinafter provided. If Shares of one class or series are classified or reclassified into Shares of another class or series of Shares pursuant to this Article V, the number of authorized Shares of the former class or series shall be automatically decreased and the number of Shares of the latter class or series shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes and series that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the second sentence of this paragraph. The Board of Directors, without any action by or approval of the stockholders of the Corporation, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2.         Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board of Directors by resolution shall, (a) designate that class or series, (b) specify the number of Shares to be included in that class or series, (c) set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for that class or series, and (d) cause the Corporation to file amendments or supplements to these Articles of Incorporation or certificates of designation with the Secretary of State of the State of Nevada with respect to that class or series. Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 5.2 may be made dependent upon facts ascertainable outside the Articles of Incorporation (including the occurrence of any event, determination or action by the Corporation or any other person or body) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the amendments or supplements to these Articles of Incorporation or certificates of designation with the Secretary of State of the State of Nevada.

Section 5.3.         Common Stock. Except as may be otherwise specified in these Articles of Incorporation or the Bylaws, each share of Common Stock shall entitle the holder thereof to, (a) one vote on each matter upon which holders of Common Stock are entitled to vote and (b) one vote for each Director to be elected and for whose election the holder is entitled to vote. Subject to the provisions of any class or series of Shares hereafter authorized and then outstanding, there will be no cumulative voting for the election of Directors by stockholders of the Corporation. The Board of Directors may, without any action by or approval of the stockholders of the Corporation, reclassify any unissued shares of Common Stock from time to time into one or more classes or series of Shares, and such reclassified Shares may have powers, preferences and rights that are preferential, rank prior or are superior to those of any other class or series of a class of Shares, including the shares of Common Stock.

Section 5.4.         Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series or classes. The Board of Directors is authorized, by resolution adopted and filed in accordance with Nevada law, to provide for the issuance of such series or classes of shares of Preferred Stock. Each series or class of shares of Preferred Stock:

(a)     may have such voting powers, full or limited, or may be without voting powers;

(b)    may be subject to redemption at such time or times and at such prices as determined by the Board of Directors;

(c)     may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock;

(d)    may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation;

(e)     may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes or series of capital stock of the Corporation or such other corporation or other entity at such price or prices or at such rates of exchange and with such adjustments;

(f)     may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series or class in such amount or amounts;

(g)    may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or class or of any other series or class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation; and

(h)    may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, in each case as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Shares of Preferred Stock of any series or class that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series or class and may be reissued as a part of the series or class of which they were originally a part or may, upon the filing of an appropriate certificate with the Secretary of State of the State of Nevada be reissued as part of a new series or class of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series or class of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series or class of shares of Preferred Stock.

Section 5.5.         Articles of Incorporation and Bylaws. All rights, powers and privileges of all holders of Shares and the terms of all Shares are subject to the provisions of the Articles of Incorporation and the Bylaws. All persons who acquire or receive Shares, or any interest therein, shall be held, by virtue of such acquisition or receipt, to have expressly assented and agreed to the Articles of Incorporation and the Bylaws and to have acquired or received such Shares or interest subject to the provisions of the Articles of Incorporation and the Bylaws. The Bylaws may contain any provision that is not inconsistent with law or the Articles of Incorporation, including, without limitation, provisions, (a) for informational and other requirements for stockholders of the Corporation proposing the nomination of one or more individuals for election as a Director or any other business for consideration at a meeting of stockholders of the Corporation, (b) interpreting or carrying out the intent and purposes of the Articles of Incorporation, and (c) for the forum with respect to any disputes, claims or controversies, including any disputes, claims or controversies brought by or on behalf of any present or former holder of Shares either on his, her or its own behalf, on behalf of the Corporation or on behalf of any class or series of Shares or present or former holders of Shares, and such provisions in the case of (c) may provide that any such forum may or may not be exclusive or mandatory. The Board of Directors shall have the exclusive power to make, alter, amend or repeal the Bylaws.

Section 5.6.         Dividends and Distributions. The Board of Directors may from time to time authorize and cause the Corporation to declare and pay to holders of any class or series of Shares such dividends or other distributions, in cash or other assets of the Corporation or in Shares or other securities of the Corporation or from any other source as the Board of Directors in its sole discretion shall determine. Stockholders of the Corporation shall have no right to any dividend or other distribution unless and until authorized by the Board of Directors and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of Shares then outstanding.

Section 5.7.         Fractional Shares. The Corporation may, without any action by or approval of the stockholders of the Corporation, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it or pay cash for the fair value of a fraction of a Share.

ARTICLE VI
No Further Assessments

Section 6.1.         The capital stock, after the amount of the subscription price determined by the Board of Directors has been paid in money, property or services, as the Board of Directors shall determine, shall be subject to no further assessment to pay the debts of the Corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6.

ARTICLE VII
No Preemptive Rights

Section 7.1.         Except as otherwise set forth herein, none of the shares of capital stock of the Corporation shall carry with them any preemptive right to acquire additional or other shares of capital stock of the Corporation and no holder of any shares of capital stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of capital stock of the Corporation or for any additional shares of capital stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options or warrants to purchase or receive shares of capital stock or for any bonds, certificates of indebtedness, debentures or other securities.

ARTICLE VIII
Stockholders

Section 8.1.         Meetings.

(a)     There shall be an annual meeting of stockholders of the Corporation, to be held on proper notice at such time and convenient location as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Directors, if required, and for the transaction of any other business within the powers of the Corporation. Except as otherwise provided in these Articles of Incorporation, meetings of the stockholders of the Corporation, including the annual meeting and any special meetings, may be called only by the Board of Directors. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of stockholders of the Corporation entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board of Directors in its sole discretion shall determine or as shall be set forth in a provision of the Bylaws approved by the Board of Directors.

(b)    No business shall be transacted at a special meeting of stockholders of the Corporation other than business that is brought before the meeting pursuant to the Corporation’s notice of meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by or at the direction of the Board of Directors.

Section 8.2.         Board Approval. The submission of any action to stockholders of the Corporation for their consideration shall first be approved or advised by the Board of Directors, and stockholders of the Corporation shall not otherwise be entitled to act thereon except as otherwise expressly required by law.

ARTICLE IX
Amendments

Section 9.1.         The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Nevada, and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

Section 9.2.          Except as otherwise provided in these Articles of Incorporation and subject to the following sentence, any amendment to the Articles of Incorporation must first be approved by 60% of the Directors then in office and then shall be valid only if approved by, if stockholders approval is required by Nevada law, (a) the affirmative vote of a majority of all of the votes entitled to be cast on the matter, or (b) if Nevada law hereafter permits the effectiveness of a vote described in this clause (b), the affirmative vote of a majority of all of the votes cast on the matter. Any amendment to Section 4.6 or to this sentence of the Articles of Incorporation shall be valid only if approved by the Board of Directors and then by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

ARTICLE X
Election Not to be Governed By Provisions of Nevada Revised Statutes 78.411 to 78.444

Section 10.1.       The Corporation, pursuant to Nevada Revised Statutes 78.434, hereby elects not to be governed by the provisions of Nevada Revised Statutes 78.411 to 78.444, inclusive.

ARTICLE XI
Indemnification; Limitation of Liability

Section 11.1.       Indemnification.

(a)     The Corporation shall, to the maximum extent permitted by Nevada law in effect from time to time, indemnify, and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, or (ii) any individual who, while a present or former Director or officer of the Corporation and at the request of the Corporation, serves or has served as a Director, officer, partner, member, manager, employee or agent of another real estate investment trust, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advancement of expenses provided in the Articles of Incorporation and the Bylaws shall vest immediately upon election of a Director or officer and neither the amendment nor repeal of this Section 11.1, nor the adoption or amendment of any other provision of the Articles of Incorporation or Bylaws inconsistent with this Section 11.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses, (x) to a person that served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above, and (y) to any employee or agent of the Corporation or a predecessor of the Corporation. Except as otherwise provided in a provision of the Bylaws approved by the Board of Directors, this Section 11.1(a) shall not obligate the Corporation to indemnify or advance expenses to any person referenced in (i) or (ii) above for any proceeding initiated by such person against the Corporation unless such proceeding was authorized by the Board of Directors or is a proceeding to enforce rights to indemnification.

(b)    The Corporation shall have the power, with the approval of the Board of Directors, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any person, including any present or former employee, manager or agent of the Corporation, the Corporation’s subsidiaries or any affiliate of the Corporation or the Corporation’s subsidiaries.

(c)     The indemnification and payment or reimbursement of expenses provided in this Section 11.1 shall not be deemed exclusive of or limit in any way any other rights to which any Person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any statute, bylaw, resolution, insurance, agreement, vote of stockholders of the Corporation or disinterested Directors or otherwise.

Section 11.2.       Limitation of Liability.

(a)     The private property of the stockholders, directors and officers of the Corporation shall not be subject to the payment of corporate debts to any extent whatsoever.

(b)    No stockholder, director, or officer shall have any personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

(i)     acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(ii)    the payment of dividends in violation of Nevada Revised Statutes 78.300.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, I have hereunto set my hands this _____ day of _____, 2024, hereby declaring and certifying that the facts stated hereinabove are true.

By:

James Hiza
President

[Signature Page to Amended and Restated Articles of Incorporation]

ANNEX C
FORM OF SSTC AMENDED AND RESTATED BYLAWS

FORM OF AMENDED AND RESTATED BYLAWS
OF
SENSASURE TECHNOLOGIES INC.

As of [    ], 2024

ARTICLE I
OFFICES

SECTION 1.1.    PRINCIPAL OFFICE.    The principal office and place of business of SENSASURE TECHNOLOGIES INC., a Nevada corporation (the “Corporation”), shall be located at such place or places, both within and without the State of Nevada, as the board of directors of the Corporation (the “Board of Directors”) may from time to time designate.

SECTION 1.2.    OTHER OFFICES.    The Corporation may also have offices at such other place or places as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS

SECTION 2.1.    ANNUAL MEETINGS.    An annual meeting of stockholders for the election of Directors and the transaction of any business within the powers of the Corporation shall be held at such times as the Board of Directors may designate. Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid acts of the Corporation.

SECTION 2.2.    SPECIAL MEETINGS.    Special meetings of the stockholders may be called only by the Board of Directors. If there shall be no Directors, the officers of the Corporation shall promptly call a special meeting of stockholders entitled to vote for the election of successor Directors for the purpose of electing Directors.

SECTION 2.3.    MEETING BUSINESS.    Except as otherwise expressly set forth in the amended and restated articles of incorporation of the Corporation, as they may be further amended and restated, amended or supplemented from time to time (the “Articles of Incorporation”) or elsewhere in these Bylaws, no business shall be transacted at an annual or special meeting of stockholders except as specifically designated in the notice or otherwise properly brought before the meeting of stockholders by or at the direction of the Board of Directors.

SECTION 2.4.    PLACE OF MEETING.    All meetings of the stockholders shall be held at the principal office of the Corporation or at such other place within or without the State of Nevada as the Board of Directors shall determine.

SECTION 2.5.    NOTICES.    Notice given in writing or by electronic transmission specifying the place, day and time of any regular or special meeting, the purposes of the meeting, to the extent required by law to be provided, and all other matters required by law shall be given to each stockholder of record entitled to vote, sent to his or her address appearing on the books of the Corporation or theretofore given by him or her to the Corporation for the purpose of notice, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Nevada law. If mailed, such notice shall be deemed to be given once deposited in the U.S. mail addressed to the stockholder at his or her post office address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. It shall be the duty of the secretary to give notice of each meeting of stockholders. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective to any stockholder at such address, unless a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

SECTION 2.6.    ORGANIZATION OF STOCKHOLDER MEETINGS.    Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairperson of the meeting or, in the absence of such appointment or the absence of the appointed individual, by one of the following officers present at the meeting in the following order: the chairman of the board, if there be one, the president, the vice presidents (in their order of seniority), the secretary, or, in the absence of such officers, a chairperson chosen by the stockholders by the vote of holders of shares of beneficial interest representing a majority of the votes cast on such appointment by stockholders present in person or represented by proxy. The secretary, an assistant secretary or a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairperson of the meeting shall act as secretary of the meeting and record the minutes of the meeting. If the secretary presides as chairperson at a meeting of stockholders, then the secretary shall not also act as secretary of the meeting and record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairperson of the meeting. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Without limiting the generality of the powers of the chairperson of the meeting pursuant to the foregoing provisions, the chairperson may adjourn any meeting of stockholders for any reason deemed necessary by the chairperson, including, without limitation, if: (i) no quorum is present for the transaction of the business; (ii) the Board of Directors or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information that the Board of Directors or the chairperson of the meeting determines has not been made sufficiently or timely available to stockholders; or (iii) the Board of Directors or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Corporation. Unless otherwise determined by the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the general rules of parliamentary procedure or any otherwise established rules of order.

SECTION 2.7.    QUORUM.    The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders or if the voting power necessary to approve a matter for which the meeting has been noticed has not voted in favor of such matter, the Chairman, Chief Executive Officer, President or a majority of the Board of Directors shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented or until the voting power necessary to approve the matter for which the meeting has been noticed has been voted in favor of such matter.

SECTION 2.8.    ADJOURNMENT.    When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice may not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 2.5. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.9.    VOTING.    Except as otherwise provided in the Articles of Incorporation or provisions of these Bylaws or mandated by applicable law, and subject to the provisions of any class or series of shares of capital stock hereafter authorized and then outstanding, at a meeting of stockholders of the Corporation duly called and at which a quorum is present, with respect to any matter submitted by the Board of Directors to stockholders of the Corporation for approval or otherwise voted upon by stockholders of the Corporation, a majority of all the votes cast shall be required to approve the matter. Subject to the provisions of any class or series of capital stock hereafter authorized and then outstanding, on any matter submitted to a vote of stockholders of the Corporation, all shares of capital stock then entitled to vote shall, except as otherwise provided in the Articles of Incorporation or provisions of these Bylaws, be voted in the aggregate as a single class without regard to class or series of shares, except that if the Board of Directors has determined that the matter affects only the interests of one or more series or classes of shares of capital stock, only stockholders of such series or classes shall be entitled to vote thereon. Upon the demand of any common stockholder or member of the Board of Directors, the vote for Directors and the vote upon any question before the meeting shall be by ballot.

SECTION 2.10.  PROXIES; INSPECTORS OF ELECTION.    At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one (1) shall be present, then that one (1) shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by three (3) inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

The inspectors of election shall:

(a)     Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)    Receive votes, ballots, or consents;

(c)     Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)    Count and tabulate all votes or consents;

(e)     Determine when the polls shall close;

(f)     Determine the results; and

(g)    Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 2.11.  ACTION BY WRITTEN CONSENT.    Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

SECTION 2.12.  WAIVER OF NOTICE.    The transaction of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice of consent need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but not so included, if that objection is expressly made at the meeting.

SECTION 2.13.  RECORD DATES.

(a)         Meetings.    The Board of Directors may fix in advance a date as a record date for the determination of the stockholders of record who are entitled to notice of any meeting of stockholders and to vote at such meeting and any adjournment thereof. If no date is fixed for the determination of the stockholders entitled to vote at any meeting of stockholders, only persons in whose names shares entitled to vote are recorded on the stock records of the Corporation on the later of (a) the close of business on the day on which notice of such meeting of stockholders is first mailed by the Corporation or (b) the thirtieth (30th) day before the date of such meeting shall be entitled to vote at such meeting.

(b)         Other Purposes.    The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as above.

ARTICLE III
DIRECTORS

SECTION 3.1.    GENERAL POWERS.    The business and affairs of the Corporation shall be managed by the Board of Directors.

SECTION 3.2.    NUMBER.    The number of Directors may be increased or decreased only by the Board of Directors, subject to the express voting powers of any class or series of capital stock hereafter authorized and then outstanding; provided, however, that the number of Directors shall in no event be less than one.

SECTION 3.3.    TENURE AND QUALIFICATION.    All Directors shall be elected to hold office for one-year terms expiring at the next annual meeting of stockholders following his or her election and until his or her successor shall have been duly elected and qualified. Members of the Board of Directors need not be residents of the state of Nevada or stockholders of the Corporation.

SECTION 3.4.    ANNUAL AND REGULAR MEETINGS.    An annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders, no notice other than this Bylaw being necessary. The time and place of the annual meeting of the Board of Directors may be changed by the Board of Directors. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of regular meetings of the Directors without other notice than such resolution. If any such regular meeting is not so provided for, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 3.5.    SPECIAL MEETINGS.    Special meetings of the Board of Directors may be called at any time by the Chairman, the President or by any two (2) members of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them. Notice of any special meeting shall be given by written notice delivered personally or by electronic mail, telephoned, facsimile transmitted, overnight couriered (with proof of delivery) or mailed to each Director at his or her business or residence address. Personally delivered, telephoned, facsimile transmitted or electronically mailed notices shall be given at least twenty-four (24) hours prior to the meeting. Notice by mail shall be deposited in the U.S. mail at least seventy-two (72) hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the Director. Telephone notice shall be deemed given when the Director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Corporation by the Director and receipt of a completed answer back indicating receipt.

If sent by overnight courier, such notice shall be deemed given when delivered to the courier. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

SECTION 3.6.    ADJOURNMENT.    Notice of the time and place of holding an adjourned meeting need not be given to the absent members of the Board of Directors if the time and place be fixed at the meeting adjourned and unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 3.5, to the members of the Board of Directors who were not present at the time of the adjournment.

SECTION 3.7.    VALIDITY OF TRANSACTIONS.    The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the members of the Board of Directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 3.8.    QUORUM.    A majority of the Directors then in office shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of the Directors then in office are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Articles of Incorporation, these Bylaws or a resolution of the Board of Directors, the vote of a particular group or committee of the Board of Directors is required for action, a quorum for that action shall be a majority of the Directors then in office that comprise such group or committee. The Directors present at a meeting of the Board of Directors which has been duly called and convened and at which a quorum was established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of such number of Directors as would otherwise result in less than a quorum then being present at the meeting.

SECTION 3.9.    VOTING.    The action of the majority of the Directors present at a meeting at which a quorum is or was present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by specific provision of an applicable statute, the Articles of Incorporation or these Bylaws. If enough Directors have withdrawn from a meeting to leave fewer than are required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of Directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Articles of Incorporation or these Bylaws.

SECTION 3.10.  TELEPHONE MEETINGS.    Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting. Such meeting shall be deemed to have been held at a place designated by the Board of Directors at the meeting.

SECTION 3.11.  WRITTEN CONSENT.    Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a majority of the Directors shall individually or collectively consent in writing or by electronic transmission to such action, unless the concurrence of a greater proportion is required for such action by a specific provision of an applicable statute, the Articles of Incorporation or these Bylaws, in which case, such greater proportion of Directors shall be required to consent in writing or by electronic transmission to such action. Such written or electronic consent or consents shall be filed with the records of the Corporation and shall have the same force and effect as the affirmative vote of such Directors at a duly held meeting of the Directors at which a quorum was present.

SECTION 3.12.  COMPENSATION.    The Directors shall be entitled to receive such reasonable compensation for their services as Directors as the Board of Directors may determine from time to time. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Directors. The Directors shall be entitled to receive remuneration for services rendered to the Corporation in any other capacity, and such services may include, without limitation, services as an officer of the Corporation, services as an employee, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Director or any person affiliated with a Director.

SECTION 3.13.  RELIANCE.    Each member of the Board of Directors, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation or by the accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether any such accountant, appraiser or other expert or consultant may also be a member of the Board of Directors.

SECTION 3.14.  CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.    A Director shall have no responsibility to devote his or her full time to the affairs of the Corporation. Any Director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee or agent of any other person, or otherwise, may have business interests and engage in business activities similar or in addition to those of or relating to the Corporation.

ARTICLE IV
COMMITTEES OF DIRECTORS

SECTION 4.1.    COMMITTEES.    The Board of Directors may, by resolution adopted by a majority of the whole Board of Directors, designate one (1) or more of their number to one or more committees which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.2.    MEETING AUTHORITY.    Meetings and actions of a committee shall be governed by, and held and taken in accordance with, the provisions of Article III with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee. Special meetings of committees may also be called by resolution of the Board of Directors. Notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V
OFFICERS

SECTION 5.1.    GENERAL PROVISIONS.    The officers of the Corporation shall be elected by the Board of Directors and shall be a President, a Secretary and a Treasurer. In addition, the Board of Directors may from time to time elect such other officers with such titles, powers and duties as set forth herein or as the Board of Directors shall deem necessary or desirable, including a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The officers of the Corporation shall be elected annually by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal in the manner hereinafter provided. Any two (2) or more offices, except that of President and Vice president, may be held by the same person. In their discretion, the Board of Directors may leave unfilled any office, except there must be at least one President, Treasurer and Secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

SECTION 5.2.    REMOVAL AND RESIGNATION.    Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the President or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

SECTION 5.3.    VACANCIES.    A vacancy in any office may be filled by the Board of Directors for the balance of the term.

SECTION 5.4.    PRESIDENT.    Except as the Board of Directors may otherwise provide, the President shall have the duties usually vested in a president. The President shall have such other duties as may be assigned to the President by the Board of Directors from time to time. The President may execute any deed, mortgage, bond, lease, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. In the absence of a Chief Executive Officer, the President shall also be the Chief Executive Officer.

SECTION 5.5.    CHIEF OPERATING OFFICER.    If elected, except as the Board of Directors may otherwise provide, the Chief Operating Officer shall have the duties usually vested in a chief operating officer. The Chief Operating Officer shall have such other duties as may be assigned to the Chief Operating Officer by the President or the Board of Directors from time to time.

SECTION 5.6.    CHIEF FINANCIAL OFFICER.    If elected, except as the Board of Directors may otherwise provide, the Chief Financial Officer shall have the duties usually vested in a chief financial officer. The Chief Financial Officer shall have such other duties as may be assigned to the Chief Financial Officer by the President or the Board of Directors from time to time. In the absence of a Chief Financial Officer, the Treasurer shall also be the Chief Executive Officer.

SECTION 5.7.    VICE PRESIDENTS.    In the absence or disability of the President, the Vice President, if any (or if there is more than one, the Vice Presidents in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of the President. The Vice President(s) shall have such other duties as may be assigned to such vice president by the President or the Board of Directors from time to time. The Board of Directors may designate one or more Vice Presidents as Executive Vice President, Senior Vice President or Vice Presidents for particular areas of responsibility.

SECTION 5.8.    SECRETARY.    Except as the Board of Directors may otherwise provide, the Secretary (or his or her designee) shall: (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the Corporation records and of the seal of the Corporation, if any; and (d) maintain a share register, showing the ownership and transfers of ownership of all shares of beneficial interest of the Corporation, unless a transfer agent is employed to maintain and does maintain such a stock register. The Secretary shall have such other duties as may be assigned to the Secretary by the President or the Board of Directors from time to time.

SECTION 5.9.    TREASURER.    Except as the Board of Directors may otherwise provide, the Treasurer shall: (a) have general charge of the financial affairs of the Corporation; (b) have or oversee the custody of the funds, securities and other valuable documents of the Corporation; (c) maintain or oversee the maintenance of proper financial books and records of the Corporation; and (d) have the duties usually vested in a treasurer. The Treasurer shall have such other duties as may be assigned to the Treasurer by the President or the Board of Directors from time to time.

SECTION 5.10.  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.    The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the president or the Board of Directors from time to time.

ARTICLE VI
CERTIFICATES OF STOCK

SECTION 6.1.    CERTIFICATION.    The Board of Directors may authorize the issuance of uncertificated shares pursuant to Nevada Revised Statutes Section 78.235(4). Absent such authorization by the Board of Directors, every stockholder shall be entitled to have a certificate signed by the President and the Secretary, certifying the number of shares owned by him, her or it in the Corporation. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) class or series of any class, the designations, preferences and relative participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such stock.

SECTION 6.2.    REPLACED CERTIFICATES.    Any officer designated by the Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 6.3.    CERTIFICATE SURRENDER.    Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 6.4.    CORPORATE REGISTRAR.    The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE VII
RECORDS AND REPORTS

SECTION 7.1.    STOCK LEDGER.    The Corporation shall either maintain at its principal office a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder, or in lieu thereof maintain at its principal office a statement setting out the name of the custodian of the stock ledger.

SECTION 7.2.    ACCOUNTING BOOKS AND RECORDS.    The accounting books and records and minutes of proceedings of the stockholders and the Board of Directors and any committee or committees of the Board of Directors shall be kept at such place or places designated by the Board of Directors. The minutes, accounting books, and the records shall be kept either in written form or in any other form capable of being converted into written form. Subject to the applicable provisions of the NRS, the minutes and accounting books and records shall be open to inspection by the stockholders.

SECTION 7.3.    INSPECTION.    Every Director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind, and the physical properties of the Corporation and each of its subsidiary corporations. This inspection by a Director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

ARTICLE VIII
GENERAL PROVISIONS

SECTION 8.1.    DIVIDENDS.    Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall deem conducive to the interests of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 8.2.    FISCAL YEAR.    The fiscal year of the Corporation shall be the twelve (12) months ended April 30, unless otherwise fixed by a resolution of the Board of Directors.

SECTION 8.3.    SEAL.    The Corporation may adopt a corporate seal and have inscribed thereon the name of the Corporation and the words “Corporate Seal” and “Nevada.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

SECTION 8.4.    ELECTRONIC SIGNATURE.    Any action taken by the Board of Directors, the stockholders of the Corporation or the individual Directors, officers, employees or other agents of the Corporation, which requires a written signature, shall be deemed valid and binding if made by means of electronic signature. For purposes of these Bylaws, “electronic signature” means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a person with the intent to sign such record, including facsimile or email electronic signatures.

SECTION 8.5.    AUTHORITY.    The Chairman of the Board of Directors, the President or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation. The authority granted to these officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised by any of these officers in person or by any person authorized to do so by a proxy duly executed by the Chairman or the President.

SECTION 8.6.    CONSTRUCTION.    Whenever a conflict arises between the language of these Bylaws and the Articles of Incorporation, the Articles of Incorporation shall govern.

SECTION 8.7.    EXECUTION OF INSTRUMENTS.    All corporate instruments and documents shall be signed or countersigned, executed, verified or acknowledged by such officer or officers or other person or persons as the Board of Directors may from time to time designate. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company shall be signed by such officer or officers, agent or agents of the Company and in such manner as shall be determined from time to time by resolution of the Board of Directors.

SECTION 8.8.    SUBSIDIARY CORPORATIONS.    Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter. For the purpose of this section, a subsidiary of the Corporation as defined the NRS is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

SECTION 8.9.    WAIVERS.    Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 8.10.  RATIFICATION.    The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholder’s derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a member of the Board of Directors, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting, or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders and, if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

ARTICLE IX
AMENDMENTS

SECTION 9.1.    AMENDMENT BY BOARD OF DIRECTORS.    Except for any change for which these Bylaws require approval by more than a majority vote of the Board of Directors, these Bylaws may be amended or repealed or new or additional Bylaws may be adopted only by the vote or written consent of a majority of the Board of Directors as specified in Article III.

ARTICLE X
eXCLUSIVE FORUM FOR CERTAIN DISPUTES

SECTION 10.1.  EXCLUSIVE FORUM.    The courts of the State of Nevada shall be the sole and exclusive forum for: (1) any derivative action or proceeding brought on behalf of the Corporation; (2) any action asserting a claim of breach of a duty owed by any Director, officer, manager, agent or employee of the Corporation to the Corporation or the stockholders; (3) any action asserting a claim against the Corporation or any Director, officer, agent or employee of the Corporation arising pursuant to Nevada law or the Articles of Incorporation or these Bylaws, including any disputes, claims or controversies brought by or on behalf of any stockholder (which, for purposes of this Article X, shall mean any stockholder of record or any beneficial owner of any class or series of shares of capital stock of the Corporation, or any former holder of record or beneficial owner of any class or series of shares capital stock of the Corporation), either on his, her or its own behalf, on behalf of the Corporation or on behalf of any series or class of shares of capital stock of the Corporation or stockholders against the Corporation or any Director, officer, agent or employee of the Corporation, including any disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of the Articles of Incorporation or these Bylaws, including this Article X; or (4) any action asserting a claim against the Corporation or any Director, officer, agent or employee of the Corporation governed by the internal affairs doctrine of the State of Nevada. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing or otherwise acquiring any interest in shares of beneficial interest of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. This choice of forum provision will not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other claim for which federal courts have exclusive jurisdiction.

* * * * *

ANNEX D
FORM OF CERTIFICATE OF DESIGNATION OF SSTC CLASS A PREFERRED STOCK

SENSASURE TECHNOLOGIES INC.

FORM OF CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
CLASS A CONVERTIBLE PREFERRED STOCK

The undersigned, James Hiza, does hereby certify that:

1.           He is the Chief Executive Officer, of SENSASURE TECHNOLOGIES INC., a Nevada corporation (the “Corporation”).

2.           The Corporation is authorized to issue from time to time in one or more series or classes up to one hundred and fifty million (150,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

3.           The Corporation, pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of the Corporation’s Amended and Restated Articles of Incorporation, through the Board of Directors, adopted the following resolution on April 5, 2024: (i) designating a class of Preferred Stock, known as the Class A Convertible Preferred Stock (the “Class A Preferred Stock”) and authorizing the issuance of up to shares of Class A Preferred Stock; and (ii) setting the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption thereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Corporation’s Amended and Restated Articles of Incorporation, a class of preferred stock of the Corporation be, and it hereby is, designated out of the one hundred and fifty million (150,000,000) shares of preferred stock, $0.001 par value per share, of the Corporation, which shall have the following preferences, rights, powers, designations and other terms:

I.            Number and Designation. This class shall consist of shares of preferred stock, par value $0.001, of the Corporation that shall be designated as the Class A Convertible Preferred Stock (the “Class A Preferred Stock”). The number of authorized shares of Class A Preferred Stock may be reduced to the extent any shares are not issued and outstanding by further resolution duly adopted by the Board of Directors and by filing amendments to the Certificate of Designation pursuant to the provisions of the Nevada Revised Statutes stating that such reduction has been so authorized, but the number of authorized shares of the Class A Preferred Stock shall not be increased except pursuant to majority vote of the holders of shares of Class A Preferred Stock.

II.          Dividends. When and as any dividend or distribution is declared or paid by the Corporation on common stock, par value $0.01 per share (“Common Stock”), whether payable in cash, property, securities or rights to acquire securities, the holders of the Class A Preferred Stock will be entitled to participate with the holders of shares of Common Stock in such dividend or distribution as set forth in this Article II. At the time such dividend or distribution is payable to the holders of shares of Common Stock, the Corporation will pay to each holder of shares of Class A Preferred Stock such holder’s share of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock the shares of Class A Preferred Stock held by such holder are convertible into.

III.         Voting Rights.

A.         Subject to the provision for adjustment hereinafter set forth, each share of Class A Preferred Stock outstanding shall entitle the holder thereof to 100,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time on or after the date that Class A Preferred Stock has been issued (“Distribution Date”) declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Class A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B.         Except as otherwise provided herein, in the Articles of Incorporation, in any other Certificate of Designations creating a class or series of preferred stock, or by law, the holders of shares of Class A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

C.         In addition to any other rights provided by law, so long as any shares of Class A Preferred Stock are outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Class A Preferred Stock, will not amend or repeal any provision of, or add any provision to, the Articles of Incorporation or Bylaws if such action would materially adversely affect the voting rights of, or the other rights, preferences or restrictions provided for the benefit of, the shares of Class A Preferred Stock.

D.         Except as set forth herein, holders of shares of Class A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for taking any corporate action.

IV.         Conversion. The holders of shares of the Class A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

A.         Right to Convert. Subject to Section 4(d) below, each share of Class A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one (1) share of fully paid and non-assessable Common Stock (the “Conversion Rate”).

B.         Mechanics of Conversion. Before any holder of Class A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Class A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled set forth in this Section 4.

Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class A Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Class A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Class A Preferred Stock shall not be deemed to have converted such Class A Preferred Stock until immediately prior to the closing of such sale of securities.

C.         Split, Subdivision and Distribution Adjustments. In the event the Corporation should at any time or from time to time after the Distribution Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Rate of the Class A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Class A Preferred Stock shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

D.         Combination Adjustments. If the number of shares of Common Stock outstanding at any time after the Distribution Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Rate for the Class A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such class shall be decreased in proportion to such decrease in outstanding shares.

E.         Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of shares of the Class A Preferred Stock shall thereafter be entitled to receive upon conversion of the Class A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of the number of shares of Common Stock deliverable upon conversion of the Class A Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of shares of the Class A Preferred Stock after the recapitalization to the end that the provisions of this Section 4.E. (including adjustment of the Conversion Rate then in effect and the number of shares issuable upon conversion of the Class A Preferred Stock) shall be applicable after that event.

F.          No Impairment. The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of shares of Class A Preferred Stock against impairment.

G.         Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Class A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation.

V.           Liquidation.

A.         Preferred Stock Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of the Corporation’s preferred stock entitled, by reason of their ownership of preferred stock, to receive the preferential amount, prior and in preference to any distribution of any of the assets of the Corporation to the holders of shares of Class A Preferred Stock and Common Stock, shall be paid such preferential amount prior to any distribution of any assets of the Corporation to the holders of shares of Class A Preferred Stock and Common Stock.

B.         Remaining Distribution. Upon the completion of the distribution required by Section 5.A., above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of shares of the Class A Preferred Stock, the preferred stock and the Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Class A Preferred Stock or preferred stock).

VI.         Miscellaneous.

A.         Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Class A Preferred Stock. Upon the surrender of any certificate representing Class A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

B.         Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Class A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

C.         Priority. The Class A Preferred Stock shall be senior to the Corporation’s outstanding Common Stock referred to herein as “Junior Securities.” The Corporation may not hereafter issue any class of preferred stock that may be treated in pan passu or senior to the Class A Preferred Stock without the consent of the holders of a majority of the outstanding Class A Preferred Stock at the time.

D.         Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision hereof without the prior approval of a majority of the outstanding shares of Class A Preferred Stock; provided notwithstanding Section 3.C. above that no such action will change or affect (a) the voting rights of the Class A Preferred Stock, or (b) the amount of cash, securities or other property receivable or to be received by the holders of the Class A Preferred Stock. An adjustment to the number of outstanding shares of Common Stock pursuant to a reverse stock split or forward stock split shall not be prohibited or restricted by this Section 6.D.

E.         Generally Accepted Accounting Principles. When any accounting determination or calculation is required to be made, such determination or calculation (unless otherwise provided) will be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Corporation would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation will continue to be made in accordance with the Corporation’s previous accounting methods and policies unless the Corporation has obtained the prior written consent of the holders of a majority of the Class A Preferred Stock then outstanding.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Certificate this____ day of ____, 2024.

By:

James Hiza
President

[Signature Page to Class A Preferred Stock Certification of Designation]

ANNEX E
FORM OF CERTIFICATE OF DESIGNATION OF SSTC CLASS B PREFERRED STOCK

SENSASURE TECHNOLOGIES INC.

FORM OF CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
CLASS B CONVERTIBLE PREFERRED STOCK

The undersigned, James Hiza, does hereby certify that:

1.           He is the Chief Executive Officer, of SENSASURE TECHNOLOGIES INC., a Nevada corporation (the “Corporation”).

2.           The Corporation is authorized to issue from time to time in one or more series or classes up to one hundred and fifty million (150,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

3.           The Corporation, pursuant to authority expressly granted and vested in the Board of Directors of the Corporation by the provisions of the Corporation’s Amended and Restated Articles of Incorporation, through the Board of Directors, adopted the following resolution on April 5, 2024: (i) designating a class of Preferred Stock, known as the Class B Convertible Preferred Stock (the “Class B Preferred Stock”) and authorizing the issuance of up to shares of Class B Preferred Stock; and (ii) setting the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption thereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Corporation’s Amended and Restated Articles of Incorporation, a class of preferred stock of the Corporation be, and it hereby is, designated out of the one hundred and fifty million (150,000,000) shares of preferred stock, $0.001 par value per share, of the Corporation, which shall have the following preferences, rights, powers, designations and other terms:

TERMS OF THE CLASS B CONVERTIBLE PREFERRED STOCK

Section 1.   Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(c).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-K) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 5(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 49% of the voting securities of the Corporation (other than by means of conversion or exercise of Class B Preferred Stock, (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 33% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 33% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Commission” or the “SEC” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 5(a).

“Conversion Price” shall have the meaning set forth in Section 5(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Class B Preferred Stock in accordance with the terms hereof.

“Corporation Redemption” has the meaning set forth in Section 8.

“Corporation Redemption Price” has the meaning set forth in Section 8.

“Corporation Redemption. Payment Date” has the meaning set forth in Section 8.

“Corporation Redemption Notice” has the meaning set forth in Section 8.

“Designation, Amount and Par Value” The class of preferred stock shall be designated as Class B Convertible Preferred Stock (the “Class B Preferred Stock”) and the number of shares so designated shall be up to            (            ) (which shall not be subject to increase without the written consent of all of the Holders). Each share of Class B Preferred Stock shall have a par value of $0.001 per share and a stated value of $1,200, subject to increase set forth in Section 3 and/or elsewhere in this Certificate of Designation.

“DTC” means the Depository Trust Company.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

“Dividend” shall have the meaning set forth in Section 2.

“DWAC Eligible” means that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including without limitation transfer through DTC’s DWAC system, (b) the Corporation has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC, and (a) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Eligible Markets” means the New York Stock Exchange, NYSE Amex (formerly known as the American Stock Exchange), Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market and such other exchanges.

“Event of Default” means the occurrence of any of the following events: (i) the suspension, cessation from trading or delisting of the Common Stock on the Trading Market for a period of two (2) consecutive trading days or more; (ii) the failure by the Corporation to timely comply with the reporting requirements of the Exchange Act; (iii) the failure for any reason by the Corporation to issue Dividends or Conversion Shares to the Holder within the required time periods; (iv) the Corporation breaches any representation, warranty, covenant or other term of condition contained in definitive agreements between the Corporation and the Holder; (v) the Corporation has a Bankruptcy Event or receivership or any money judgment writ, liquidation or a similar process is entered by or filed against the Corporation for more than $50,000 and remains unvacated, unbonded or unstayed for a period of twenty (20) calendar days; (vi) any cessation of operations by the Corporation or failure by the Corporation to maintain any assets, intellectual, personal or real property or other assets which are necessary to conduct its business (vii) the Corporation shall lose the “bid” price for the Common Stock on the Trading Market; or (viii) if at any time the Common Stock is no longer DWAC eligible.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(c).

“GAAP” means United States generally accepted accounting principles.

“Holders” means Holders of the Class B Preferred Stock.

“Indemnified Party” shall have the meaning set forth in Section 11(f).

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $10,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Class B Preferred Stock in dividend rights or liquidation preference.

“Late Fees shall have the meaning set forth in Section 2(d).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 4.

“Losses” shall have the meaning set forth in Section 11(f).

“New York Courts” shall have the meaning set forth in Section 12(d).

“Notice of Conversion” shall have the meaning set forth in Section 5.

“Original Issue Date” means the date of the first issuance of the applicable shares of the Class B Preferred Stock to a Holder regardless of the number of transfers of any particular shares of Class B Preferred Stock and regardless of the number of certificates which may be issued to evidence such Class B Preferred Stock.

“Permitted Governmental Indebtedness” means Indebtedness for the purpose of supporting product sales by the Borrower.

“Permitted Indebtedness” means (i) Indebtedness of the Corporation set forth in Corporation’s most recent periodic report filed with the SEC by the Corporation on Form 10-Q or Form 10-K (the “SEC Reports”) provided none of such Indebtedness, has been increased, extended and/or otherwise changed), (ii) Indebtedness secured by Permitted Liens described in clauses “(iii)” of the definition of Permitted Liens, and (iv) Permitted Governmental Indebtedness.

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings. (iv) Liens (a) upon or in any equipment acquired or held by the Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, and (b) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment and (v) any Liens for Permitted Indebtedness set forth in (i) and (ii) of the definition of Permitted Indebtedness provided as to “(ii)” of Permitted Indebtedness such Liens were in existence and not amended, supplemented and/or modified since the original issuance date any such Indebtedness was incurred.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggy-Back Registration” shall have the meaning set forth in Section 11(a).

“Premium Rate” shall have the meaning set forth in Section 8(a).

“Registration Statement” shall have the meaning set forth in Section 11(a).

“Regulation S-X” means Regulation S-X promulgated under the Securities Act and as interpreted by the SEC.

“Securities” means the Class B Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933. as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 5(c)(i).

“Stated Value” shall mean $1,200, subject to increase set forth in Section 3 and/or elsewhere in this Certificate of Designation.

“Subsidiary” means any subsidiary of the Corporation as set forth on Exhibit 21.1 to the Corporation’s Registration Statement on Form S-4 initially filed on March 26, 2024 and declared effective by the SEC on April 10, 2024, and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after such effective date.

“Successor Entity” shall have the meaning set forth in Section 3.

“Trading Day or Date” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question: The Nasdaq Global Market, The Nasdaq Global Select Market, The Nasdaq Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace, the OTCQB Marketplace, the OTC Pink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, all exhibits and schedules hereto and, in connection with a specific issuance of Series B Preferred Stock, any purchase agreement entered into in connection with such issuance and all exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to such a purchase agreement.

“Transfer Agent” means VStock Transfer, LLC with a mailing address of 18 Lafayette Place, Woodmere, New York, New York 11598 and any successor transfer agent of the Corporation.

“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Class B Preferred Stock, the sum of (a) 135% of the Stated Value and (b) all accrued but unpaid dividends thereon and (c) all liquidated damages, Late Fees and other costs, expenses or amounts due in respect of the Class B Preferred Stock including, but not limited to legal fees and expenses of legal counsel to the Holder in connection with, related to and/or arising out of a Triggering Event.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Class B Preferred Stock.

“VWAP” means, for or as of any date for the Common Stock, the dollar volume-weighted average price for the Common Stock on the Trading Market during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for the Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Common Stock as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for the Common Stock on such date on any of the foregoing bases, the VWAP of the Common Stock on such date shall be the fair market value as mutually determined by the Corporation and the Holder. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

Section 2.   Dividends.

(a)         Dividends in Cash or in Kind. Each share of Class B Preferred Stock shall be entitled to receive, and the Corporation shall pay, cumulative dividends of ten percent (10%) per annum, payable quarterly, beginning on the Original Issuance Date and ending on the date that such share of Preferred Share has been converted or redeemed (the “Dividend End Date”). Dividends may be paid in cash or in shares of Class B Preferred Stock at the discretion of the Corporation.

(b)         Dividend Calculations. Subject to Section 3(a), dividends on the Class B Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve (12) thirty (30) calendar day periods, and shall accrue and compound daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall cease to accrue with respect to any Class B Preferred Stock redeemed or converted, provided that the Corporation actually delivers the Conversion Shares within the time period required by Section 6(c)(i) herein.

(c)         Late Fees. Any dividends that are not paid a Dividend Payment Date shall continue to accrue and shall entail a late fee (“Late Fees”) which must be paid in cash, at the rate of 14% per annum or the lesser rate permitted by applicable law which shall accrue and compound daily from the Dividend Payment Date through and including the date of actual payment in full.

(d)         Other Securities. So long as any Class B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities or pari passu securities other than any Class B Preferred Stock purchased to the terms of this Certificate of Designation. So long as any Class B Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 2 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities pari passu securities as long as any dividends due on the Class B Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or pari passu securities.

Section 3.   Voting Rights. The Class B Preferred Stock will vote together with the Common Stock on an unconverted basis subject to the Beneficial Ownership Limitations. However, as long as any shares of Class B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Class B Preferred Stock directly and/or indirectly (a) alter or change adversely the powers, preferences or rights given to the Class B Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or otherwise pari passu with, the Class B Preferred Stock or, authorize or create any class of stock ranking as to dividends senior to, or otherwise pari passu with, the Class B Preferred Stock, (c) amend the Articles of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Class B Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Section 4.   Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Class B Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than forty-five (45) days prior to the payment date stated therein, to each Holder.

Section 5.   Conversion.

(a)     Conversions at Option of Holder. Each share of Class B Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 5(d)) determined by dividing the Stated Value of such share of Class B Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Class B Preferred Stock to be converted, the number of shares of Class B Preferred Stock owned prior to the conversion at issue, the number of shares of Class B Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Class B Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Class B Preferred Stock to the Corporation unless all of the shares of Class B Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Class B Preferred Stock promptly following the Conversion Date at issue. Shares of Class B Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(b)    Conversion Price. The conversion price (the “Conversion Price”) for the Class B Preferred Stock shall be the amount equal to the lower of (1) a fixed price equaling the closing bid price of the Common Stock on the trading day immediately preceding the Original Issue Date and (2) 100% of the lowest VWAP of the Common Stock during the fifteen (15) Trading Days immediately preceding, but not including, the Conversion Date. All such foregoing determinations will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period. Nothing herein shall limit a Holder’s right to pursue actual damages including, but not limited to, as a result of a Triggering Event pursuant to Section 10 hereof and the Holder shall have the right to pursue ail remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Following an Event of Default, the Conversion Price shall equal the lower of: (a) the then applicable Conversion Price; or (b) a price per share equaling eighty percent (80%) of the lowest traded price for the Common Stock during the fifteen (15) Trading Days immediately preceding, but not including, the Conversion Date.

(c)     Mechanics of Conversion

(i)          Delivery of Conversion Shares Upon Conversion. Not later than two (2) Trading Days after each Conversion Date (the “Share Delivery Date”) the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Class B Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

(ii)         Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Class B Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

(iii)        Obligation Absolute: Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Class B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that die Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Class B Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Class B Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Class B Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 5 on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each

$5,000 of Stated Value of Class B Preferred Stock being converted, $100 per Trading Day (increasing to $150 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. All liquidated damages shall be paid to the Holder not later than the fifth (5th) Trading Day after notice is provided to the Corporation by the Holder stating that any such liquidated damages are due pursuant to this Section 5. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv)         Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 5, and if after such Share Delivery Date such Holder is required by its brokerage (Inn to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Class B Preferred Stock equal to the number of shares of Class B Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 5. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Class B Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The payment of all amounts due by the Corporation to the Holder shall be paid in cash no later than the fifth (5th) Business Day after notice is provided by a Holder to the Corporation requesting the payment of any such liquidated damages. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Class B Preferred Stock as required pursuant to the terms hereof.

(v)          Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to 300% of the Required Minimum for the sole purpose of issuance upon conversion of the Class B Preferred Stock and payment of dividends on the Class B Preferred Stock, all as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Significant Purchasers, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth herein or in any purchase agreement) be issuable (taking into account the adjustments and restrictions of Section 7, but ignoring any Beneficial Ownership Limitations or other restrictions and/or limitations on conversions set forth herein or elsewhere) upon the conversion of the then outstanding shares of the Class B Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable, and, at such times as a registration statement covering such shares is then effective under the Securities Act, will be registered for public resale in accordance with such registration statement. For purposes of this Certification of Designation, the term “Required Minimum shall be defined as the product of (i) 300%, multiplied by (ii) the quotient of (A)(x) all outstanding Stated Value of all issued and outstanding shares of the Class B Preferred Stock, (y) all unpaid dividends thereon (whether accrued or not), and (z) all fees and/or any costs and expenses relating to the Transaction Documents, including, but not limited to, Late Fees and liquidation damages, divided by (B) the Conversion Price on the Original Issue Date. The Required Minimum shall be increased from time to time to ensure appropriate coverage for Securities issued or issuable to Purchaser.

(vi)        Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Class B Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(vii)       Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Class B Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Class B Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. In the event that the holder requests same-day processing for a Notice of Conversion, such Holder shall pay all Transfer Agent fees required for such same-day processing and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(d)     Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Class B Preferred Stock, and a Holder shall not have the right to convert any portion of the Class B Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Class B Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Class B Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Class B Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Class B Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Class B Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Class B Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Class B Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two (2) Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any ease, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Class B Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Class B Preferred Stock held by the applicable Holder.

Section 6.   Intentionally Omitted.

Section 7.   Certain Adjustments.

(a)     Stock Dividends and Stock Splits. If the Corporation, at any time while this Class B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions that is payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Class B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)    Most Favored Nation Provision. From the date hereof until the date when the Holder no longer holds any Class B Preferred Stock, upon any issuance by the Corporation or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, Indebtedness or a combination of units thereof (a “Subsequent Financing”), the Holder may elect, in its sole discretion, to exchange (in lieu of conversion), if applicable, all or some of the shares of Class B Preferred Stock then held for any securities or units issued in a Subsequent Financing on a $1.00 for $1.00 basis. The Corporation shall provide the Holder with notice of any such Subsequent Financing in the manner set forth below Additionally, if in such Subsequent Financing there are any contractual provisions or side letters that provide terms more favorable to the investors than the terms provided for hereunder, then the Corporation shall specifically notify the Holder of such additional or more favorable terms and such terms, at Holder’s option, shall become a part of the transaction documents with the Holder. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing stock sale price, private placement price per share, and warrant coverage. For purposes of illustration, if a Subsequent Financing were to occur whereby the Corporation sells and issues a convertible note with a conversion price that includes a discount to the market price of its Common Stock, the Holder will be entitled to receive the same convertible note on the exact same terms on a dollar for dollar basis via the exchange of the Class B Preferred Stock the Holder holds on the date of the sale and issuance of the convertible note.

(c)     Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Class B Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate an any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d)    Pro Rata Distributions. During such time as the Class B Preferred Stock is outstanding, if the Corporation shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”) at any time after the issuance of this Class B Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Class B Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(e)     Fundamental Transaction.

(1)            General. The Corporation shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity (as defined below) assumes in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for shares of Class B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Class B Preferred Stock, including, without limitation, which is convertible into a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Class B Preferred Stock (without regard to any limitations on the conversion of the Class B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Class B Preferred Stock immediately prior to the consummation of such Fundamental Transaction) and (ii) if the Fundamental Transaction occurs within six (6) months of the Original Issue Date, the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion of the Class B Preferred Stock at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of common stock (or other securities, cash, assets or other property) issuable upon the conversion of the Class B Preferred Stock prior to the applicable Fundamental Transaction, such shares of publicly traded Common Stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had the Class B Preferred Stock been converted immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the conversion of the Class B Preferred Stock), as adjusted in accordance with the provisions of this Certificate of Designation. Notwithstanding the foregoing, and without limiting Section 5 hereof, the Holder may elect, at its sole option, by delivery of written notice to the Corporation to waive this Section 7(e) to permit the Fundamental Transaction without the assumption of the Class B Preferred Stock. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”) the Corporation shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of the Class B Preferred Stock at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Class B Preferred Stock prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had the Preferred Shares been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the conversion of the Class B Preferred Stock). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(2)            Black Scholes Value. Notwithstanding the foregoing and the provisions of Section 5 above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Transaction, (y) the consummation of any Fundamental Transaction and (z) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Corporation pursuant to a Current Report on Form 8-K filed with the SEC, the Corporation or the Successor Entity (as the case may be) shall purchase the Class B Preferred Stock from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value.

(3)            Fundamental Transaction. If, at any time while any Class B Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”) then, upon any subsequent conversion of the Class B Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 6 on the conversion of the Class B Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock into which each share of Class B Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6 on the conversion of the Class B Preferred Stock), For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series B Preferred Stock following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Corporation or any Successor Entity shall, at the Holder’s option, exercisable at any time concurrently with, or within thirty (30) days after, the consummation of the Fundamental Transaction, purchase the shares of Class B Preferred Stock from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unconverted shares of Class B Preferred Stock on the date of the consummation of such Fundamental Transaction. “Black Scholes Value” means the value of the unconverted shares of Class B Preferred Stock remaining on the date of the Holder’s request pursuant to Section 7(e)(2) which value is calculated using the Black Scholes Option Pricing Model for a “call” or “put” option, as elected by the Holder, as obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest closing price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 7(e)(2) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Conversion Price in effect on the date of the Holder’s request pursuant to Section 7(e)(2), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate as of the date of the Holder’s request pursuant to Section 7(c)(2) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the thirty (30) day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and any other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the holder in exchange for the Class B Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Class B Preferred Stock which is convertible into a corresponding number of shares of capital stock or such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Class B Preferred Stock (without regard to any limitations on the conversion of the Class B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Class B Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and any other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and any other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

(f)     Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(g)    Notice to the Holders.

(i)          Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)         Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation (F) the Corporation shall take any action to effectuate a Corporation Redemption, or (G) a Triggering Event shall have occurred, then, in each cast, the Corporation shall cause to be tiled at each office or agency maintained for the purpose of conversion of this Class B Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified (unless a greater or lesser time period is expressly required elsewhere in this Certificate of Designation), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Class B Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth in this Certificate of Designation.

(h)    Participation in Subsequent Financing.

(i)          Upon a Subsequent Financing, a Holder of at least one hundred (100) shares of Class B Preferred Stock (each such Holder a “Significant Purchaser”) shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(ii)         At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Corporation shall deliver to each Significant Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Significant Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Significant Purchaser, and only upon a request by such Significant Purchaser, for a Subsequent Financing Notice, the Corporation shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Significant Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(iii)        Any Significant Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Corporation by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Significant Purchasers have received the Pre-Notice that such Significant Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Significant Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Corporation receives no such notice from a Significant Purchaser as of such fifth (5th) Trading Day, such Significant Purchaser shall be deemed to have notified the Corporation that it does not elect to participate.

(iv)         If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Significant Purchasers have received the Pre-Notice, notifications by the Significant Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Corporation may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(v)          if by 5:30 pan. (New York City time) on the fifth (5th) Trading Day after all of the Significant Purchasers have received the Pre-Notice, the Corporation receives responses to a Subsequent Financing Notice from Significant Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Significant Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means, for each Holder, a fraction the numerator of which is the number shares of Class B Preferred Stock held by such Holder at the applicable time of determination and the denominator of which is the total number of Class B Preferred Stock outstanding at the applicable time of determination.

(vi)        The Corporation must provide the Significant Purchasers with a second Subsequent Financing Notice, and the Significant Purchasers will again have the right of participation set forth above in this Section 7(h), if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within ten (10) Trading Days after the date of the initial Subsequent Financing Notice.

(vii)       The Corporation and each Significant Purchaser agree that if any Significant Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Significant Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Significant Purchaser. In addition, the Corporation and each Significant Purchaser agree that, in connection with a Subsequent Financing, the transaction documents related to the Subsequent Financing shall include a requirement for the Corporation to issue a widely disseminated press release by 9:30 am (New York City time) on the Trading Day of execution of the transaction documents in such Subsequent Financing (or, if the date of execution is not a Trading Day, on the immediately following Trading Day) that discloses the material terms of the transactions contemplated by the transaction documents in such Subsequent Financing.

(viii)      Notwithstanding anything to the contrary in this Section 7(h) and unless otherwise agreed to by such Significant Purchaser, the Corporation shall either confirm in writing to such Significant Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Significant Purchaser will not be in possession of any material, non-public information, by the tenth (10th) Business Day following delivery of the Subsequent Financing Notice. If by such tenth (10th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Significant Purchaser, such transaction shall be deemed to have been abandoned and such Significant Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Corporation or any of its Subsidiaries.

(ix)        Notwithstanding the foregoing, this Section 7(h) shall not apply in respect of an Exempt Issuance.

Section 8.   Corporation Redemption.

(a)         The Corporation shall have the right to redeem (a “Corporation Redemption”), all (but not less than all), shares of the Class B Preferred Stock issued and outstanding at any time after the Original Issue Date, upon five (5) business days’ notice, at a redemption price per Class B Preferred Stock then issued and outstanding (the “Corporation Redemption Price”), equal to the product of (i) the Premium Rate multiplied by (ii) the sum of (x) the Stated Value, (y) all accrued but unpaid dividends, and (z) all other amount due to the Holder pursuant to this Certificate of Designation and/or any Transaction Document including, but not limited to Late Fees, liquidated damages and the legal fees and expenses of the Holder’s counsel relating to this Certification of Designation, any other Transaction Document and/or the transactions contemplated thereunder and/or hereunder. “Premium Rate” means (a) 1.15 if all of the Class B Preferred Stock is redeemed within ninety (90) calendar days from the issuance date thereof; (b) 1.2 if all of the Class B Preferred Stock is redeemed after ninety (90) calendar days and within one hundred twenty (120) calendar days from the issuance date thereof; (c) 1.25 if all of the Class B Preferred Stock is redeemed after one hundred twenty (120) calendar days and within one hundred eighty (180) calendar days from the issuance date thereof.

(b)         The Corporation may not deliver to a holder a Corporation Redemption Notice unless on or prior to the date of delivery of such Corporation Redemption Notice, the Corporation shall have segregated on the books and records of the Corporation an amount of cash sufficient to pay the Corporation Redemption Price for each share of Class B Preferred Stock then issued and duly. Any Corporation Redemption Notice delivered shall be irrevocable and shall be accompanied by a statement executed by Corporation duly authorized officer of the Corporation.

(c)         The Corporation Redemption Price required to be paid by the Corporation to each Holder shall be paid in the cash to each Holder of shares of Class B Preferred Stock no later than five (5) calendar days from the date of mailing of the Corporation Redemption Notice (the “Corporation Redemption Payment Date”).

(d)         Notwithstanding the delivery of a Corporation Redemption Notice, a Holder may convert some or all of its shares of Class B Preferred Stock until the date it receives in full Corporation Redemption Price, provided, however, that notwithstanding anything to the contrary provided herein or elsewhere (i) in the event a Holder would be precluded from converting any shares of Class B Preferred Stock, due to the limitation contained in Section 5, the Corporation Redemption Payment Date, for such Holder only, shall automatically be extended by one hundred twenty (120) days (or such shorter period as so provided to the Corporation by the Holder at any time and (ii) if a Mandatory Conversion has occurred prior to the Corporation Redemption Payment Date and for whatever reason including, but not limited to, the Beneficial Ownership Limitation, a Holder still owns Class B Preferred Stock, any such Holder may elect to extend the Corporation Redemption Payment Date as to any or all of such Holder’s Class B Preferred Stock for up to one hundred twenty (120) days following the Corporation Redemption Payment Date to allow such Holder to convert its remaining Class B Preferred Stock into Conversion Shares.

Section 9.   Negative Covenants. From the date hereof until the date no shares of Class B Preferred Stock are issued and outstanding, unless Holders of at least 75% in Stated Value of the then outstanding shares of Class B Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

(a)         other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b)         other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c)         amend its charter documents, including, without limitation, its articles of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(d)         repay, repurchase or offer to repay, repurchase or otherwise acquire of any shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to the Conversion Shares;

(e)         pay cash dividends or distributions on Junior Securities of the Corporation;

(f)          enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

(g)         enter into any agreement with respect to any of the foregoing.

Section 10. Redemption Upon Triggering Events.

(a)         “Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)    the Corporation shall fail to deliver Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the fifth (5th) Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Class B Preferred Stock in accordance with the terms hereof;

(ii)    the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-1n within five (5) Trading Days after notice therefor is delivered hereunder.

(iii)    the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

(iv)    unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the applicable Transaction Documents and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within five (5) calendar days after the date on which written notice of such failure or breach shall have been delivered;

(v)    the Corporation shall redeem Junior Securities or part passu securities;

(vi)    the Corporation shall be party to a Change of Control Transaction;

(vii)    there shall have occurred a Bankruptcy Event;

(viii)    any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets for more than $50,000 (provided that amounts covered by the Corporation’s insurance policies are not counted toward this $50,000 threshold), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of thirty (30) Trading Days;

(ix)    the electronic transfer by the Corporation of shares of Common Stock through the Depository Trust Company or another established clearing corporation once established subsequent to the date of this Certificate of Designation is no longer available or is subject to a “freeze” and/or “chill”;

(x)    the Corporation shall no longer be DWAC eligible; or

(xi)    any Event of Default.

(b)         Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to (A) redeem all of the Class B Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount, or (13) at the option of each Holder either (i) redeem all of the Class B Preferred Stock then held by such Holder though the issuance to such Holder of such number of shares of Common Stock equal to the quotient of (x) the Triggering Redemption Amount, divided by (y) the lowest of (1) the Conversion Price, and (2) 80% of the lowest traded price of the Common Stock during the fifteen (15) Trading Days immediately prior to the date of election hereunder, and (ii) increase the dividend rate on all of the outstanding Class B Preferred Stock held by such Holder retroactively to the Original Issue Date to 18% per annum thereafter. The Triggering Redemption Amount, whether payable in cash or in shares, shall be due and payable or issuable, as the case may be, within five (5) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing and compounding daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full.

Section 11. Registration Rights.

(a)         If at any time on or after the issuance date of the Class B Preferred Stock, there is no effective registration statement registering, or no current prospectus available for, the resale of the Conversion Shares by the Holder, and the Corporation proposes to file any Registration Statement with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Corporation for its own account or for shareholders of the Corporation for their account (or by the Corporation and by shareholders of the Corporation), other than a Registration Statement in connection with a merger or acquisition, then the Corporation shall (x) give written notice of such proposed filing to the Holders as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the Holders the opportunity to register the sale of such number of Class B Preferred Stock as such Holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Corporation shall cause such Class B Preferred Stock to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Class B Preferred Stock requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Corporation and to permit the sale or other disposition of such Class B Preferred Stock in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their Class B Preferred Stock through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

(b)         Any Holder may elect to withdraw such Holder’s request for inclusion of Class B Preferred Stock in any Piggy-Back Registration by giving written notice to the Corporation of such request to withdraw prior to the effectiveness of the Registration Statement. The Corporation (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Corporation shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration (including but not limited to any legal fees).

(c)         The Corporation shall notify the Holders at any time when a prospectus relating to such Holder’s Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such Holder, the Corporation shall also prepare, file and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Class B Preferred Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Holders shall not offer or sell any Class B Preferred Stock covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(d)         the Corporation may request a Holder to furnish the Corporation such information with respect to such Holder and such Holder’s proposed distribution of the Class B Preferred Stock pursuant to the Registration Statement as the Corporation may from time to time reasonably request in writing or as shall be required by law or by the Commission in connection therewith, and such Holders shall furnish the Corporation with such information.

(e)         All fees and expenses incident to the performance of or compliance with this Section 11 by the Corporation shall be borne by the Corporation whether or not any Class B Preferred Stock are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Corporation’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock are then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Corporation in writing (including, without limitation, fees and disbursements of counsel for the Corporation in connection with Blue Sky qualifications or exemptions) and (D) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sates of Class B Preferred Stock with FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Corporation, (v) Securities Act liability insurance, if the Corporation so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Corporation in connection with the consummation of the transactions contemplated by this Section 11.

(f)          The Corporation and its successors and assigns shall indemnify and hold harmless each purchaser, each Holder, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls each purchaser or arty such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 11, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding a purchaser or such Holder furnished to the Corporation by such party for use therein. The Corporation shall notify each purchaser and each Holder promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 11 of which the Corporation is aware. If the indemnification hereunder is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Corporation shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Corporation and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Corporation and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission ohs material fact, has been taken or made by, or relates to information supplied by, the Corporation or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for herein was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 11(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 11(f), neither the purchaser nor any Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Section 12. Miscellaneous.

(a)         Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally or sent by a nationally recognized overnight courier service and by facsimile or e-mail, addressed to the Corporation, at 4730 S. Fort Apache Rd., Suite 300, Las Vegas, Nevada 89147; Attention: Chief Executive Officer, e-mail jim@sensasuretch.com, or such other e-mail or address as the Corporation may specify for such purposes by prior written notice to the Holders delivered in accordance with this Section 12. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder provided to the Corporation in writing. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section 12 prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section 12 on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)         Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Class B Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c)         Lost or Mutilated Class B Preferred Stock Certificate. If a Holder’s Class B Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Class B Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(d)         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the Borough of Manhattan, New York, New York, (the “New York Courts’). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or preceding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trig. by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e)         Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breads of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a (holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

(f)          Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g)         Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h)         Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i)          Status of Converted or Redeemed Class B Preferred Stock. If any shares of Class B Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Class B Preferred Stock.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Certificate this ____ day of ____, 2024.

By:

James Hiza
President

[Signature Page to Class B Preferred Stock Certification of Designation]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF CLASS B PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Class B Convertible Preferred Stock (the “Class B Preferred Stock”) indicated below into shares of Common Stock, par value $0.01 per share (the “Common Stock”), of SENSASURE TECHNOLOGIES, Inc., a Nevada corporation (the “Corporation”). according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation or pursuant to the terms of the applicable Transaction Documents. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:
Number of shares of Class B Preferred Stock owned prior to Conversion:
Number of shares of Class B Preferred Stock to be Converted:
Stated Value of shares of Class B Preferred Stock to be Converted:
Dollar amount of interest to be Converted:
Other amounts owed to the Undersigned by the Corporation under the Certificate of Designation and/or any other Transaction Document to be Converted:
Number of shares of Common Stock to be Issued:
Applicable Conversion Price:
Number of shares of Class B Preferred Stock subsequent to Conversion:
Address for Delivery:

Or
DWAC Instructions:

Broker no:
Account no:
Name of Entity Holder	(Please Print)
By:
Name:
Title:
Name of Individual Holder	(Please Print)
(Signature of Individual Holder)

VERDE BIO HOLDINGS, INC. P.O. BOX 67 JACKSBORO, TEXAS 76458 VERDE BIO HOLDINGS, INC. P.O. BOX 67 JACKSBORO, TEXAS 76458 SCAN TO VIEW MATERIALS & VOTE VOTE IN PERSON You may vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the location of the meeting of stockholders, please call 1-800-690-6903. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V38054-S87335 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VERDE BIO HOLDINGS, INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. The approval of the merger (the “Merger”) of Formation Minerals, Inc., a Nevada corporation (“Merger Sub”) and a direct, wholly-owned subsidiary of SensaSure Technologies Inc., a Nevada corporation (“SSTC”), with and into Verde Bio Holdings, Inc., a Nevada corporation (“Verde”), with Verde continuing as the surviving entity, pursuant to the terms and subject to the conditions of that certain Agreement and Plan of Merger, dated as of December 11, 2023, as amended as of February 8, 2024 (the “Merger Agreement”), by and between SSTC, Merger Sub and Verde, and the Merger Agreement (the “Merger Proposal”). 2. The approval of the adjournment of the Verde special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjustment to approve the Merger Proposal. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXY, IN HIS DISCRETION, IS AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE INDIVIDUALS SIGNATORY HERETO ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

VERDE BIO HOLDINGS, INC. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT THE OFFICES OF SULLIVAN & WORCESTER LLP 1633 BROADWAY, NEW YORK, NEW YORK 10019 ON MAY 9, 2024 AT 11:00 AM, EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Special Meeting of Stockholders of Verde Bio Holdings, Inc. will address the following items of business: 1. The approval of the merger (the “Merger”) of Formation Minerals, Inc., a Nevada corporation (“Merger Sub”) and a direct, wholly-owned subsidiary of SensaSure Technologies Inc., a Nevada corporation (“SSTC”), with and into Verde Bio Holdings, Inc., a Nevada corporation (“Verde”), with Verde continuing as the surviving entity, pursuant to the terms and subject to the conditions of that certain Agreement and Plan of Merger, dated as of December 11, 2023, as amended as of February 8, 2024 (the “Merger Agreement”), by and between SSTC, Merger Sub and Verde, and the Merger Agreement (the “Merger Proposal”). 2. The approval of the adjournment of the Verde special meeting from time to time, if necessary or appropriate, including to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjustment to approve the Merger Proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. V38055-S87335 VERDE BIO HOLDINGS, INC. SPECIAL MEETING OF STOCKHOLDERS MAY 9, 2024, 11:00 AM Eastern Time Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the Special Meeting of Stockholders of Verde Bio Holdings, Inc. (the “Company”), including the Company’s joint proxy statement/prospectus, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. The stockholder(s) hereby appoint(s) Scott A. Cox, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock, par value $0.001 per share, Series A Preferred Stock, par value $0.001 per share, and Series C Preferred Stock, par value $0.001 per share, of VERDE BIO HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the offices of Sullivan & Worcester LLP at 1633 Broadway New York, New York 10019, on May 9, 2024, at 11:00 a.m., Eastern time, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the joint proxy statement/prospectus, which includes the notice of this Special Meeting of Stockholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXY, IN HIS DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side